SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-12

                         PRINCIPAL INVESTORS FUND, INC.
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                          PRINCIPAL INVESTORS FUND, INC.

                                 680 8th Street

                           Des Moines, Iowa 50392-2080




                                November 16, 2006


Dear Shareholder:

         The Board of Directors of Principal Investors Fund, Inc. ("PIF") has called a special meeting of the shareholders of all the separate series or funds of PIF (the "Funds") for December 15, 2006. The purpose of the meeting is to elect the Board of Directors, including four nominees for new Directors, and to consider a number of other matters, some of which relate to all or most of the Funds and some of which relate only to certain Funds.

         The matters which relate to all or most of the Funds are proposals to:
(i) elect directors; (ii) amend the Management Agreement with Principal Management Corporation (the "Manager") for each Fund to include fund accounting services the Manager currently performs under a separate agreement; and (iii) amend the Rule 12b-1 plans for Class A and Class B shares of the Funds to change such plans from "reimbursement" to "compensation" plans. These proposals are related to a proposed reorganization providing for the combination of the separate funds of the WM Group of Funds (the "WM Funds") into corresponding PIF Funds and are intended in part to facilitate the integration of the operations of the WM Funds and PIF.

         The matters which relate only to certain Funds are proposals to: (i) approve a management fee increase for the LargeCap Growth Fund, (ii) approve an agreement appointing an additional sub-advisor for the Partners SmallCap Growth Fund III, and (iii) approve reclassifying the Real Estate Securities Fund from "diversified" to "non-diversified."

         Enclosed you will find a Notice of Special Meeting of Shareholders, a proxy statement and a proxy ballot for the shares of each Fund you owned as of October 6, 2006, the record date for the meeting. Please read these materials carefully. In order for your shares to be voted at the meeting, you are urged promptly to complete and mail your proxy ballot in the enclosed postage-paid envelope, allowing sufficient time for its receipt by December 14, 2006. To vote by touch-tone telephone or via the Internet, please follow the instructions on the proxy ballot.

         If you have questions regarding the meeting or your account, please call our shareholder services department toll-free at 1-800-247-4123.

                                          Sincerely,

                                                /s/ Ralph C. Eucher

                                          Ralph C. Eucher
                                          President and Chief Executive Officer

                         PRINCIPAL INVESTORS FUND, INC.

                                 680 8th Street

                           Des Moines, Iowa 50392-2080

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Bond & Mortgage Securities Fund          Partners MidCap Growth Fund
Disciplined LargeCap Blend Fund          Partners MidCap Growth Fund I
Diversified International Fund           Partners MidCap Growth Fund II
Equity Income Fund                       Partners MidCap Value Fund
Government & High Quality Bond Fund      Partners MidCap Value Fund I
High Quality Intermediate-Term Bond Fund Partners SmallCap Blend Fund
High Yield Fund                          Partners SmallCap Growth Fund I
Inflation Protection Fund                Partners SmallCap Growth Fund II
International Emerging Markets Fund      Partners SmallCap Growth Fund III
International Growth Fund                Partners SmallCap Value Fund
LargeCap Growth Fund                     Partners SmallCap Value Fund I
LargeCap S&P 500 Index Fund              Partners SmallCap Value Fund II
LargeCap Value Fund                      Preferred Securities Fund
MidCap Blend Fund                        Principal LifeTime 2010 Fund
MidCap Growth Fund                       Principal LifeTime 2020 Fund
MidCap S&P 400 Index Fund                Principal LifeTime 2030 Fund
MidCap Value Fund                        Principal LifeTime 2040 Fund
Money Market Fund                        Principal LifeTime 2050 Fund
Partners Global Equity Fund             Principal LifeTime Strategic Income Fund
Partners International Fund              Real Estate Securities Fund
Partners LargeCap Blend Fund             Short-Term Bond Fund
Partners LargeCap Blend Fund I           SmallCap Blend Fund
Partners LargeCap Growth Fund            SmallCap Growth Fund
Partners LargeCap Growth Fund I          SmallCap S&P 600 Index Fund
Partners LargeCap Growth Fund II         SmallCap Value Fund
Partners LargeCap Value Fund             Tax-Exempt Bond Fund
Partners LargeCap Value Fund I           Ultra Short Bond Fund
Partners LargeCap Value Fund II

To the Shareholders:

         A special meeting of shareholders of all of the Funds of PIF will be held at 680 8th Street, Des Moines, Iowa 50392-2080 on December 15, 2006, at 2:00 p.m. Central Standard Time. The meeting is being held to consider and vote on the following matters as well as any other issues that properly come before the meeting and any adjournments:

         1. Election of the Board of Directors (applies to all Funds).

         2. Approval of an Amendment to the Management Agreement to Provide for Fund Accounting Services (applies to all Funds)

         3. Approval of Amendments Changing Rule 12b-1 Plans for Class A and Class B Shares from "Reimbursement" to "Compensation" Plans (applies to all Funds having Class A and/or Class B shares)

         4. Approval of Amendment to the Management Agreement for the LargeCap Growth Fund Increasing Management Fees (applies only to the LargeCap Growth
Fund)

         5. Approval of a Sub-Advisory Agreement with Columbus Circle Investors for the Partners SmallCap Growth Fund III (applies only to the Partners SmallCap Growth Fund III).

         6. Approval of Reclassifying the Real Estate Securities Fund from "Diversified" to "Non-Diversified" (applies only to Real Estate Securities Fund)

         The close of business on October 6, 2006 is the record date for the meeting and any adjournments. Shareholders as of that date are entitled to notice of and to vote at the meeting.

         Your vote is important. No matter how many shares you own, please vote. If you own shares in more than one Fund, you need to return all of the Proxy Ballots. Please review the materials and vote today.

                                    By order of the Board of Directors


                                    Ralph C. Eucher
                                    President and Chief Executive Officer

                                    Dated:   November 16, 2006

                         PRINCIPAL INVESTORS FUND, INC.







                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD DECEMBER 15, 2006











                                November 16, 2006

                                TABLE OF CONTENTS




                                                                                                                                Page
Introduction      ..............................................................................................................   6

Voting Information    ..........................................................................................................   8

Proposal 1        Election of the Board of Directors............................................................................   9

Proposal 2        Approval of an Amendment to the Management Agreement to Provide for Fund
                  Accounting Services...........................................................................................  16

Proposal 3        Approval of Amendments Changing Rule 12b-1 Plans for Class A and Class B Shares from "Reimbursement" to
                  "Compensation" Plans..........................................................................................  21

Proposal 4        Approval of Amendment to the Management Agreement for the LargeCap GrowthFund
                  Increasing Management Fees....................................................................................  25

Proposal 5        Approval of Sub-Advisory Agreement with Columbus Circle Investors for the Partners
                  SmallCap Growth Fund III......................................................................................  31

Proposal 6        Approval of Reclassifying the Real Estate Securities Fund from "Diversified" to "Non-Diversified".............  34

Other Matters    ...............................................................................................................  35
Appendix A        Outstanding Shares and Share Ownership........................................................................ A-1

Appendix B        Audit and Nominating Committee Charter ....................................................................... B-1

Appendix C        Comparison of Fees and Expenses Under Current and Amended Management Agreements .............................. C-1

Appendix D        Form of Amended Mangement Agreement........................................................................... D-1

Appendix E        Additional Information About the Management Agreement and the Manager......................................... E-1

Appendix F        Payments to Affiliated Brokers................................................................................ F-1

Appendix G        Forms of Amended 12b-1 Plans ................................................................................. G-1

Appendix H        Form of Sub-Advisory Agreement with CCI ...................................................................... H-1



                         PRINCIPAL INVESTORS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-2080

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 15, 2006

                                  INTRODUCTION

         Principal Investors Fund, Inc. ("PIF" or "we") will hold a special shareholders meeting (the "Meeting") on December 15, 2006, at 2:00 p.m. Central Standard Time, at 680 8th Street, Des Moines, Iowa 50392-2080. This Proxy Statement and the accompanying form of proxy ballot are first being sent to shareholders on or around November 16, 2006.

         PIF is a Maryland corporation and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). PIF is a "series" mutual fund and currently offers the following 55 separate series or funds (the "Funds"):

Bond & Mortgage Securities Fund          Partners MidCap Growth Fund
Disciplined LargeCap Blend Fund          Partners MidCap Growth Fund I
Diversified International Fund           Partners MidCap Growth Fund II
Equity Income Fund                       Partners MidCap Value Fund
Government & High Quality Bond Fund      Partners MidCap Value Fund I
High Quality Intermediate-Term Bond Fund Partners SmallCap Blend Fund
High Yield Fund                          Partners SmallCap Growth Fund I
Inflation Protection Fund                Partners SmallCap Growth Fund II
International Emerging Markets Fund      Partners SmallCap Growth Fund III
International Growth Fund                Partners SmallCap Value Fund
LargeCap Growth Fund                     Partners SmallCap Value Fund I
LargeCap S&P 500 Index Fund              Partners SmallCap Value Fund II
LargeCap Value Fund                      Preferred Securities Fund
MidCap Blend Fund                        Principal LifeTime 2010 Fund
MidCap Growth Fund                       Principal LifeTime 2020 Fund
MidCap S&P 400 Index Fund                Principal LifeTime 2030 Fund
MidCap Value Fund                        Principal LifeTime 2040 Fund
Money Market Fund                        Principal LifeTime 2050 Fund
Partners Global Equity Fund             Principal LifeTime Strategic Income Fund
Partners International Fund              Real Estate Securities Fund
Partners LargeCap Blend Fund             Short-Term Bond Fund
Partners LargeCap Blend Fund I           SmallCap Blend Fund
Partners LargeCap Growth Fund            SmallCap Growth Fund
Partners LargeCap Growth Fund I          SmallCap S&P 600 Index Fund
Partners LargeCap Growth Fund II         SmallCap Value Fund
Partners LargeCap Value Fund             Tax-Exempt Bond Fund
Partners LargeCap Value Fund I           Ultra Short Bond Fund
Partners LargeCap Value Fund II

         The sponsor of PIF is Principal Life Insurance Company ("Principal Life"), the investment adviser to PIF and each of the Funds is Principal Management Corporation (the "Manager") and the principal underwriter is Princor Financial Services Corporation ("Princor"). Principal Life, an insurance company organized in 1879 under the laws of the state of Iowa, the Manager and Princor are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. ("PFG") Their address is Principal Financial Group, Des Moines, Iowa 50392-2080.

         PIF will furnish, without charge, a copy of its Annual Report to Shareholders for the fiscal year ended October 31, 2005 and Semi-Annual Report to Shareholders for the period ended April 30, 2006 to any shareholder upon request. To obtain a report, please contact PIF by calling our shareholder services department toll free at 1-800-247-4123 or by writing to PIF at the address above.

         Summary of Proposals. The Meeting is being held to consider a number of matters, some of which relate to all or most of the Funds and some of which relate only to specified Funds. The matters which relate to all or most of the Funds are proposals to:

          Proposal 1:  Elect the  Board of  Directors  (Shareholders  of all the
               Funds will vote together on Proposal1)

          Proposal 2 Approve an Amendment to the  Management  Agreement for each
               Fund to include fund accounting services the Manager currently performs under a separate agreement (Shareholders of each of the Funds will vote separately on Proposal 2)

          Proposal 3 Approve  Amendments to the Rule 12b-1 plans for Class A and
               Class B shares of the Funds to change the plans from "reimbursement" to "compensation" plans (Holders of Class A and Class B shares of each of the Funds offering Class A and/or Class B shares will vote separately on Proposal 3) (These Funds are named under Proposal 3)

         The matters which relate only to certain Funds are proposals to:

          Proposal 4: Approve  Amendment  to the  Management  Agreement  for the
               LargeCap Growth Fund to increase management fees (Shareholders of the LargeCap Growth Fund will vote on Proposal 4)

          Proposal 5 Approve  Sub-Advisory  Agreement appointing Columbus Circle
               Investors ("CCI") as a new sub-advisor to the Partners SmallCap Growth Fund III (Shareholders of the SmallCap Growth Fund III will vote on Proposal 5)

          Proposal  6   Reclassify   the  Real  Estate   Securities   Fund  from
               "diversified" to "non-diversified" (Shareholders of the Real Estate Securities Fund will vote on Proposal 6)

         PIF-WM Funds Reorganization. Certain of the Proposals which shareholders are being asked to consider are related to a proposed reorganization involving PIF. On July 25, 2006, PFG and the Manager entered into an agreement with Washington Mutual, Inc. to acquire all the outstanding stock of its subsidiary, WM Advisors, Inc. ("WMA") and two of its subsidiaries (the "Transaction"). WMA is the investment advisor to WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios, LLC, commonly known as the WM Group of Funds (the "WM Funds"). The Transaction contemplates combining the 22 separate funds of WM Funds into corresponding Funds of PIF (the "PIF-WM Funds Reorganization"). The PIF Funds involved in the Reorganization are 15 newly organized funds that will commence operations at the time of the Reorganization and the following existing PIF Funds: Disciplined LargeCap Blend, Diversified International, LargeCap Growth, Money Market, Real Estate Securities, SmallCap Growth and SmallCap Value. Two other existing PIF Funds, the Equity Income Fund and the Tax-Exempt Bond Fund, are also involved in the PIF-WM Funds Reorganization in that, pursuant to a separate, internal PIF reorganization, it is proposed that these Funds will be combined into two of the newly organized PIF Funds into which corresponding WM Funds will be combined in the PIF-WM Funds Reorganization. If shareholders of the Equity Income and Tax-Exempt Bond Funds approve the internal PIF reorganization, it is expected to take place at the same time as the PIF-WM Funds Reorganization.

         The closing of the Transaction is expected to occur in the fourth quarter of this calendar year, subject to certain regulatory and other approvals, including approval of the PIF-WM Funds Reorganization by the shareholders of certain of the WM Funds. After the Transaction, WMA and its subsidiaries will be indirect, wholly-owned subsidiaries of PFG. The PIF-WM Funds Reorganization is expected to occur after the Transaction.

         Proposals 2 and 3 above relate to the PIF-WM Funds Reorganization and are intended in part to facilitate the process of integrating and consolidating the affected PIF and WM Funds. Thus the amendment to the Management Agreement with respect to fund accounting services under Proposal 2 and the conversion of Class A and Class B share Rule 12b-1 plans from "reimbursement" to "compensation" plans under Proposal 3 will assist integrating the different approaches taken by PIF and the WM Funds to services and pricing structure. In addition, in electing the Board of Directors, shareholders are being asked to elect as new Directors four nominees who are currently members of the Board of Trustees of the WM Funds.

                               VOTING INFORMATION

         Voting procedures. We are furnishing this Proxy Statement to you in connection with the solicitation on behalf of the Board of proxies to be used at the Meeting of the Funds. The Board is asking permission to vote for you. If you complete and return the enclosed proxy ballot, the persons named on the ballot as proxies will vote your shares as you indicate on the proxy ballot or for approval of each matter for which there is no indication. If you change your mind after you send in the ballot, you may change or revoke your vote by (i) sending written notice to the Secretary of Principal Investors Fund, Inc. at Principal Financial Group, Des Moines, Iowa 50392-2080, prior to the Meeting;
(ii) subsequent execution and return of another proxy prior to the Meeting; or
(iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

         Please vote your shares by mailing the enclosed ballot and returning it in the enclosed postage paid envelope or by following the instructions on the enclosed ballot for voting by touch-tone telephone or via the Internet.

         Voting rights. Only shareholders of record at the close of business on October 6, 2006 (the "Record Date") are entitled to vote. The shareholders of all Funds will vote together on Proposal 1 regarding the election of Directors of PIF. The shareholders of each of the Funds will vote together and not by class of shares on each proposal that we intend to submit to the shareholders of that Fund, except that holders of Class A and Class B shares of each Fund voting on Proposal 3 will vote separately by class on that proposal. You are entitled to one vote on each proposal submitted to the shareholders of a Fund for each share of the Fund you hold, and fractional votes for fractional shares held. Certain of the proposals require for approval the vote of a "majority of the outstanding voting securities," which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (a "Majority of the Outstanding Voting Securities"). The affirmative vote of the holders of a plurality of the shares voted at the Meeting is required for the election of a Director under Proposal 1.

         The number of votes eligible to be cast at the meeting with respect to each Fund as of the Record Date and other share ownership information are set forth in Appendix A to this Proxy Statement.

         Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of each of the Funds outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund. For Proposal 1, the presence in person or by proxy of one-third of the shares of PIF outstanding at the close of business on the Record Date constitutes a quorum. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve certain of the proposals may be determined with reference to a percentage of votes present at the meeting, which would have the effect of counting abstentions as if they were votes against a proposal.

         In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with the applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal or any other matter with respect to a Fund will require the affirmative vote of the holders of a majority of the shares of the Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

         Solicitation procedures. We intend to solicit proxies by mail. Officers or employees of PIF, the Manager or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, PIF will reimburse them for their out-of-pocket expenses. PIF has retained the services of a professional proxy soliciting firm, Computershare Fund Services, to assist in soliciting proxies and estimates that the cost of such services will be approximately $628,000.

         Expenses of the meetings. The Funds will not pay the expenses of the Meeting, including those associated with the preparation and distribution of proxy materials and the solicitation of proxies.

                                   PROPOSAL 1

                       ELECTION OF THE BOARD OF DIRECTORS
                                   (All Funds)

     The Board has set the number of Directors at nine and has provided that the number will increase to twelve at the effective time of the PIF-WM Funds Reorganization. Each Director will serve until the next annual meeting of shareholders or until a successor is elected and qualified. Unless you do not authorize it, your proxy will be voted in favor of the twelve nominees listed below. Eight of the nominees currently serve as Directors. The following four nominees, if elected, will become new Directors at the effective time of the PIF-WM Funds Reorganization: Ms. Kristianne Blake, Mr. William G. Papesh, Mr. Daniel Pavelich and Mr. Richard Yancey. The effective time of the PIF-WM Funds Reorganization is expected to be as of the close of regular trading on the New York Stock Exchange on January 12, 2007. If the PIF-WM Funds Reorganization is not consummated for any reason, Ms. Blake and Messrs. Papesh, Pavelich and Yancey will not become Directors of PIF.

         Each nominee has agreed to be named in this proxy statement and to serve if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Director. However, if that should occur before the meeting, your proxy will be voted for the individuals recommended by the Board to fill the vacancies.

         The following table presents certain information regarding the current Directors of PIF and the four new nominees, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director or nominee in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors and the nominee who are "interested persons" (as defined in the 1940 Act) of the Fund (the "Interested Directors") and those Directors and nominees who are not interested persons of the Fund (the "Independent Directors"). Of the four nominees who are not currently directors, Mr. Papesh, who is currently an interested trustee of the WM Funds, was nominated after having been recommended by management of the Manager. Ms. Blake, Mr. Pavelich and Mr. Yancey currently are independent trustees of the WM Funds. The Board's Audit and Nominating Committee, comprised entirely of PIF's Independent Directors, selected and nominated Ms. Blake, Mr. Pavelich and Mr. Yancey after management of PIF recommended that the Board's Audit and Nominating Committee consider the independent trustees of the WM Funds as potential candidates for the Board. The Board's Audit and Nominating Committee also determined to nominate all current Independent Directors for election as Directors. All Directors serve, and all nominees elected as Directors of such companies will serve, as directors for each of the two investment companies (with a total of 86 portfolios or funds that offer shares for sale as of November 1, 2006) sponsored by Principal Life: PIF and Principal Variable Contracts Fund, Inc. ("PVC") (collectively, the "Fund Complex").

                                            Independent Directors and Nominees

Name, Address and                Position(s) Held             Principal Occupation(s)
Year of Birth                    with PIF                     During the Past 5 Years                Other Directorships Held

Elizabeth Ballantine             Director (since 2004),       Principal, EBA Associates              The McClatchy Company
1113 Basil Road                  Member of Audit and          (consulting and investments)
McLean, VA                       Nominating Committee
1948

Kristianne Blake                 Nominee for Director         President, Kristianne Gates            Avista Corporation;
1201 Third Avenue, 8th Floor                                  Blake, P.S.                            Russell Investment Company;*
Seattle, WA                                                   (CPA specializing in personal          Russell Investment Funds;*
1954                                                          financial and tax planning)            WM Funds*

Richard W. Gilbert               Director (since 2000),       President, Gilbert                     Calamos Asset
5040 Arbor Lane, #302            Member of Audit and          Communications, Inc.                   Management, Inc.
Northfield, IL                   Nominating Committee         (management advisory services)
1940

Mark A. Grimmett                 Director (since 2004),       Executive Vice President and CFO,      None
6310 Deerfield Avenue            Member of Audit and          since 2000, and prior thereto, Vice
San Gabriel, CA                  Nominating Committee         President and CFO, Merle Norman
1960                                                          Cosmetics, Inc. (manufacturer and
                                                              distributor of  skin care products)

Fritz S. Hirsch                  Director (since 2005),       President and CEO, Sassy, Inc.         None
Suite 203                        Member of Audit and          (manufacturer of infant and
2101 Waukegan Road               Nominating Committee         juvenile products)
Bannockburn, IL
1951

William C. Kimball               Director (since 2000),       Retired. Formerly, Chairman and        Casey's General Stores, Inc.
3094 104th                       Member of Audit and          CEO, Medicap Pharmacies Inc.
Urbandale, IA                    Nominating Committee         (chain of retail pharmacies)
1947

Barbara A. Lukavsky              Director (since 1993),       President and CEO, Barbican            None
100 Market Street                Member of Audit and          Enterprises, Inc. (holding company
Des Moines, IA                   Nominating Committee,        for franchises in the cosmetics
1940                             Member of Executive          industry)
                                 Committee

Daniel Pavelich                  Nominee for Director         Retired. Formerly, Chairman and        Catalytic Inc; Vaagen Bros.
1201 Third Avenue, 8th Floor                                  CEO of BDO Seidman (tax,               Lumber, Inc.;
Seattle, WA                                                   accounting and financial consulting    WM Funds*
1944                                                          services)

Richard Yancey                   Nominee for Director         Retired. Formerly, Managing            AdMedia Partners, Inc.;
42 Monroe Place                                               Director of Dillon Read & Co. (an      Czech and Slovak American
Brooklyn, NY                                                  investment bank, now part of UBS)      Enterprise Fund;
1926                                                                                                 WM Funds*

                        Interested Directors and Nominees

                                                              Positions with the Manager
                                                              and Its Affiliates;
Name, Address and                Position(s) Held             Principal Occupation(s)
Year of Birth                    with PIF                     During the Past 5 Years                Other Directorships Held

Ralph C. Eucher                  Director, President and      Director and President, the            None
711 High Street                  Chief Executive Officer,     Manager since 1999; Director,
Des Moines, IA                   Member of Executive          Princor since 2006 and prior
1952                             Committee (since 1999)       thereto, President and Director;
                                                              Senior Vice
                                                              President, since
                                                              2002, Vice
                                                              President,
                                                              1999-2002, and
                                                              prior thereto,
                                                              Second Vice
                                                              President,
                                                              Principal
                                                              Financial Group,
                                                              Inc.

William G. Papesh                Nominee for Director         President and CEO of WM Group          WM Funds*
1201 Third Avenue, 8th Floor                                  of Funds; President and Director of
Seattle, WA                                                   WM Advisors, Inc.
1943

Larry D. Zimpleman               Director, Chairman of        Chairman and Director, the             None
711 High Street                  the Board, Member of         Manager and Princor, since 2001;
Des Moines, IA                   Executive Committee          President and Chief Operating
1951                             (since 2001)                 Officer since 2006, and President,
                                                              Retirement and Investor Services,
                                                              Principal Financial Group, Inc.,
                                                              2003-2006; Executive Vice
                                                              President, 2001-2003, and prior
                                                              thereto, Senior Vice President,
                                                              Principal Financial Group, Inc.

----------------------
* The PIF Funds and the funds of Russell Investment Funds and Russell Investment Company, and the PIF Funds and the funds of WM Funds, have one or more common sub-advisors.

         During the last fiscal year of PIF, the Board of Directors held eight meetings. Each of the current Directors of PIF attended 100% of the meetings of the Board and of the committees of which the Director was a member.

         Correspondence intended for the Board or for an individual Director may be sent to the attention of the Board or the individual Director at 680 8th Street, Des Moines, Iowa 50392-2080. All communications addressed to the Board or to an individual Director received by PIF are forwarded to the full Board or to the individual Director.

Officers of PIF

         The following table presents certain information regarding the current officers of PIF, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors. Each of the officers of PIF holds the same position with PVC.

                                                       Officers

Name, Address and                                                           Principal Occupation(s)
Year of Birth                   Position(s) Held with PIF                   During the Past 5 Years

Craig L Bassett                 Treasurer (since 1993)                      Vice President and Treasurer, Principal Life
711 High Street
Des Moines, Iowa 50392
1952

Michael J. Beer                 Executive Vice President (since 1993)       Executive Vice President
711 High Street                                                             and Chief Operating Officer, the Manager; Director
Des Moines, Iowa 50392                                                      and President, Princor, since 2005
1961

Randy L. Bergstrom              Assistant Tax Counsel (since 2005)          Counsel, Principal Life
711 High Street
Des Moines, Iowa 50392
1955

David J. Brown                  Chief Compliance Officer (since 2004)       Vice President, Product & Distribution Compliance,
711 High Street                                                             Principal Life; Senior Vice President, the Manager,
Des Moines, Iowa 50392                                                      since 2004; Senior Vice President, Princor, since
1960                                                                        2003, and prior thereto, Vice President, the Manager
                                                                            and Princor

Jill R. Brown                   Vice President and Chief Financial Officer, Second Vice President, Principal Financial Group,
711 High Street                 Principal Accounting Officer (since 2003),  since 2006, and Senior Vice President, the Manager
Des Moines, Iowa 50392                                                      and Princor since 2006, Chief Financial Officer,
1967                                                                        Princor since 2003, and prior thereto, Assistant
                                                                            Financial Controller, Principal Life

Ernest H. Gillum                Vice President and Assistant Secretary      Vice President and Chief Compliance Officer, the
711 High Street                 (since 1993)                                Manager, since 2004, and prior thereto, Vice
Des Moines, Iowa 50392                                                      President, Compliance and Product Development,
1955                                                                        the Manager

Patrick A. Kirchner             Assistant Counsel (since 2002)              Counsel, Principal Life
711 High Street
Des Moines, Iowa 50392
1960

Carolyn F. Kolks                Assistant Tax Counsel (since 2005)          Counsel, Principal Life, since 2003 and prior thereto,
711 High Street                                                             Attorney
Des Moines, Iowa 50392
1962

Sarah J. Pitts                  Assistant Counsel (since 2000)              Counsel, Principal Life
711 High Street
Des Moines, Iowa 50392
1945

Layne A. Rasmussen              Vice President and Controller               Vice President and Controller- Mutual Funds,
711 High Street                 (since 2000)                                the Manager
Des Moines, Iowa 50392
1958

Michael D. Roughton             Counsel (since 1993)                        Vice President and Senior Securities Counsel,
711 High Street                                                             Principal Financial Group, Inc.; Senior Vice
Des Moines, Iowa 50392                                                      President and Counsel, the Manager and
1951                                                                        Princor; and Counsel, Principal Global

James F. Sager                  Assistant Secretary (since 2005)            Vice President, the Manager and Princor
711 High Street
Des Moines, Iowa 50392
1950

Board Committees

     Audit and Nominating Committee. PIF has an Audit and Nominating Committee. Its members are identified above. All are Independent Directors. During the last fiscal year, the Committee met four times.

         The audit committee functions of the Committee include: (1) appointing, compensating, and conducting oversight of the work of the independent auditors;
(2) reviewing the scope and approach of the proposed audit plan and the audit procedures to be performed; (3) ensuring the objectivity of the internal auditors and the independence of the independent auditors; and (4) establishing and maintaining procedures for the handling of complaints received regarding accounting, internal controls, and auditing. In addition, the Committee meets with the independent and internal auditors to discuss the results of the audits and reports to the full Board of PIF. The Committee also receives reports about accounting and financial matters affecting PIF.

         The nominating committee functions of the Committee include selecting and nominating all candidates who are not "interested persons" of PIF (as defined in the 1940 Act) for election to the Board. Generally, the Committee requests director nominee suggestions from the Committee members and management. In addition, the Committee will consider director candidates recommended by PIF shareholders. Recommendations should be submitted in writing to Principal Investors Fund, Inc. at 680 8th Street, Des Moines, Iowa 50392-2080. The Committee has not established any specific minimum qualifications for nominees. When evaluating a person as a potential nominee to serve as an independent director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.

         The Board approved its current Audit and Nominating Committee Charter on March 13, 2006. The Charter is not available on PIF's website. A copy of the Charter is included as Appendix B to this Proxy Statement.

         Executive Committee. The Executive Committee is selected by the Board of Directors. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board. During the last fiscal year, the Committee did not meet.

Compensation

         PIF does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to PIF by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an "interested person" received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount and the number of meetings attended. These fees and expenses are divided among the portfolios of PIF and PVC based on their relative net assets. The amount of such fees and expenses allocated to PIF is currently paid by the Manager pursuant to an Accounting Services Agreement between the Manager and PIF. If shareholders of a Fund approve the proposed amendment to the Management Agreement under Proposal 2, the Accounting Services Agreement will terminate as to that Fund and that Fund will bear its portion of PIF's operating expenses, including the fees and expenses of the Independent Directors. See Proposal 2 below.

         The following table provides information regarding the compensation received by the Independent Directors from, or with respect to their service as Directors of, PIF and from the Fund Complex during the fiscal year ended October 31, 2005. On that date, there were two investment companies with an aggregate total of 86 portfolios in the Fund Complex. The Fund does not provide retirement benefits to any of the Directors.

         Director                          PIF                     Fund Complex
-------------------------------------------------------------------------------
    Elizabeth Ballantine                 $51,220                        $80,250
    Richard W. Gilbert                   $45,790                        $71,500
    Mark A. Grimmett                     $49,110                        $75,000
    Fritz S. Hirsch*                     $12,151                        $19,000
    William C. Kimball                   $46,110                        $72,000
    Barbara A. Lukavsky                  $46,110                        $72,000
    --------------
    *Mr. Hirsch did not become a director until September 2005.

Share Ownership
         The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund Complex which were beneficially owned by the current Directors as of October 6, 2006. The mutual funds in which no current Directors beneficially owned shares are not listed. As of October 6, 2006, none of the new nominees for Director beneficially owned any such securities.

         As stated above, the Fund Complex includes the Funds of PIF and the separate series of PVC. For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are "interested persons" are eligible to participate in an employee benefit program which invests in the Funds. Directors who beneficially owned shares of the series of PVC did so through variable life insurance and variable annuity contracts issued by Principal Life. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

 A - $0                                D - $50,001 up to and including $100,000
 B - $1 up to and including $10,000    E - $100,001 or more
 C - $10,001 up to and including $50,000

        Independent Directors (Not Considered to Be "Interested Persons")

Principal Investors Fund, Inc.          Ballantine     Gilbert      Grimmett      Hirsch       Kimball     Lukavsky
Bond & Mortgage Securities Fund              A            D             C            A            A            A
Disciplined LargeCap Blend Fund              A            B             A            A            A            A
Diversified International Fund               C            D             A            A            A            A
Equity Income Fund                           A            C             A            A            A            A
Government & High Quality Bond Fund          A            B             C            A            A            A
Inflation Protection Fund                    A            A             C            A            A            A
International Emerging Markets Fund          C            A             A            A            A            A
LargeCap Growth Fund                         A            D             A            A            A            A
LargeCap Value Fund                          A            C             A            A            A            A
MidCap Blend Fund                            A            D             C            A            A            A
Money Market Fund                            A            B             C            A            A            D
Partners LargeCap Blend Fund I               A            B             C            A            A            A
Partners LargeCap Value Fund                 C            A             A            A            A            A
Principal LifeTime 2010 Fund                 A            A             C            A            A            A
Principal LifeTime 2050 Fund                 A            A             A            D            A            A
Real Estate Securities Fund                  C            A             A            A            A            A
Short-Term Bond Fund                         A            A             C            A            A            A
SmallCap Blend Fund                          A            A             C            A            A            A
Ultra Short Bond Fund                        A            A             C            A            A            A

     TOTAL FUND COMPLEX                      E            E             E            D            E            D

                 Directors Considered to Be "Interested Persons"
Principal Investors Fund, Inc.                    Eucher      Zimpleman
Bond & Mortgage Securities Fund                      A            A
Disciplined LargeCap Blend Fund                      C            A
Diversified International Fund                       E            A
Equity Income Fund                                   C            A
Government & High Quality Bond Fund                  C            A
LargeCap Growth Fund                                 D            A
LargeCap S&P 500 Index Fund                          E            A
MidCap Blend Fund                                    E            A
Money Market Fund                                    E            A
Partners LargeCap Blend Fund                         E            A
Partners LargeCap Blend Fund I                       C            A
Partners LargeCap Growth Fund I                      C            A
Partners LargeCap Growth Fund II                     C            A
Partners LargeCap Value Fund                         E            A

Principal Investors Fund, Inc.
  (through participation in an employee benefit plan)
Bond & Mortgage Securities Fund                      C            A
Government & High Quality Bond Fund                  C            A
LargeCap Growth Fund                                 D            A
LargeCap S&P 500 Index Fund                          D            A
LargeCap Value Fund                                  D            A
MidCap Blend Fund                                    C            A
Principal LifeTime 2020 Fund                         A            E
     TOTAL FUND COMPLEX                              E            E

     Neither Mr. Eucher nor Mr. Zimpleman owns any shares of any of the series of PVC.

Required Vote

         The shareholders of all classes of shares of all the Funds will vote together in the election of Directors. The affirmative vote of the holders of a plurality of the shares voted at the Meeting is required for the election of a Director of PIF.

         The Board of Directors unanimously recommends that shareholders vote "For" all the nominees.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The firm of Ernst & Young LLP ("Ernst & Young") has been selected as the independent registered public accounting firm for PIF for the fiscal year ending October 31, 2006 and served as such for the last two fiscal years. The independent registered public accounting firm examines annual financial statements for PIF and reviews regulatory filings that include those financial statements. Representatives of Ernst & Young are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

         The Audit and Nominating Committee of the Board of Directors of PIF (the "Audit Committee") has adopted the following policy regarding approval and pre-approval of audit and non-audit services provided by the independent registered public accounting firm (the "independent auditor").

                                      * * *

                         Policy on Auditor Independence

         The purpose of this policy is to ensure the independence of the Funds' primary independent auditor. This policy is established by the Audit Committee of the Principal Investors Fund, Inc. and Principal Variable Contracts Fund, Inc. (the "Funds") Board of Directors effective for all engagements of the primary independent auditor entered into on and after March 8th, 2004.

         1. Prohibited Services shall not be provided by the primary independent auditor, its subsidiaries and affiliates to the Funds. For the purposes of this policy, Prohibited Services are:

         -- Services that are subject to audit procedure during a financial statement audit; -- Services where the auditor would act on behalf of management; -- Services where the auditor is an advocate to the client's position in an adversarial proceeding;
         --   Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries
             and affiliates;
         --   Financial information systems design and implementation;
         -- Appraisal or valuation services, fairness opinions, or contribution-in-kind reports; -- Actuarial services; -- Internal audit functions or human resources;
         -- Broker or dealer, investment advisor, or investment banking services; -- Legal services and expert services unrelated to the audit; -- Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

         2. (A) All services provided by the primary independent auditor, its subsidiaries and affiliates to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, by any independent auditor, shall be approved by the Audit Committee in advance in accordance with the following procedure:

         Each quarter, Management will present to the Audit Committee for pre-approval, a detailed description as to each particular service for which pre-approval is sought and a range of fees for such service. The Audit Committee may delegate pre-approval authority to one or more of its members provided a report of any services approved by such delegated member(s) shall be presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services previously approved by the Audit Committee and for services and the range of fees for such services that arise between regularly scheduled Audit Committee meetings.

         In considering whether to pre-approve the provision of non-audit services by the primary independent auditor, the Audit Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Audit Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

         3. The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Management Corporation or an affiliate of Principal Management Corporation that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

         4. Not less than annually, the primary independent auditor shall report to the Audit Committee its independence policies, as well as all relationships that may bear on independence between the auditor and the Funds with respect to any services provided by the auditor, its subsidiaries or affiliates.

         5. The Audit Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

         The Funds or Principal Management Corporation may not hire any former partner, principal, shareholder or professional employee ("Former Employee") of the primary independent auditor into an accounting or financial reporting oversight role unless the Former Employee has severed his/her economic interest in the independent audit firm. In addition, employment of a Former Employee into an accounting or financial reporting oversight role will not be allowed unless the Former Employee was not a member of the audit engagement team of the Company during the one year period preceding the date that the audit procedures began for the fiscal period in which the Company proposes to hire the Former Employee. An accounting or financial reporting oversight role is presumed to mean CEO, CFO, or Controller.

                                                                 * * *
         The Audit Committee has considered whether the provision of non-audit services that were rendered to PIF's investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to PIF that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Audit Fees. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.

         October 31, 2004 -- $258,900
         October 31, 2005 -- $389,510

         Audit--Related Fees. Ernst & Young has not provided any audit-related services to PIF during the last two fiscal years that are not included under "Audit Fees" above.

         Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

         Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of PIF. In connection with this review, Ernst & Young reviews the calculation of PIF's dividend distributions that are included as deductions on the tax returns. During 2004, affiliates of Ernst & Young located in India and Taiwan performed tax services for PIF. The services provided by the affiliate in India included a review of the security transactions of PIF that took place in India. After this review, an Indian income tax return was prepared and filed by Ernst & Young. Additionally, another affiliate of Ernst & Young located in Taiwan reviewed the securities held by PIF in Taiwan. After the review, a statement of portfolio was prepared. A tax return filing in Taiwan was also required.

         During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

         October 31, 2004 -- $86,560
         October 31, 2005 -- $128,450

         Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

         All Other Fees. Ernst & Young has not billed PIF for other products or services during the last two fiscal years.

         Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

         All work in connection with the audit of PIF's financial statements was performed by full-time employees of Ernst & Young.

         The aggregate non-audit fees Ernst & Young billed to PIF, its investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to PIF for each of its last two fiscal years were as follows.

         October 31, 2004 -- $86,560
         October 31, 2005 -- $128,450


                                   PROPOSAL 2

                   APPROVAL OF AN AMENDED MANAGEMENT AGREEMENT
                     TO PROVIDE FOR FUND ACCOUNTING SERVICES
                                   (All Funds)

         Shareholders of each of the Funds are being asked to approve an amended Management Agreement with the Manager (the "Amended Management Agreement"). The Amended Management Agreement between the Manager and each of the Funds is the same as the current Management Agreement between the Manager and that Fund (the "Current Management Agreement") except that under the Amended Management Agreement, the Manager will perform certain fund accounting services that are not provided for in the Current Management Agreement. The Manager currently performs the fund accounting services without charge under a separate Accounting Services Agreement with PIF. The Amended Management Agreement for each Fund will not provide for any increase in the management fee payable by the Fund to the Manager. However, approval of the Amended Management Agreement will result in the termination of the Accounting Services Agreement, which, as explained below, may increase the fund operating expenses borne indirectly by shareholders of the Funds.

         PIF and the Manager entered into the Accounting Services Agreement in 2000 when PIF was seeking to expand significantly as an investment platform for qualified retirement and other employee benefit plans. Under the Accounting Services Agreement, the Manager agreed to provide specified accounting services to the Funds and to pay substantially all the operating expenses of the Funds. These services and expenses are more fully described below. The Accounting Services Agreement provided that PIF would compensate the Manager as provided in the Agreement. In order to assist PIF in its expansion efforts, the Manager agreed to accept no compensation under the Agreement.

         During the last two years, PIF has moved aggressively to expand in the retail market for mutual funds. In 2005, it acquired the retail fund operations previously conducted by the Principal Mutual Funds, and it is currently proposing to acquire, as described above under "Introduction - PIF WM Reorganization," the operations conducted by the WM Funds, which are largely retail in nature. PIF had aggregate assets of approximately $14.3 billion before it acquired the operations of the Principal Mutual Funds, added approximately $3.6 billion in assets in that transaction and expects to add approximately $19.5 billion in assets when it acquires the operations of the WM Funds.

         As a result of this shift in emphasis in the markets that PIF is pursuing and in the increase in the aggregate assets of PIF both as a result of the recent acquisitions of other funds and as a result of internal growth over the last six years, the Manager has proposed and the Board has agreed that the Accounting Services Agreement should be terminated, with the fund accounting services which the Manager has been providing under the Accounting Services Agreement becoming an obligation of the Manager under the Management Agreements at no additional cost to the Funds and with the operating expenses of the Funds which the Manager has been paying under the Accounting Services Agreement in order to subsidize the Funds' operations becoming direct obligations of the Funds.

         The operating expenses that will be borne by the Funds as a result of these changes are routinely borne by the great majority of mutual funds. They consist mainly of custodian and audit fees and the compensation of the Independent Directors. The WM Funds that will be combining into PIF in the PIF-WM Funds Reorganization currently bear their own operating expenses. Consequently, the adoption of the Amended Management Agreement and the termination of the Accounting Services Agreement will bring PIF into the mainstream with respect to routine operating expenses, will facilitate the integration of the WM Funds into PIF and will permit PIF to pursue a uniform approach in dealing with the operating expenses of its Funds.

         The changes will affect each of the current Funds of PIF as follows:

         (1) Nine current Funds (Equity Income, Disciplined LargeCap, Money Market, Real Estate Securities, SmallCap Value, Tax-Exempt Bond, LargeCap Growth, Diversified International and SmallCap Growth) (the "Nine Current Funds") are expected to combine with WM Funds in the PIF-WM Funds Reorganization. Six of these Funds are expected to experience a decrease in operating expense rates because the anticipated reduction in the rates of operating expenses that will occur as a result of acquiring additional assets from the WM Funds is expected to be greater than the increase in the rates of operating expense that will occur as a result of the adoption of the Amended Management Agreement and the termination of the Accounting Services Agreement. The remaining three Funds (Diversified International, SmallCap Growth and SmallCap Value) are expected to experience an overall increase in the rates of operating expenses. The Manager has contractually agreed to limit the expenses of each of these three Funds attributable to each of its classes of shares and, if necessary, pay expenses normally payable by the Fund, through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the level of such expenses for the eight month period ended June 30, 2006.

         (2) The remaining current Funds are not involved in the PIF-WM Funds Reorganization and will not receive in that Reorganization any increase in assets that could contribute to a reduction in the level of operating expenses (the "Non-Participating Funds"). In order to provide these Funds with additional time to achieve further scale, the Manager has agreed, with respect to each of them, that if the Amended Management Agreement is approved, it will defer until February 28, 2008 the termination of its obligation under the Accounting Services Agreements to pay operating expenses of the Fund.

         The new Funds of PIF that will commence operations at the time they combine with WM Funds will have Management Agreements that are the same in all material respects as the Amended Management Agreement and will not have an Accounting Services Agreement. Each of them will bear its own operating expenses.

         For a comparison of the fees and expenses of the Funds under the Current Management Agreement for the fiscal year ended October 31, 2005 and the pro forma fees and expenses of the funds for the fiscal year ended October 31, 2005 assuming the Amended Management Agreement had been in effect for, and the Accounting Services Agreement had terminated at the commencement of, that fiscal year, see Appendix C to this Proxy Statement ("Comparison of Fees and Expenses Under the Current and Amended Management Agreement.").

         If approved by shareholders, each Amended Management Agreement will become effective at the effective time of the PIF-WM Funds Reorganization. The related termination of the Accounting Services Agreement will occur at the same time, except for the deferred termination discussed above for the Non-Participating Funds. If the PIF-WM Funds Reorganization does not take place as to one of more of the Nine Current Funds which has approved the Amended Management Agreement, the termination of the Accounting Services Agreement will be deferred as to that Fund or those Funds in the same manner as described under
(2) with respect to the Non-Participating Funds.

Description of the Management Agreement

         The terms of the Current Management Agreement and the Amended Management Agreement are the same in all material respects except for the incorporation into the Amended Management Agreement of the fund accounting services that are currently performed by the Manager under the Accounting Management Services Agreement as described below under "Description of the Accounting Services Agreement." A copy of the Form of the Amended Management Agreement is included as Appendix D to this Proxy Statement. For purposes of this description, the Current Management Agreement and the Amended Management agreement are referred to as the "Management Agreement."

         Under the Management Agreement, the Manager performs the portfolio management function directly or arranges for it to be performed by a sub-advisor. When the Manager arranges for portfolio management functions to be performed by a sub-advisor, the Manager is responsible for selecting, contracting with, compensating and monitoring the performance of the sub-advisor.

         Under the terms of the Management Agreement, the Manager is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of the Fund with the SEC, compensation of personnel, officers and directors who are also affiliated with the Manager, and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of PIF with respect to each of the Funds.

         Under the Amended Management Agreement, the Manager will also handle the business affairs of each of the Funds and in that connection provide clerical, recordkeeping, and bookkeeping services and keep the required financial and accounting records. For a more complete description of these services, see "Description of the Accounting Services Agreement - Fund Accounting Services" below.

         As compensation for its services, the Manager receives a management fee from each Fund which is determined as a percentage of the average daily net assets of the Fund.

         With respect to each Fund, the Management Agreement provides for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund. In either event, continuation shall be approved by a vote of the majority of the Independent Directors.

Description of the Accounting Services Agreement

     Fund Accounting Services. Under the Accounting Services Agreement, the Manager provides all accounting services customarily required by investment companies. These accounting services include:

         --   Maintaining fund general ledger and journal;
         -- Preparing and recording disbursements for direct fund expenses; . -- Preparing daily money transfer; -- Reconciling all fund bank and custodian accounts; -- Assisting Fund independent auditors as appropriate; -- Preparing daily projection of available cash balances; -- Recording trading activity for purposes of determining net asset values and daily dividend; -- Preparing daily portfolio valuation report to value portfolio securities and determining daily accrued income; -- Determining the net asset value per share daily or at such other intervals as the fund may reasonably request or as may be required by law;
         -- Preparing monthly, quarterly, semi-annual and annual financial statements;
         -- Providing financial information for reports to the SEC in compliance with the provisions of the 1940 Act and the Securities Act of 1933, as amended, the Internal Revenue Service and any other regulatory or governmental agencies as required;
         -- Providing financial, yield, net asset value, and similar information to National Association of Securities Dealers, Inc., and other survey and statistical agencies as instructed from time to time by the fund;
         -- Investigating, assisting in the selection of and conducting relations with custodians, depositories, accountants, legal counsel, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the fund's operations; and
         -- Obtaining and keeping in effect fidelity bonds and directors and officers/errors and omissions insurance policies for the fund in accordance with the requirements of the 1940 Act and the rules thereunder, as such bonds and policies are approved by the Board.

         If shareholders of each Fund approve the Amended Management Agreement for that Fund, the accounting services described above will be performed by the Manager under the Amended Management Agreement.

         Fund Operating Expenses. Under the Accounting Services Agreement, the Manager has agreed to pay the following operating expenses of PIF, and all other fund expenses of a similar nature:

         --   Taxes, including in case of redeemed shares any initial transfer taxes, other local, state and federal taxes, and
              governmental fees;
         --   Interest (except for interest PIF incurs in connection with an investment it makes);
         --   The fees of its independent auditor and its legal counsel;
         --   The fees of the custodian(s) of its assets;
         --   The fees and expenses of Independent Directors of PIF;
         --   The cost of a line of credit for PIF;
         --   Fidelity bond/D&O-E&O policy;
         --   Trade association dues; and
         --   Securities lending fees (This includes out-of-pocket expenses such as additional custody fees, if any, related to lending of fund securities. This does not include rebates paid to broker borrowers or the portion of gross security lending revenues that are retained by the lending agent).

         If shareholders of each Fund approve the Amended Management Agreement for that Fund and the Accounting Services Agreement is terminated, each Fund will bear the operating expenses that had previously been borne by the Manager under the Accounting Services Agreement, with the exception of trade association dues. The Manager will continue to pay 50% of trade association dues.

         Compensation. The Accounting Services Agreement provides that PIF will pay the Manager a fee as provided in the Agreement. The Agreement currently provides that no fee is payable for the services provided under the Agreement.

Evaluation by the Board of Directors

         Section 15(c) of the 1940 Act requires the Board of Directors, including a majority of the Independent Directors, annually to review and consider the continuation of the Management Agreement with the Manager as it relates to each of the Funds as well as the continuation of the investment sub-advisory agreements (the "Sub-Advisory Agreements") between the Manager and each of various sub-advisors to the Funds (the "Sub-Advisors"). The Management Agreement and the Sub-Advisory Agreements are collectively referred to in this section as the "Advisory Agreements."

         At its meeting held on September 11, 2006, the Board, including the Independent Directors, considered the annual continuation of the Advisory Agreements and, in connection with its consideration of the Management Agreement for each Fund, the proposed termination of the Accounting Services Agreement and the performance by the Manager under the proposed Amended Management Agreement of the fund accounting services that it currently performs under the Accounting Services Agreement.

         In considering the continuation of the Advisory Agreements and the approval of the Amended Management Agreement for each Fund, the Board considered the factors and reached the conclusions described below relating to the selection of the Manager and each Sub-Advisor. On September 10, 2006, the Independent Directors also met in executive session with their independent legal counsel and were assisted by an independent consultant. In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including but not limited to the following: (i) the investment performance of each Fund as well as the investment performance of a broad-based industry category defined by Morningstar, Inc. ("Morningstar Category") and a market index, (ii) management fees and the expense ratio for each Fund compared to mutual funds in a broad-based, industry category defined by Lipper Analytical Services ("Lipper Category"), (iii) fee schedules applicable to the Manager's and the Sub-Advisors' other clients, (iv) the Manager's financial results and condition, including its profitability from services it performed for each Fund,
(v) a comparison of the management fee and expense ratio for each Fund at current asset levels to the management fee and expense ratios for the funds in the Lipper Category (vi) an analysis of the Manager's and each Sub-Advisor's allocation of the benefits of economies of scale (vii) the Manager's and each Sub-Advisors' record of compliance with applicable laws and regulations, and with each Fund's investment policies and restrictions, (viii) the nature and character of the services the Manager and each Sub-Advisor provides to each Fund; and (ix) other incidental benefits received by the Manager and each Sub-Advisor.

         Nature, Extent and Quality of Services. With regard to the Manager, the Board considered the experience and skills of senior management leading fund operations, the experience and skills of the Manager's personnel, the resources made available to such personnel and the Manager's ability to attract and retain high-quality personnel. The Board also considered the Manager's rigorous program for identifying, recommending, monitoring and replacing Sub-Advisors. With regard to each Sub-Advisor, the Board considered the reputation, qualifications and background of each Sub-Advisor, the investment approach of each Sub-Advisor, the experience and skills of each Sub-Advisor's investment personnel and the resources made available to such personnel and each Sub-Advisor's compliance with each Fund's investment policies and compliance in general. Based on all relevant factors, the Board concluded that the nature, quality and extent of the services the Manager and each Sub-Advisor provides to each Fund were sufficient to support renewal of the Advisory Agreements.

         Investment Performance. The Board considered the performance results for each Fund over various time periods. The Board also considered these results in comparison to the performance of the funds in the Morningstar Category of which each Fund is a member, as well as each Fund's market index. The Board also considered whether each Fund's performance results were consistent with the Fund's investment objectives and policies. For Funds that had a shorter than one-year performance record with the Sub-Advisor, because the Sub-Advisor was only recently added to manage a portion of the Fund's assets, the Board determined that the limited performance history was not meaningful and the Board relied instead on the fact that the Sub-Advisors had recently been selected based upon favorable composite performance information. The Board concluded that, with regard to most Funds, performance results were satisfactory. For some Funds that had not maintained a satisfactory level of investment performance over a three-year period ended June 30, 2006, the Board concluded that the Manager has in place an effective process to monitor performance, to encourage remedial action and to make changes in the Sub-Advisor at the appropriate time, if necessary. For each of these Funds, the Board determined that appropriate remedial action had been taken but that each of these Funds warranted continued close monitoring. For those Funds, the Board determined, based upon each Fund's particular circumstances, that it was in the best interests of the Fund to continue to closely monitor performance and to renew the Advisory Agreements.

         Investment Management and Sub-Advisory Fees and Expenses. The Board reviewed the management fees and total expense ratios for each Fund. The Board received information, based on data supplied by Lipper Analytical Services, comparing each Fund's management fees (at current asset levels and at theoretical asset levels) and expense ratio (at current asset levels) to advisory fees and expense ratios of the Lipper Category. The Board also considered each Fund's management fee rate as compared to management fees charged by the Manager for comparable mutual funds. For most funds, management fees were within the three lowest quartiles when compared to their Lipper Category, which the Board considered reasonable. For Funds with management fees within the fourth quartile, the Board concluded, taking into account all other relevant factors, such as performance, investment strategy, total expenses, profitability and asset size (including the impact on expenses of the Accounting Services Agreement and its proposed termination as described below), that the management fees were reasonable. The Board also considered each Fund's management fee rate as compared to management fees charged by the Manager for comparable mutual funds. On the basis of the information provided, the Board concluded that the management fee schedules for each Fund were reasonable and appropriate in light of the quality of services provided by the Manager and other relevant factors.

         The Board also considered each Fund's sub-advisory fees. The Board evaluated the competitiveness of the sub-advisory fees based upon data the Manager supplied, which compared the sub-advisory fees to available information about funds with sub-advisors in the Lipper Category. The Board noted that, where data on the ranking of the sub-advisory fees was available, the sub-advisory fees of each Fund ranked among the three lowest quartiles relative to the Lipper Category. In the case of each Fund for which such data was not available, the Board reviewed the management fee and total expense ratio for reasonableness, taking into account whether the Sub-Advisor was charging a higher fee to the Fund than to its comparable clients. For the Sub-Advisors that reported fees for "Other Clients" with comparable investment policies and receiving comparable services, the Board noted that most Sub-Advisors did not charge higher fees to the Manager than they charged to their Other Clients. For the Sub-Advisors that charged higher fees to the Manager than to their Other Clients, the Board noted that, based on representations made by those Sub-Advisors, the higher fees were generally a result of fewer assets, different level of services provided, and/or a different competitive environment at the time of the initiation of the relationship, which had resulted in the lower fees charged to the Other Clients. For each Sub-Advisor not affiliated with the Manager ("Unaffiliated Sub-Advisors") (each Sub-Advisor except Columbus Circle Investors, Post Advisory Group, LLC, Principal Global Investors, LLC, Principal Real Estate Investors, LLC and Spectrum Asset Management, Inc. (the "Affiliated Sub-Advisors")), the Board also considered that the sub-advisory fee rate was negotiated at arm's length between the Manager and each Unaffiliated Sub-Advisor and that the Manager compensates the Unaffiliated Sub-Advisor from its fees. For Funds with Affiliated Sub-Advisors, the Board noted that the Sub-Advisor is an affiliate of the Manager and that, therefore, the parties may allocate the fee among themselves based upon other than competitive factors, but that in the end, the shareholders pay only the management fee. Based upon all of the above, the Board determined that the sub-advisory fees for each Fund were reasonable.

         Profitability. The Board reviewed the Manager's detailed analysis of its profitability, including the estimated direct and indirect costs the Manager incurs in providing service with regard to each Fund under the Management Agreement as well as its profitability from other relationships between the Manager, its affiliates and each Fund. The Board reviewed data on the profitability to each Affiliated Sub-Advisor. The Board concluded that the profitability to the Manager from the management of each Fund and the profitability to each Affiliated Sub-Advisor in connection with the investment advisory services each provides to certain Funds were not unreasonable. The Board noted that the Manager compensates each Unaffiliated Sub-Advisor from its own management fees and that the fees were competitive. In addition, the Board noted that the Sub-advisory Agreements for each Unaffiliated Sub-Advisor were negotiated at arm's length between the Manager and each Unaffiliated Sub-Advisor. Accordingly, the Board concluded that it need not review estimated levels of profits to the Unaffiliated Sub-Advisors in order to conclude, as it did, that profitability to the Unaffiliated Sub-Advisors was not unreasonable.

         Economies of Scale. The Board considered whether there are economies of scale with respect to the management of each Fund and whether each Fund benefits from any such economies of scale through breakpoints in fees. The Board also reviewed the level at which breakpoints occur and the amount of the reduction. The Board also considered whether the effective management fee rate for each Fund under the Management Agreement and the Amended Management Agreement is reasonable in relation to the asset size of each Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale. The Board noted that the management fees for the Index Funds and the LifeTime Funds do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each Index Fund has a relatively low basis-point fee for initial assets and the Board concluded that the Index Funds do not generate sufficient economies of scale at their current asset size to justify a breakpoint at this time. For the LifeTime Funds, the Board noted that the underlying funds in which these funds of funds invest contain breakpoints that pass through economies of scale to the shareholders. The Board considered whether there are economies of scale with respect to the sub-advisory services provided to each Fund and, if so, whether the sub-advisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective sub-advisory fee rate for each Fund under each Sub-Advisory Agreement is reasonable in relation to the asset size of each Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.

         Other Benefits to the Manager. The Board received and considered information regarding the character and amount of other incidental benefits the Manager, its affiliates and each Sub-Advisor receive as a result of their relationship with PIF, including each Sub-Advisor's soft dollar practices. The Board concluded that, taking into account any incidental benefits the Manager and each Sub-Advisor receive, the management and sub-advisory fees for each Fund were reasonable.

         Factors Relating to Termination of Accounting Services Agreement. As a part of its analysis and particularly with respect to approving the proposed termination of the Accounting Services Agreement and the Amended Management Agreement, the Board considered that, under the Accounting Services Agreement, the pricing structure for the PIF Funds is different from that of most mutual funds in that the Manager pays for a number of expenses that most mutual funds pass through as a cost to shareholders as "administrative" or "other" expenses (such as custodian fees, audit fees, independent directors expenses, legal expenses, fidelity bond expenses and line of credit expenses). In view of the pricing structure for most mutual funds, including the WM Funds proposed to be combined into PIF in the PIF-WM Funds Reorganization, PIF's expansion in the retail mutual fund market over the past two years, the growth in assets of the Funds since the inception of the Accounting Services Agreement, including the acquisition and combination into PIF in 2005 of the Principal Mutual Funds, and the proposed PIF-WM Funds Reorganization, the Board concluded that it was reasonable to terminate the current structure and for the Funds to assume certain administrative and other expenses provided that the Manager would continue to perform under the Amended Management Agreement the fund accounting services that it currently performs under the Accounting Services Agreement. In reaching this decision, the Board noted that the Manager has performed such fund accounting services at no cost to the Funds since the inception of the Accounting Services Agreement and will continue to perform them under the Amended Management Agreement without any increase in management fees. The Board also considered the anticipated effect on each Fund's total expenses resulting from, and any benefit accruing to the Manager as a result of, the termination of the Accounting Services Agreement. The Board also considered the transition provided by the Manager to the new expense arrangement by means of expense limitations for certain Funds and deferral of the termination of the Accounting Services Agreement as to other Funds until February 28, 2008, as described above.

         Overall Conclusions. Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of each Fund, and that the terms of the Amended Management Agreement are fair and reasonable and that approval of the Amended Management Agreement is in the best interest of each Fund. The Board also considered as part of its analysis the understanding between the Board and the Manager that, prior to the February 28, 2008 date, each Fund's situation will be evaluated to determine whether expectations as to the impact of the new structure have been met and to readjust the planned pass-through of expenses if appropriate.

Additional Information

         For additional information regarding the Management Agreement and the Manager, including the date of the Management Agreement for each Fund and the dates of its most recent approval by the Board and by shareholders, the principal officers and Directors of the Manager, and payments made to the Manager and its affiliates during the fiscal year ended October 31, 2005, see Appendix E ("Additional Information About the Management Agreement and the Manager") to this Proxy Statement. For information regarding brokerage commissions paid by the Funds to affiliated brokers during the fiscal year ended October 31, 2005, see Appendix F ("Payments to Affiliated Brokers").

Required Vote

         Shareholders of each Fund will vote separately, and in the aggregate and not by share class, on the Amended Management Agreement for that Fund. The vote required to approve the Proposal with respect to each Fund is a Majority of the Outstanding Voting Securities of the Fund.

         If the Proposal is not approved by the shareholders of a Fund, the Board, in consultation with the Manager, will determine the appropriate course of action to take which may include submitting an alternative proposal to shareholders of the Fund at a future shareholders meeting.

         The Board of Directors unanimously recommends that the shareholders of each Fund vote "For" the Proposal.


                                   PROPOSAL 3

              APPROVAL OF AMENDMENTS CHANGING RULE 12B-1 PLANS FOR
     CLASS A AND CLASS B SHARES FROM "REIMBURSEMENT" TO "COMPENSATION" PLANS
                (All Funds having Class A and/or Class B Shares)

         The following Funds offer Class A and Class B shares: Bond & Mortgage Securities, Disciplined LargeCap Blend, Diversified International, Equity Income, Government & High Quality Bond, International Emerging Markets, LargeCap Growth, LargeCap Value, MidCap Blend, Money Market, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Growth II, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap Blend, SmallCap Value and Tax-Exempt Bond.

         The following Funds offer Class A shares but not Class B shares:
         Inflation Protection, LargeCap S&P 500 Index, Partners LargeCap Growth II, Partners MidCap Growth I, Preferred Securities, Principal LifeTime 2010, Short-Term Bond, and Ultra Short Bond.

         At its meeting on September 11, 2006 the Board of Directors, including all the Independent Directors, approved an amendment to the distribution plan pursuant to Rule 12b-1 under the 1940 Act (each, a "12b-1 Plan") for the Class A and Class B shares of each of the Funds (as applicable) named above (for purposes of this Proposal, each a "Fund" and collectively, the "Funds"). The holders of Class A and Class B shares of each of the Funds are being asked to approve the amended 12b-1 Plan (the "Amended 12b-1 Plan") for their respective share classes.

         The proposed amendments will change each of the current 12b-1 Plans (the "Current 12b-1 Plans") from a "reimbursement" to a "compensation" plan. The amendments will not change the maximum amount that may be paid under the 12b-1 Plans to Princor, PIF's distributor in connection with the distribution of shares of the Funds, but Princor will no longer be obligated to reimburse each Fund to the extent such payments exceed distribution-related expenses incurred by Princor with respect to the Fund for a particular fiscal year.

         The amendments are being proposed to increase flexibility and ease of administration and accounting and to assist in integrating the operations of the WM Funds and the PIF Funds in the PIF-WM Funds Reorganization described above under "Introduction - PIF-WM Funds Reorganization." The Class A and Class B shares of the WM Funds are subject to 12b-1 plans which provide for 12b-1 fees at the same maximum rates as the Current and Amended 12b-1 Plans but which are compensation rather than reimbursement plans.

         If the shareholders of a class of shares of a Fund vote to approve the Amended 12b-1 Plan for that class, the Amended 12b-1 Plan will become effective at the effective time of the PIF-WM Funds Reorganization and will be applicable to all shares of the class that are outstanding immediately prior to the effective time of the Reorganization, that are issued in the Reorganization or that are sold thereafter. Princor, the principal underwriter for each of the Funds, has agreed that, effective at the effective time of the PIF-WM Funds Reorganization and with respect to the B share class of each Fund that has approved an Amended 12b-1 Plan, the contingent deferred sales charge ("CDSC") schedule applicable to such shares outstanding immediately prior to the Reorganization will be reduced to 4.00% for the first two years, 2.00% for the next two years, 1.00% for the next two years and then eliminated at the end of the sixth year, from the current schedule of 4.00% for the first two years, 3.00% for the next two years, 2.00% for the next year, 1.00% for the next year and then eliminated at the end of the sixth year. In addition, the Class B shares will be converted to Class A shares after they have been held for six years instead of after having been held for seven years. The Class B shares issued in the Reorganization and sold thereafter will be subject to a CDSC schedule of 5.00% for the first two years, 4.00% for the next year, 3.00% for the next year, 2.00% for the next year and eliminated after the fifth year, and will be converted to Class A shares after they have been held for eight years.

         If the shareholders of a class of shares of a Fund do not vote to approve the Amended 12b-1 Plan for that class, the Current 12b-1 Plan will continue to be applicable to that class until immediately prior to the effective time of the PIF-WM Funds Reorganization and thereafter with respect to the shares of that class that were outstanding at that time. At the effective time of the Reorganization, the shares of the class will be redesignated, and the Fund will not sell any shares of the redesignated class at or after the effective time of the Reorganization. The Fund will issue in the Reorganization and sell thereafter Class A shares and Class B shares that are subject to 12b-1 Plans that are the same in all material respects as the Amended 12b-1 Plans proposed for the current Class A and Class B shares of the Fund. PIF and Princor have adopted this approach to insure that each Fund is in a position after the Reorganization to issue shares that are consistent with the requirements of the WM Funds distribution system

Payments under the 12b-1 Plans

         Under the Current 12b-1 Plans each of the Funds pays, and under the Amended 12b-1 Plans each of the Funds will pay, Princor a fee after the end of each month at an annual rate as a percentage of the average daily net assets attributable to Class A and Class B shares as follows:
                                                              Maximum Annualized
                                                                12b-1 Fee
                                                    Current       Amended
Share Class                                       12b-1 Plan     12b-1 Plan
---------------------------------------------------------------------------
Class A shares                                       0.25%           0.25%
    (except Short-Term Bond, Ultra Short Bond,
    LargeCap S&P 500 Index and Money Market)

Class A shares                                       0.15%           0.15%
    (Short-Term Bond, Ultra Short Bond and
       LargeCap S&P 500 Index)

Class B shares                                       1.00%           1.00%

         Under each of the Current 12b-1 Plans, which are reimbursement plans, Princor retains such amounts of the payments it receives under the plan as are appropriate to compensate for actual expenses incurred in distributing and promoting the sale of the Fund's shares to the public. If the aggregate payments received by Princor under the Current 12b-1 Plan for a Fund in any fiscal year exceed the expenditures made by Princor in that year pursuant to that plan, Princor reimburses the Fund for the amount of the excess.

         Under the Amended 12b-1 Plans, which are compensation plans, Princor retains the entire amount of the payments made to it under each plan even if such amount exceeds Princor's actual distribution-related expenses for the applicable fiscal year. As indicated in the table below, the share classes of most Funds already pay fees under the Current 12b-1 Plans at the maximum rate. PIF expects that the requirements of the WM Funds distribution system as well as PIF's increased emphasis generally on retail distribution of its shares will cause the share classes of the other Funds to also pay fees under the Current 12b-1 Plans at the maximum rate. Under these circumstances, Princor recommended and the Board approved the proposed shift from "reimbursement" to "compensation" arrangements in order to simplify the administration of each Fund's affairs.

         The table below sets forth for the Class A and Class B shares (as applicable) of the Funds (i) the aggregate 12b-1 fees paid under each Current 12b-1 Plan for the fiscal year ended October 31, 2005, and such fees as a percentage of the Fund's average daily net assets for that fiscal year; (ii) the aggregate 12b-1 fees paid under each Current 12b-1 Plan for the period 11/01/05 to 06/30/06, and such fees as a percentage of the Fund's average daily net assets for the period; (iii) the pro forma aggregate 12b-1 fees that would have been paid if the Amended 12b-1 Plans had been in effect for the fiscal year ended October 31, 2005, and such fees as a percentage of the Fund's average daily net assets for that fiscal year; and (iv) the pro forma aggregate 12b-1 fees that would have been paid if the Amended 12b-1 Plans had been in effect for the period 11/01/05 to 06/30/06 and such fees as a percentage of the Fund's average daily net assets for that period. Except as otherwise indicated below, the Class A and Class B shares of the Funds commenced operations on June 28, 2005.

                                                         Current 12b-1 Plans                             Amended 12b-1 Plans

                                                           % of       Aggregate      % of         Aggregate 12b-1 Fees        % of
                                           Aggregate      Average    12b-1 Fees     Average            (pro forma)           Average
                                          12b-1 Fees        Net      (11/01/05 -      Net        (fiscal      (11/01/05 -      Net
Fund                                     (fiscal 2005)    Assets      06/30/06)     Assets        2005)        06/30/06)     Assets


Bond & Mortgage Securities Fund
                      --Class A              $116,998      0.20%         $266,759     0.23%       $148,287       $285,241      0.25%
                      --Class B               $76,139      0.73%         $163,265     0.91%        $99,616       $178,975      1.00%
Disciplined LargeCap Blend Fund
                      --Class A               $63,346      0.21%         $144,263     0.24%        $75,832       $153,374      0.25%
                      --Class B               $26,158      0.52%          $75,453     0.81%        $50,689        $93,662      1.00%
Diversified International Fund
                      --Class A              $200,362      0.20%         $545,500     0.25%       $248,263       $545,500      0.25%
                      --Class B               $83,498      0.57%         $260,585     0.83%       $148,738       $313,895      1.00%
Equity Income Fund***
                      --Class A              $198,391      0.24%         $154,050     0.25%       $203,647       $154,050      0.25%
                      --Class B              $117,130      0.92%          $80,686     0.93%       $127,101        $86,572      1.00%
Government & High Quality Bond Fund
                      --Class A              $152,712      0.18%         $362,033     0.23%       $214,195       $386,921      0.25%
                      --Class B              $155,136      0.93%         $273,852     0.94%       $167,725       $289,827      1.00%
Inflation Protection Fund
                      --Class A                  $518      0.25%           $4,477     0.25%           $518         $4,477      0.25%
International Emerging Markets Fund
                      --Class A               $44,228      0.25%         $108,646     0.25%        $44,228       $108,646      0.25%
                      --Class B               $30,743      1.00%          $74,710     0.90%        $30,743        $82,828      1.00%
LargeCap Growth Fund
                      --Class A              $164,675      0.18%         $421,294     0.22%       $231,052       $469,565      0.25%
                      --Class B               $78,523      0.63%         $172,374     0.76%       $126,404       $226,494      1.00%
LargeCap S&P 500 Index Fund
                      --Class A               $36,962      0.15%          $74,725     0.15%        $36,962        $74,725      0.15%
LargeCap Value Fund
                      --Class A              $175,009      0.18%         $397,468     0.21%       $250,196       $428,121      0.25%
                      --Class B               $14,686      0.17%         $106,097     0.66%        $87,785       $159,895      1.00%
MidCap Blend Fund
                      --Class A              $374,454      0.21%         $808,982     0.23%       $439,426       $893,329      0.25%
                      --Class B              $116,625      0.47%         $342,003     0.69%       $252,340       $472,186      1.00%
Money Market Fund
                      --Class A                    $0      0.00%               $0     0.00%             $0             $0      0.00%
                      --Class B                $2,840      0.26%          $12,052     0.68%        $10,811        $17,836      1.00%
Partners LargeCap Blend Fund
                      --Class A               $44,026      0.25%          $92,062     0.25%        $44,026        $92,062      0.25%
                      --Class B               $72,319      0.93%         $135,826     0.85%        $78,443       $160,070      1.00%
Partners LargeCap Blend Fund I
                      --Class A               $92,911      0.21%         $205,333     0.23%       $109,519       $219,665      0.25%
                      --Class B               $24,626      0.32%         $106,524     0.78%        $77,638       $136,802      1.00%
Partners LargeCap Growth Fund I
                      --Class A               $41,135      0.25%          $83,240     0.25%        $41,135        $83,240      0.25%
                      --Class B               $48,498      0.95%          $90,650     0.93%        $51,291        $97,484      1.00%
Partners LargeCap Growth Fund II
                      --Class A                   $86      0.25%             $543     0.25%            $86           $543      0.25%
Partners LargeCap Value Fund
                      --Class A               $44,894      0.25%          $97,144     0.25%        $44,894        $97,144      0.25%
                      --Class B               $67,430      0.95%         $110,426     0.77%        $71,408       $142,738      1.00%
Partners MidCap Growth Fund
                      --Class A               $21,665      0.25%          $48,607     0.25%        $21,665        $48,607      0.25%
                      --Class B               $32,583      0.92%          $71,141     0.93%        $35,702        $76,468      1.00%
Partners MidCap Growth Fund I
                      --Class A                  $116      0.25%           $2,233     0.25%           $116         $2,233      0.25%
Partners MidCap Value Fund
                      --Class A                  $820      0.25%           $8,957     0.25%           $820         $8,957      0.25%
                      --Class B                  $742      1.00%           $5,812     0.99%           $742         $5,880      1.00%
Partners SmallCap Growth Fund II
                      --Class A               $12,967      0.25%          $25,543     0.25%        $12,967        $25,543      0.25%
                      --Class B               $22,661      0.91%          $43,971     0.89%        $25,119        $49,524      1.00%
Preferred Securities Fund
                      --Class A                  $997      0.25%           $7,504     0.25%           $997         $7,504      0.25%
Principal LifeTime 2010 Fund
                      --Class A                $1,359      0.25%          $12,073     0.25%         $1,359        $12,073      0.25%
Principal LifeTime 2020 Fund
                      --Class A                $1,362      0.25%          $15,615     0.25%         $1,362        $15,615      0.25%
                      --Class B                $1,396      1.00%          $17,258     1.00%         $1,396        $17,258      1.00%
Principal LifeTime 2030 Fund
                      --Class A                  $923      0.25%          $11,205     0.25%           $923        $11,205      0.25%
                      --Class B                $1,362      1.00%          $12,325     1.00%         $1,362        $12,325      1.00%
Principal LifeTime 2040 Fund
                      --Class A                  $568      0.25%           $6,091     0.25%           $568         $6,091      0.25%
                      --Class B                $1,167      1.00%          $10,012     1.00%         $1,167        $10,012      1.00%
Principal LifeTime 2050 Fund
                      --Class A                  $217      0.25%           $3,395     0.25%           $217         $3,395    0.25%
                      --Class B*                   $0      0%                $313     1.00%             $0           $701    1.00%**
Principal LifeTime Strategic Income Fund
                      --Class A                  $906      0.25%           $5,512     0.25%           $906         $5,512    0.25%
                      --Class B*                   $0      0%                 $61     1.00%             $0           $138    1.00%**
Real Estate Securities Fund
                      --Class A               $68,987      0.25%         $156,226     0.25%        $68,987       $156,226    0.25%
                      --Class B               $74,819      0.95%         $120,265     0.73%        $79,348       $164,636    1.00%
Short-Term Bond Fund
                      --Class A               $63,701      0.15%         $108,385     0.15%        $63,701       $108,385    0.15%
SmallCap Blend Fund
                      --Class A               $77,440      0.23%         $173,176     0.24%        $83,584       $178,523    0.25%
                      --Class B               $83,241      0.93%         $164,920     0.94%        $90,276       $175,554    1.00%
SmallCap Value Fund
                      --Class A                  $569      0.25%           $6,204     0.25%           $569         $6,204    0.25%
                      --Class B                  $557      1.00%           $5,923     0.99%           $557         $5,980    1.00%
Tax-Exempt Bond Fund***
                      --Class A              $345,340      0.21%         $250,081     0.25%       $403,860       $250,081    0.25%
                      --Class B               $37,230      0.40%          $36,934     0.76%        $91,858        $48,567    1.00%
Ultra Short Bond Fund*
                      --Class A                    $0      0%              $2,444     0.15%             $0         $5,476    0.15%**

-----------------
  * Class B, and, in the case of Ultra Short Bond Fund, Class A shares, not offered until March 15, 2006. Ultra Short Bond Fund does not issue Class B shares.
  ** This percentage applies to the pro forma 12b-1 fees for the period 11/01/05
     - 06/30/06 only. The applicable percentage for the fiscal year ended October 31, 2005 is 0%.
  ***    Includes amounts paid by the Fund's predecessor for the period
         November 1, 2004 to June 30, 2005.

         Appendix C to this Proxy Statement provides comparative information with respect to the fees and expenses of the Funds under the Current 12b-1 Plans and the proposed Amended 12b-Plans for Class A and Class B shares as well comparative information with respect to the fees and expenses of the Funds under the Current Management Agreement and the proposed Amended Management Agreement under Proposal 2 above.

Description of Current and Amended Rule 12b-1 Plans

         Rule 12b-1 under the 1940 Act permits a Fund to pay expenses associated with the distribution of its shares in accordance with a written plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholders of the Class A and Class B shares of the Funds approved the Current 12b-1 Plans which are each dated December 12, 2005.

         Except with respect to the change from "reimbursement" to "compensation" plans, the terms of the Current 12b-1 Plans and the proposed Amended 12b-1 Plans are the same. Copies of the forms of Amended 12b-1 Plans for Class A and Class B shares are included as Appendix G to this Proxy Statement. For purposes of the following description, the Current and Amended 12b-1 Plans are referred to as the "12b-1 Plans."

         Under the 12b-1 Plans, each Fund makes payments to Princor from assets attributable to its Class A and Class B shares to compensate Princor and other selling dealers, various banks, broker-dealers and other financial intermediaries, for providing certain services to the Fund. Such services may include the following:

         --formulation and implementation of marketing and promotional activities;
         --preparation, printing and distribution of sales literature; --preparation, printing and distribution of prospectuses and Fund reports to other than existing shareholders; --obtaining such information with respect to marketing and promotional activities as Princor deems advisable; --making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and --providing training, marketing and support with respect to the sale of shares.

         Princor may remit on a continuous basis all of the payments it receives (up to 0.25% for Class B shares) to its registered representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.

         Currently, Princor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Class A and Class B shares. At least quarterly, Princor provides to the Board of Directors, and the Board reviews, a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.

         Continuance of the 12b-1 Plans must be approved by the Board of Directors, including a majority of the Independent Directors, annually. The 12b-1 Plans may be amended by a vote of the Board of Directors, including a majority of the Independent Directors, except that the plans may not be amended to materially increase the amount spent for distribution without approval of the shareholders of the affected class. The 12b-1 Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the Independent Directors or by vote of a Majority of the Outstanding Voting Securities of the affected class.

Evaluation by the Board of Directors

         The Board of Directors considered the Amended 12b-1 Plans at their meetings on August 16 and 25, 2006 and September 11, 2006. In approving the Amended 12b-1 Plans, the Board, including all the Independent Directors, determined that there was a reasonable likelihood that the Amended 12b-1 Plans would benefit each of the Funds and the Class A and Class B shareholders of the Funds.

         In making its determination to approve the Amended 12b-1 Plans, the Board took into consideration Princor's representation that it intended to spend greater amounts on distribution activities following the PIF-WM Funds Reorganization and that, as a result, Princor expected on a going forward basis for there to be little, if any, difference in the amounts paid regardless of whether the 12b-1 Plans were reimbursement plans or compensation plans. The Board reviewed data based on June 2006 assets that demonstrated the amount of increased revenues that would be produced by the proposed change in the 12b-1 Plans at the Funds' current asset size and evaluated that change along with the benefit to existing shareholders from the proposed change in the CDSC structure. The Board concluded that the change from reimbursement to compensation plans could be expected to result in greater flexibility and ease of administration and accounting with respect to distribution-related payments and expenses, to assist in integrating into PIF the WM Funds proposed to be combined into corresponding PIF Funds in the PIF-WM Funds Reorganization, and to enhance the ability of Princor to maintain and incorporate into PIF's distribution network the current distribution network for the Class A and Class B shares of the WM Funds, all of which the Board believed were likely to enhance the prospects for economies of scale generated from increased assets. The Board determined that the combined PIF and WM Funds distribution following the PIF-WM Funds Reorganization could be expected over time to benefit the Funds and their Class A and Class B shareholders through improved prospects for growth in fund assets, more efficient management and attendant reductions in operating expenses.

Required Vote

         Holders of Class A and Class B shares of each Fund will vote separately on the Proposal with respect to that share class. The vote required to approve the Proposal for each share class is a Majority of the Outstanding Voting Securities of the class.

         If the Proposal is not approved by the shareholders of a class, the amended Rule 12b-1 Plan for that class will not become effective and the current 12b-1 Plan will remain in effect. The Board, in consultation with the Manager, will determine the appropriate course of action to take which may include submitting an alternative proposal to shareholders of the class at a future shareholders meeting.

                                   PROPOSAL 4

                APPROVAL OF AMENDMENT TO THE MANAGEMENT AGREEMENT
             FOR THE LARGECAP GROWTH FUND INCREASING MANAGEMENT FEES
                           (LargeCap Growth Fund Only)

         At its meeting on September 11, 2006, the Board of Directors, including all the Independent Directors, approved an amendment to the Management Agreement for the LargeCap Growth Fund (for purposes of this Proposal, the "Fund") providing for an increase in the management fees payable by the Fund to the Manager. Shareholders of the Fund are being asked to approve the amendment to the Management Agreement (the "Amended Agreement").

         The Board approved the Amended Agreement in connection with its approval of an amended sub-advisory agreement for the Fund between the Manager and the sub-advisor to the Fund, Columbus Circle Investors ("CCI"), an affiliate of the Manager. The proposed advisory fee increase under the Amended Agreement reflects an increase in the sub-advisory fees that will be payable by the Manager to CCI under the amended sub-advisory agreement with CCI. Management proposed the sub-advisory fee increase for CCI as appropriate in view of CCI's strong performance record with respect to the Fund and in order to align the sub-advisory fees with competitive, market rates. The Board's considerations in approving the Amended Agreement (and the amended sub-advisory agreement) are described below under "Evaluation by the Board of Directors."

         If approved by shareholders, the Amended Agreement will become effective at the time of the PIF-WM Funds Reorganization or at such other time as determined by the Board.

Description of the Management Agreement

         Except for the proposed increase in management fees which is described below, the terms of the current Management Agreement (the "Current Agreement") and the Amended Agreement are the same. However, if shareholders of the Fund approve the Amended Management Agreement under Proposal 2 above, then the Amended Agreement will also incorporate the provisions for the performance by the Manager of fund accounting services as described under Proposal 2. A copy of the form of Amended Management Agreement including those provisions is included as Appendix D to this Proxy Statement.

         Under the Current and Amended Agreements, the Manager arranges for portfolio management functions to be performed by a sub-advisor and is responsible for selecting, contracting with, compensating and monitoring the performance of the sub-advisor. The Manager is also responsible for compensation of personnel, officers and directors who are also affiliated with the Manager; and expenses and compensation associated with furnishing office space and all office facilities and equipment and personnel necessary to perform the general corporate functions of PIF with respect to the Fund.

         If shareholders of the Fund also approve the Amended Management Agreement under Proposal 2 above, the Manager will also handle the business affairs of the Funds and in that connection will provide clerical, recordkeeping and bookkeeping services and keep the required financial and accounting records.

         Each of the agreements provides for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors or by vote of a Majority of the Outstanding Voting Securities of the Fund. In either event, continuation shall be approved by a vote of the majority of the Independent Directors.

Compensation

         As compensation for its services, the Manager receives a management fee from the Fund which is determined as a percentage of the average daily net assets of the Fund and is accrued daily and paid monthly. The following table sets forth the management fee schedule for the Fund under (i) the Current Agreement and (ii) the proposed Amended Agreement:

                      Management Fee - LargeCap Growth Fund
                  (as a percentage of average daily net assets)
           Current Agreement                         Amended Agreement
   0.55% of the first $500 million;          0.68% of the first $500 million;
    0.53% of the next $500 million;           0.65% of the next $500 million;
  0.51% of the next $500 million; and          0.62% of the next $1 billion;
0.50% of the excess over $1.5 billion.       0.58% of the next $1 billion; and
                                           0.55% of the excess over $3 billion.

         For the fiscal year ended October 31, 2005, the Fund paid the Manager under the Current Agreement a management fee of $1,766,507. If the Amended Management Agreement had been in effect for that fiscal year, the Fund would have paid a management fee of $2,190,305 (an increase of 24%).

         Compensation under the Sub-Advisory Agreements. The sub-advisory fee rates for the Fund under the current subadvisory agreement with CCI and the increased subadvisory fee rates under the amended sub-advisory agreement with CCI are set forth in the table below. Under these agreements, sub-advisory fees are paid by the Manager and not by the Fund. Under each of the agreements, the Manager pays CCI a fee which is computed and paid monthly, based on average daily net assets, at the respective annual rates specified below. In calculating the sub-advisory fee for CCI, the term "net assets" includes the net assets of the Fund plus the net assets of any unregistered separate account of Principal Life and any investment company sponsored by Principal Life to which CCI provides investment services and which have the same investment mandate as the Fund ("CCI Managed Assets").

                     Sub-Advisory Fee -- LargeCap Growth Fund
          (as a percentage of average daily net assets managed by CCI)
    Current Sub-Advisory Agreement           Amended Sub-Advisory Agreement(1)
    0.27% of the first $50 million;           0.26% of the first $50 million;
    0.25% of the next $50 million;            0.24% of the next $50 million;
   0.22% of the next $100 million;           0.22% of the next $100 million;
    0.18% of the next $200 million;           0.18% of the next $200 million;
    0.13% of the next $350 million;           0.13% of the next $350 million;
  0.09% of the next $750 million; and         0.09% of the next $750 million;
0.06% of the excess over $1.5 billion.        0.06% of the next $500 million;
                                            0.24% of the next $2.5 billion; and
                                          0.17% of the excess over $4.5 billion.
       ____________
         (1)  Percentage fee rates are rounded.

         For the fiscal year ended October 31, 2005, the Manager paid CCI under the current sub-advisory agreement a sub-advisory fee of $420,546. If the amended sub-advisory agreement had been in effect for that fiscal year, the Manager would have paid CCI a sub-advisory fee of $411,682 (a decrease of 2%). In considering this information, it is important to bear in mind that, as described below, the rate of the sub-advisory fee under the amended sub-advisory agreement will increase whenever the aggregate CCI Managed Assets exceed $2 billion. During the fiscal year ended October 31, 2005, the CCI Managed Assets did not exceed $2 billion.

         As indicated by the tables above, the proposed management fee under the Amended Agreement provides for an increase in rates at all asset levels with the rates declining as assets increase, while the proposed sub-advisory fee under the amended sub-advisory agreement provides for a slight reduction in fee rates at lower asset levels and adds breakpoints increasing rates whenever CCI Managed Assets exceed $2 billion. The increase in management fees thus does not correspond directly to the change in sub-advisory fees. Rather, the sub-advisory fee will increase and, consequently, the spread between the management fee and the sub-advisory fee will decrease, whenever CCI Managed Assets exceed $2 billion. This structure is intended to provide management fee rates that will reflect economies of scale as assets grow but will nonetheless provide a higher, market sub-advisory fee rate principally with respect to new fund assets. As of April 30, 2006, the Fund had net assets of approximately $820,900,000. Pursuant to the PIF-WM Funds Reorganization as described above under "Introduction - PIF-WM Funds Reorganization," it is proposed that the WM Growth Fund, which as of April 30, 2006 had net assets of approximately $2,379,000,000, be combined into the Fund. Consequently, if shareholders of the WM Growth Fund approve the proposed fund combination and the Reorganization takes place, the Fund, and CCI Managed Assets, will experience a significant increase in assets.

         As noted above, the sub-advisory fees are paid by the Manager and not by the Fund. However, because CCI is an affiliate of the Manager, the proposed increases in management fees and sub-advisory fees will have the effect of increasing the amount of the management fees for the Fund that are retained by the Manager and its affiliates.

         If shareholders of the Fund approve the proposed Amended Agreement, the increase in sub-advisory fees under the amended sub-advisory agreement with CCI will become effective at the same time as the Amended Agreement.

Fees and Expenses

         The following table sets forth for each of the share classes of the Fund for the fiscal year ended October 31, 2005 (i) annual fund operating expenses under the Current Agreement and (ii) pro forma annual fund operating expenses assuming that the Amended Agreement had been in effect for that fiscal year.


                         Annual Fund Operating Expenses
                  (as a percentage of average daily net assets)
         Current Agreement(1)
                                                                     Total Fund
                       Management    Rule 12b-1          Other        Operating
         Share Class      Fees          Fees           Expenses       Expenses
Institutional             0.55%          N/A               N/A            0.55%
Select                    0.55%          0.10%             0.28%          0.93%
Preferred                 0.55%          N/A               0.26%          0.81%
Advisors Select           0.55%          0.30%             0.45%          1.30%
Advisors Signature        0.55%          0.35%             0.53%          1.43%
Advisors Preferred        0.55%          0.25%             0.32%          1.12%
Class J                   0.55%          0.50%             0.43%          1.48%
Class A                   0.55%          0.18%             0.28%          1.01%
Class B                   0.55%          0.63%             0.55%          1.73%

         Amended Agreement (pro Forma)(1) (2)
                                                                    Total Fund
                         Management   Rule 12b-1          Other      Operating
         Share Class        Fees         Fees           Expenses     Expenses
Institutional               0.68%          N/A             N/A         0.68%
Select                      0.68%          0.10%        0.28%          1.06%
Preferred                   0.68%          N/A          0.26%          0.94%
Advisors Select             0.68%          0.30%        0.45%          1.43%
Advisors Signature          0.68%          0.35%        0.53%          1.56%
Advisors Preferred          0.68%          0.25%        0.32%          1.25%
Class J                     0.68%          0.50%        0.43%          1.61%
Class A                     0.68%          0.18%        0.28%          1.14%
Class B                     0.68%          0.63%        0.55%          1.86%
--------------
(1) If shareholders of the WM Growth Fund approve the proposed combination of that fund into the Fund pursuant to the PIF-WM Funds Reorganization (the "Combination"), the Combination is expected to occur as of the close of regular trading on the New York Stock Exchange on January 12, 2007. Assuming the Combination had occurred at the beginning of the fiscal year ended October 31, 2005, the Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Fund under the Current Agreement would have been as follows: Institutional - 0.51%, 0.00% and 0.51%; Select - 0.51%, 0.28% and 0.89%; Preferred - 0.51%, 0.26% and
     0.77%; Advisors Select - 0.51%, 0.45% and 1.26%; Advisors Signature - 0.51%, 0.53% and 1.39%; Advisors Preferred - 0.51%, 0.32% and 1.08%; Class
     J - 0.51%, 0.43% and 1.44%; Class A - 0.51%, 0.32% and 1.01%; and Class B -
     0.51%, 0.57% and 1.71%. Under the Amended Agreement, the pro forma Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Fund would have been as follows:
     Institutional - 0.62%, 0.00% and 0.62%; Select -- 0.62%, 0.28% and 1.00%;
     Preferred -- 0.62%, 0.26% and 0.88%; Advisors Select -- 0.62%, 0.45% and
     1.37%; Advisors Signature -- 0.62%, 0.53% and 1.50%; Advisors Preferred --0.62%, 0.32% and 1.19%; Class J -- 0.62%, 0.43% and 1.55%; Class A --
     0.62%, 0.32 % and 1.12%; and Class B -- 0.62%, 0.57% and 1.82%.

 (2) The pro forma expenses shown above do not reflect the impact on fund expenses of the changes that would result from shareholder approval and implementation of the proposed Amended Management Agreement under Proposal 2 or the proposed Amended 12b-1 Plans for Class A and Class B shares under Proposal 3. For an illustration of the impact of such changes on the Fund, see Appendix C to this Proxy Statement.

Examples: The following examples are intended to help you compare the costs of investing in the Fund under the Current and Amended Agreements. The examples assume that Fund expenses continue at the rates shown in the tables above, that you invest $10,000 in the Fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples should not be considered a representation of future expenses of the Fund. Actual expenses may be greater or less than those shown.

Current Agreement (1)
                           If you sell your shares                   If you do not sell your shares
Share Class                                     Number of years you own your shares
                       1          3         5         10              1        3        5          10
Institutional         $56       $176       $307       $689           $56     $176      $307        $689
Select                $95       $296       $515     $1,143           $95     $296      $515      $1,143
Preferred             $83       $259       $450     $1,002           $83     $259      $450      $1,002
Advisors Select      $132       $412       $713     $1,568          $132     $412      $713      $1,568
Advisors Signature   $146       $452       $782     $1,713          $146     $452      $782      $1,713
Advisors Preferred   $114       $356       $617     $1,363          $114     $356      $617      $1,363
Class J              $251       $468       $808     $1,768          $151     $468      $808      $1,768
Class A              $672       $878     $1,101     $1,740          $672     $878    $1,101      $1,740
Class B(1)           $576       $845     $1,139     $1,761          $176     $545      $939      $1,761

Amended Agreement
                                 If you sell your shares                   If you do not sell your shares
Share Class                                           Number of years you own your shares
                             1          3         5         10              1        3        5          10
Institutional               $69       $218       $379       $847           $69     $218      $379        $847
Select                     $108       $337       $585     $1,294          $108     $337      $585      $1,294
Preferred                   $96       $300       $520     $1,155           $96     $300      $520      $1,155
Advisors Select            $146       $452       $782     $1,713          $146     $452      $782      $1,713
Advisors Signature         $159       $493       $850     $1,856          $159     $493      $850      $1,856
Advisors Preferred         $127       $397       $686     $1,511          $127     $397      $686      $1,511
Class J                    $264       $508       $876     $1,911          $164     $508      $876      $1,911
Class A                    $685       $916     $1,167     $1,881          $685     $916    $1,167      $1,881
Class B(1)                 $589       $885     $1,206     $1,903          $189     $585    $1,006      $1,903

----------------
(1) Reflects the conversion of Class B shares to Class A shares after 7 years.

Evaluation by the Board of Directors

         The Board of Directors, including all the Independent Directors, considered and approved the Amended Agreement for the LargeCap Growth Fund, as well as the amended sub-advisory agreement with CCI, at its meeting on September 11, 2006. At that meeting, the Board also considered the annual continuation of the Management Agreement for each Fund, including the Current Agreement which will continue in effect if shareholders of the Fund do not approve the Amended Agreement, the sub-advisory agreements with respect to the various Funds and the proposed Amended Management Agreement for each Fund which shareholders of each Fund are being asked to approve under Proposal 2 above. The process undertaken, factors considered and conclusions reached by the Board in approving the Current Agreement and the proposed Amended Management Agreement for the Fund, as well as the amended sub-advisory agreement with CCI, are described above under Proposal 2.

         In determining whether to approve the amended sub-advisory agreement with CCI, the Board considered in particular, and found favorable, the strong performance record of the Fund over the past three years, CCI's investment management capabilities with respect to growth-oriented Funds, its past services as sub-advisor to the Fund and another PIF Fund and the strength of its personnel, technical resources and operations. The Board also reviewed the sub-advisory fee rates under the current and proposed amended sub-advisory agreements in comparison to the sub-advisory fees paid with respect to comparable funds and concluded that Management's view that the proposed sub-advisory fee increase for CCI was appropriate in order to align the sub-advisory fees with competitive, market rates was reasonable.

         In determining whether to approve the proposed Amended Agreement, which differs from the Current Agreement, and will differ from the proposed Amended Management Agreement for the Fund, if approved by shareholders of the Fund under Proposal 2, only with respect to the proposed increase in management fees, the Board considered in particular the management fees and total expense ratios for the Fund under the Current and Amended Agreements, the relationship between the proposed management fees and the proposed sub-advisory fees under the amended sub-advisory agreement and the management fee structure in relation to the proposed PIF-WM Funds Reorganization. The Board received information, based on data supplied by Lipper Analytical Services, comparing the Fund's management fees (at current asset levels and at theoretical asset levels) and expense ratios (at current asset levels) to advisory fees and expense ratios of the "Lipper Category" (as such term is defined under Proposal 2). The Board also considered the Fund's management fee rate under the Amended Agreement as compared to management fees charged by the Manager for comparable mutual funds. The management fees and expense ratios under the Amended Agreement were within the quartile or better when compared to their Lipper Category, which the Board considered reasonable. On the basis of the information provided, the Board concluded that the management fee schedule and expense ratios for the Fund under the Amended Agreement were reasonable and appropriate in light of the quality of services provided by the Manager and other relevant factors and that approval of the Amended Agreement was in the best interests of the Fund.

Comparable Funds Managed by the Manager

         The Manager currently acts as adviser to the following funds, each a series of PIF or PVC, that have similar investment objectives and policies to those of the Fund. The table below states the approximate size of each such PIF fund as of July 31, 2006 and of each such PVC fund as of June 30, 2006 and its current advisory fee rate as a percentage of average daily net assets.

                                                             Advisory Fee Schedule
                                       Net Assets             (as a percentage of
Fund                                   (unaudited)         average daily net assets)
PIF Partners LargeCap Growth Fund       $149,438,991  1.00% of the first $500 million;
                                                      0.98% of the next $500 million;
                                                      0.96% of the next $500 million; and
                                                      0.95% of the excess over $1.5 billion.

PIF PartnersLargeCap Growth Fund I      $916,228,410  0.75% of the first $500 million;
                                                      0.73% of the next $500 million;
                                                      0.71% of the next $500 million; and
                                                      0.70% of the excess over $1.5 billion.

PIF Partners LargeCap Growth Fund II    $859,561,800  1.00% of the first $500 million;
                                                      0.98% of the next $500 million;
                                                      0.96% of the next $500 million; and
                                                      0.95% of the excess over $1.5 billion.

PVC Equity Growth Account               $250,018,960  0.80% of the first $100 million;
                                                      0.75% of the next $100 million;
                                                      0.70% of the next $100 million;
                                                      0.65% of the next $100 million; and
                                                      0.60% of the excess over $400 million.

PVC Growth Account(1)                   $118,858,960  0.60% of the first $250 million;
                                                      0.55% of the next $250 million;
                                                      0.50% of the next $250 million;
                                                      0.45% of the next $250 million;
                                                      0.40% of the excess over $1 billion; and
                                                      0.60% of the excess over $400 million.

PVC LargeCap Growth Equity Account      $ 41,012,624  1.00% at all asset levels.

-----------------
(1) The Board of Directors of PVC has approved a proposal to increase the management fees of the PVC Growth Account. If shareholders of the Growth Account approve the proposal, the new management fee schedule will be:
     0.68% of the first $500 million; 0.63% of the next $500 million; 0.61% of the next $1 billion; 0.56% of the next $1 billion; and 0.51% of the excess over $3 billion.

Additional Information

         For additional information regarding the Management Agreement for the Fund and the Manager, including the date of the Management Agreement and the dates of its most recent approval by the Board and by shareholders, the principal officers and Directors of the Manager, and payments made to the Manager and its affiliates by the Fund during the fiscal year ended October 31, 2005, see Appendix E ("Additional Information About the Management Agreement and the Manager") to this Proxy Statement. For information regarding any brokerage commissions paid by the Fund to affiliated brokers during the fiscal year ended October 31, 2005, see Appendix F ("Payments to Affiliated Brokers").

Required Vote

         Shareholders of the Fund will vote in the aggregate and not by share class on the Amended Agreement for the Fund. The vote required to approve the Proposal is a Majority of the Outstanding Voting Securities of the Fund.

         If the Proposal is not approved by the shareholders of the Fund, the Board, in consultation with the Manager, will determine the appropriate course of action to take which may include submitting an alternative proposal to shareholders of the Fund at a future shareholders meeting.

         The Board of Directors unanimously recommends that the shareholders of the Fund vote "For" the Proposal.

                                   PROPOSAL 5

                   APPROVAL OF SUB-ADVISORY AGREEMENT WITH CCI
                    FOR THE PARTNERS SMALLCAP GROWTH FUND III
                    (Partners SmallCap Growth Fund III Only)

         At its meeting on June 12, 2006, the Board of Directors, including all the Independent Directors, approved a sub-advisory appointing (the "Sub-Advisory Agreement") appointing CCI as a new sub-advisor to the Partners SmallCap Growth Fund III (for purposes of this Proposal, the "Fund"). Shareholders of the Fund are being asked to approve the Sub-Advisory Agreement.

         The Fund is currently sub-advised by Mazama Capital Management, Inc. ("Mazama"). If shareholder of the Fund approve the Sub-Advisory Agreement with CCI, CCI and Mazama will be co-sub-advisors to the Fund, and each will manage a portion of the Fund's assets as determined from time to time by the Manager. The Manager currently anticipates that, upon the effectiveness of the Sub-Advisory Agreement, it will initially transfer approximately $50 million (or 23% as of September 30, 2006) of the Fund's assets to CCI from Mazama and will thereafter, as an initial allocation, direct net flows into the Fund approximately 60% to CCI and 40% to Mazama.

         Under the Sub-Advisory Agreement, CCI will be compensated by the Manager and not by the Fund. Approval of the Sub-Advisory Agreement therefore will not change the rates or amount of the compensation that the Fund pays to the Manager under the Management Agreement for the Fund.

Description of the Sub-Advisory Agreement

         The following description of the Sub-Advisory Agreement is qualified in its entirety by reference to the form of the Sub-Advisory Agreement included as Appendix H to this Proxy Statement.

         Under the Sub-Advisory Agreement, CCI will manage the day-to-day investment of the portion of the Fund's assets assigned to it consistent with the Fund's investment objectives, policies and restrictions and will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by the Manager and oversight by the Board, and will provide, at its own expense, all investment, management and administrative personnel, facilities and equipment necessary for the conduct of its investment advisory services for the Fund.

         The Sub-Advisory Agreement provides that CCI and its officers, employees, agents, or affiliates shall not be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of CCI's investment discretion in connection with selecting investments for the Fund or as a result of the failure by CCI or any of its affiliates to comply with the terms of the Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of CCI or any of its officers, employees, agents or affiliates.

         If approved by shareholders, the Sub-Advisory Agreement will become effective on the date of such approval and will remain in effect for an initial one-year period. Thereafter, the Sub-Advisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually either by the Board of Directors or by a vote of a Majority of the Outstanding Voting Securities of the Fund, and in either event by a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board, the Manager or CCI or by vote of a Majority of the Outstanding Voting Securities of the Fund on sixty days' written notice. The Sub-Advisory Agreement will automatically terminate without penalty in the event of its assignment.

         Under the Sub-Advisory Agreement, the Manager will pay CCI a fee which is computed and paid monthly, based on net assets as of the first day of each month, at the annual rates specified in the following tables:

              Sub-Advisory Fee - Partners SmallCap Growth Fund III
          (as a percentage of average daily net assets managed by CCI)

                           0.50% at all asset levels.

The Management Agreement

         The Manager serves as the investment manager of the Fund pursuant to a Management Agreement between the Manager and PIF with respect to the Fund. Under the Management Agreement, the Manager arranges for portfolio management functions to be performed by the sub-advisor and is responsible for selecting, contracting with, compensating and monitoring the performance of the sub-advisor. The Manager is also responsible for compensation of personnel, officers and directors who are affiliated with the Manager and expenses and compensation associated with furnishing office space and all office facilities, equipment and personnel necessary to perform the general corporate functions of PIF with respect to the Fund.

         If shareholders of the Fund also approve the Amended Management Agreement under Proposal 2 above, the Manager will begin to handle under that Agreement the business affairs of the Funds and in that connection will, provide the clerical, recordkeeping and bookkeeping services, and keep the required financial and accounting records, that the Manager had theretofore provided and kept under the Accounting Services Agreement.

         Under the Management Agreement, the Fund pays the Manager a fee which is computed and accrued daily and payable monthly at the annual rates specified in the following table:

               Management Fee - Partners SmallCap Growth Fund III
                  (as a percentage of average daily net assets)

                        1.10% of the first $500 million;
                         1.08 of the next $500 million;
                       1.06 of the next $500 million; and
                      1.05% of the excess over 1.5 billion.

         Approval of the Sub-Advisory Agreement with CCI will not change the management fee rates under the Management Agreement. However, because the sub-advisory fee rate for CCI as described above is lower at certain asset levels that the sub-advisory fee rates for Mazama under its sub-advisory agreement (0.60% of the first $150 million; 0.55% of the next $150 million; and 0.50% of the excess over $300 million) and CCI will manage a portion of the assets of the Fund formerly managed by Mazama, approval of the Sub-Advisory Agreement with CCI will have the effect of increasing the net management fee paid to the Manager, that is, the amount of the management fee retained by the Manager after paying sub-advisory fees to CCI and Mazama. In addition, because CCI, but not Mazama, is an affiliate of the Manager, such approval will have the effect of increasing the amount of the management fees for the Fund that are retained by the Manger and its affiliates.

Change in Investment Strategy

         In connection with approving the Sub-Advisory Agreement, the Board also approved changing the Fund's investment strategy to reflect CCI's management style and the allocation of the assets of the Fund between Mazama and CCI. If the Sub-Advisory Agreement is approved by shareholders, the investment strategy of the Fund as of the effective date of the Sub-Advisory Agreement will be as follows:

                  The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2500 Growth Index (as of December 31, 2005, the range was between approximately $26 million and $10.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

                  Mazama, the Sub-Advisor, utilizes a fundamental, bottom-up approach to security selection. In selecting securities for the Fund, Mazama performs a detailed analysis of company financials using a proprietary Price/Performance Model. The Model focuses on two main valuation components: estimates of a company's return-on-equity versus the forward price-to-earnings ratio as a measure of a current value and on a company's earnings growth versus the forward price-to-earnings ratio. Mazama also conducts ongoing discussions with company executives and key employees as well as visits to evaluate company operations first hand. Though Mazama does not incorporate top-down analysis in its investment process, it does incorporate knowledge of broad economic themes and trends to provide a backdrop for its bottom-up research. After identifying interesting investment opportunities, Mazama looks at other top companies in that sector to evaluate the overall attractiveness of the specific company as well as other companies in that sector.

                  Mazama's determination to sell a security from the Fund's portfolio is based on either a deterioration in the company's fundamentals or a reduction in ranking due to price appreciation which is then reflected in a lower Price/Performance Model score.

                  The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

                  Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI's team of investment professionals selects companies that meet the criteria of positive momentum in a company's progress and positive surprise in reported results.

CCI

         CCI is registered as an investment adviser under the Investment Advisers Act of 1940 and is located at Metro Center, One Station Place, Stamford, CT, 06902. CCI was founded in 1975. At December 31, 2005, it had approximately $5.9 billion in assets under management.

         CCI is a general partnership with two partners. One partner is CCIP, LLC, which has a 99.9% interest in CCI. CCIP, LLC has six members, one of which is Principal Global Investors, LLC, an indirect, wholly owned subsidiary of PFG, which has an approximately 70% membership interest. The second partner of CCI is Principal Global Columbus Circle, LLC, which has a .1% interest in CCI. The address of CCIP, LLC is Metro Center, One Station Place, Stamford, Connecticut 06902. The address of Principal Global Columbus Circle, LLC is 711 High Street, Des Moines, Iowa 50392.

         The principal executive officers of CCI are: Anthony Rizza, Senior Managing Director; Clifford G. Fox, Senior Managing Director; Warren Robert Fehrmann, Senior Managing Director; and Frank Cuttita, Chief Administrative Officer, Managing Director and Chief Compliance Officer. Each person's position with CCI is his principal occupation. The address of each principal executive officer is Metro Center, One Station Place, Stamford, Connecticut 06902.

         The day-to-day management of the portion of the Fund's assets assigned to CCI is headed by Clifford G. Fox, CFA. Mr. Fox joined CCI in 1992. He had previously served as Vice President of Equity Investments at General Reinsurance Corporation. He received an MBA from the Stern School of Business, New York University and a BS from the Wharton School, University of Pennsylvania. Mr. Fox has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

         CCI currently serves as the sub-advisor to the following other PIF
Funds: the LargeCap Growth Fund and the MidCap Growth Fund.

Evaluation by the Board of Directors

         In making its decision to approve the Sub-Advisory Agreement at its June 12, 2006 meeting, the Board, including the Independent Directors, requested and evaluated information provided by the Manager and CCI. The Independent Directors were assisted by independent legal counsel.

         In evaluating and approving the Sub-Advisory Agreement, the Board considered, among other factors, the following:

         -- CCI's past service as the sub-advisor to two of the PIF Funds;

         -- the nature and extent and expected quality of the services to be provided by CCI, which the Board concluded were likely to be favorable;

         -- CCI's investment management capabilities and methodologies and its performance in managing growth-oriented funds, which the Board believed to be favorable;

         -- the strength of CCI's personnel, technical resources and operations, which the Board concluded was appropriate for the expected services;

         -- the significant outperformance by the CCI SmallCap Growth Composite of its peer group category and benchmark index over the last three years; and

         -- CCI's record with respect to adhering to a fund's investment strategies, policies and risks, which led the Board to believe that it was likely that CCI would adhere, in all material respects, to the Fund's investment objective, policies and restrictions as set forth in the Fund's current Prospectus and Statement of Additional Information.

         In evaluating the Sub-Advisory Agreement, the Board was aware of the extent to which the proposed arrangements were comparable to arrangements under other sub-advisory agreements which it had approved with respect to Funds of PIF, but it did not rely on any specific comparison of the services to be provided and the fees to be paid under the Sub-Advisory Agreement with services provided and fees paid under other sub-advisory agreements. The Board did not consider fee, sub-advisor profitability or economy of scale issues to be particularly relevant in its consideration of the Sub-Advisory Agreement, particularly because the agreement is between the Manager and CCI and the fees for which it provides are within industry norms and in any event will be paid by the Manager and not by the Fund. The Board noted that CCI is an affiliate of the Manager and that, therefore, the parties may allocate the fee among themselves based upon other than competitive factors, but that in the end, the shareholders pay only the management fee.

         Based on these considerations, the Board, including all the Independent Directors, concluded that the Sub-Advisory Agreement for the Fund would be in the best interests of the Fund and decided to recommend that shareholders of the Fund approve the Sub-Advisory Agreement.

Comparable Funds Managed by CCI

         CCI does not currently manage any other investment companies having investment objectives similar to those of the Fund.

Additional Information

         For additional information regarding CCI, specifically payments made by or with respect to the Funds to CCI and its affiliates, see Appendix E ("Additional Information About the Manager and the Management Agreement") to this Proxy Statement.

Required Vote

         Shareholders of the Fund will vote in the aggregate and not by share class on the Sub-Advisory Agreement. The vote required to approve the Proposal is a Majority of the Outstanding Voting Securities of the Fund.

         If the Proposal is not approved by the shareholders of the Fund, the Board, in consultation with the Manager, will determine the appropriate course to arrange for portfolio management services for the Fund and, if required by law, will submit an alternative proposal to shareholders of the Fund at a future shareholders meeting.

         The Board of Directors unanimously recommends that the shareholders of the Fund vote "For" the Proposal.


                                   PROPOSAL 6

            APPROVAL OF RECLASSIFYING THE REAL ESTATE SECURITIES FUND
                     FROM "DIVERSIFIED" TO "NON-DIVERSIFIED"
                       (Real Estate Securities Fund Only)

         The Board of Directors, including all the Independent Directors, has approved, and the Board recommends that shareholders of the Real Estate Securities Fund approve, a proposed change in the classification of that fund under the 1940 Act from "diversified" to "non-diversified."

         The Real Estate Securities Fund is currently classified as a diversified investment company under Section 5(b)(1) of the 1940 Act. This means that the Fund, with respect to 75% of its total assets, is limited in its investment in the securities of any one issuer (other than government securities or securities of other investment companies) to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of that issuer. These percentage limits apply as of the time the Fund purchases a security of a particular issuer and are not deemed to be exceeded if securities already owned by the Fund increase in value relative to the rest of the Fund's holdings. A non-diversified investment company is not subject to these limits, may invest a high percentage of its assets in the securities of a small number of companies, and has increased risk because it may be affected more than a diversified fund by changes in the financial condition, or the financial markets' assessments, of any of such companies.

         The Fund's classification as diversified is a fundamental policy that may be changed only with shareholder approval. The proposed reclassification of the Fund as non-diversified is intended to provide the Fund with greater flexibility in responding to investment opportunities.

         If the Fund is reclassified as non-diversified, it will nonetheless remain subject to the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). In order to maintain such favorable tax treatment, the Fund may not purchase a security if, as a result, with respect to 50% of the Fund's total assets, more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or the Fund would hold more than 10% of the outstanding voting securities of such issuer. These limits apply as of the end of each quarter of the Fund's fiscal year.

         If approved by shareholders of the Fund, the proposed change in classification will become effective as of January 12, 2006.

Evaluation by the Board of Directors

         The Board reviewed the proposal to change the classification of the Fund from diversified to non-diversified at its meeting on August 25, 2006. The Board considered a number of factors, including, as indicated above, the desirability of affording the Fund greater flexibility in the management of portfolio assets. The Board also considered the increased risk associated with portfolios that are non-diversified, and the mitigation of risk from the continuing applicability to the Fund of the diversification requirements under the Code. The Board, including all the Independent Directors, determined that it is in the best interests of the Fund that the Fund change its classification under the 1940 Act from diversified to non-diversified.

Required Vote

         Approval of the change in classification of the Real Estate Securities Fund will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund. If the required shareholder approval is not obtained, the current classification of the Fund as diversified will remain in effect pending shareholder approval of another proposed change or other definitive action.

         The Board, including all the Independent Directors, recommends that shareholders of the Real Estate Securities Fund vote "For" the Proposal.

                                  OTHER MATTERS

         We do not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement, in the separate proxy statement/prospectus which deals with the combinations of the Equity Income Fund into the Equity Income Fund I and the Tax-Exempt Bond Fund into the Tax-Exempt Bond Fund I and in the separate proxy statement/prospectus which deals with the combination of the Partners LargeCap Growth Fund into the Partners LargeCap Growth Fund II. The proxy statements/prospectuses relating to these fund combinations are being furnished only to shareholders of the Funds being acquired in such combinations. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

         PIF is not required to hold annual meetings of shareholders and, therefore, cannot determine when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any Fund must be received by us a reasonable time before we commence soliciting proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.


                       BY ORDER OF THE BOARD OF DIRECTORS

November 16, 2006
Des Moines, Iowa

         It is important that proxies be returned promptly. Please complete, sign, and date the proxy ballot and return it in the enclosed envelope or vote by touch-tone telephone or via the Internet by following the instructions on the proxy ballot.

                                                                      Appendix A

                     OUTSTANDING SHARES AND SHARE OWNERSHIP

     This Appendix sets forth information as to the number of shares outstanding and entitled to vote of each of the Funds and the percentage ownership by certain shareholders of shares of the Funds.

     The following table shows, as of the Record Date, the number of shares outstanding of each class of shares of each of the Funds. As indicated below, not all Funds have all classes of shares outstanding.

                                    Share              Shares
Fund                                Class            Outstanding
Bond & Mortgage Securities   Institutional        128,209,681.743
                             Select                 1,618,587.715
                             Preferred              8,880,006.022
                             Advisors Select        3,927,379.527
                             Advisors Signature       367,516.879
                             Advisors Preferred     4,704,101.836
                             Class J               22,027,925.363
                             Class A               15,825,129.232
                             Class B                2,386,868.632

Disciplined LargeCap Blend   Institutional         60,410,990.854
                             Select                   327,820.261
                             Preferred                121,977.860
                             Advisors Select          122,270.524
                             Advisors Signature        25,474.912
                             Advisors Preferred       366,833.260
                             Class J                      N/A
                             Class A                5,934,095.010
                             Class B                  837,015.464

Diversified International    Institutional          3,130,147.379
                             Select                 1,066,191.952
                             Preferred              3,432,988.403
                             Advisors Select        1,531,664.387
                             Advisors Signature       230,220.187
                             Advisors Preferred     3,036,256.882
                             Class J               13,316,548.169
                             Class A               25,580,722.890
                             Class B                3,403,410.835

Equity Income                Institutional                N/A
                             Select                       N/A
                             Preferred                    N/A
                             Advisors Select              N/A
                             Advisors Signature           N/A
                             Advisors Preferred           N/A
                             Class J                      N/A
                             Class A                7,865,604.910
                             Class B                1,048,517.491

Government & High            Institutional                975.610
Quality Bond                 Select                   210,398.085
                             Preferred              1,259,965.657
                             Advisors Select          832,224.345
                             Advisors Signature        64,916.520
                             Advisors Preferred       812,543.117
                             Class J               10,372,294.585
                             Class A               21,031,769.000
                             Class B                3,773,898.914

High Quality                 Institutional          1,168,079.898
Intermediate-Term Bond       Select                   159,866.395
                             Preferred              3,016,826.983
                             Advisors Select          451,606.078
                             Advisors Signature        55,965.912
                             Advisors Preferred     4,385,734.814
                             Class J                3,357,725.761
                             Class A                      N/A
                             Class B                      N/A

                                    Share              Shares
Fund                                Class            Outstanding
Partners MidCap Growth       Institutional         33,543,702.041
                             Select                 1,876,321.387
                             Preferred              2,792,771.208
                             Advisors Select        1,270,735.512
                             Advisors Signature        55,495.103
                             Advisors Preferred     3,045,905.878
                             Class J                3,096,655.028
                             Class A                2,980,859.469
                             Class B                1,142,752.990

Partners MidCap Growth I     Institutional         19,919,747.729
                             Select                    84,209.603
                             Preferred                108,712.894
                             Advisors Select          137,184.252
                             Advisors Signature        18,247.556
                             Advisors Preferred       213,046.848
                             Class J                      N/A
                             Class A                  139,609.616
                             Class B                      N/A

Partners MidCap Growth II    Institutional         46,212,042.611
                             Select                   616,577.208
                             Preferred                430,502.082
                             Advisors Select          144,945.927
                             Advisors Signature       165,062.961
                             Advisors Preferred       853,655.838
                             Class J                      N/A
                             Class A                      N/A
                             Class B                      N/A

Partners MidCap Value        Institutional         29,298,112.827
                             Select                 1,054,620.226
                             Preferred              1,499,682.769
                             Advisors Select        1,573,269.722
                             Advisors Signature        84,716.678
                             Advisors Preferred     1,955,535.379
                             Class J                6,299,173.283
                             Class A                  559,686.804
                             Class B                   82,938.255

Partners MidCap Value I      Institutional         50,472,858.684
                             Select                   343,502.853
                             Preferred                618,383.197
                             Advisors Select          293,618.044
                             Advisors Signature       153,519.588
                             Advisors Preferred       792,104.849
                             Class J                      N/A
                             Class A                      N/A
                             Class B                      N/A

Partners SmallCap Blend      Institutional         13,358,138.790
                             Select                    59,781.695
                             Preferred                 19,083.012
                             Advisors Select           77,513.836
                             Advisors Signature        10,084.172
                             Advisors Preferred       219,044.203
                             Class J                      N/A
                             Class A                      N/A
                             Class B                      N/A

                                    Share              Shares
Fund                                Class            Outstanding
High Yield                   Institutional          8,910,413.891
                             Select                       N/A
                             Preferred                    N/A
                             Advisors Select              N/A
                             Advisors Signature           N/A
                             Advisors Preferred           N/A
                             Class J                      N/A
                             Class A                      N/A
                             Class B                      N/A

Inflation Protection         Institutional         11,060,791.568
                             Select                    41,667.046
                             Preferred                 13,148.949
                             Advisors Select           56,785.552
                             Advisors Signature         4,167.590
                             Advisors Preferred        80,588.331
                             Class J                  592,586.283
                             Class A                  398,909.177
                             Class B                      N/A

International Emerging       Institutional          1,745,036.180
Markets                      Select                    80,657.226
                             Preferred                493,166.356
                             Advisors Select          148,843.755
                             Advisors Signature        65,626.486
                             Advisors Preferred       253,983.890
                             Class J                5,813,714.646
                             Class A                3,361,786.536
                             Class B                  601,753.302

International Growth         Institutional         83,232,403.579
                             Select                 1,230,993.469
                             Preferred              1,330,582.362
                             Advisors Select        1,003,738.125
                             Advisors Signature       164,606.804
                             Advisors Preferred     2,027,517.125
                             Class J                4,995,133.024
                             Class A                      N/A
                             Class B                      N/A

LargeCap Growth              Institutional         61,264,892.939
                             Select                 1,846,526.809
                             Preferred              5,334,936.751
                             Advisors Select        2,039,054.034
                             Advisors Signature       622,881.630
                             Advisors Preferred     4,431,022.332
                             Class J                4,653,136.910
                             Class A               36,287,579.101
                             Class B                3,846,902.162

LargeCap S&P 500 Index       Institutional          2,933,555.315
                             Select                 4,235,309.499
                             Preferred             21,177,042.920
                             Advisors Select        7,106,308.193
                             Advisors Signature       705,618.382
                             Advisors Preferred    13,080,972.043
                             Class J               38,026,957.648
                             Class A                8,032,781.517
                             Class B                      N/A

LargeCap Value               Institutional         27,037,034.311
                             Select                    97,849.418
                             Preferred                709,426.356
                             Advisors Select          375,597.404
                             Advisors Signature        50,620.869
                             Advisors Preferred       208,508.056
                             Class J                3,781,404.555
                             Class A               22,612,250.209
                             Class B                1,787,801.697

                                    Share              Shares
Fund                                Class            Outstanding
Partners SmallCap Growth I   Institutional          9,799,553.151
                             Select                    49,578.888
                             Preferred                598,672.671
                             Advisors Select           93,581.768
                             Advisors Signature         4,562.404
                             Advisors Preferred       276,997.200
                             Class J                1,121,850.480
                             Class A                      N/A
                             Class B                      N/A

Partners SmallCap Growth II  Institutional         55,266,476.794
                             Select                   648,759.586
                             Preferred              2,889,585.553
                             Advisors Select        1,477,234.010
                             Advisors Signature        84,149.734
                             Advisors Preferred     1,583,916.227
                             Class J                2,067,952.751
                             Class A                1,708,026.904
                             Class B                  799,681.967

Partners SmallCap Growth III Institutional         17,994,069.761
                             Select                    26,537.607
                             Preferred                182,188.306
                             Advisors Select           58,649.068
                             Advisors Signature        11,814.822
                             Advisors Preferred        61,722.211
                             Class J                      N/A
                             Class A                      N/A
                             Class B                      N/A

Partners SmallCap Value      Institutional         13,367,485.626
                             Select                    29,193.065
                             Preferred              1,121,429.966
                             Advisors Select          176,768.700
                             Advisors Signature        11,729.981
                             Advisors Preferred       492,429.972
                             Class J                  690,857.439
                             Class A                      N/A
                             Class B                      N/A

Partners SmallCap Value I    Institutional         18,413,012.147
                             Select                   248,167.055
                             Preferred              1,043,780.763
                             Advisors Select        1,011,075.543
                             Advisors Signature       111,858.054
                             Advisors Preferred     1,203,111.966
                             Class J                      N/A
                             Class A                      N/A
                             Class B                      N/A

Partners SmallCap Value II   Institutional         25,617,747.997
                             Select                    92,663.872
                             Preferred                 84,157.851
                             Advisors Select           48,440.773
                             Advisors Signature         9,277.121
                             Advisors Preferred       271,587.361
                             Class J                      N/A
                             Class A                      N/A
                             Class B                      N/A

Preferred Securities         Institutional         53,850,863.030
                             Select                       925.926
                             Preferred                  2,519.591
                             Advisors Select            2,005.818
                             Advisors Signature        17,353.030
                             Advisors Preferred        59,758.568
                             Class J                2,309,667.090
                             Class A                  619,722.770
                             Class B                      N/A

                                    Share              Shares
Fund                                Class            Outstanding
MidCap Blend                 Institutional                881.834
                             Select                   412,921.968
                             Preferred              1,254,785.053
                             Advisors Selec          t180,819.649
                             Advisors Signature        31,366.780
                             Advisors Preferred       434,412.873
                             Class J               10,702,818.282
                             Class A               37,081,338.024
                             Class B                4,633,797.727

MidCap Growth                Institutional            587,501.819
                             Select                    52,853.775
                             Preferred                205,734.457
                             Advisors Select          311,539.936
                             Advisors Signature        18,316.929
                             Advisors Preferred       278,775.127
                             Class J                3,284,601.203
                             Class A                      N/A
                             Class B                      N/A

MidCap S&P 400 Index         Institutional            819,073.947
                             Select                   761,626.491
                             Preferred              3,344,062.627
                             Advisors Select        1,673,562.701
                             Advisors Signature       167,646.623
                             Advisors Preferred     2,072,010.355
                             Class J                2,446,267.345
                             Class A                      N/A
                             Class B                      N/A

MidCap Value                 Institutional            398,423.215
                             Select                    94,242.016
                             Preferred                 97,409.678
                             Advisors Select           77,242.518
                             Advisors Signature         6,072.995
                             Advisors Preferred        53,300.891
                             Class J                9,151,180.757
                             Class A                      N/A
                             Class B                      N/A

Money Market                 Institutional         26,369,266.600
                             Select                12,284,343.360
                             Preferred             42,059,174.050
                             Advisors Select        9,706,386.100
                             Advisors Signature     3,052,038.010
                             Advisors Preferred    20,655,183.010
                             Class J              156,202,701.896
                             Class A              420,713,691.742
                             Class B                2,972,073.940

Partners Global Equity       Institutional          1,665,770.696
                             Select                   132,460.160
                             Preferred                 20,552.041
                             Advisors Select          122,839.004
                             Advisors Signature        26,851.244
                             Advisors Preferred       123,965.156
                             Class J                      N/A
                             Class A                      N/A
                             Class B                      N/A

Partners International       Institutional         54,441,297.952
                             Select                   576,515.767
                             Preferred              1,588,228.471
                             Advisors Select          973,834.519
                             Advisors Signature       129,676.648
                             Advisors Preferred     1,051,827.159
                             Class J                      N/A
                             Class A                      N/A
                             Class B                      N/A

                                    Share              Shares
Fund                                Class            Outstanding
Principal LifeTime 2010      Institutional         49,110,679.084
                             Select                 1,784,893.613
                             Preferred              6,072,624.500
                             Advisors Select        2,817,991.977
                             Advisors Signature       462,244.995
                             Advisors Preferred     3,631,161.587
                             Class J               14,247,895.803
                             Class A                1,160,023.170
                             Class B                      N/A

Principal LifeTime 2020      Institutional         87,712,026.548
                             Select                 3,563,756.538
                             Preferred              8,874,477.623
                             Advisors Select        5,270,821.496
                             Advisors Signature       982,652.229
                             Advisors Preferred     6,390,395.668
                             Class J               25,433,794.483
                             Class A                1,642,490.927
                             Class B                  385,130.661

Principal LifeTime 2030      Institutional         72,292,959.511
                             Select                 3,985,428.521
                             Preferred              7,611,200.526
                             Advisors Select        4,208,275.014
                             Advisors Signature       647,553.345
                             Advisors Preferred     5,575,741.365
                             Class J               21,121,544.696
                             Class A                1,200,486.983
                             Class B                  291,808.921

Principal LifeTime 2040      Institutional         35,029,691.755
                             Select                   991,165.192
                             Preferred              3,247,951.022
                             Advisors Select        1,717,749.250
                             Advisors Signature       367,340.992
                             Advisors Preferred     2,578,697.719
                             Class J                7,815,716.052
                             Class A                  655,610.477
                             Class B                  213,285.359

Principal LifeTime 2050      Institutional         19,326,949.151
                             Select                   567,077.380
                             Preferred                823,242.142
                             Advisors Select          843,750.030
                             Advisors Signature       121,170.459
                             Advisors Preferred       895,333.638
                             Class J                1,595,679.341
                             Class A                  398,370.460
                             Class B                   26,705.679

Principal LifeTime Strategic Institutional         19,673,345.942
Income                       Select                   329,628.840
                             Preferred              1,459,829.976
                             Advisors Select        1,574,150.004
                             Advisors Signature       198,722.439
                             Advisors Preferred     1,498,965.861
                             Class J                6,410,174.493
                             Class A                  495,158.131
                             Class B                    7,118.848

Real Estate Securities       Institutional         27,464,096.049
                             Select                   599,091.937
                             Preferred              3,609,246.819
                             Advisors Select        1,259,477.360
                             Advisors Signature       100,942.437
                             Advisors Preferred     2,077,632.503
                             Class J                8,422,618.259
                             Class A                4,501,782.770
                             Class B                1,053,148.711

                                    Share              Shares
Fund                                Class            Outstanding
Partners LargeCap Blend      Institutional         54,597,304.570
                             Select                   937,184.704
                             Preferred              4,052,409.357
                             Advisors Select        2,900,157.335
                             Advisors Signature       196,601.906
                             Advisors Preferred     3,055,062.524
                             Class J                9,638,213.926
                             Class A                5,227,978.429
                             Class B                2,267,146.672

Partners LargeCap Blend I    Institutional          7,680,002.843
                             Select                   256,663.396
                             Preferred                400,142.794
                             Advisors Select          462,653.899
                             Advisors Signature        74,529.975
                             Advisors Preferred       396,431.733
                             Class J                5,128,034.102
                             Class A               14,705,131.745
                             Class B                1,939,313.331

Partners LargeCap Growth     Institutional         10,496,763.350
                             Select                     1,489.362
                             Preferred                  1,518.243
                             Advisors Select          159,525.526
                             Advisors Signature        28,390.835
                             Advisors Preferred       122,172.483
                             Class J                  865,122.000
                             Class A                      N/A
                             Class B                      N/A

Partners LargeCap Growth I   Institutional        107,988,024.859
                             Select                   463,203.008
                             Preferred              3,410,763.588
                             Advisors Select        2,406,760.702
                             Advisors Signature        99,868.376
                             Advisors Preferred     3,369,288.239
                             Class J                4,779,782.647
                             Class A                5,958,909.688
                             Class B                1,698,971.722

Partners LargeCap Growth II  Institutional         85,052,318.929
                             Select                 2,201,473.133
                             Preferred              1,924,749.845
                             Advisors Select        1,509,841.849
                             Advisors Signature        48,570.299
                             Advisors Preferred       974,522.888
                             Class J                1,592,814.334
                             Class A                   65,238.010
                             Class B                      N/A

Partners LargeCap Value      Institutional        127,178,928.942
                             Select                 2,726,981.952
                             Preferred              6,498,584.824
                             Advisors Select        3,839,843.381
                             Advisors Signature       379,782.743
                             Advisors Preferred     5,775,926.213
                             Class J                6,641,734.704
                             Class A                4,154,182.852
                             Class B                1,512,480.219

Partners LargeCap Value I    Institutional         38,819,155.326
                             Select                    88,592.324
                             Preferred                497,355.572
                             Advisors Select          393,923.459
                             Advisors Signature       170,346.405
                             Advisors Preferred       382,949.213
                             Class J                      N/A
                             Class A                      N/A
                             Class B                      N/A

                                    Share              Shares
Fund                                Class            Outstanding
Short-Term Bond              Institutional          5,943,915.487
                             Select                    86,236.431
                             Preferred                588,196.205
                             Advisors Select            7,617.062
                             Advisors Signature         6,749.426
                             Advisors Preferred       214,358.919
                             Class J                5,302,940.524
                             Class A                9,481,745.695
                             Class B                      N/A

SmallCap Blend               Institutional          2,262,779.323
                             Select                    86,282.572
                             Preferred                407,038.151
                             Advisors Select          146,824.569
                             Advisors Signature        10,741.166
                             Advisors Preferred       135,560.887
                             Class J                8,824,235.821
                             Class A                6,370,294.943
                             Class B                1,450,639.359

SmallCap Growth              Institutional            892,332.769
                             Select                     6,526.371
                             Preferred                123,095.416
                             Advisors Select           64,881.097
                             Advisors Signature         8,994.514
                             Advisors Preferred         7,727.107
                             Class J                4,159,490.795
                             Class A                      N/A
                             Class B                      N/A

SmallCap S&P 600 Index       Institutional          8,784,930.493
                             Select                   663,148.106
                             Preferred              4,037,520.410
                             Advisors Select        1,243,511.193
                             Advisors Signature       101,581.304
                             Advisors Preferred     1,814,463.846
                             Class J                4,092,370.992
                             Class A                      N/A
                             Class B                      N/A

SmallCap Value               Institutional          5,237,101.574
                             Select                   216,230.373
                             Preferred                842,761.625
                             Advisors Select          338,023.741
                             Advisors Signature        55,779.359
                             Advisors Preferred       462,696.202
                             Class J                3,534,318.436
                             Class A                  441,273.260
                             Class B                   81,351.033

Tax-Exempt Bond              Institutional                N/A
                             Select                       N/A
                             Preferred                    N/A
                             Advisors Select              N/A
                             Advisors Signature           N/A
                             Advisors Preferred           N/A
                             Class J                      N/A
                             Class A               11,614,274.848
                             Class B                  574,817.258

Ultra Short Bond             Institutional         19,056,688.214
                             Select                     1,077.386
                             Preferred              2,777,168.411
                             Advisors Select          941,697.394
                             Advisors Signature         1,055.989
                             Advisors Preferred       244,836.195
                             Class J                3,774,016.497
                             Class A                1,744,505.351
                             Class B                      N/A

                                    Share              Shares
Fund                                Class            Outstanding
Partners LargeCap Value II   Institutional         20,014,260.392
                             Select                     1,000.000
                             Preferred                209,413.033
                             Advisos Select            54,597.055
                             Advisors Signature        15,205.138
                             Advisors Preferred       162,853.760
                             Class J                      N/A
                             Class A                      N/A
                             Class B                      N/A

     The following table shows, as of the Record Date and by share class, the percentage of the outstanding shares of each of the Funds owned of record or beneficially by Principal Life, either directly or through subsidiaries. Principal Life and its subsidiaries own all of these shares both of record and beneficially, except as otherwise indicated. The ultimate parent of Principal Life is Principal Financial Group, Inc.

                                                       Percentage                                                        Percentage
                                                        Owned by                                                          Owned by
                                      Share             Principal                                       Share             Principal
     Fund                             Class               Life           Fund                           Class               Life
Bond & Mortgage Securities          Institutional          0.21%     Partners Global Equity          Institutional          55.17%

Diversified International           Institutional        100.00%     Partners LargeCap Growth        Select                100.00%
                                                                                                     Preferred             100.00%

Government & High Quality Bond      Institutional        100.00%     Preferred Securities            Select                100.00%
                                                                                                     Preferred              36.75%
                                                                                                     Advisors Select        46.16%

LargeCap Growth                     Institutional         13.35%     Principal LifeTime              Class B                11.59%
                                                                     Strategic Income

LargeCap Value                      Institutional         22.20%     Short-Term Bond                 Advisors Signature     14.49%
                                                                                                     Class A                 3.63%

MidCap Blend                        Institutional        100.00%     SmallCap Blend                  Institutional          95.14%

MidCap Growth                       Select                 8.70%     SmallCap Growth                 Advisors Signature     14.22%

MidCap Value                        Advisors Signature    12.48%     Ultra Short Bond                Select                 99.93%
                                                                                                     Advisors Signature    100.00%

     As of the Record Date, no Director or principal officer of PIF owned 1% or more of the outstanding shares of any class of any of the Funds except as set forth in the table below:

Name of Director                                                       Share            Amount and Nature of           Percent
  or Officer               Name of Fund                                Class            Beneficial Ownership           of Class
Fritz S. Hirsch            LifeTime 2050 Fund                          Class A                     7,491(1)              1.88%

Ralph C. Eucher            Partners LargeCap Growth Fund II            Class A                     3,468(2)              5.32%

_________________

(1) Mr. Hirsch has sole voting and investment power with respect to these shares.

(2) These shares are owned by Mr. Eucher's wife who has sole voting and investment power with respect to such shares. Mr. Eucher disclaims beneficial ownership with respect to these shares.

     As of the Record Date, the persons identified below the following Fund/Share Class Table, if any for a particular number in the Table, owned of record, or were known by PIF to own beneficially, 5% or more of the outstanding shares of the share classes of the Funds indicated.

                                                                             Fund/Share Class Table

                                                                              Advisors   Advisors   Advisors    Class  Class   Class
                                            Institutional  Select  Preferred   Select    Signature  Preferred     J      A       B
Bond & Mortgage Securities Fund                  594         591      593        590        605        592       501    101     201
Disciplined LargeCap Blend                       699         696      698        695        619        697              192     292
Diversified International Fund                   674         671      673        670        617        672       508    108     208
Equity Income Fund                                                                                                      152     252
Government & High Quality Bond Fund              614         611      613        610        607        612       503    153     253
High Quality Intermediate-Term Bond Fund         624         621      623        620        608        622       504
High Yield Fund                                  798
Inflation Protection Fund                        715         706      708        705        709        707       546    154
International Emerging Markets Fund              664         661      663        660        616        662       507    107     207
International Growth Fund                        814         811      813        810        618        812       509
LargeCap Growth Fund                             704         701      703        700        625        702       512    112     212
LargeCap S&P 500 Index Fund                      714         711      713        710        626        712       513    113
LargeCap Value Fund                              724         721      723        720        627        722       514    114     214
MidCap Blend Fund                                749         741      743        740        639        742       521    121     22
MidCap Growth Fund                               759         751      753        750        645        752       522
MidCap S&P 400 Index Fund                        769         761      763        760        646        762       523
MidCap Value Fund                                774         771      773        770        647        772       524
Money Market Fund                                784         781      783        780        648        782       525    199     299
Partners Global Equity Fund                      865         856      858        855        859        857
Partners International Fund                      789         786      788        785        649        787
Partners LargeCap Blend Fund                     824         821      823        820        650        822       527    127     227
Partners LargeCap Blend Fund I                   694         691      693        690        651        692       511    111     211
Partners LargeCap Growth Fund                    829         826      828        825        652        827       544
Partners LargeCap Growth Fund I                  834         831      833        830        653        832       528    128     228
Partners LargeCap Growth Fund II                 844         841      843        840        654        842       529    129
Partners LargeCap Value Fund                     854         851      853        850        655        852       530    180     280
Partners LargeCap Value Fund I                   804         801      803        800        656        802
Partners LargeCap Value Fund II                  797         778      795        777        796        779
Partners MidCap Growth Fund                      874         871      873        870        658        872       532    182     282
Partners MidCap Growth Fund I                    879         876      878        875        659        877              186
Partners MidCap Growth Fund II                   776         717      719        716        775        718
Partners MidCap Value Fund                       884         881      883        880        665        882       533    183     283
Partners MidCap Value Fund I                     894         891      893        890        666        892
Partners SmallCap Blend Fund                     889         886      888        885        667        887
Partners SmallCap Growth Fund I                  904         901      906        900        668        902       534
Partners SmallCap Growth Fund II                 915         912      914        911        669        913       535    185     285
Partners SmallCap Growth Fund III                819         816      818        815        675        817
Partners SmallCap Value Fund                     924         921      923        920        676        922       536
Partners SmallCap Value Fund I                   935         926      928        925        677        927
Partners SmallCap Value Fund II                  839         836      838        835        678        837
Preferred Securities Fund                        929         937      939        936        679        938       545    195
Principal LifeTime 2010 Fund                     729         726      728        725        628        727       515    109
Principal LifeTime 2020 Fund                     734         731      733        730        629        732       516    116     216
Principal LifeTime 2030 Fund                     739         736      738        735        635        737       517    117     217
Principal LifeTime 2040 Fund                     748         745      747        744        636        746       518    118     218
Principal LifeTime 2050 Fund                     758         755      757        754        637        756       519    119     219
Principal LifeTime Strategic Income Fund         768         765      767        764        638        766       520    123
Real Estate Securities Fund                      934         931      933        930        685        932       537    187     287
Short-Term Bond Fund                             644         641      643        640        615        642       506    156
SmallCap Blend Fund                              944         941      943        940        686        942       538    188     288
SmallCap Growth Fund                             954         951      953        950        687        952       539
SmallCap S&P 600 Index Fund                      964         961      963        960        688        962       540
SmallCap Value Fund                              974         971      973        970        689        972       541    191     291
Tax-Exempt Bond Fund                                                                                                    151     251
Ultra Short Bond Fund                            990         986      988        985        989        987       547

Fund/                                                  Percentage
Class                                                    (%) of
Number   Name and Address                               Ownership
  PIF - Bond & Mortgage Securities Fund

  592 DELAWARE CHARTER GUARANTEE & TRUST                   13.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  592 DELAWARE CHARTER GUARANTEE & TRUST                   84.5
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

590   DELAWARE CHARTER GUARANTEE & TRUST                   19.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

590   DELAWARE CHARTER GUARANTEE & TRUST                         79.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392
605   DELAWARE CHARTER GUARANTEE & TRUST                         98.8
      711 HIGH STREET
      DES MOINES, IA 50303

594   MUTUAL FUND ACCOUNTING                                     11.3
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

594   MUTUAL FUND ACCOUNTING                                     25.0
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

594   MUTUAL FUND ACCOUNTING                                     34.7
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

594   MUTUAL FUND ACCOUNTING                                      6.3
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  594 MUTUAL FUND ACCOUNTING                               20.2
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

Fund/                                                  Percentage
Class                                                    (%) of
Number   Name and Address                               Ownership
  593 DELAWARE CHARTER GUAR & TRUST                         5.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  593 DELAWARE CHARTER GUARANTEE & TRUST                   71.4
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  593 TRUSTAR                                              15.2
      P.O. BOX 8963
      WILMINGTON, DE 1989

  591 DELAWARE CHARTER GUARANTEE & TRUST                   98.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Disciplined LargeCap Blend Fund

  697 DCGT AS TTEE AND/OR                                  98.8
      711 HIGH STREET
      DES MOINES, IA 50303

  695 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
       DES MOINES, IA 50303

  619 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  699 MUTUAL FUND ACCOUNTING                               11.4
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  699 MUTUAL FUND ACCOUNTING                               31.5
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  699 MUTUAL FUND ACCOUNTING                               14.7
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  699 MUTUAL FUND ACCOUNTING                                7.4
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  699 MUTUAL FUND ACCOUNTING                               29.3
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  698 DCGT AS TTEE AND/OR                                  68.6
      711 High Street
      DES MOINES, IA 50392

  696 DCGT AS TTEE AND/OR                                 100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  PIF - Diversified International Fund

  672 DELAWARE CHARTER GUARANTEE & TRUST                   11.5
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  672 DELAWARE CHARTER GUARANTEE & TRUST                   86.1
      711 HIGH STREET
      DES MOINES, IA 50303

  670 DELAWARE CHARTER GUARANTEE & TRUST                    6.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  670 DELAWARE CHARTER GUARANTEE & TRUST                   93.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  617 DELAWARE CHARTER GUARANTEE & TRUST                   98.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  674 THE PRINCIPAL TRUST FOR POST                         12.1
      ATTN CRYSTAL MORRIS S-003-S60
      PRINCIPAL FINANCIAL GROUP
      DES MOINES, IA 50392

  674 PRINCIPAL TRUST FOR LIFE INS 5016                     6.8
      ATTN CRYSTAL MORRIS S-003-S60
      PRINCIPAL FINANCIAL GROUP
      DES MOINES, IA 50392

  674 PRINCIPAL TRUST FOR HEALTH 5025                      10.6
      ATTN CRYSTAL MORRIS S-003-S60
      PRINCIPAL FINANCIAL GROUP
      DES MOINES, IA 50392

  674 THE PRINCIPAL TRUST FOR POST                         62.2
      ATTN CRYSTAL MORRIS S-003-S60
      PRINCIPAL FINANCIAL GROUP
      DES MOINES, IA 50392

  673 DELAWARE CHARTER GUAR & TRUST                        20.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  673 DELAWARE CHARTER GUARANTEE & TRUST                   69.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  671 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Government & High Quality Bond Fund

  612 DELAWARE CHARTER GUARANTEE & TRUST                   34.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  612 DELAWARE CHARTER GUARANTEE & TRUST                   63.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  610 DELAWARE CHARTER GUARANTEE & TRUST                   95.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  607 DELAWARE CHARTER GUARANTEE & TRUST                   95.5
      711 HIGH STREET
      DES MOINES, IA 50392

  613 BANKERS TRUST COMPANY                                 5.9
      ATTN DEBBIE WILLIAMS
      453 7TH ST
      DES MOINES, IA 50309-4110

  613 DELAWARE CHARTER GUAR & TRUST                        15.6
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  613 WELLS FARGO TRUST COMPANY                             5.9
      ATTN DEANNA SWERTZIC
      1919 DOUGLAS ST
      OMAHA, NE 68102

  613 DELAWARE CHARTER GUARANTEE & TRUST                   16.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  613 DELAWARE CHARTER GUARANTEE & TRUST                   46.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  611 DELAWARE CHARTER GUARANTEE & TRUST                   12.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  611 DELAWARE CHARTER GUARANTEE & TRUST                   88.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - High Quality IntermediateTerm Bond Fund

  622 DELAWARE CHARTER GUARANTEE & TRUST                   12.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  622 TRUSTAR                                              85.0
       P.O. BOX 8963
      WILMINGTON, DE 19899-4110

  620 DELAWARE CHARTER GUARANTEE & TRUST                    8.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
       711 HIGH STREET
      DES MOINES, IA 50392

  620 DELAWARE CHARTER GUARANTEE & TRUST                   91.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  608 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  623 WELLS FARGO TRUST COMPANY                            10.6
      ATTN DEANNA SWERTZIC
      1919 DOUGLAS ST
      OMAHA, NE 68102

  623 DELAWARE CHARTER GUARANTEE & TRUST                   80.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  621 DELAWARE CHARTER GUARANTEE & TRUST                   99.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - High Yield Fund

  798 PRINCIPAL LIFE INSURANCE CO                          93.2
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREE
      DES MOINES, IA 50392

  PIF - Inflation Protection Fund

  707 DELAWARE CHARTER GUARANTEE & TRUST                   92.4
      711 HIGH STREET
      DES MOINES, IA 50303

  705 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  709 DELAWARE CHARTER GUARANTEE & TRUST                   99.9
      711 HIGH STREET
      DES MOINES, IA 50303

  154 ROBERT DIECKHAUS                                      8.9
      109 CLUB CREEK CT
       PO BOX 17
      SAINT ALBANS, MO 63073

  154 PERSHING LLC                                          8.1
      P. O. BOX 2052
      JERSEY CITY, NJ 07303

  715 PRINCIPAL LIFE INSURANCE CO                          90.3
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  708 DELAWARE CHARTER GUARANTEE & TRUST                   60.5
      711 HIGH STREET
      DES MOINES, IA 50303

  708 BANKERS TRUST COMPANY E826                           35.0
      ATTN DEBBIE WILLIAM
      453 7TH ST
      DES MOINES, IA 50309

  706 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  PIF - International Emerging Markets Fund

  662 DELAWARE CHARTER GUARANTEE & TRUST                   12.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50303

  662 DELAWARE CHARTER GUARANTEE & TRUST                   81.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  660 DELAWARE CHARTER GUARANTEE & TRUST                   99.5
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  616 DELAWARE CHARTER GUARANTEE & TRUST                   99.9
      711 HIGH STREET
      DES MOINES, IA 50392

  664 MUTUAL FUND ACCOUNTING                               28.3
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  664 MUTUAL FUND ACCOUNTING                               11.6
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  664 MUTUAL FUND ACCOUNTING                                5.8
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  664 MUTUAL FUND ACCOUNTING                               28.5
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  663 DELAWARE CHARTER GUAR & TRUST                        48.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  663 DELAWARE CHARTER GUARANTEE & TRUST                   44.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  661 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - International Growth Fund

  812 DELAWARE CHARTER GUARANTEE & TRUST                    8.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  812 DELAWARE CHARTER GUARANTEE & TRUST                   88.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
       711 HIGH STREET
      DES MOINES, IA 50392

  810 DELAWARE CHARTER GUARANTEE & TRUST                    6.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  810 DELAWARE CHARTER GUARANTEE & TRUST                   92.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
       711 HIGH STREET
      DES MOINES, IA 50392

  618 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  814 PRINCIPAL LIFE INSURANCE CO                          41.6
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  814 MUTUAL FUND ACCOUNTING                                5.4
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  814 MUTUAL FUND ACCOUNTING                               16.5
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  814 MUTUAL FUND ACCOUNTING                                8.2
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  814 MUTUAL FUND ACCOUNTING                               17.5
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  813 DELAWARE CHARTER GUARANTEE & TRUST                   91.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  811 DELAWARE CHARTER GUARANTEE & TRUST                   97.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - LargeCap Growth Fund

  702 DELAWARE CHARTER GUARANTEE & TRUST                   97.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  700 DELAWARE CHARTER GUARANTEE & TRUST                   87.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  625 DELAWARE CHARTER GUARANTEE & TRUST                   98.4
      711 HIGH STREET
      DES MOINES, IA 50303

  704 MUTUAL FUND ACCOUNTING                                9.2
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  704 MUTUAL FUND ACCOUNTING                               23.3
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  704 MUTUAL FUND ACCOUNTING                               12.6
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  704 MUTUAL FUND ACCOUNTING                                6.2
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  704 MUTUAL FUND ACCOUNTING                               23.3
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  704 THE PRINCIPAL TRUST FOR POST                          7.5
      ATTN CRYSTAL MORRIS S-003-S60
      PRINCIPAL FINANCIAL GROUP
      DES MOINES, IA 50392

  703 DELAWARE CHARTER GUAR & TRUST                         6.5
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  703 DELAWARE CHARTER GUARANTEE & TRUST                   90.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  701 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - LargeCap S&P 500 Index Fund

  712 DELAWARE CHARTER GUARANTEE & TRUST                    9.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  712 DELAWARE CHARTER GUARANTEE & TRUST                   69.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  712 TRUSTAR                                              18.9
      P.O. BOX 8963
       WILMINGTON, DE 19899

  710 DELAWARE CHARTER GUARANTEE & TRUST                   19.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  710 DELAWARE CHARTER GUARANTEE & TRUST                   80.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  626 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  714 DCGT AS TTEE AND/OR                                   7.1
      ATTN NPIO TRADE DESK
      711 High Street
      DES MOINES, IA 50303

  713 DELAWARE CHARTER GUAR & TRUST                         6.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  713 DELAWARE CHARTER GUARANTEE & TRUST                   12.5
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  713 DELAWARE CHARTER GUARANTEE & TRUST                   75.4
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  711 DELAWARE CHARTER GUARANTEE & TRUST                    6.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  711 DELAWARE CHARTER GUARANTEE & TRUST                   94.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - LargeCap Value Fund

  722 DELAWARE CHARTER GUARANTEE & TRUST                   10.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  722 DELAWARE CHARTER GUARANTEE & TRUST                   82.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  720 DELAWARE CHARTER GUARANTEE & TRUST                    7.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  720 DELAWARE CHARTER GUARANTEE & TRUST                   92.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  627 DELAWARE CHARTER GUARANTEE & TRUST                   16.3
      711 HIGH STREET
      DES MOINES, IA 50303

  627 DELAWARE CHARTER GUARANTEE & TRUST                   83.7
      711 HIGH STREET
      DES MOINES, IA 50303

  724 MUTUAL FUND ACCOUNTING                                9.2
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  724 MUTUAL FUND ACCOUNTING                               23.3
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  724 MUTUAL FUND ACCOUNTING                               13.0
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  724 MUTUAL FUND ACCOUNTING                                6.1
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  724 MUTUAL FUND ACCOUNTING                               23.7
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  724 THE PRINCIPAL TRUST FOR POST                         14.0
      ATTN CRYSTAL MORRIS S-003-S60
      PRINCIPAL FINANCIAL GROUP
      DES MOINES, IA 50392

  723 DELAWARE CHARTER GUAR & TRUST                        27.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  723 WELLS FARGO TRUST COMPANY                            14.9
      ATTN DEANNA SWERTZIC
      1919 DOUGLAS ST
      OMAHA, NE 68102

  723 DELAWARE CHARTER GUARANTEE & TRUST                   47.5
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  721 DELAWARE CHARTER GUARANTEE & TRUST                   60.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  721 NATIONWIDE TRUST COMPANY FSB                         39.7
      C/O IPO PORTFOLIO ACCOUNTING
      PO BOX 182029
      COLUMBUS, OH 43218

  PIF - MidCap Blend Fund

  742 DELAWARE CHARTER GUARANTEE & TRUST                    9.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  742 DELAWARE CHARTER GUARANTEE & TRUST                   83.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  740 DELAWARE CHARTER GUARANTEE & TRUST                   99.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  639 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  743 DELAWARE CHARTER GUAR & TRUST                        35.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  743 DELAWARE CHARTER GUARANTEE & TRUST                   49.4
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  741 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - MidCap Growth Fund

  752 DELAWARE CHARTER GUARANTEE & TRUST                   92.4
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  750 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  645 DCGT AS TTEE AND/OR                                 100.0
      ATTN NPIO TRADE DESK
      711 High Street
      DES MOINES, IA 50303

  759 STATE STREET BANK & TRUST COMPANY                    87.0
      BOX 5496
      BOSTON, MA 02206

  753 DELAWARE CHARTER GUARANTEE & TRUST                   77.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  753 PRINCIPAL TRUST COMPANY                              12.9
      1013 CENTRE ROAD
      WILMINGTON, DE 19805

  751 DCGT AS TTEE AND/OR                                  91.9
      ATTN NPIO TRADE DESK
      711 High Street
      DES MOINES, IA 50303

  PIF - MidCap S&P 400 Index Fund

  762 DELAWARE CHARTER GUARANTEE & TRUST                   12.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  762 DELAWARE CHARTER GUARANTEE & TRUST                   78.6
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  760 DELAWARE CHARTER GUARANTEE & TRUST                   13.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  760 DELAWARE CHARTER GUARANTEE & TRUST                   86.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  646 DELAWARE CHARTER GUARANTEE & TRUST                   96.4
      711 HIGH STREET
      DES MOINES, IA 50303

  763 DELAWARE CHARTER GUARANTEE & TRUST                   27.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  763 DELAWARE CHARTER GUARANTEE & TRUST                   65.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  761 DELAWARE CHARTER GUARANTEE & TRUST                   10.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  761 DELAWARE CHARTER GUARANTEE & TRUST                   89.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - MidCap Value Fund

  772 DELAWARE CHARTER GUARANTEE & TRUST                   62.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  772 LUTHERAN HOMES                                        7.6
      DAVID SPLITTGERBER
      300 MINISTRY DR
      I IRMO, SC 29063

  772 FLORIDA DESIGN CONSULTANTS INC                        5.8
      KEITH MAZUR
      3030 STARKEY BLVD
      NEW PORT RICHEY, FL 34655

  772 PRINCIPAL TRUST COMPANY                               8.0
      1013 CENTRE RD
      WILMINGTON, DE 19805

  770 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  647 DELAWARE CHARTER GUARANTEE & TRUST                   87.3
      711 HIGH STREET
      DES MOINES, IA 50303

  774 BROWN BROTHERS HARRIMAN & CO                        100.0
      ATTN: R&A - INVESTMENT FUNDS
      GLOBAL DISTRIBTUION CENTER
      525 WASHINGTON BLVD
      JERSEY CITY, NJ 07310

  773 BANKERS TRUST COMPANY                                 8.1
      ATTN: DEBBIE WILLIAMS
       453 7TH ST
      DES MOINES, IA 50309

  773 DELAWARE CHARTER GUARANTEE & TRUST                   58.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  773 PRINCIPAL TRUST COMPANY                              11.2
      1013 CENTRE RD
      WILMINGTON, DE 19805

  773 PRINCIPAL TRUST COMPANY                               5.8
      1013 CENTRE RD
      WILMINGTON, DE 19805

  771 DELAWARE CHARTER GUARANTEE & TRUST                   97.4
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Money Market Fund

  782 DELAWARE CHARTER GUARANTEE & TRUST                   58.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  782 TRUSTAR                                               6.5
      P.O. BOX 8963
      WILMINGTON, DE 19899

  780 DELAWARE CHARTER GUARANTEE & TRUST                   97.4
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  648 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  199 PERSHING LLC AS AGENT                                32.4
      ATTN CASH MANAGMENT SERVICES
      1 PERSHING PLZ
      JERSEY CITY, NJ 07399

  199 DELAWARE CHARTER GUAR & TRUST CO                      7.9
      PO BOX 8738
      WILMINGTON, DE 19899

  299 NANCY MAGLIANO                                        5.6
      9900 CYPRESS LAKES DR
      LAKELAND, FL 33810

  784 COMPUTERSHARE INVESTOR SERVICES LLC                  98.6
      2 NORTH LA SALLE ST 3RD FL
      CHICAGO, IL 60602

  783 DELAWARE CHARTER GUAR & TRUST                         9.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  783 DELAWARE CHARTER GUARANTEE & TRUST                   61.5
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  783 INSURANCE SERVICES OFFICE INC                         5.6
      545 WASHINGTON BLVD
      JERSEY CITY, NJ 07310

  781 DELAWARE CHARTER GUARANTEE & TRUST                   99.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Partners Global Equity Fund

  857 DCGT AS TTEE AND/OR                                 100.0
      711 High Street
      DES MOINES, IA 50303

  855 DCGT AS TTEE AND/OR                                  34.2
      711 HIGH STREET
      DES MOINES, IA 50303

  855 DCGT AS TTEE AND/OR                                  65.8
      711 HIGH STREET
      DES MOINES, IA 50303

  859 DCGT AS TTEE AND/OR                                 100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  865 PRINCIPAL LIFE INSURANCE CO                          44.8
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  858 DCGT AS TTEE AND/OR                                 100.0
      711 High Street
      DES MOINES, IA 50303

  856 DCGT AS TTEE AND/OR                                 100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  PIF - Partners International Fund

  787 DELAWARE CHARTER GUARANTEE & TRUST                   95.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  785 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  649 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  789 PRINCIPAL LIFE INSURANCE CO                          91.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  788 DELAWARE CHARTER GUARANTEE & TRUST                   96.7
      FBO PRINCIPAL FINANCIAL GROUP
      711 HIGH STREET
      DES MOINES, IA 50303

  786 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Partners LargeCap Blend Fund

  822 DELAWARE CHARTER GUARANTEE & TRUST                    6.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  822 DELAWARE CHARTER GUARANTEE & TRUST                   93.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  820 DELAWARE CHARTER GUARANTEE & TRUST                   97.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  650 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  824 PRINCIPAL LIFE INSURANCE CO                          92.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  823 DELAWARE CHARTER GUARANTEE & TRUST                   94.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  821 DELAWARE CHARTER GUARANTEE & TRUST                   96.6
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Partners LargeCap Blend Fund I

  692 DELAWARE CHARTER GUARANTEE & TRUST                   98.6
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  690 DELAWARE CHARTER GUARANTEE & TRUST                   12.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  690 DELAWARE CHARTER GUARANTEE & TRUST                   87.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  651 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  693 DELAWARE CHARTER GUAR & TRUST                        40.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  693 DELAWARE CHARTER GUARANTEE & TRUST                   13.6
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  693 DELAWARE CHARTER GUARANTEE & TRUST                   36.
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  691 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Partners LargeCap Growth Fund

  827 DELAWARE CHARTER GUARANTEE & TRUST                   36.5
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  827 DELAWARE CHARTER GUARANTEE & TRUST                   61.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  825 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  652 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  829 PRINCIPAL LIFE INSURANCE                            100.0
      ATTN RIS NPIO TRADE DESK
      711 HIGHT STREET
      DES MOINES, IA 50392

  PIF - Partners LargeCap Growth Fund I

  832 DELAWARE CHARTER GUARANTEE & TRUST                    9.5
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  832 DELAWARE CHARTER GUARANTEE & TRUST                   89.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  830 DELAWARE CHARTER GUARANTEE & TRUST                    8.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  830 DELAWARE CHARTER GUARANTEE & TRUST                   91.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  653 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  834 PRINCIPAL LIFE INSURANCE CO                          92.5
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  833 DELAWARE CHARTER GUARANTEE & TRUST                   10.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  833 DELAWARE CHARTER GUARANTEE & TRUST                   84.6
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  831 DELAWARE CHARTER GUARANTEE & TRUST                   10.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  831 DELAWARE CHARTER GUARANTEE & TRUST                   89.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Partners LargeCap Growth Fund II

  842 DELAWARE CHARTER GUARANTEE & TRUST                   93.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  840 DELAWARE CHARTER GUARANTEE & TRUST                   97.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  654 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  129 JEAN EUCHER                                           5.4
      4655 TURNBERRY DR
      WEST DES MOINES, IA 50265

  129 STEVEN HUGHES                                         5.2
      6929 HILLSWICK DR
      CHARLOTTE, NC 28215

  844 PRINCIPAL LIFE INSURANCE CO                          67.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  844 MUTUAL FUND ACCOUNTING                               10.0
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  844 MUTUAL FUND ACCOUNTING                                5.5
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  844 MUTUAL FUND ACCOUNTING                               10.0
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  843 DELAWARE CHARTER GUARANTEE & TRUST                   97.4
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  841 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Partners LargeCap Value Fund

  852 DELAWARE CHARTER GUARANTEE & TRUST                    8.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  852 DELAWARE CHARTER GUARANTEE & TRUST                   90.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  850 DELAWARE CHARTER GUARANTEE & TRUST                    5.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  850 DELAWARE CHARTER GUARANTEE & TRUST                   94.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  655 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  854 PRINCIPAL LIFE INSURANCE CO                          77.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  854 MUTUAL FUND ACCOUNTING                                6.5
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  854 MUTUAL FUND ACCOUNTING                                6.5
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  853 DELAWARE CHARTER GUARANTEE & TRUST                    6.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  853 DELAWARE CHARTER GUARANTEE & TRUST                   86.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  851 DELAWARE CHARTER GUARANTEE & TRUST                   97.4
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Partners LargeCap Value Fund I

  802 DCGT AS TTEE AND/OR                                  99.0
      711 HIGH STREET
      DES MOINES, IA 50303

  800 DELAWARE CHARTER GUARANTEE & TRUST                   87.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  656 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  804 PRINCIPAL LIFE INSURANCE CO                          92.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  803 DELAWARE CHARTER GUARANTEE & TRUST                   99.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  801 DCGT AS TTEE AND/OR                                 100.0
      711 High Street
      DES MOINES, IA 50303

  PIF - Partners LargeCap Value Fund II

  779 DELAWARE CHARTER GUARANTEE & TRUST                   96.8
      711 HIGH STREET
      DES MOINES, IA 50303

  777 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  796 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  797 PRINCIPAL LIFE INSURANCE CO                         100.0
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  795 DELAWARE CHARTER GUARANTEE & TRUST                   99.6
      711 HIGH STREET
      DES MOINES, IA 50303

  PIF - Partners MidCap Growth Fund

  872 DELAWARE CHARTER GUARANTEE & TRUST                    6.6
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  872 DELAWARE CHARTER GUARANTEE & TRUST                   92.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  870 DELAWARE CHARTER GUARANTEE & TRUST                   96.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  658 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  874 PRINCIPAL LIFE INSURANCE CO                          94.9
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  873 DELAWARE CHARTER GUAR & TRUST                        10.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  873 DELAWARE CHARTER GUARANTEE & TRUST                   85.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET DES MOINES, IA 50392

  871 DELAWARE CHARTER GUARANTEE & TRUST                   99.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Partners MidCap Growth Fund I

  877 DELAWARE CHARTER GUARANTEE & TRUST                   96.5
      711 HIGH STREET
      DES MOINES, IA 50303

  875 DELAWARE CHARTER GUARANTEE & TRUST                   81.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  659 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  186 LINDA L LONNBERG-PARDINI TRUST                        8.2
      PO BOX 531
      PLEASANTON, CA 94566

  186 JEANETTE A MEEK FAMILY TRUST                         10.3
      15103 AVENUE 288
      VISALIA, CA 93292

  879 PRINCIPAL LIFE INSURANCE CO                         100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  878 DELAWARE CHARTER GUARANTEE & TRUST                   84.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  876 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Partners MidCap Growth Fund II

  718 DELAWARE CHARTER GUARANTEE & TRUST                   99.3
      711 HIGH STREET
      DES MOINES, IA 50303

  716 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  775 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  776 PRINCIPAL LIFE INSURANCE CO                         100.0
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  719 DELAWARE CHARTER GUARANTEE & TRUST                   76.7
      711 HIGH STREET
      DES MOINES, IA 50303

  719 PRINCIPAL TRUST COMPANY                               6.0
      SUSAN SAGGIONE
      1013 CENTRE RD
      WILMINGTON, DE 19805

  719 EMC NATIONAL LIFE INSURANCE COMPANY                   5.7
      ATTN Keith Troester
      4095 NW Urbandale Drive
      URBANDALE, IA 50322

  717 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  PIF - Partners MidCap Value Fund

  882 DELAWARE CHARTER GUARANTEE & TRUST                    9.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  882 DELAWARE CHARTER GUARANTEE & TRUST                   86.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  880 DELAWARE CHARTER GUARANTEE & TRUST                   96.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  665 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50392

  283 PAUL LIDGARD                                          7.7
      0317 RANSON SW
      GRANDVILLE, MI 49418

  884 PRINCIPAL LIFE INSURANCE CO                          94.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET DES MOINES, IA 50392

  883 DELAWARE CHARTER GUARANTEE & TRUST                   92.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET DES MOINES, IA 50392

  881 DELAWARE CHARTER GUARANTEE & TRUST                   99.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Partners MidCap Value Fund I

  892 DELAWARE CHARTER GUARANTEE & TRUST                   94.4
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  890 DELAWARE CHARTER GUARANTEE & TRUST                   95.3
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  666 DELAWARE CHARTER GUARANTEE & TRUST                   99.9
      711 HIGH STREET
      DES MOINES, IA 50303-0960

  894 PRINCIPAL LIFE INSURANCE CO                          97.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  893 DELAWARE CHARTER GUARANTEE & TRUST                   95.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  891 DCGT AS TTEE AND/OR                                 100.0
      711 HIGH STREET
      DES MOINES, IA 50303-0960

  PIF - Partners SmallCap Blend Fund

  887 DELAWARE CHARTER GUARANTEE & TRUST                   95.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  885 DELAWARE CHARTER GUARANTEE & TRUST                   99.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  667 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303-0810

  889 PRINCIPAL LIFE INSURANCE CO                         100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  888 BOARD OF TRUSTEE OF IEASO 401K                       15.5
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  888 DELAWARE CHARTER GUARANTEE & TRUST                   77.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  886 DELAWARE CHARTER GUARANTEE & TRUST                   99.4
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Partners SmallCap Growth Fund I

  902 DELAWARE CHARTER GUARANTEE & TRUST                   84.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  902 LOS ANGELES COUNTY FAIR ASSOCIATION                   5.4
      ATTN RAY ORTEGASO
      1101 W MCKINLEY AVE
      POMONA, CA 91768-1639

  900 DELAWARE CHARTER GUARANTEE & TRUST                   20.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  900 DELAWARE CHARTER GUARANTEE & TRUST                   80.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  668 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  904 PRINCIPAL LIFE INSURANCE CO                          88.6
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  904 MUTUAL FUND ACCOUNTING                                5.1
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  906 DELAWARE CHARTER GUARANTEE & TRUST                    7.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  906 DELAWARE CHARTER GUARANTEE & TRUST                   89.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  901 DELAWARE CHARTER GUARANTEE & TRUST                   15.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  901 DELAWARE CHARTER GUARANTEE & TRUST                   84.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Partners SmallCap Growth Fund II

  913 DELAWARE CHARTER GUARANTEE & TRUST                   10.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  913 DELAWARE CHARTER GUARANTEE & TRUST                   86.4
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  911 DELAWARE CHARTER GUARANTEE & TRUST                   15.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  911 DELAWARE CHARTER GUARANTEE & TRUST                   84.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  669 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
               711 HIGH STREET
      DES MOINES, IA 50303

  915 PRINCIPAL LIFE INSURANCE CO                         100.0
               FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  914 DELAWARE CHARTER GUARANTEE & TRUST                   90.4
               FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  912 DELAWARE CHARTER GUARANTEE & TRUST                   96.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Partners SmallCap Growth Fund III

  817 DELAWARE CHARTER GUARANTEE & TRUST                   92.7
      711 HIGH STREET
      DES MOINES, IA 50303

  817 DCGT AS TTEE AND/OR                                   7.3
      711 HIGH STREET
      DES MOINES, IA 50303

  815 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  675 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  819 PRINCIPAL LIFE INSURANCE CO                          58.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  819 MUTUAL FUND ACCOUNTING                               13.1
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  819 MUTUAL FUND ACCOUNTING                                8.0
                ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  819 MUTUAL FUND ACCOUNTING                               14.2
               ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  818 DELAWARE CHARTER GUARANTEE & TRUST                   99.2
               FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  816 DCGT AS TTEE AND/OR                                 100.0
      711 High Street
      DES MOINES, IA 50303

  PIF - Partners SmallCap Value Fund

  922 DELAWARE CHARTER GUARANTEE & TRUST                   10.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  922 DELAWARE CHARTER GUARANTEE & TRUST                   88.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  920 DELAWARE CHARTER GUARANTEE & TRUST                   25.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  920 DELAWARE CHARTER GUARANTEE & TRUST                   74.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  676 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  924 PRINCIPAL LIFE INSURANCE CO                         100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  923 DELAWARE CHARTER GUARANTEE & TRUST                   13.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  923 DELAWARE CHARTER GUARANTEE & TRUST                   83.6
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  921 DELAWARE CHARTER GUARANTEE & TRUST                   96.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Partners SmallCap Value Fund I

  927 DELAWARE CHARTER GUARANTEE & TRUST                   15.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  927 DELAWARE CHARTER GUARANTEE & TRUST                   81.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
       711 HIGH STREET
      DES MOINES, IA 50392

  925 DELAWARE CHARTER GUARANTEE & TRUST                   30.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  925 DELAWARE CHARTER GUARANTEE & TRUST                   69.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  677 DELAWARE CHARTER GUARANTEE & TRUST                   92.5
      711 HIGH STREET
      DES MOINES, IA 50303

  677 DCGT AS TTEE AND/OR                                   7.5
      711 High Street
      DES MOINES, IA 50303

  935 PRINCIPAL LIFE INSURANCE CO                          96.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  928 DELAWARE CHARTER GUARANTEE & TRUST                   92.1
       FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  926 DELAWARE CHARTER GUARANTEE & TRUST                   98.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Partners SmallCap Value Fund II

  837 DELAWARE CHARTER GUARANTEE & TRUST                   96.4
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  835 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
       FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  678 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  839 PRINCIPAL LIFE INSURANCE CO                         100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  838 DELAWARE CHARTER GUARANTEE & TRUST                   94.5
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  838 DCGT AS TTEE AND/OR                                   5.5
      711 HIGH STREET
      DES MOINES, IA 50303

  836 DCGT AS TTEE AND/OR                                 100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  PIF - Preferred Securities Fund

  938 DCGT AS TTEE AND/OR                                  96.7
      711 High Street
      DES MOINES, IA 50303

  936 DCGT AS TTEE AND/OR                                  53.8
      711 HIGH STREET
      DES MOINES, IA 50303

  679 DELAWARE CHARTER GUARANTEE & TRUST                   99.7
      711 HIGH STREET
      DES MOINES, IA 50303

  929 PRINCIPAL LIFE INSURANCE CO                          19.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  929 MUTUAL FUND ACCOUNTING                               17.0
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  929 MUTUAL FUND ACCOUNTING                               31.8
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  929 MUTUAL FUND ACCOUNTING                                5.3
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  929 MUTUAL FUND ACCOUNTING                                7.0
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  929 MUTUAL FUND ACCOUNTING                               17.5
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  939 DCGT AS TTEE AND/OR                                  39.2
      ATTN NPIO TRADE DESK
      711 High Street
      DES MOINES, IA 50303

  PIF - Principal LifeTime 2010 Fund

  727 DELAWARE CHARTER GUARANTEE & TRUST                   16.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  727 DELAWARE CHARTER GUARANTEE & TRUST                   82.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  725 DELAWARE CHARTER GUARANTEE & TRUST                    5.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  725 DELAWARE CHARTER GUARANTEE & TRUST                   94.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  628 DELAWARE CHARTER GUARANTEE & TRUST                   99.8
      711 HIGH STREET
      DES MOINES, IA 50303

  729 PRINCIPAL LIFE INSURANCE CO                          99.6
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  728 DELAWARE CHARTER GUARANTEE & TRUST                   96.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  726 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Principal LifeTime 2020 Fund

  732 DELAWARE CHARTER GUARANTEE & TRUST                   11.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  732 DELAWARE CHARTER GUARANTEE & TRUST                   87.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  730 DELAWARE CHARTER GUARANTEE & TRUST                    5.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  730 DELAWARE CHARTER GUARANTEE & TRUST                   94.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  629 DELAWARE CHARTER GUARANTEE & TRUST                   98.8
      711 HIGH STREET
      DES MOINES, IA 50303

  116 DAVID BLANFORD                                        5.5
      9146 HASTINGS TRCE
      INDIANAPOLIS, IN 46234

  734 PRINCIPAL LIFE INSURANCE CO                          99.4
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  733 DELAWARE CHARTER GUARANTEE & TRUST                   95.6
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  731 DELAWARE CHARTER GUARANTEE & TRUST                   99.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Principal LifeTime 2030 Fund

  737 DELAWARE CHARTER GUARANTEE & TRUST                    8.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  737 DELAWARE CHARTER GUARANTEE & TRUST                   90.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  735 DELAWARE CHARTER GUARANTEE & TRUST                   95.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  635 DELAWARE CHARTER GUARANTEE & TRUST                   98.7
      711 HIGH STREET
      DES MOINES, IA 50303

  739 PRINCIPAL LIFE INSURANCE CO                          99.5
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  738 DELAWARE CHARTER GUARANTEE & TRUST                   95.6
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  736 DELAWARE CHARTER GUARANTEE & TRUST                   99.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Principal LifeTime 2040 Fund

  746 DELAWARE CHARTER GUARANTEE & TRUST                    7.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  746 DELAWARE CHARTER GUARANTEE & TRUST                   92.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  744 DELAWARE CHARTER GUARANTEE & TRUST                   95.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  636 DELAWARE CHARTER GUARANTEE & TRUST                   99.3
      711 HIGH STREET
      DES MOINES, IA 50303

  748 PRINCIPAL LIFE INSURANCE CO                          99.6
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  747 DELAWARE CHARTER GUARANTEE & TRUST                   96.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  745 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Principal LifeTime 2050 Fund

  756 DELAWARE CHARTER GUARANTEE & TRUST                    9.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  756 DELAWARE CHARTER GUARANTEE & TRUST                   89.5
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  754 DELAWARE CHARTER GUARANTEE & TRUST                   95.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  637 DELAWARE CHARTER GUARANTEE & TRUST                   98.1
      711 HIGH STREET
      DES MOINES, IA 50303

  219 PERSHING LLC                                          5.9
       P. O. BOX 2052
      JERSEY CITY, NJ 03030

  219 PERSHING LLC                                          5.5
      P. O. BOX 2052
      JERSEY CITY, MN 03030

  219 REBECCA LOUDENBURG                                    7.0
      5425 WEDEKIND RD
      SPARKS, NV 89431

  758 PRINCIPAL LIFE INSURANCE CO                          99.5
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  757 DELAWARE CHARTER GUARANTEE & TRUST                   90.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  755 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Principal LifeTime Strategic Income Fund

  766 DELAWARE CHARTER GUARANTEE & TRUST                    8.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  766 DELAWARE CHARTER GUARANTEE & TRUST                   91.6
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  764 DELAWARE CHARTER GUARANTEE & TRUST                    6.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  764 DELAWARE CHARTER GUARANTEE & TRUST                   93.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  638 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  123 PERSHING LLC                                          9.9
      P. O. BOX 2052
      JERSEY CITY, NJ 07303

  123 PERSHING LLC                                          5.5
       P. O. BOX 2052
      JERSEY CITY, NJ 07303

  123 BRIAN CHRISTOPHER                                     6.6
      14944 S HOFFMAN RD
      OREGON CITY, OR 97045

  123 RONALD KRIEGER                                       15.0
      520 BRYAN DR
      SAINT LOUIS, MO 63122

  123 RONALD KRIEGER                                       15.0
      520 BRYAN DR
      SAINT LOUIS, MO 63122

  223 HELEN DUNCAN                                         11.5
      306 WAYNE DR
      HOPKINSVILLE, KY 42240

  223 DONNA KOENIG                                          7.3
      1341 FAIRLANE AVE
      SEWARD, NE 68434

  768 PRINCIPAL LIFE INSURANCE CO                          99.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  767 DELAWARE CHARTER GUAR & TRUST                         5.6
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  767 DELAWARE CHARTER GUARANTEE & TRUST                   90.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  765 DELAWARE CHARTER GUARANTEE & TRUST                   99.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Real Estate Securities Fund

  932 DELAWARE CHARTER GUARANTEE & TRUST                   12.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  932 DELAWARE CHARTER GUARANTEE & TRUST                   65.6
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  932 TRUSTAR                                              17.9
      P.O. BOX 8963
      WILMINGTON, DE 19899

  930 DELAWARE CHARTER GUARANTEE & TRUST                   13.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  930 DELAWARE CHARTER GUARANTEE & TRUST                   86.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  685 DELAWARE CHARTER GUARANTEE & TRUST                   98.8
      711 HIGH STREET
      DES MOINES, IA 50303

  934 PRINCIPAL LIFE INSURANCE CO                          34.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  934 MUTUAL FUND ACCOUNTING                               12.4
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  934 MUTUAL FUND ACCOUNTING                               22.8
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  934 MUTUAL FUND ACCOUNTING                               15.6
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  933 DELAWARE CHARTER GUAR & TRUST                         7.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  933 DELAWARE CHARTER GUARANTEE & TRUST                   21.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  933 DELAWARE CHARTER GUARANTEE & TRUST                   63.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  931 DELAWARE CHARTER GUARANTEE & TRUST                   14.4
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  931 DELAWARE CHARTER GUARANTEE & TRUST                   85.6
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Short-Term Bond Fund

  642 DELAWARE CHARTER GUARANTEE & TRUST                   81.3
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  640 DELAWARE CHARTER GUARANTEE & TRUST                   95.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  615 DELAWARE CHARTER GUARANTEE & TRUST                   85.4
      711 HIGH STREET
      DES MOINES, IA 50303

  643 DELAWARE CHARTER GUARANTEE & TRUST                   75.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  643 DELAWARE CHARTER GUARANTEE & TRUST                   12.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  641 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - SmallCap Blend Fund

  942 DELAWARE CHARTER GUARANTEE & TRUST                   14.4
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  942 DELAWARE CHARTER GUARANTEE & TRUST                   79.6
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  940 DELAWARE CHARTER GUARANTEE & TRUST                   98.4
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  686 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  944 THE PRINCIPAL TRUST FOR POST                         11.5
      ATTN CRYSTAL MORRIS S-003-S60
      PRINCIPAL FINANCIAL GROUP
      DES MOINES, IA 50392

  944 PRINCIPAL TRUST FOR LIFE INS 5016                     6.5
      ATTN CRYSTAL MORRIS S-003-S60
      PRINCIPAL FINANCIAL GROUP
      DES MOINES, IA 50392

  944 PRINCIPAL TRUST FOR HEALTH 5025                      10.0
      ATTN CRYSTAL MORRIS S-003-S60
      PRINCIPAL FINANCIAL GROUP
      DES MOINES, IA 50392

  944 THE PRINCIPAL TRUST FOR POST                         59.2
      ATTN CRYSTAL MORRIS S-003-S60
      PRINCIPAL FINANCIAL GROUP
      DES MOINES, IA 50392

  943 DELAWARE CHARTER GUARANTEE & TRUST                    9.4
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  943 DELAWARE CHARTER GUARANTEE & TRUST                   75.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  941 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - SmallCap Growth Fund

  952 DELAWARE CHARTER GUARANTEE & TRUST                   14.6
      711 HIGH STREET
      DES MOINES, IA 50303

  952 DELAWARE CHARTER GUARANTEE & TRUST                   74.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  950 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  687 DELAWARE CHARTER GUARANTEE & TRUST                   85.8
      711 HIGH STREET
      DES MOINES, IA 50303

  953 DELAWARE CHARTER GUARANTEE & TRUST                   98.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  951 DCGT AS TTEE AND/OR                                 100.0
      711 High Street
      DES MOINES, IA 50303

  PIF - SmallCap S&P 600 Index Fund

  962 DELAWARE CHARTER GUARANTEE & TRUST                   11.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
       711 HIGH STREET
      DES MOINES, IA 50392

  962 DELAWARE CHARTER GUARANTEE & TRUST                   84.5
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  960 DELAWARE CHARTER GUARANTEE & TRUST                    9.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  960 DELAWARE CHARTER GUARANTEE & TRUST                   90.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  688 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  964 MUTUAL FUND ACCOUNTING                               23.9
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  964 MUTUAL FUND ACCOUNTING                               26.1
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  964 MUTUAL FUND ACCOUNTING                               12.1
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  964 MUTUAL FUND ACCOUNTING                                5.3
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  964 MUTUAL FUND ACCOUNTING                                5.3
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  964 MUTUAL FUND ACCOUNTING                               21.7
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  963 DELAWARE CHARTER GUAR & TRUST                         6.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  963 DELAWARE CHARTER GUARANTEE & TRUST                   10.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  963 DELAWARE CHARTER GUARANTEE & TRUST                   78.4
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  961 DELAWARE CHARTER GUARANTEE & TRUST                   10.4
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  961 DELAWARE CHARTER GUARANTEE & TRUST                   89.6
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - SmallCap Value Fund

  972 DELAWARE CHARTER GUARANTEE & TRUST                    7.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  972 DELAWARE CHARTER GUARANTEE & TRUST                   89.7
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  970 DELAWARE CHARTER GUARANTEE & TRUST                   10.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  970 DELAWARE CHARTER GUARANTEE & TRUST                   89.8
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  689 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      711 HIGH STREET
      DES MOINES, IA 50303

  974 MUTUAL FUND ACCOUNTING                               30.0
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  974 MUTUAL FUND ACCOUNTING                               18.3
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  974 MUTUAL FUND ACCOUNTING                                9.9
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  974 MUTUAL FUND ACCOUNTING                               32.5
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  973 DELAWARE CHARTER GUARANTEE & TRUST                   76.9
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  971 DELAWARE CHARTER GUARANTEE & TRUST                   96.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  PIF - Tax-Exempt Bond Fund

  251 LEONE PENROD                                          5.5
      2045 KENNETH DR
      BAY CITY, MI 48706

  PIF - Ultra Short Bond Fund

  987 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  985 DELAWARE CHARTER GUARANTEE & TRUST                   93.6
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  985 CITIZENS BUSINESS BANK FBO AAA ELE                    6.1
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  102 PERSHING LLC                                          8.2
      P. O. BOX 2052
      JERSEY CITY, PA 03920

  102 PERSHING LLC                                          7.9
      P. O. BOX 2052
      JERSEY CITY, NJ 07303

  990 PRINCIPAL LIFE INSURANCE CO                           5.2
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN: RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

  990 MUTUAL FUND ACCOUNTING                               46.3
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  990 MUTUAL FUND ACCOUNTING                               48.2
      ATTN JAMIE SCRIGNOLI N-002-E20
      MUTUAL FUND ACCOUNTING
      711 HIGH STREET
      DES MOINES, IA 50392

  988 DELAWARE CHARTER GUARANTEE & TRUST                  100.0
      FBO PRINCIPAL FINANCIAL GROUP
      ATTN RIS NPIO TRADE DESK
      711 HIGH STREET
      DES MOINES, IA 50392

                                                                    Appendix B

                     AUDIT AND NOMINATING COMMITTEE CHARTER

Organization
The Audit and Nominating Committee of the Board of Directors ("Board") shall be composed of directors who are not interested persons as defined in the Investment Company Act of 1940.

Statement of Policy
The function of the Audit and Nominating Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements, (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the auditors.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Funds management for preparing; or the independent auditors for auditing, the financial statements. Members of the Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging their duties the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the persons professional or expert competence; or (3) a Board committee of which the director is not a member.

The Committee shall assist the directors in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community relating to monitoring the integrity of the financial reporting processes and systems of internal accounting and financial controls, the compliance with legal and regulatory requirements, the independence and performance of internal and external auditors, and the effectiveness and efficiency of operations. The auditors for the Fund shall report directly to the Committee. Further, the Committee shall be responsible for maintaining free and open communication among the directors, the independent auditors, the internal auditors, and the management of the Fund.

Responsibilities
In carrying out its responsibilities, the Committee should be flexible so that it can best react to changing conditions to provide the directors and shareholders with reasonable assurance that the Fund accounting and reporting practices are in accordance with all requirements and are of the highest quality.

The Committee shall have the authority to retain outside counsel or other consultants to advise the Committee as it deems appropriate to its duties. The Committee may request any officer or employee of the Fund or management company or the company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to the Committee. No member of the Committee shall receive any compensation from the Fund except for service as a member of the Fund's Board or a committee of the Board.

The Committee shall meet not less than twice per year to review the Fund's financial statements and shall make regular reports to the Board addressing such matters as the quality and integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the performance of the independent and internal auditors. The chair of the Committee may call additional meetings as necessary.

The Committee shall:

     1. Appoint, compensate, and conduct oversight of the work of the independent auditors.

     2. Meet with the independent auditors to review the scope and approach of the proposed audit plan and the audit procedures to be performed.

     3. Confirm and ensure the objectivity of the internal auditors and the independence of the independent auditors. Pre-approve all engagements and compensation to be paid to the auditor consistent with the Fund's Policy on Auditor Independence and discuss independence issues with the independent auditor on an annual basis. If so determined by the Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor. At least annually review and assess the adequacy of the Fund's Policy on Auditor Independence and recommend any proposed changes to the Board for approval.

         No engagement of the independent auditor should:
              (a) create a mutual or conflicting interest between the audit firm and the Fund (b) place the audit firm in the position of auditing its own work (c) result in the audit firm acting in a management role for the Fund, or (d) place the audit firm in a position of being an advocate for the Fund.

         Annually, the independent auditor shall report all relationships that may bear on independence between the auditor and the Fund with respect to any services provided by the auditor, its subsidiaries or affiliates.

     4. Review the adequacy and effectiveness of the Fund's internal controls, with the independent auditors, the organization's internal auditors, and its financial and accounting personnel, and consider their recommendations for improving the internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls in exposing any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Consider major changes to the Fund's auditing and accounting principles and practices as suggested by the independent auditors, internal auditor or management.

     5. Request that management inform the Committee of all new or changed accounting principles and disclosure practices on a timely basis. Inquire of the auditors regarding their judgments and reasoning regarding the appropriateness of the changes or proposed changes, as well as the appropriateness of the accounting principles and disclosure practices management employs for new transactions or events.

     6. Review legal and regulatory matters that may have a material effect on the financial statements, the Fund's compliance policies and ethical business practices programs, and any material related to regulatory examinations or reports received from regulators or government agencies.

     7. Inquire of management, the internal auditors, and the independent auditors regarding significant risks or exposures, and assess the steps management has taken to minimize such risks and exposures to the organization.

     8. Review the results of the Fund's monitoring of compliance with its Code of Ethics.

     9. Review the Fund's "Policy on Board of Directors and Officers Compensation and Expenses" and consider the results of any internal or independent auditor's reviews of those areas. Internal auditors will review Directors' expense records once every three calendar years.

     10. Review the Fund's internal audit function, including its audit plans, staffing, explanations for any deviations from plans, and the coordination of such plans with those of the independent auditors.

     11. Review the significant issues reported to management prepared by the internal auditor and management's responses. Receive a summary of findings from completed internal audits. Review with the internal auditors any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

     12. Meet with the independent auditors, at the conclusion of the audit, to review the results of the audit, including any comments or recommendations of the independent auditors. In addition, review with the independent auditors any major issues regarding accounting and auditing principles, practices and judgments as well as the adequacy of internal controls that could significantly affect the financial statements. Further, report the results of the annual audit to the Board of Directors.

     13. Review the financial statements contained in the annual report to shareholders with management and the independent auditors. Inquire of the independent auditors regarding their qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosures. Also, inquire of the independent auditors regarding their reasoning in accepting or questioning management's significant estimates.

     14. Inquire of the independent auditors regarding their judgments about whether management's accounting principles and estimates are conservative, moderate, or extreme from the perspective of income, asset, and liability recognition, and whether those principles are common practices or minority practices. Also, discuss with the independent auditors how the Fund's choices of accounting principles and disclosure practices may affect shareholders' and the public's views and attitudes about the organization.

     15. Discuss with the independent auditors other matters, if any, required to be discussed by Statements on Auditing Standards relating to the conduct of the audit such as audit adjustments, fraud and illegal acts, auditor retention issues, consultation with other auditors, disagreements with management and resolve any such disagreements, access to information, other difficulties encountered during the audit, etc.

     16. Meet separately with the independent auditors and internal auditors without management. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Fund's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the audit.

     17. Establish and maintain procedures for the handling of complaints received regarding accounting, internal controls, and auditing.

     18. Submit the minutes of all the Committee's meetings to, or discuss the matters considered at each Committee meeting with, the Board of Directors. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     19. Select, review and nominate for consideration by the Board candidates for directors who are not interested persons as defined in the Investment Company Act of 1940.

     20. At least annually, meet separately with the Fund's Chief Compliance Officer.

(Adopted by the Board of Directors of each of the Principal funds on March 13, 2006)

                                                                      APPENDIX C

                     COMPARISON OF FEES AND EXPENSES UNDER
                   CURRENT AND PROPOSED MANAGEMENT AGREEMENTS

       This Appendix provides comparative information with respect to the annual operating expenses of each of the Funds under its Current Management Agreement and Accounting Services Agreement (the "Current Management Arrangements") and under the revised service and expense arrangements described in Proposal 2 that will apply if the proposed Amended Management Agreement is adopted and the Accounting Services Agreement is terminated (the "Proposed Management Arrangements"). The Appendix also provides comparative information with respect to the 12b-1 fees payable by the Class A and Class B shares of the Funds under their Current 12b-1 Plans and the proposed Amended 12b-1 Plans for such share classes described in Proposal 3. The Appendix should be read in conjunction with your consideration of Proposals 2 and 3.

       An Annual Fund Operating Expenses table and related expense examples are set forth below for each Fund.

       ANNUAL FUND OPERATING EXPENSES. The Annual Fund Operating Expenses tables show expenses (as annual percentages of average daily net assets) that are deducted from the assets of the Funds. For each Fund, the Annual Fund Operating Expenses table below shows for each share class of the Fund (i) the ratios of expenses to average net assets for the fiscal year ended October 31, 2005 under the Current Management Arrangements; and (ii) the pro forma expense ratios for the fiscal year ended October 31, 2005 assuming that the Proposed Management Arrangements had been in effect for that fiscal year. With respect to Class A and Class B shares of the Funds, the pro forma expense ratios also assume that the proposed Amended 12b-1 Plans for such share classes had been in effect for the fiscal year ended October 31, 2005.

       As stated above, the Annual Fund Operating Expenses tables are intended to illustrate for a Fund the impact on fund expenses of the changes that would result from shareholder approval and implementation of the Proposed Management Arrangements and the Amended 12b-1 Plans for Class A and Class B shares. The pro forma figures do not reflect the deferral until February 28, 2008 of the termination of the Accounting Services Agreement, as described under Proposal 2.

       The impact of the PIF-WM Funds Reorganization on each of the following PIF Funds that is involved in that Reorganization is reflected in a note to the Annual Fund Operating Expenses table for such Fund: Disciplined LargeCap Blend, Diversified International, Equity Income, LargeCap Growth, Money Market, Real Estate Securities, SmallCap Growth, SmallCap Value and Tax-Exempt Bond.

       EXPENSE EXAMPLES. The expense examples set forth for each Fund are intended to help you compare the costs of investing in shares of the Funds under the Current and Proposed Management Arrangements (and for Class A and Class B shareholders, under the Current and Amended 12b-1 Plans). The examples for each Fund assume that fund expenses continue at the rates shown in the Annual Fund Operating Expenses table for the Fund, that you invest $10,000 in the particular Fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The expense examples reflect the conversion of Class B shares to Class A shares after 7 years. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF A FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

BOND & MORTGAGE SECURITIES FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.54%         N/A          0.23%        0.77%         -               0.77%
Select                  0.54%         0.10%        0.51%        1.15%         -               1.15%
Preferred               0.54%         N/A          0.48%        1.02%         -                1.02%
Advisors Select         0.54%         0.30%        0.67%        1.51%         -                1.51%
Advisors Signature      0.54%         0.35%        0.78%        1.67%         -                1.67%
Advisors Preferred      0.54%         0.25%        0.54%        1.33%         -                1.33%
Class J                 0.54%         0.50%        0.48%        1.52%         -                1.52%
Class A [(1)]           0.54%         0.20%        0.51%        1.25%         0.31%            0.94%
Class B[ (1)]           0.54%         0.73%        0.84%        2.11%         0.51%            1.60%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.54%         N/A          0.24%        0.78%         -                0.78%
Select                  0.54%         0.10%        0.52%        1.16%         -                1.16%
Preferred               0.54%         N/A          0.49%        1.03%         -                1.03%
Advisors Select         0.54%         0.30%        0.68%        1.52%         -                1.52%
Advisors Signature      0.54%         0.35%        0.79%        1.68%         -                1.68%
Advisors Preferred      0.54%         0.25%        0.55%        1.34%         -                1.34%
Class J                 0.54%         0.50%        0.49%        1.53%         -                1.53%
Class A [(1)]           0.54%         0.25%        0.52%        1.31%         0.37%            0.94%
Class B[ (1)]           0.54%         1.00%        0.85%        2.39%         0.79%            1.60%

_______________
[(1)] The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending June 30, 2009. The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class) not to exceed 0.94% for Class A shares and 1.60% for Class B shares.

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                      IF YOU SELL YOUR SHARES     IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional       $79     $246   $428     $954     $79  $246    $428    $954
Select             $117     $365   $633   $1,398    $117  $365    $633  $1,398
Preferred          $104     $325   $563   $1,248    $104  $325    $563  $1,248
Advisors Select    $154     $477   $824   $1,802    $154  $477    $824  $1,802
Advisors Signature $170     $526   $907   $1,976    $170  $526    $907  $1,976
Advisors Preferred $135     $421   $729   $1,601    $135  $421    $729  $1,601
Class J            $255     $480   $829   $1,813    $155  $480    $829  $1,813
Class A            $566     $760 $1,022   $1,816    $566  $760  $1,022  $1,816
Class B[ (1)]      $563     $805 $1,158   $1,960    $163  $505    $958  $1,960

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                      IF YOU SELL YOUR SHARES     IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional       $80     $249   $433     $966     $80  $249    $433    $966
Select             $118     $368   $638   $1,409    $118  $368    $638  $1,409
Preferred          $105     $328   $569   $1,259    $105  $328    $569  $1,259
Advisors Select    $155     $480   $829   $1,813    $155  $480    $829  $1,813
Advisors Signature $171     $530   $913   $1,987    $171  $530    $913  $1,987
Advisors Preferred $136     $425   $734   $1,613    $136  $425    $734  $1,613
Class J            $256     $483   $834   $1,824    $156  $483    $834  $1,824
Class A            $566     $760 $1,032   $1,863    $566  $760  $1,032  $1,863
Class B[ (1)]      $563     $805 $1,205   $2,089    $163  $505  $1,005  $2,089
________________
[(1)]
  Reflects the conversion of Class B shares to Class A shares after 7 years.

DISCIPLINED LARGECAP BLEND FUND
                      ANNUAL FUND OPERATING EXPENSES[(1)]
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.60%         N/A          N/A          0.60%
Select                  0.60%         0.10%        0.28%        0.98%
Preferred               0.60%         N/A          0.26%        0.86%
Advisors Select         0.60%         0.30%        0.45%        1.35%
Advisors Signature      0.60%         0.35%        0.53%        1.48%
Advisors Preferred      0.60%         0.25%        0.32%        1.17%
Class A                 0.60%         0.21%        0.30%        1.11%
Class B                 0.60%         0.52%        0.66%        1.78%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.60%         N/A          0.01%        0.61%
Select                  0.60%         0.10%        0.29%        0.99%
Preferred               0.60%         N/A          0.27%        0.87%
Advisors Select         0.60%         0.30%        0.46%        1.36%
Advisors Signature      0.60%         0.35%        0.54%        1.49%
Advisors Preferred      0.60%         0.25%        0.33%        1.18%
Class A                 0.60%         0.25%        0.31%        1.16%
Class B                 0.60%         1.00%        0.67%        2.27%
_______________
[(1)]
  If shareholders of the WM Growth & Income Fund approve the proposed combination of that fund into the Disciplined LargeCap Blend Fund pursuant to the PIF-WM Funds Reorganization (the "Combination"), the Combination is expected to occur as of the close of regular trading on the New York Stock Exchange on January 12, 2007. The Manager has contractually agreed to limit the expenses attributable to the Class A and Class B shares of the Disciplined LargeCap Blend Fund following the Combination, through the period ending February 28, 2008, to 0.88% for Class A shares and 1.91 for Class B shares.] Assuming the Combination had occurred at the beginning of the fiscal year ended October 31, 2005, the Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Disciplined LargeCap Blend Fund under the Current Management Arrangements would have been as follows: Institutional - 0.56%, 0.00% and 0.56%; Select - 0.56%, 0.28% and 0.94%; Preferred - 0.56%, 0.26% and 0.82%; Advisors Select - 0.56%, 0.45% and
  1.31%; Advisors Signature - 0.56%, 0.53% and 1.44%; Advisors Preferred - 0.56%, 0.32% and 1.13%; Class A - 0.56%, 0.14% and 0.91%; and Class B - 0.56%,
  0.43% and 1.51%. Under the Proposed Management Arrangements, the pro forma Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Fund would have been as follows: Institutional
  - 0.56%, 0.00% and 0.56%; Select - 0.56%, 0.29% and 0.95%; Preferred - 0.56%,
  0.27% and 0.83%; Advisors Select - 0.56%, 0.46% and 1.32%; Advisors Signature
  - 0.56%, 0.54% and 1.45%; Advisors Preferred - 0.56%, 0.33% and 1.14%; Class A
  - 0.56%, 0.14% and 0.95%; and Class B - 0.56%, 0.43% and 1.99%. Giving effect to the expense limitation described above, the total net operating expenses for Class A and Class B shares, respectively, would have been 0.88% and 1.51% under the Current Management Arrangements and 0.88% and 1.91% under the Proposed Management Arrangements.

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $61     $192   $335     $750      $61  $192    $335    $750
Select             $100     $312   $542   $1,201     $100  $312    $542  $1,201
Preferred           $88     $274   $477   $1,061      $88  $274    $477  $1,061
Advisors Select    $137     $428   $739   $1,624     $137  $428    $739  $1,624
Advisors Signature $151     $468   $808   $1,768     $151  $468    $808  $1,768
Advisors Preferred $119     $372   $644   $1,420     $119  $372    $644  $1,420
Class A            $682     $908 $1,151   $1,849     $682  $908  $1,151  $1,849
Class B[ (1)]      $581     $860 $1,164   $1,836     $181  $560    $964  $1,836

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                      IF YOU SELL YOUR SHARES     IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $62     $195   $340     $762      $62  $195    $340    $762
Select             $101     $315   $547   $1,213     $101  $315    $547  $1,213
Preferred           $89     $278   $482   $1,073      $89  $278    $482  $1,073
Advisors Select    $138     $431   $745   $1,635     $138  $431    $745  $1,635
Advisors Signature $152     $471   $813   $1,779     $152  $471    $813  $1,779
Advisors Preferred $120     $375   $649   $1,432     $120  $375    $649  $1,432
Class A            $686     $922 $1,177   $1,903     $686  $922  $1,177  $1,903
Class B[ (1)]      $630   $1,009 $1,415   $2,194     $230  $709  $1,215  $2,194
________________
[(1)] Reflects the conversion of Class B shares to Class A shares after 7 years.


DIVERSIFIED INTERNATIONAL FUND
                      ANNUAL FUND OPERATING EXPENSES[ (1)]
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.90%         N/A          N/A          0.90%
Select                  0.90%         0.10%        0.28%        1.28%
Preferred               0.90%         N/A          0.26%        1.16%
Advisors Select         0.90%         0.30%        0.45%        1.65%
Advisors Signature      0.90%         0.35%        0.53%        1.78%
Advisors Preferred      0.90%         0.25%        0.32%        1.47%
Class J                 0.90%         0.50%        0.29%        1.69%
Class A                 0.90%         0.20%        0.28%        1.38%
Class B                 0.90%         0.58%        0.52%        1.99%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.90%         N/A          0.08%        0.98%
Select                  0.90%         0.10%        0.36%        1.36%
Preferred               0.90%         N/A          0.34%        1.24%
Advisors Select         0.90%         0.30%        0.53%        1.73%
Advisors Signature      0.90%         0.35%        0.61%        1.86%
Advisors Preferred      0.90%         0.25%        0.40%        1.55%
Class J                 0.90%         0.50%        0.37%        1.77%
Class A                 0.90%         0.25%        0.36%        1.51%
Class B                 0.90%         1.00%        0.60%        2.50%
_______________
[(1) ] If shareholders of the WM International Growth Fund approve the proposed combination of that fund into the Diversified International Fund pursuant to the PIF-WM Funds Reorganization (the "Combination"), the Combination is expected to occur as of the close of regular trading on the New York Stock Exchange on January 12, 2007. The Manager has contractually agreed to limit the expenses attributable to the Class A and Class B shares of the Diversified International Fund following the Combination, through the period ending February 28, 2008, to 1.29% for Class A shares and 2.34% for Class B shares. Assuming the Combination had occurred at the beginning of the fiscal year ended October 31, 2005, and Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Diversified International Fund under the Current Management Arrangements would have been as follows: Institutional - 0.87%, 0.00% and 0.87%; Select - 0.87%, 0.28% and 1.25%; Preferred - 0.87%, 0.26% and 1.13%; Advisors Select - 0.87%, 0.45% and
  1.62%; Advisors Signature - 0.87%, 0.53% and 1.75%; Advisors Preferred - 0.87%, 0.32% and 1.44%; Class J - 0.87 %, 0.29% and 1.66%; Class A - 0.87%,
  0.20% and 1.27%; and Class B - 0.87%, 0.37% and 1.81%. Under the Proposed Management Arrangements, the pro forma Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Fund would have been as follows: Institutional - 0.87%, .08% and 0.95%; Select - 0.87%, 0.36% and 1.33%; Preferred - 0.87%, 0.34% and 1.21%; Advisors Select -
  0.87%, 0.53% and 1.70%; Advisors Signature - 0.87%, 0.51% and 1.73%; Advisors
  Preferred - 0.87%, 0.40% and 1.52%; Class J - 0.87%, 0.37% and 1.74%; Class A
  - 0.87%, 0.28% and 1.40%; and Class B - 0.87%, 0.45% and 2.32%. Giving effect to the expense limitation described above, the total net operating expenses for Class A and Class B shares, respectively, would have been 1.27% and 1.81% under the Current Management Arrangements and 1.29% and 2.30% under the Proposed Management Arrangements.
                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                      IF YOU SELL YOUR SHARES     IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional       $92     $287   $498   $1,108     $92  $287    $498  $1,108
Select             $130     $406   $702   $1,545    $130  $406    $702  $1,545
Preferred          $118     $368   $638   $1,409    $118  $368    $638  $1,409
Advisors Select    $168     $520   $897   $1,955    $168  $520    $897  $1,955
Advisors Signature $181     $560   $964   $2,095    $181  $560    $964  $2,095
Advisors Preferred $150     $465   $803   $1,757    $150  $465    $803  $1,757
Class J            $272     $533   $918   $1,998    $172  $533    $918  $1,998
Class A            $707     $987 $1,287   $2,137    $707  $987  $1,287  $2,137
Class B[ (1)]      $602     $924 $1,273   $2,086    $202  $624  $1,073  $2,086

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                      IF YOU SELL YOUR SHARES     IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional      $100     $312   $542   $1,201    $100  $312    $542  $1,201
Select             $138     $431   $745   $1,635    $138  $431    $745  $1,635
Preferred          $126     $393   $681   $1,500    $126  $393    $681  $1,500
Advisors Select    $176     $545   $939   $2,041    $176  $545    $939  $2,041
Advisors Signature $189     $585 $1,006   $2,180    $189  $585  $1,006  $2,180
Advisors Preferred $158     $490   $845   $1,845    $158  $490    $845  $1,845
Class J            $280     $557   $959   $2,084    $180  $557    $959  $2,084
Class A            $720   $1,025 $1,351   $2,273    $720$1,025  $1,351  $2,273
Class B [(1)]      $653   $1,079 $1,531   $2,478    $253  $779  $1,331  $2,478
________________
[(1)] Reflects the conversion of Class B shares to Class A shares after 7 years.

EQUITY INCOME FUND
                      ANNUAL FUND OPERATING EXPENSES[ (1)]
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Class A                 0.60%         0.24%        0.44%        1.28%
Class B                 0.60%         0.92%        0.71%        2.23%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Class A                 0.60%         0.25%        0.48%        1.33%
Class B                 0.60%         1.00%        0.75%        2.35%
______________
Equity Income
[(1)]  If, pursuant to the PIF-WM Funds Reorganization, shareholders of the WM
  International Growth Fund approve the proposed combination of that fund into the newly-organized PIF Equity Income Fund I, and shareholder of the Equity Income Fund approve the combination of that fund into the Equity Income Fund I, the fund combinations (the "Combinations") are expected to occur as of the close of regular trading on the New York Stock Exchange on January 12, 2007. Assuming the Combinations had occurred at the beginning of the fiscal year ended October 31, 2005, and Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Equity Income Fund under the Current Management Arrangements would have been as follows: Class A
  - 0.51%, 0.10% and 0.85%; and Class B - 0.51%, 0.23% and 01.66%. Under the
  Proposed Management Arrangements, the pro forma Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Fund would have been as follows: Class A - 0.51%, 0.10% and 0.86%; and Class B - 0.51%, 0.23% and 1.74%.

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                      IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10     1     3        5      10
Class A            $698     $958 $1,237   $2,031   $698  $958  $1,237  $2,031
Class B[ (1)]      $626     $997 $1,395   $2,212   $226  $697  $1,195  $2,212

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                      IF YOU SELL YOUR SHARES     IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Class A            $703     $972 $1,262   $2,084     $703  $972  $1,262  $2,084
Class B[ (1)]      $638   $1,033 $1,455   $2,311     $238  $733  $1,255  $2,311
________________
[(1)] Reflects the conversion of Class B shares to Class A shares after 7 years.

GOVERNMENT & HIGH QUALITY BOND FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.40%         N/A          0.01%        0.41%
Select                  0.40%         0.10%        0.30%        0.80%
Preferred               0.40%         N/A          0.28%        0.68%
Advisors Select         0.40%         0.30%        0.47%        1.17%
Advisors Signature      0.40%         0.35%        0.56%        1.31%
Advisors Preferred      0.40%         0.25%        0.34%        0.99%
Class J                 0.40%         0.50%        0.28%        1.18%
Class A                 0.40%         0.18%        0.23%        0.81%
Class B                 0.40%         0.93%        0.41%        1.74%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.40%         N/A          0.02%        0.42%
Select                  0.40%         0.10%        0.31%        0.81%
Preferred               0.40%         N/A          0.29%        0.69%
Advisors Select         0.40%         0.30%        0.46%        1.18%
Advisors Signature      0.40%         0.35%        0.57%        1.32%
Advisors Preferred      0.40%         0.25%        0.35%        1.00%
Class J                 0.40%         0.50%        0.29%        1.19%
Class A                 0.40%         0.25%        0.24%        0.89%
Class B                 0.40%         1.00%        0.42%        1.82%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                      IF YOU SELL YOUR SHARES     IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $42     $132   $230     $518      $42  $132    $230    $518
Select              $82     $255   $444     $990      $82  $255    $444    $990
Preferred           $69     $218   $379     $847      $69  $218    $379    $847
Advisors Select    $119     $372   $644   $1,420     $119  $372    $644  $1,420
Advisors Signature $133     $415   $718   $1,579     $133  $415    $718  $1,579
Advisors Preferred $101     $315   $547   $1,213     $101  $315    $547  $1,213
Class J            $220     $375   $649   $1,432     $120  $375    $649  $1,432
Class A            $554     $721   $903   $1,429     $554  $721    $903  $1,429
Class B[ (1)]      $577     $848 $1,144   $1,689     $177  $548    $944  $1,689

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                      IF YOU SELL YOUR SHARES     IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional       $43     $135   $235     $530     $43  $135    $235    $530
Select              $83     $259   $450   $1,002     $83  $259    $450  $1,002
Preferred           $70     $221   $384     $859     $70  $221    $384    $859
Advisors Select    $120     $375   $649   $1,432    $120  $375    $649  $1,432
Advisors Signature $134     $418   $723   $1,590    $134  $418    $723  $1,590
Advisors Preferred $102     $318   $552   $1,225    $102  $318    $552  $1,225
Class J            $221     $378   $654   $1,443    $121  $378    $654  $1,443
Class A            $562     $745   $945   $1,519    $562  $745    $945  $1,519
Class B[ (1)]      $585     $873 $1,185   $1,778    $185  $573    $985  $1,778
________________
[(1)] Reflects the conversion of Class B shares to Class A shares after 7 years.


HIGH QUALITY INTERMEDIATE-TERM BOND FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.40%         N/A          0.32%        0.72%         -                0.72%
Select                  0.40%         0.10%        0.62%        1.12%         -                1.12%
Preferred               0.40%         N/A          0.52%        0.92%         -                0.92%
Advisors Select         0.40%         0.30%        0.74%        1.44%         -                1.44%
Advisors Signature      0.40%         0.35%        0.86%        1.61%         -                1.61%
Advisors Preferred      0.40%         0.25%        0.58%        1.23%         -                1.23%
Class J[ (1)]           0.40%         0.50%        0.62%        1.52%         0.17%            1.35%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.40%         N/A          0.34%        0.74%         -                0.74%
Select                  0.40%         0.10%        0.64%        1.14%         -                1.14%
Preferred               0.40%         N/A          0.54%        0.94%         -                0.94%
Advisors Select         0.40%         0.30%        0.76%        1.46%         -                1.46%
Advisors Signature      0.40%         0.35%        0.88%        1.63%         -                1.63%
Advisors Preferred      0.40%         0.25%        0.60%        1.25%         -                1.25%
Class J [(1)]           0.40%         0.50%        0.64%        1.54%         0.19%            1.35%

_______________
[(1)] The Manager has contractually agreed to limit the expenses paid by the Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 1.35%.

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $74     $230   $401     $994      $74  $230    $401    $994
Select             $114     $356   $617   $1,363     $114  $356    $617  $1.363
Preferred           $94     $293   $509   $1,131      $94  $293    $509  $1,131
Advisors Select    $147     $456   $787   $1,724     $147  $456    $787  $1,724
Advisors Signature $164     $508   $876   $1,911     $164  $508    $876  $1,911
Advisors Preferred $125     $390   $676   $1,489     $125  $390    $676  $1,489
Class J            $237     $461   $810   $1,796     $137  $461    $810  $1,796

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $76     $237   $411     $918      $76  $237    $411    $918
Select             $116     $362   $628   $1,386     $116  $362    $628  $1,386
Preferred           $96     $300   $520   $1,155      $96  $300    $520  $1,155
Advisors Select    $149     $462   $797   $1,746     $149  $462    $797  $1,746
Advisors Signature $166     $514   $887   $1,933     $166  $514    $887  $1,933
Advisors Preferred $127     $397   $686   $1,511     $127  $397    $686  $1,511
Class J            $237     $465   $818   $1,816     $137  $465    $818  $1,816


HIGH YIELD FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.65%         N/A          N/A          0.65%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.65%         N/A          0.03         0.68%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10          1     3        5    10
Institutional       $66     $208   $362     $810       $66    $208   $362  $810

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10          1     3        5   10
Institutional       $69     $218   $379     $847       $69    $218   $379  $847

INFLATION PROTECTION FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.40%         N/A          0.96%        1.36%         -                1.36%
Select                  0.40%         0.10%        1.33%        1.83%         -                1.83%
Preferred               0.40%         N/A          1.29%        1.69%         -                1.69%
Advisors Select         0.40%         0.30%        1.28%        1.98%         -                1.98%
Advisors Signature      0.40%         0.35%        1.38%        2.13%         -                2.13%
Advisors Preferred      0.40%         0.25%        1.25%        1.90%         -                1.90%
Class J[ (1)]           0.40%         0.50%        3.34%        4.24%         3.09%            1.15%
Class A [(2)]           0.40%         0.25%        8.58%        9.23%         8.33%            0.90%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.40%         N/A          0.99%        1.39%         -                1.39%
Select                  0.40%         0.10%        1.36%        1.86%         -                1.86%
Preferred               0.40%         N/A          1.32%        1.72%         -                1.72%
Advisors Select         0.40%         0.30%        1.31%        2.01%         -                2.01%
Advisors Signature      0.40%         0.35%        1.41%        2.16%         -                2.16%
Advisors Preferred      0.40%         0.25%        1.28%        1.93%         -                1.93%
Class J[ (1)]           0.40%         0.50%        3.37%        4.27%         3.12%            1.15%
Class A[ (2)]           0.40%         0.25%        8.61%        9.26%         8.36%            0.90%

_______________
[(1)] The Manager has contractually agreed to limit the expenses paid by the Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 1.15%.
[(2) ] The Manager has contractually agreed to limit the expenses paid by the Class A shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending February 28, 2007. The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to such share class) not to exceed 0.90%.



                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10        1     3        5    10
Institutional      $138     $431   $745   $1,635      $138  $431    $745  $1,635
Select             $186     $576   $990   $2,148      $186  $576    $990  $2,148
Preferred          $172     $533   $918   $1,998      $172  $533    $918  $1,998
Advisors Select    $201     $621 $1,068   $2,306      $201  $621  $1,068  $2,306
Advisors Signature $216     $667 $1,144   $2,462      $216  $667  $1,144  $2,462
Advisors Preferred $193     $597 $1,026   $2,222      $193  $597  $1,026  $2,222
Class J            $217     $956 $1,861   $4,185      $117  $956  $1,861  $4,185
Class A            $562   $2,203 $3,834   $7,345      $562$2,203  $3,834  $7,345

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5     10
Institutional      $142     $440   $761   $1,669     $142  $440    $761  $1,669
Select             $189     $585 $1,006   $2,180     $189  $585  $1,006  $2,180
Preferred          $175     $542   $933   $2,030     $175  $542    $933  $2,030
Advisors Select    $204     $630 $1,083   $2,338     $204  $630  $1,083  $2,338
Advisors Signature $219     $676 $1,159   $2,493     $219  $676  $1,159  $2,493
Advisors Preferred $196     $606 $1,042   $2,254     $196  $606  $1,042  $2,254
Class J            $217     $961 $1,872   $4,209     $117  $961  $1,872  $4,209
Class A            $562   $2,208 $3,843   $7,359     $562$2,208  $3,843  $7,359

INTERNATIONAL EMERGING MARKETS FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           1.35%         N/A          N/A          1.35%
Select                  1.35%         0.10%        0.28%        1.73%
Preferred               1.35%         N/A          0.26%        1.61%
Advisors Select         1.35%         0.30%        0.45%        2.10%
Advisors Signature      1.35%         0.35%        0.53%        2.23%
Advisors Preferred      1.35%         0.25%        0.32%        1.92%
Class J                 1.35%         0.50%        0.37%        2.22%
Class A                 1.35%         0.25%        0.38%        1.98%
Class B                 1.35%         1.00%        1.03%        3.38%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           1.35%         N/A          0.24%        1.59%
Select                  1.35%         0.10%        0.52%        1.97%
Preferred               1.35%         N/A          0.50%        1.85%
Advisors Select         1.35%         0.30%        0.69%        2.34%
Advisors Signature      1.35%         0.35%        0.77%        2.47%
Advisors Preferred      1.35%         0.25%        0.56%        2.16%
Class J                 1.35%         0.50%        0.61%        2.46%
Class A                 1.35%         0.25%        0.62%        2.22%
Class B                 1.35%         1.00%        1.27%        3.62%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5     10
Institutional      $137     $428   $739   $1,624     $137  $428    $739  $1,624
Select             $176     $545   $939   $2,041     $176  $545    $939  $2,041
Preferred          $164     $508   $876   $1,911     $164  $508    $876  $1,911
Advisors Select    $213     $658 $1,129   $2,431     $213  $658  $1,129  $2,431
Advisors Signature $226     $697 $1,195   $2,565     $226  $697  $1,195  $2,565
Advisors Preferred $195     $603 $1,037   $2,243     $195  $603  $1,037  $2,243
Class J            $325     $694 $1,190   $2,554     $225  $694  $1,190  $2,554
Class A            $764   $1,161 $1,581   $2,749     $764$1,161  $1,581  $2,749
Class B[ (1)]      $741   $1,339 $1,960   $3,200     $341$1,039  $1,760  $3,200

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5     10
Institutional      $162     $502   $866   $1,889     $162  $502    $866  $1,889
Select             $200     $618 $1,062   $2,296     $200  $618  $1,062  $2,296
Preferred          $188     $582 $1,001   $2,169     $188  $582  $1,001  $2,169
Advisors Select    $237     $730 $1,250   $2,676     $237  $730  $1,250  $2,676
Advisors Signature $250     $770 $1,316   $2,806     $250  $770  $1,316  $2,806
Advisors Preferred $219     $676 $1,159   $2,493     $219  $676  $1,159  $2,493
Class J            $349     $767 $1,311   $2,796     $249  $767  $1,311  $2,796
Class A            $787   $1,229 $1,696   $2,982     $787$1,229  $1,696  $2,982
Class B[ (1)]      $764   $1,409 $2,073   $3,424     $364$1,109  $1,873  $3,424
________________
[(1)] Reflects the conversion of Class B shares to Class A shares after 7 years.

INTERNATIONAL GROWTH FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           1.00%         N/A          N/A          1.00%
Select                  1.00%         0.10%        0.28%        1.38%
Preferred               1.00%         N/A          0.26%        1.26%
Advisors Select         1.00%         0.30%        0.45%        1.75%
Advisors Signature      1.00%         0.35%        0.53%        1.88%
Advisors Preferred      1.00%         0.25%        0.32%        1.57%
Class J                 1.00%         0.50%        0.38%        1.88%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           1.00%         N/A          0.04%        1.04%
Select                  1.00%         0.10%        0.32%        1.42%
Preferred               1.00%         N/A          0.30%        1.30%
Advisors Select         1.00%         0.30%        0.49%        1.79%
Advisors Signature      1.00%         0.35%        0.57%        1.92%
Advisors Preferred      1.00%         0.25%        0.36%        1.61%
Class J                 1.00%         0.50%        0.42%        1.92%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5     10
Institutional      $102     $318   $552   $1,225    $102  $318    $552  $1,225
Select             $140     $437   $755   $1,657    $140  $437    $755  $1,657
Preferred          $128     $400   $692   $1,523    $128  $400    $692  $1,523
Advisors Select    $178     $551   $949   $2,062    $178  $551    $949  $2,062
Advisors Signature $191     $591 $1,016   $2,201    $191  $591  $1,016  $2,201
Advisors Preferred $160     $496   $855   $1,867    $160  $496    $855  $1,867
Class J            $291     $591 $1,016   $2,201    $191  $591  $1,016  $2,201

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5     10
Institutional      $106     $331   $574   $1,271    $106  $331    $574  $1,271
Select             $145     $449   $776   $1,702    $145  $449    $776  $1,702
Preferred          $132     $412   $713   $1,568    $132  $412    $713  $1,568
Advisors Select    $182     $563   $970   $2,105    $182  $563    $970  $2,105
Advisors Signature $195     $603 $1,037   $2,243    $195  $603  $1,037  $2,243
Advisors Preferred $164     $508   $876   $1,911    $164  $508    $876  $1,911
Class J            $295     $603 $1,037   $2,243    $195  $603  $1,037  $2,243

LARGECAP GROWTH FUND
                      ANNUAL FUND OPERATING EXPENSES[ (1)]
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.55%         N/A          N/A          0.55%
Select                  0.55%         0.10%        0.28%        0.93%
Preferred               0.55%         N/A          0.26%        0.81%
Advisors Select         0.55%         0.30%        0.45%        1.30%
Advisors Signature      0.55%         0.35%        0.53%        1.43%
Advisors Preferred      0.55%         0.25%        0.32%        1.12%
Class J                 0.55%         0.50%        0.43%        1.48%
Class A                 0.55%         0.18%        0.28%        1.01%
Class B                 0.55%         0.63%        0.55%        1.73%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.55%         N/A          0.01%        0.56%
Select                  0.55%         0.10%        0.29%        0.94%
Preferred               0.55%         N/A          0.27%        0.82%
Advisors Select         0.55%         0.30%        0.46%        1.31%
Advisors Signature      0.55%         0.35%        0.54%        1.44%
Advisors Preferred      0.55%         0.25%        0.33%        1.13%
Class J                 0.55%         0.50%        0.44%        1.49%
Class A                 0.55%         0.25%        0.29%        1.02%
Class B                 0.55%         1.00%        0.56%        1.74%
_______________
[(1) ] If shareholders of the WM Growth Fund approve the proposed combination of that fund into the LargeCap Growth Fund pursuant to the PIF-WM Funds Reorganization (the "Combination"), the Combination is expected to occur as of the close of regular trading on the New York Stock Exchange on January 12, 2007. Assuming the Combination had occurred at the beginning of the fiscal year ended October 31, 2005, and Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the LargeCap Growth Fund under the Current Management Arrangements would have been as follows: Institutional - 0.51%, 0.00% and 0.51%; Select - 0.51%, 0.28% and 0.89%; Preferred - 0.51%, 0.26% and 0.77%; Advisors Select - 0.51%, 0.45% and
  1.26%; Advisors Signature - 0.51%, 0.53% and 1.39%; Advisors Preferred - 0.51%, 0.32% and 1.08%; Class J - 0.51%, 0.43% and 1.44%; Class A - 0.51%,
  0.32% and 1.01%; and Class B - 0.51%, 0.57% and 1.71%. Under the Proposed Management Arrangements, the pro forma Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Fund would have been as follows: Institutional - 0.62%, 0.00% and 0.62%; Select - 0.62%, 0.29% and 1.01%; Preferred - 0.62%, 0.27% and 0.89%; Advisors Select -
  0.62%, 0.46% and 1.38%; Advisors Signature - 0.62%, 0.54% and 1.51%; Advisors
  Preferred - 0.62%, 0.33% and 1.20%; Class J - 0.62%, 0.44% and 1.56%; Class A
  - 0.62%, 0.32% and 1.19%; and Class B - 0.62%, 0.57% and 2.19%.

                                EXPENSE EXAMPLES
CURRENT AGREEMENT
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5     10
Institutional       $56     $176   $307     $689     $56  $176    $307    $689
Select              $95     $296   $515   $1,143     $95  $296    $515  $1,143
Preferred           $83     $259   $450   $1,002     $83  $259    $450  $1,002
Advisors Select    $132     $412   $713   $1,568    $132  $412    $713  $1,568
Advisors Signature $146     $452   $782   $1,713    $146  $452    $782  $1,713
Advisors Preferred $114     $356   $617   $1,363    $114  $356    $617  $1,363
Class J            $251     $468   $808   $1,768    $151  $468    $808  $1,768
Class A            $672     $878 $1,101   $1,740    $672  $878  $1,101  $1,740
Class B [(1)]      $576     $845 $1,139   $1,761    $176  $545    $939  $1,761

AMENDED AGREEMENT
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10        1     3        5     10
Institutional       $57     $179   $313     $701       $57  $179    $313    $701
Select              $96     $300   $520   $1,155       $96  $300    $520  $1,155
Preferred           $84     $262   $455   $1,014       $84  $262    $455  $1,014
Advisors Select    $133     $415   $718   $1,579      $133  $415    $718  $1,579
Advisors Signature $147     $456   $787   $1,724      $147  $456    $787  $1,724
Advisors Preferred $115     $359   $622   $1,375      $115  $359    $622  $1,375
Class J            $252     $471   $813   $1,779      $152  $471    $813  $1,779
Class A            $673     $881 $1,106   $1,751      $673  $881  $1,106  $1,751
Class B[ (1)]      $577     $848 $1,144   $1,772      $177  $548    $944  $1,772
________________
[(1)] Reflects the conversion of Class B shares to Class A shares after 7 years.

LARGECAP S&P 500 INDEX FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.15%         N/A          N/A          0.15%
Select                  0.15%         0.10%        0.28%        0.53%
Preferred               0.15%         N/A          0.26%        0.41%
Advisors Select         0.15%         0.30%        0.45%        0.90%
Advisors Signature      0.15%         0.35%        0.53%        1.03%
Advisors Preferred      0.15%         0.25%        0.32%        0.72%
Class J                 0.15%         0.50%        0.21%        0.86%
Class A                 0.15%         0.15%        0.34%        0.64%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.15%         N/A          0.01%        0.16%
Select                  0.15%         0.10%        0.29%        0.54%
Preferred               0.15%         N/A          0.27%        0.42%
Advisors Select         0.15%         0.30%        0.46%        0.91%
Advisors Signature      0.15%         0.35%        0.54%        1.04%
Advisors Preferred      0.15%         0.25%        0.33%        0.73%
Class J                 0.15%         0.50%        0.22%        0.87%
Class A                 0.15%         0.15%        0.35%        0.65%


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5     10
Institutional       $15      $48    $85     $192      $15   $48     $85    $192
Select              $54     $170   $296     $665      $54  $170    $296    $665
Preferred           $42     $132   $230     $518      $42  $132    $230    $518
Advisors Select     $92     $287   $498   $1,108      $92  $287    $498  $1,108
Advisors Signature $105     $328   $569   $1,259     $105  $328    $569  $1,259
Advisors Preferred  $74     $230   $401     $894      $74  $230    $401    $894
Class J            $188     $274   $477   $1,061      $88  $274    $477  $1,061
Class A            $214     $352   $501     $936     $214  $352    $501    $936

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5     10
Institutional       $16      $52    $90     $205     $16   $52     $90    $205
Select              $55     $173   $302     $677     $55  $173    $302    $677
Preferred           $43     $135   $235     $530     $43  $135    $235    $530
Advisors Select     $93     $290   $504   $1,120     $93  $290    $504  $1,120
Advisors Signature $106     $331   $574   $1,271    $106  $331    $574  $1,271
Advisors Preferred  $75     $233   $406     $906     $75  $233    $406    $906
Class J            $189     $278   $482   $1,073     $89  $278    $482  $1,073
Class A            $215     $355   $507     $948    $215  $355    $507    $948
________________

LARGECAP VALUE FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.45%         N/A          N/A          0.45%
Select                  0.45%         0.10%        0.28%        0.83%
Preferred               0.45%         N/A          0.26%        0.71%
Advisors Select         0.45%         0.30%        0.45%        1.20%
Advisors Signature      0.45%         0.35%        0.53%        1.33%
Advisors Preferred      0.45%         0.25%        0.32%        1.02%
Class J                 0.45%         0.50%        0.36%        1.31%
Class A                 0.45%         0.18%        0.17%        0.80%
Class B                 0.45%         0.17%        0.60%        1.22%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.45%         N/A          0.01%        0.46%
Select                  0.45%         0.10%        0.29%        0.84%
Preferred               0.45%         N/A          0.27%        0.72%
Advisors Select         0.45%         0.30%        0.46%        1.21%
Advisors Signature      0.45%         0.35%        0.54%        1.34%
Advisors Preferred      0.45%         0.25%        0.33%        1.03%
Class J                 0.45%         0.50%        0.37%        1.32%
Class A                 0.45%         0.25%        0.18%        0.88%
Class B                 0.45%         1.00%        0.61%        2.06%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5     10
Institutional       $46     $144   $252     $567      $46  $144    $252    $567
Select              $85     $265   $460   $1,025      $85  $265    $460  $1,025
Preferred           $73     $227   $395     $883      $73  $227    $395    $883
Advisors Select    $122     $382   $660   $1,455     $122  $382    $660  $1,455
Advisors Signature $135     $421   $729   $1,601     $135  $421    $729  $1,601
Advisors Preferred $104     $325   $563   $1,248     $104  $325    $563  $1,248
Class J            $233     $415   $718   $1,579     $133  $415    $718  $1,579
Class A            $652     $816   $994   $1,508     $652  $816    $994  $1,508
Class B[ (1)]      $524     $687   $870   $1,307     $124  $387    $670  $1,307

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5     10
Institutional       $47     $148   $258     $579     $47  $148    $258    $579
Select              $86     $268   $466   $1,037     $86  $268    $466  $1,037
Preferred           $74     $230   $401     $894     $74  $230    $401    $894
Advisors Select    $123     $384   $665   $1,466    $123  $384    $665  $1,466
Advisors Signature $136     $425   $734   $1,613    $136  $425    $734  $1,613
Advisors Preferred $105     $328   $569   $1,259    $105  $328    $569  $1,259
Class J            $234     $418   $723   $1,590    $134  $418    $723  $1,590
Class A            $660     $840 $1,035   $1,597    $660  $840  $1,035  $1,597
Class B[ (1)]      $609     $946 $1,308   $1,943    $209  $646  $1,108  $1,943
________________
[(1)] Reflects the conversion of Class B shares to Class A shares after 7 years.

MIDCAP BLEND FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.65%         N/A          N/A          0.65%         -                0.65%
Select                  0.65%         0.10%        0.28%        1.03%         -                1.03%
Preferred               0.65%         N/A          0.26%        0.91%         -                0.91%
Advisors Select         0.65%         0.30%        0.45%        1.40%         -                1.40%
Advisors Signature      0.65%         0.35%        0.53%        1.53%         -                1.53%
Advisors Preferred      0.65%         0.25%        0.32%        1.22%         -                1.22%
Class J                 0.65%         0.50%        0.28%        1.43%         -                1.43%
Class A[ (2)]           0.65%         0.21%        0.23%        1.09%         0.07%            1.02%
Class B[ (2)]           0.65%         0.47%        0.39%        1.51%         0.19%            1.32%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.65%         N/A          0.01%        0.66%         -                0.66%
Select                  0.65%         0.10%        0.29%        1.04%         -                1.04%
Preferred               0.65%         N/A          0.27%        0.92%         -                0.92%
Advisors Select         0.65%         0.30%        0.46%        1.41%         -                1.41%
Advisors Signature      0.65%         0.35%        0.54%        1.54%         -                1.54%
Advisors Preferred      0.65%         0.25%        0.33%        1.23%         -                1.23%
Class J                 0.65%         0.50%        0.29%        1.44%         -                1.44%
Class A [(2)]           0.65%         0.25%        0.24%        1.14%         0.12%            1.02%
Class B [(2)]           0.65%         1.00%        0.40%        2.05%         0.73%            1.32%

_______________
[(2) ]The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending June 30, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class) not to exceed 1.02% for Class A shares and 1.32% for Class B shares.



                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5     10
Institutional       $66     $208   $362     $810     $66  $208    $362    $810
Select             $105     $328   $569   $1,259    $105  $328    $569  $1,259
Preferred           $93     $290   $504   $1,120     $93  $290    $504  $1,120
Advisors Select    $143     $443   $766   $1,680    $143  $443    $766  $1,680
Advisors Signature $156     $483   $834   $1,824    $156  $483    $834  $1,824
Advisors Preferred $124     $387   $670   $1,477    $124  $387    $670  $1,477
Class J            $246     $452   $782   $1,713    $146  $452    $782  $1,713
Class A            $673     $884 $1,122   $1,803    $673  $881  $1,122  $1,803
Class B[ (1)]      $534     $728   $974   $1,583    $134  $428    $774  $1,583

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5     10
Institutional       $67     $211   $368     $822      $67  $211    $368    $822
Select             $106     $331   $574   $1,271     $106  $331    $574  $1,271
Preferred           $94     $293   $509   $1,131      $94  $293    $509  $1,131
Advisors Select    $144     $446   $771   $1,691     $144  $446    $771  $1,691
Advisors Signature $157     $486   $839   $1,834     $157  $486    $839  $1,834
Advisors Preferred $125     $390   $676   $1,489     $125  $390    $676  $1,489
Class J            $247     $456   $787   $1,724     $147  $456    $787  $1,724
Class A            $673     $887 $1,138   $1,855     $673  $887  $1,138  $1,855
Class B[ (1)]      $534     $758 $1,127   $1,876     $134  $458    $927  $1,876
________________
[(1)] Reflects the conversion of Class B shares to Class A shares after 7 years.

MIDCAP GROWTH FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.65%         N/A          N/A          0.65%
Select                  0.65%         0.10%        0.28%        1.03%
Preferred               0.65%         N/A          0.26%        0.91%
Advisors Select         0.65%         0.30%        0.45%        1.40%
Advisors Signature      0.65%         0.35%        0.53%        1.53%
Advisors Preferred      0.65%         0.25%        0.32%        1.22%
Class J                 0.65%         0.50%        0.43%        1.58%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.65%         N/A          0.08%        0.73%
Select                  0.65%         0.10%        0.36%        1.11%
Preferred               0.65%         N/A          0.34%        0.99%
Advisors Select         0.65%         0.30%        0.53%        1.48%
Advisors Signature      0.65%         0.35%        0.61%        1.61%
Advisors Preferred      0.65%         0.25%        0.40%        1.30%
Class J                 0.65%         0.50%        0.51%        1.66%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5     10
Institutional       $66     $208   $362     $810      $66  $208    $362    $810
Select             $105     $328   $569   $1,259     $105  $328    $569  $1,259
Preferred           $93     $290   $504   $1,120      $93  $290    $504  $1,120
Advisors Select    $143     $443   $766   $1,680     $143  $443    $766  $1,680
Advisors Signature $156     $483   $834   $1,824     $156  $483    $834  $1,824
Advisors Preferred $124     $387   $670   $1,477     $124  $387    $670  $1,477
Class J            $261     $499   $860   $1,878     $161  $499    $860  $1,878

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $75     $233   $406     $906      $75  $233    $406    $906
Select             $113     $353   $612   $1,352     $113  $353    $612  $1,352
Preferred          $101     $315   $547   $1,213     $101  $315    $547  $1,213
Advisors Select    $151     $468   $808   $1,768     $151  $468    $808  $1,768
Advisors Signature $164     $508   $876   $1,911     $164  $508    $876  $1,911
Advisors Preferred $132     $412   $713   $1,568     $132  $412    $713  $1,568
Class J            $269     $523   $902   $1,965     $169  $523    $902  $1,965

MIDCAP S&P 400 INDEX FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.15%         N/A          N/A          0.15%
Select                  0.15%         0.10%        0.28%        0.53%
Preferred               0.15%         N/A          0.26%        0.41%
Advisors Select         0.15%         0.30%        0.45%        0.90%
Advisors Signature      0.15%         0.35%        0.53%        1.03%
Advisors Preferred      0.15%         0.25%        0.32%        0.72%
Class J                 0.15%         0.50%        0.34%        0.99%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.15%         N/A          0.03%        0.18%
Select                  0.15%         0.10%        0.31%        0.56%
Preferred               0.15%         N/A          0.29%        0.44%
Advisors Select         0.15%         0.30%        0.48%        0.93%
Advisors Signature      0.15%         0.35%        0.56%        1.06%
Advisors Preferred      0.15%         0.25%        0.35%        0.75%
Class J                 0.15%         0.50%        0.37%        1.02%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $15      $48    $85     $192      $15   $48     $85    $192
Select              $54     $170   $296     $665      $54  $170    $296    $665
Preferred           $42     $132   $230     $518      $42  $132    $230    $518
Advisors Select     $92     $287   $498   $1,108      $92  $287    $498  $1,108
Advisors Signature $105     $328   $569   $1,259     $105  $328    $569  $1,259
Advisors Preferred  $74     $230   $401     $894      $74  $230    $401    $894
Class J            $201     $315   $547   $1,213     $101  $315    $547  $1,213

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $18      $58   $101     $230      $18   $58    $101    $230
Select              $57     $179   $313     $701      $57  $179    $313    $701
Preferred           $45     $141   $246     $555      $45  $141    $246    $555
Advisors Select     $95     $296   $515   $1,143      $95  $296    $515  $1,143
Advisors Signature $108     $337   $585   $1,294     $108  $337    $585  $1,294
Advisors Preferred  $77     $240   $417     $930      $77  $240    $417    $930
Class J            $204     $325   $563   $1,248     $104  $325    $563  $1,248

MIDCAP VALUE FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.65%         N/A          N/A          0.65%
Select                  0.65%         0.10%        0.28%        1.03%
Preferred               0.65%         N/A          0.26%        0.91%
Advisors Select         0.65%         0.30%        0.45%        1.40%
Advisors Signature      0.65%         0.35%        0.53%        1.53%
Advisors Preferred      0.65%         0.25%        0.32%        1.22%
Class J                 0.65%         0.50%        0.26%        1.41%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.65%         N/A          0.02%        0.67%
Select                  0.65%         0.10%        0.30%        1.05%
Preferred               0.65%         N/A          0.28%        0.93%
Advisors Select         0.65%         0.30%        0.47%        1.42%
Advisors Signature      0.65%         0.35%        0.55%        1.55%
Advisors Preferred      0.65%         0.25%        0.34%        1.24%
Class J                 0.65%         0.50%        0.28%        1.43%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $66     $208   $362     $810      $66  $208    $362    $810
Select             $105     $328   $569   $1,259     $105  $328    $569  $1,259
Preferred           $93     $290   $504   $1,120      $93  $290    $504  $1,120
Advisors Select    $143     $443   $766   $1,680     $143  $443    $766  $1,680
Advisors Signature $156     $483   $834   $1,824     $156  $483    $834  $1,824
Advisors Preferred $124     $387   $670   $1,477     $124  $387    $670  $1,477
Class J            $244     $446   $771   $1,691     $144  $446    $771  $1,691

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $68     $214   $373     $835      $68  $214    $373    $835
Select             $107     $334   $579   $1,283     $107  $334    $579  $1,283
Preferred           $95     $296   $515   $1,143      $95  $296    $515  $1,143
Advisors Select    $145     $449   $776   $1,702     $145  $449    $776  $1,702
Advisors Signature $158     $490   $845   $1,845     $158  $490    $845  $1,845
Advisors Preferred $126     $393   $681   $1,500     $126  $393    $681  $1,500
Class J            $246     $452   $782   $1,713     $146  $452    $782  $1,713

MONEY MARKET FUND
                      ANNUAL FUND OPERATING EXPENSES[ (1)]
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.40%         N/A          N/A          0.40%         -                0.40%
Select                  0.40%         0.10%        0.28%        0.78%         -                0.78%
Preferred               0.40%         N/A          0.26%        0.66%         -                0.66%
Advisors Select         0.40%         0.30%        0.45%        1.15%         -                1.15%
Advisors Signature      0.40%         0.35%        0.53%        1.28%         -                1.28%
Advisors Preferred      0.40%         0.25%        0.32%        0.97%         -                0.97%
Class J                 0.40%         0.25%        0.50%        1.15%         -                1.15%
Class A                 0.40%         N/A          0.20%        0.60%         -                0.60%
Class B[ (2)]           0.40%         0.26%        1.21%        1.87%         0.27%            1.60%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.40%         N/A          0.01%        0.41%         -                0.41%
Select                  0.40%         0.10%        0.29%        0.79%         -                0.79%
Preferred               0.40%         N/A          0.27%        0.67%         -                0.67%
Advisors Select         0.40%         0.30%        0.46%        1.16%         -                1.16%
Advisors Signature      0.40%         0.35%        0.54%        1.29%         -                1.29%
Advisors Preferred      0.40%         0.25%        0.33%        0.98%         -                0.98%
Class J                 0.40%         0.50%        0.51%        1.16%         -                1.16%
Class A                 0.40%         N/A          0.21%        0.61%         -                0.61%
Class B[ (2)]           0.40%         1.00%        1.22%        2.62%         1.02%            1.60%

_______________
[(1)] If shareholders of the WM Money Market Fund approve the proposed combination of that fund into the Money Market Fund pursuant to the PIF-WM Funds Reorganization (the "Combination"), the Combination is expected to occur as of the close of regular trading on the New York Stock Exchange on January 12, 2007. Assuming the Combination had occurred at the beginning of the fiscal year ended October 31, 2005, and Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Money Market Fund under the Current Management Arrangements would have been as follows:
  Institutional - 0.39%, 0.00% and 0.39%; Select - 0.39%, 0.28% and 0.77%;
  Preferred - 0.39%, 0.26% and 0.65%; Advisors Select - 0.39%, 0.45% and 1.14%;
  Advisors Signature - 0.39%, 0.53% and 1.27%; Advisors Preferred - 0.39%, 0.32% and 0.96%; Class J - 0.39%, 0.50% and 1.14%; Class A - 0.39%, 0.07% and 0.46%;
  and Class B - 0.39%, 0.24% and 0.89%. Under the Proposed Management Arrangements, the pro forma Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Fund would have been as follows: Institutional - 0.39%, 0.01 and 0.40%; Select - 0.39%, 0.29% and 0.78%; Preferred - 0.39%, 0.27% and 0.66%; Advisors Select - 0.39%, 0.46%
  and 1.15%; Advisors Signature - 0.39%, 0.54% and 1.28%; Advisors Preferred - 0.39%, 0.33% and 0.97%; Class J - 0.39%, 0.51% and 1.15%; Class A - 0.39%,
  0.08% and 0.47%; and Class B - 0.39%, 0.25% and 1.64%.
[(2)] The Manager has contractually agreed to limit the expenses paid by the Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending February 28, 2007. The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to such share class) not to exceed 1.60%.

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional       $41     $128   $224     $505     $41  $128    $224    $505
Select              $80     $249   $433     $966     $80  $249    $433    $966
Preferred           $67     $211   $368     $822     $67  $211    $368    $822
Advisors Select    $117     $365   $633   $1,398    $117  $365    $633  $1,398
Advisors Signature $130     $406   $702   $1,545    $130  $406    $702  $1,545
Advisors Preferred  $99     $309   $536   $1,190     $99  $309    $536  $1,190
Class J            $217     $365   $633   $1,398    $117  $365    $633  $1,398
Class A             $61     $192   $335     $750     $61  $192    $335    $750
Class B[ (1)]      $563     $857 $1,182   $1,672    $163  $557    $982  $1,672

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $42     $132   $230     $518      $42  $132    $230    $518
Select              $81     $252   $439     $978      $81  $252    $439    $978
Preferred           $68     $214   $373     $835      $68  $214    $373    $835
Advisors Select    $118     $368   $638   $1,409     $118  $368    $638  $1,409
Advisors Signature $131     $409   $708   $1,556     $131  $409    $708  $1,556
Advisors Preferred $100     $312   $542   $1,201     $100  $312    $542  $1,201
Class J            $218     $368   $638   $1,409     $118  $368    $638  $1,409
Class A             $62     $195   $340     $762      $62  $195    $340    $762
Class B[ (1)]      $563   $1,001 $1,483   $2,127     $163  $701  $1,283  $2,127
________________
[(1)] Reflects the conversion of Class B shares to Class A shares after 7 years.

PARTNERS GLOBAL EQUITY FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.95%         N/A          N/A          0.95%
Select                  0.95%         0.10%        0.28%        1.33%
Preferred               0.95%         N/A          0.26%        1.21%
Advisors Select         0.95%         0.30%        0.45%        1.70%
Advisors Signature      0.95%         0.35%        0.53%        1.83%
Advisors Preferred      0.95%         0.25%        0.32%        1.52%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.95%         N/A          0.27%        1.22%
Select                  0.95%         0.10%        0.55%        1.60%
Preferred               0.95%         N/A          0.53%        1.48%
Advisors Select         0.95%         0.30%        0.72%        1.97%
Advisors Signature      0.95%         0.35%        0.80%        2.10%
Advisors Preferred      0.95%         0.25%        0.59%        1.79%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional       $97     $303   $525   $1,166     $97  $303    $525  $1,166
Select             $135     $421   $729   $1,601    $135  $421    $729  $1,601
Preferred          $123     $384   $665   $1,466    $123  $384    $665  $1,466
Advisors Select    $173     $536   $923   $2,009    $173  $536    $923  $2,009
Advisors Signature $186     $576   $990   $2,148    $186  $576    $990  $2,148
Advisors Preferred $155     $480   $829   $1,813    $155  $480    $829  $1,813

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional      $124     $387   $670   $1,477    $124  $387    $670  $1,477
Select             $163     $505   $871   $1,900    $163  $505    $871  $1,900
Preferred          $151     $468   $808   $1,768    $151  $468    $808  $1,768
Advisors Select    $200     $618 $1,062   $2,296    $200  $618  $1,062  $2,296
Advisors Signature $213     $658 $1,129   $2,431    $213  $658  $1,129  $2,431
Advisors Preferred $182     $563   $970   $2,105    $182  $563    $970  $2,105

PARTNERS INTERNATIONAL FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           1.10%         N/A          N/A          1.10%
Select                  1.10%         0.10%        0.28%        1.48%
Preferred               1.10%         N/A          0.26%        1.36%
Advisors Select         1.10%         0.30%        0.45%        1.85%
Advisors Signature      1.10%         0.35%        0.53%        1.98%
Advisors Preferred      1.10%         0.25%        0.32%        1.67%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           1.10%         N/A          0.06%        1.16%
Select                  1.10%         0.10%        0.34%        1.54%
Preferred               1.10%         N/A          0.32%        1.42%
Advisors Select         1.10%         0.30%        0.51%        1.91%
Advisors Signature      1.10%         0.35%        0.59%        2.04%
Advisors Preferred      1.10%         0.25%        0.38%        1.73%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional      $112     $350   $606   $1,340     $112  $350    $606  $1,340
Select             $151     $468   $808   $1,768     $151  $468    $808  $1,768
Preferred          $138     $431   $745   $1,635     $138  $431    $745  $1,635
Advisors Select    $188     $582 $1,001   $2,169     $188  $582  $1,001  $2,169
Advisors Signature $201     $621 $1,068   $2,306     $201  $621  $1,068  $2,306
Advisors Preferred $170     $526   $907   $1,976     $170  $526    $907  $1,976

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional      $118     $368   $638   $1,409     $118  $368    $638  $1,409
Select             $157     $486   $839   $1,834     $157  $486    $839  $1,834
Preferred          $145     $449   $776   $1,702     $145  $449    $776  $1,702
Advisors Select    $194     $600 $1,032   $2,233     $194  $600  $1,032  $2,233
Advisors Signature $207     $640 $1,098   $2,369     $207  $640  $1,098  $2,369
Advisors Preferred $176     $545   $939   $2,041     $176  $545    $939  $2,041

PARTNERS LARGECAP BLEND FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.75%         N/A          N/A          0.75%
Select                  0.75%         0.10%        0.28%        1.13%
Preferred               0.75%         N/A          0.26%        1.01%
Advisors Select         0.75%         0.30%        0.45%        1.50%
Advisors Signature      0.75%         0.35%        0.53%        1.63%
Advisors Preferred      0.75%         0.25%        0.32%        1.32%
Class J                 0.75%         0.50%        0.24%        1.49%
Class A                 0.75%         0.25%        0.44%        1.44%
Class B                 0.75%         0.93%        0.47%        2.15%
PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.75%         N/A          0.01%        0.76%
Select                  0.75%         0.10%        0.29%        1.14%
Preferred               0.75%         N/A          0.27%        1.02%
Advisors Select         0.75%         0.30%        0.46%        1.51%
Advisors Signature      0.75%         0.35%        0.54%        1.64%
Advisors Preferred      0.75%         0.25%        0.33%        1.33%
Class J                 0.75%         0.50%        0.25%        1.50%
Class A                 0.75%         0.25%        0.45%        1.45%
Class B                 0.75%         1.00%        0.48%        2.23%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $77     $240   $417     $930      $77  $240    $417    $930
Select             $115     $359   $622   $1,375     $115  $359    $622  $1,375
Preferred          $103     $322   $558   $1,236     $103  $322    $558  $1,236
Advisors Select    $153     $474   $818   $1,791     $153  $474    $818  $1,791
Advisors Signature $166     $514   $887   $1,933     $166  $514    $887  $1,933
Advisors Preferred $134     $418   $723   $1,590     $134  $418    $723  $1,590
Class J            $252     $471   $813   $1,779     $152  $471    $813  $1,779
Class A            $713   $1,004 $1,317   $2,200     $713$1,004  $1,317  $2,200
Class B (1)        $618     $973 $1,354   $2,218     $218  $673  $1,154  $2,218

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $78     $243   $422     $942      $78  $243    $422    $942
Select             $116     $362   $628   $1,386     $116  $362    $628  $1,386
Preferred          $104     $325   $563   $1,248     $104  $325    $563  $1,248
Advisors Select    $154     $477   $824   $1,802     $154  $477    $824  $1,802
Advisors Signature $167     $517   $892   $1,944     $167  $517    $892  $1,944
Advisors Preferred $135     $421   $729   $1,601     $135  $421    $729  $1,601
Class J            $253     $474   $818   $1,791     $153  $474    $818  $1,791
Class A            $714   $1,007 $1,322   $2,210     $714$1,007  $1,322  $2,210
Class B[ (1)]      $626     $997 $1,395   $2,276     $226  $697  $1,195  $2,276
________________
[(1)] Reflects the conversion of Class B shares to Class A shares after 7 years.

PARTNERS LARGECAP BLEND FUND I
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.45%         N/A          N/A          0.45%
Select                  0.45%         0.10%        0.28%        0.83%
Preferred               0.45%         N/A          0.26%        0.71%
Advisors Select         0.45%         0.30%        0.45%        1.20%
Advisors Signature      0.45%         0.35%        0.53%        1.33%
Advisors Preferred      0.45%         0.25%        0.32%        1.02%
Class J                 0.45%         0.50%        0.25%        1.20%
Class A                 0.45%         0.21%        0.38%        1.04%
Class B                 0.45%         0.32%        0.70%        1.47%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.45%         N/A          0.02%        0.47%
Select                  0.45%         0.10%        0.30%        0.85%
Preferred               0.45%         N/A          0.28%        0.73%
Advisors Select         0.45%         0.30%        0.47%        1.22%
Advisors Signature      0.45%         0.35%        0.55%        1.35%
Advisors Preferred      0.45%         0.25%        0.34%        1.04%
Class J                 0.45%         0.50%        0.27%        1.22%
Class A                 0.45%         0.25%        0.40%        1.10%
Class B                 0.45%         1.00%        0.72%        2.17%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional       $46     $144   $252     $567     $46  $144    $252    $567
Select              $85     $265   $460   $1,025     $85  $265    $460  $1,025
Preferred           $73     $227   $395     $883     $73  $227    $395    $883
Advisors Select    $122     $381   $660   $1,455    $122  $381    $660  $1,455
Advisors Signature $135     $421   $729   $1,601    $135  $421    $729  $1,601
Advisors Preferred $104     $325   $563   $1,248    $104  $325    $563  $1,248
Class J            $222     $381   $660   $1,455    $122  $381    $660  $1,455
Class A            $675     $887 $1,116   $1,773    $675  $887  $1,116  $1,773
Class B (1)        $550     $765 $1,003   $1,587    $150  $465    $803  $1,587

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional       $48     $151   $263     $591     $48  $151    $263    $591
Select              $87     $271   $471   $1,049     $87  $271    $471  $1,049
Preferred           $75     $233   $406     $906     $75  $233    $406    $906
Advisors Select    $124     $387   $670   $1,477    $124  $387    $670  $1,477
Advisors Signature $137     $428   $739   $1,624    $137  $428    $739  $1,624
Advisors Preferred $106     $331   $574   $1,271    $106  $331    $574  $1,271
Class J            $224     $387   $670   $1,477    $124  $387    $670  $1,477
Class A            $681     $905 $1,146   $1,838    $681  $905  $1,146  $1,838
Class B[ (1)]      $620     $979 $1,364   $2,103    $220  $679  $1,164  $2,103
________________
[(1) ]Reflects the conversion of Class B shares to Class A shares after 7 years.

PARTNERS LARGECAP GROWTH FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           1.00%         N/A          N/A          1.00%         -                1.00%
Select                  1.00%         0.10%        0.28%        1.38%         -                1.38%
Preferred               1.00%         N/A          0.26%        1.26%         -                1.26%
Advisors Select         1.00%         0.30%        0.45%        1.75%         -                1.75%
Advisors Signature      1.00%         0.35%        0.53%        1.88%         -                1.88%
Advisors Preferred      1.00%         0.25%        0.32%        1.57%         -                1.57%
Class J[ (1)]           1.00%         0.50%        0.63%        2.13%         0.38%            1.75%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           1.00%         N/A          0.01%        1.01%         -                1.01%
Select                  1.00%         0.10%        0.29%        1.39%         -                1.39%
Preferred               1.00%         N/A          0.27%        1.27%         -                1.27%
Advisors Select         1.00%         0.30%        0.46%        1.76%         -                1.76%
Advisors Signature      1.00%         0.35%        0.54%        1.89%         -                1.89%
Advisors Preferred      1.00%         0.25%        0.33%        1.58%         -                1.58%
Class J[ (1)]           1.00%         0.50%        0.64%        2.14%         0.39%            1.75%

_______________
[(1)] The Manager has contractually agreed to limit the expenses paid by the Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 1.75%.

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional      $102     $318   $552   $1,225    $102  $318    $552  $1,225
Select             $140     $437   $755   $1,657    $140  $437    $755  $1,657
Preferred          $128     $400   $692   $1,523    $128  $400    $692  $1,523
Advisors Select    $178     $551   $949   $2,062    $178  $551    $949  $2,062
Advisors Signature $191     $591 $1,016   $2,201    $191  $591  $1,016  $2,201
Advisors Preferred $160     $496   $855   $1,867    $160  $496    $855  $1,867
Class J            $278     $624 $1,103   $2,427    $178  $624  $1,103  $2,427

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional      $103     $322   $558   $1,236    $103  $322    $558  $1,236
Select             $142     $440   $761   $1,669    $142  $440    $761  $1,669
Preferred          $129     $403   $697   $1,534    $129  $403    $697  $1,534
Advisors Select    $179     $554   $954   $2,073    $179  $554    $954  $2,073
Advisors Signature $192     $594 $1,021   $2,212    $192  $594  $1,021  $2,212
Advisors Preferred $161     $499   $860   $1,878    $161  $499    $860  $1,878
Class J            $278     $626 $1,107   $2,436    $178  $626  $1,107  $2,436

PARTNERS LARGECAP GROWTH FUND I
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.74%         N/A          N/A          0.74%
Select                  0.74%         0.10%        0.28%        1.12%
Preferred               0.74%         N/A          0.26%        1.00%
Advisors Select         0.74%         0.30%        0.45%        1.49%
Advisors Signature      0.74%         0.35%        0.53%        1.62%
Advisors Preferred      0.74%         0.25%        0.32%        1.31%
Class J                 0.74%         0.50%        0.41%        1.65%
Class A                 0.74%         0.25%        0.48%        1.47%
Class B                 0.74%         0.95%        0.70%        2.39%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.74%         N/A          0.01%        0.75%
Select                  0.74%         0.10%        0.29%        1.13%
Preferred               0.74%         N/A          0.27%        1.01%
Advisors Select         0.74%         0.30%        0.46%        1.50%
Advisors Signature      0.74%         0.35%        0.54%        1.63%
Advisors Preferred      0.74%         0.25%        0.33%        1.32%
Class J                 0.74%         0.50%        0.42%        1.66%
Class A                 0.74%         0.25%        0.49%        1.48%
Class B                 0.74%         1.00%        0.71%        2.45%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional       $76     $237   $411     $918     $76  $237    $411    $918
Select             $114     $356   $617   $1,363    $114  $356    $617  $1,363
Preferred          $102     $318   $552   $1,225    $102  $318    $552  $1,225
Advisors Select    $152     $171   $813   $1,799    $152  $171    $813  $1,799
Advisors Signature $165     $511   $881   $1,922    $165  $511    $881  $1,922
Advisors Preferred $133     $415   $718   $1,579    $133  $415    $718  $1,579
Class J            $268     $520   $897   $1,955    $168  $520    $897  $1,955
Class A            $716   $1,013 $1,332   $2,231    $716$1,013  $1,332  $2,231
Class B[ (1)]      $642   $1,045 $1,475   $2,390    $242  $745  $1,275  $2,390

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $77     $240   $417     $930      $77  $240    $417    $930
Select             $115     $359   $622   $1,375     $115  $359    $622  $1,375
Preferred          $103     $322   $558   $1,236     $103  $322    $558  $1,236
Advisors Select    $153     $474   $818   $1,791     $153  $474    $818  $1,791
Advisors Signature $166     $514   $887   $1,933     $166  $514    $887  $1,933
Advisors Preferred $134     $418   $723   $1,590     $134  $418    $723  $1,590
Class J            $269     $523   $902   $1,965     $169  $523    $902  $1,965
Class A            $717   $1,016 $1,336   $2,242     $717$1,016  $1,336  $2,242
Class B [(1)]      $648   $1,064 $1,506   $2,434     $248  $764  $1,306  $2,434
________________
[(1) ]Reflects the conversion of Class B shares to Class A shares after 7 years.

PARTNERS LARGECAP GROWTH FUND II
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           1.00%         N/A          N/A          1.00%         -                1.00%
Select                  1.00%         0.10%        0.28%        1.38%         -                1.38%
Preferred               1.00%         N/A          0.26%        1.26%         -                1.26%
Advisors Select         1.00%         0.30%        0.45%        1.75%         -                1.75%
Advisors Signature      1.00%         0.35%        0.53%        1.88%         -                1.88%
Advisors Preferred      1.00%         0.25%        0.32%        1.57%         -                1.57%
Class J[ (1)]           1.00%         0.50%        0.50%        2.00%         0.25%            1.75%
Class A[ (2)]           1.00%         0.25%        43.36%       44.61%        42.91%           1.70%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           1.00%         N/A          0.01%        1.01%         -                1.01%
Select                  1.00%         0.10%        0.29%        1.39%         -                1.39%
Preferred               1.00%         N/A          0.27%        1.27%         -                1.27%
Advisors Select         1.00%         0.30%        0.46%        1.76%         -                1.76%
Advisors Signature      1.00%         0.35%        0.54%        1.89%         -                1.89%
Advisors Preferred      1.00%         0.25%        0.33%        1.58%         -                1.58%
Class J[ (1)]           1.00%         0.50%        0.51%        2.01%         0.26%            1.75%
Class A[ (2)]           1.00%         0.25%        43.37%       44.62%        42.92%           1.70%

_______________
[(1) ]The Manager has contractually agreed to limit the expenses paid by the
  Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 1.75%
[(2) ] The Manager has contractually agreed to limit the expenses paid by the
  Class A shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to such share class) not to exceed 1.70%.
                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional      $102     $318   $552   $1,225    $102  $318    $552  $1,225
Select             $140     $437   $755   $1,657    $140  $437    $755  $1,657
Preferred          $128     $400   $692   $1,523    $128  $400    $692  $1,523
Advisors Select    $178     $551   $949   $2,062    $178  $551    $949  $2,062
Advisors Signature $191     $591 $1,016   $2,201    $191  $591  $1,016  $2,201
Advisors Preferred $160     $496   $855   $1,867    $160  $496    $855  $1,867
Class J            $278     $599 $1,051   $2,304    $178  $599  $1,051  $2,304
Class A            $738   $6,152 $8,423   $9,622    $738$6,152  $8,423  $9,622

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10     1     3        5      10
Institutional      $103     $322   $558   $1,236   $103  $322    $558  $1,236
Select             $142     $440   $761   $1,669   $142  $440    $761  $1,669
Preferred          $129     $403   $697   $1,534   $129  $403    $697  $1,534
Advisors Select    $179     $554   $954   $2,073   $179  $554    $954  $2,073
Advisors Signature $192     $594 $1,021   $2,212   $192  $594  $1,021  $2,212
Advisors Preferred $161     $499   $860   $1,878   $161  $499    $860  $1,878
Class J            $278     $601 $1,055   $2,313   $178  $601  $1,055  $2,313
Class A            $738   $6,152 $8,423   $9,622   $738$6,152  $8,423  $9,622
________________

PARTNERS LARGECAP VALUE FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.78%         N/A          N/A          0.78%
Select                  0.78%         0.10%        0.28%        1.16%
Preferred               0.78%         N/A          0.26%        1.04%
Advisors Select         0.78%         0.30%        0.45%        1.53%
Advisors Signature      0.78%         0.35%        0.53%        1.66%
Advisors Preferred      0.78%         0.25%        0.32%        1.35%
Class J                 0.78%         0.50%        0.26%        1.54%
Class A                 0.78%         0.25%        0.46%        1.49%
Class B                 0.78%         0.95%        0.55%        2.28%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.78%         N/A          0.01%        0.79%
Select                  0.78%         0.10%        0.29%        1.17%
Preferred               0.78%         N/A          0.27%        1.05%
Advisors Select         0.78%         0.30%        0.46%        1.54%
Advisors Signature      0.78%         0.35%        0.54%        1.67%
Advisors Preferred      0.78%         0.25%        0.33%        1.36%
Class J                 0.78%         0.50%        0.27%        1.55%
Class A                 0.78%         0.25%        0.47%        1.50%
Class B                 0.78%         1.00%        0.56%        2.34%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional       $80     $249   $433     $966     $80  $249    $433    $966
Select             $118     $368   $638   $1,409    $118  $368    $638  $1,409
Preferred          $106     $331   $574   $1,271    $106  $331    $574  $1,271
Advisors Select    $156     $483   $834   $1,824    $156  $483    $834  $1,824
Advisors Signature $169     $523   $902   $1,965    $169  $523    $902  $1,965
Advisors Preferred $137     $428   $739   $1,624    $137  $428    $739  $1,624
Class J            $257     $486   $839   $1,834    $157  $486    $839  $1,834
Class A            $718   $1,019 $1,341   $2,252    $718$1,019  $1,341  $2,252
Class B[ (1)]      $631   $1,012 $1,420   $2,324    $231  $712  $1,220  $2,330

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional       $81     $252   $439     $978     $81  $252    $439    $978
Select             $119     $372   $644   $1,420    $119  $372    $644  $1,420
Preferred          $107     $334   $579   $1,283    $107  $334    $579  $1,283
Advisors Select    $157     $486   $839   $1,834    $157  $486    $839  $1,834
Advisors Signature $170     $526   $907   $1,976    $170  $526    $907  $1,976
Advisors Preferred $138     $431   $745   $1,635    $138  $431    $745  $1,635
Class J            $258     $490   $845   $1,845    $158  $490    $845  $1,845
Class A            $719   $1,022 $1,346   $2,263    $719$1,022  $1,346  $2,263
Class B[ (1)]      $637   $1,030 $1,450   $2,368    $237  $730  $1,250  $2,368
________________
[(1)] Reflects the conversion of Class B shares to Class A shares after 7 years.

PARTNERS LARGECAP VALUE FUND I
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.80%         N/A          N/A          0.80%
Select                  0.80%         0.10%        0.28%        1.18%
Preferred               0.80%         N/A          0.26%        1.06%
Advisors Select         0.80%         0.30%        0.45%        1.55%
Advisors Signature      0.80%         0.35%        0.53%        1.68%
Advisors Preferred      0.80%         0.25%        0.32%        1.37%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.80%         N/A          0.01%        0.81%
Select                  0.80%         0.10%        0.29%        1.19%
Preferred               0.80%         N/A          0.27%        1.07%
Advisors Select         0.80%         0.30%        0.46%        1.56%
Advisors Signature      0.80%         0.35%        0.54%        1.69%
Advisors Preferred      0.80%         0.25%        0.33%        1.38%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10        1     3        5      10
Institutional       $82     $255   $444     $990       $82  $255    $444    $990
Select             $120     $375   $649   $1,432      $120  $375    $649  $1,432
Preferred          $108     $337   $585   $1,294      $108  $337    $585  $1,294
Advisors Select    $158     $490   $845   $1,845      $158  $490    $845  $1,845
Advisors Signature $171     $530   $913   $1,987      $171  $530    $913  $1,987
Advisors Preferred $139     $434   $750   $1,646      $139  $434    $750  $1,646

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10        1     3        5      10
Institutional       $83     $259   $450   $1,002       $83  $259    $450  $1,002
Select             $121     $378   $654   $1,443      $121  $378    $654  $1,443
Preferred          $109     $340   $590   $1,306      $109  $340    $590  $1,306
Advisors Select    $159     $493   $850   $1,856      $159  $493    $850  $1,856
Advisors Signature $172     $533   $918   $1,998      $172  $533    $918  $1,998
Advisors Preferred $140     $437   $755   $1,657      $140  $437    $755  $1,657

PARTNERS LARGECAP VALUE FUND II
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.85%         N/A          N/A          0.85%
Select                  0.85%         0.10%        0.28%        1.23%
Preferred               0.85%         N/A          0.26%        1.11%
Advisors Select         0.85%         0.30%        0.45%        1.60%
Advisors Signature      0.85%         0.35%        0.53%        1.73%
Advisors Preferred      0.85%         0.25%        0.32%        1.42%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.85%         N/A          0.01%        0.86%
Select                  0.85%         0.10%        0.29%        1.24%
Preferred               0.85%         N/A          0.27%        1.12%
Advisors Select         0.85%         0.30%        0.46%        1.61%
Advisors Signature      0.85%         0.35%        0.54%        1.74%
Advisors Preferred      0.85%         0.25%        0.33%        1.43%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10        1     3        5      10
Institutional       $87     $271   $471   $1,049       $87  $271    $471  $1,049
Select             $125     $390   $676   $1,489      $125  $390    $676  $1,489
Preferred          $113     $353   $612   $1,352      $113  $353    $612  $1,352
Advisors Select    $163     $505   $871   $1,900      $163  $505    $871  $1,900
Advisors Signature $176     $545   $939   $2,041      $176  $545    $939  $2,041
Advisors Preferred $145     $449   $776   $1,702      $145  $449    $776  $1,702

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10        1     3        5      10
Institutional       $88     $274   $477   $1,061       $88  $274    $477  $1,061
Select             $126     $393   $681   $1,500      $126  $393    $681  $1,500
Preferred          $114     $356   $617   $1,363      $114  $356    $617  $1,363
Advisors Select    $164     $508   $876   $1,911      $164  $508    $876  $1,911
Advisors Signature $177     $548   $944   $2,052      $177  $548    $944  $2,052
Advisors Preferred $146     $452   $782   $1,713      $146  $452    $782  $1,713

PARTNERS MIDCAP GROWTH FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           1.00%         N/A          N/A          1.00%         -                1.00%
Select                  1.00%         0.10%        0.28%        1.38%         -                1.38%
Preferred               1.00%         N/A          0.26%        1.26%         -                1.26%
Advisors Select         1.00%         0.30%        0.45%        1.75%         -                1.75%
Advisors Signature      1.00%         0.35%        0.53%        1.88%         -                1.88%
Advisors Preferred      1.00%         0.25%        0.32%        1.57%         -                1.57%
Class J                 1.00%         0.50%        0.39%        1.89%         -                1.89%
Class A[ (1)]           1.00%         0.25%        0.55%        1.80%         0.05%            1.75%
Class B[ (1)]           1.00%         0.92%        0.70%        2.62%         0.12%            2.50%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           1.00%         N/A          0.01%        1.01%         -                1.01%
Select                  1.00%         0.10%        0.29%        1.39%         -                1.39%
Preferred               1.00%         N/A          0.27%        1.27%         -                1.27%
Advisors Select         1.00%         0.30%        0.46%        1.76%         -                1.76%
Advisors Signature      1.00%         0.35%        0.54%        1.89%         -                1.89%
Advisors Preferred      1.00%         0.25%        0.33%        1.58%         -                1.58%
Class J                 1.00%         0.50%        0.40%        1.90%         -                1.90%
Class A [(1)]           1.00%         0.25%        0.56%        1.81%         0.06%            1.75%
Class B[ (1)]           1.00%         1.00%        0.71%        2.71%         0.21%            2.50%

_______________
[(1)] The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending June 30, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class) not to exceed 1.75% for Class A shares and 2.50% for Class B shares.

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10        1     3        5      10
Institutional      $102     $318   $552   $1,225      $102  $318    $552  $1,225
Select             $140     $437   $755   $1,657      $140  $437    $755  $1,657
Preferred          $128     $400   $692   $1,523      $128  $400    $692  $1,523
Advisors Select    $178     $551   $949   $2,062      $178  $551    $949  $2,062
Advisors Signature $191     $591 $1,016   $2,201      $191  $591  $1,016  $2,201
Advisors Preferred $160     $496   $855   $1,867      $160  $496    $855  $1,867
Class J            $292     $594 $1,021   $2,212      $192  $594  $1,021  $2,212
Class A            $743   $1,097 $1,482   $2,559      $743$1,097  $1,482  $2,559
Class B [(1)]      $653   $1,085 $1,562   $2,637      $253  $785  $1,362  $2,637

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional      $103     $322   $558   $1,236     $103  $322    $558  $1,236
Select             $142     $440   $761   $1,669     $142  $440    $761  $1,669
Preferred          $129     $403   $697   $1,534     $129  $403    $697  $1,534
Advisors Select    $179     $554   $954   $2,073     $179  $554    $954  $2,073
Advisors Signature $192     $594 $1,021   $2,212     $192  $594  $1,021  $2,212
Advisors Preferred $161     $499   $860   $1,878     $161  $499    $860  $1,878
Class J            $293     $597 $1,026   $2,222     $193  $597  $1,026  $2,222
Class A            $743   $1,097 $1,485   $2,567     $743$1,097  $1,485  $2,567
Class B[ (1)]      $653   $1,090 $1,586   $2,681     $253  $790  $1,386  $2,681
________________
[(1)] Reflects the conversion of Class B shares to Class A shares after 7 years.

PARTNERS MIDCAP GROWTH FUND I
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           1.00%         N/A          N/A          1.00%         -                1.00%
Select                  1.00%         0.10%        0.28%        1.38%         -                1.38%
Preferred               1.00%         N/A          0.26%        1.26%         -                1.26%
Advisors Select         1.00%         0.30%        0.45%        1.75%         -                1.75%
Advisors Signature      1.00%         0.35%        0.53%        1.88%         -                1.88%
Advisors Preferred      1.00%         0.25%        0.32%        1.57%         -                1.57%
Class A [(1)]           1.00%         0.25%        32.76%       34.01%        32.26%           1.75%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           1.00%         N/A          0.01%        1.01%         -                1.01%
Select                  1.00%         0.10%        0.29%        1.39%         -                1.39%
Preferred               1.00%         N/A          0.27%        1.27%         -                1.27%
Advisors Select         1.00%         0.30%        0.46%        1.76%         -                1.76%
Advisors Signature      1.00%         0.35%        0.54%        1.89%         -                1.89%
Advisors Preferred      1.00%         0.25%        0.33%        1.58%         -                1.58%
Class A[ (1)]           1.00%         0.25%        32.77%       34.02%        32.27%           1.75%

_______________
[(1) ]The Manager has contractually agreed to limit the expenses paid by the Class A shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to such share class) not to exceed 1.75%.

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional      $102     $318   $552   $1,225     $102  $318    $552  $1,225
Select             $140     $437   $755   $1,657     $140  $437    $755  $1,657
Preferred          $128     $400   $692   $1,523     $128  $400    $692  $1,523
Advisors Select    $178     $551   $949   $2,062     $178  $551    $949  $2,062
Advisors Signature $191     $591 $1,016   $2,201     $191  $591  $1,016  $2,201
Advisors Preferred $160     $496   $855   $1,867     $160  $496    $855  $1,867
Class A            $743   $5,368 $7,985  $10,165     $743$5,368  $7,985
$10,165

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional      $103     $322   $558   $1,236     $103  $322    $558  $1,236
Select             $142     $440   $761   $1,669     $142  $440    $761  $1,669
Preferred          $129     $403   $697   $1,534     $129  $403    $697  $1,534
Advisors Select    $179     $554   $954   $2,073     $179  $554    $954  $2,073
Advisors Signature $192     $594 $1,021   $2,212     $192  $594  $1,021  $2,212
Advisors Preferred $161     $499   $860   $1,878     $161  $499    $860  $1,878
Class A            $743   $5,369 $7,986  $10,164     $743$5,369  $7,986
$10,164

PARTNERS MIDCAP GROWTH FUND II
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           1.00%         N/A          N/A          1.00%
Select                  1.00%         0.10%        0.28%        1.38%
Preferred               1.00%         N/A          0.26%        1.26%
Advisors Select         1.00%         0.30%        0.45%        1.75%
Advisors Signature      1.00%         0.35%        0.53%        1.88%
Advisors Preferred      1.00%         0.25%        0.32%        1.57%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           1.00%         N/A          0.01%        1.01%
Select                  1.00%         0.10%        0.29%        1.39%
Preferred               1.00%         N/A          0.27%        1.27%
Advisors Select         1.00%         0.30%        0.46%        1.76%
Advisors Signature      1.00%         0.35%        0.54%        1.89%
Advisors Preferred      1.00%         0.25%        0.33%        1.58%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5
10
Institutional      $102     $318   $552   $1,225    $102  $318    $552  $1,225
Select             $140     $437   $755   $1,657    $140  $437    $755  $1,657
Preferred          $128     $400   $692   $1,523    $128  $400    $692  $1,523
Advisors Select    $178     $551   $949   $2,062    $178  $551    $949  $2,062
Advisors Signature $191     $591 $1,016   $2,201    $191  $591  $1,016  $2,201
Advisors Preferred $160     $496   $855   $1,867    $160  $496    $855  $1,867

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10        1     3        5      10
Institutional      $103     $322   $558   $1,236      $103  $322    $558  $1,236
Select             $142     $440   $761   $1,669      $142  $440    $761  $1,669
Preferred          $129     $403   $697   $1,534      $129  $403    $697  $1,534
Advisors Select    $179     $554   $954    $2073      $179  $554    $954   $2073
Advisors Signature $192     $594 $1,021   $2,212      $192  $594  $1,021  $2,212
Advisors Preferred $161     $499   $860   $1,878      $161  $499    $860  $1,878

PARTNERS MIDCAP VALUE FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           1.00%         N/A          N/A          1.00%         -                1.00%
Select                  1.00%         0.10%        0.28%        1.38%         -                1.38%
Preferred               1.00%         N/A          0.26%        1.26%         -                1.26%
Advisors Select         1.00%         0.30%        0.45%        1.75%         -                1.75%
Advisors Signature      1.00%         0.35%        0.53%        1.88%         -                1.88%
Advisors Preferred      1.00%         0.25%        0.32%        1.57%         -                1.57%
Class J                 1.00%         0.50%        0.35%        1.85%         -                1.85%
Class A[ (1)]           1.00%         0.25%        5.94%        7.19%         5.44%            1.75%
Class B[ (1)]           1.00%         1.00%        21.38%       23.38%        20.88%           2.50%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           1.00%         N/A          0.01%        1.01%         -                1.01%
Select                  1.00%         0.10%        0.29%        1.39%         -                1.39%
Preferred               1.00%         N/A          0.27%        1.27%         -                1.27%
Advisors Select         1.00%         0.30%        0.46%        1.76%         -                1.76%
Advisors Signature      1.00%         0.35%        0.54%        1.89%         -                1.89%
Advisors Preferred      1.00%         0.25%        0.33%        1.58%         -                1.58%
Class J                 1.00%         0.50%        0.36%        1.86%         -                1.86%
Class A [(1)]           1.00%         0.25%        5.95%        7.20%         5.45%            1.75%
Class B[ (1)]           1.00%         1.00%        21.39%       23.39%        20.89%           2.50%

_______________
[(1) ] The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending February 28, 2007. The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class) not to exceed 1.75% for Class A shares and 2.50% for Class B shares.

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional      $102     $318   $552   $1,225    $102  $318    $552  $1,225
Select             $140     $437   $755   $1,657    $140  $437    $755  $1,657
Preferred          $128     $400   $692   $1,523    $128  $400    $692  $1,523
Advisors Select    $178     $551   $949   $2,062    $178  $551    $949  $2,062
Advisors Signature $191     $591 $1,016   $2,201    $191  $591  $1,016  $2,201
Advisors Preferred $160     $496   $855   $1,867    $160  $496    $855  $1,867
Class J            $288     $582 $1,001   $2,169    $288  $582  $1,001  $2,169
Class A            $743   $2,036 $3,357   $6,415    $743$2,036  $3,357  $6,415
Class B [(1)]      $653   $4,213 $6,836   $9,227    $253$3,999  $6,741  $9,227

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional      $103     $322   $558   $1,236     $103  $322    $558  $1,236
Select             $142     $440   $761    $1669     $142  $440    $761   $1669
Preferred          $129     $403   $697    $1534     $129  $403    $697   $1534
Advisors Select    $179     $554   $954    $2073     $179  $554    $954   $2073
Advisors Signature $192     $594  $1021    $2212     $192  $594   $1021   $2212
Advisors Preferred $161     $499   $860    $1878     $161  $499    $860   $1878
Class J            $289     $585 $1,006   $2,180     $189  $585  $1,006  $2,180
Class A            $743   $2,037 $3,360   $6,421     $743$2,037  $3,360  $6,421
Class B [(1)]      $653   $4,214 $6,838   $9,228     $253$4,001  $6,743  $9,228
________________
[(1)] Reflects the conversion of Class B shares to Class A shares after 7 years.

PARTNERS MIDCAP VALUE FUND I
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           1.00%         N/A          N/A          1.00%
Select                  1.00%         0.10%        0.28%        1.38%
Preferred               1.00%         N/A          0.26%        1.26%
Advisors Select         1.00%         0.30%        0.45%        1.75%
Advisors Signature      1.00%         0.35%        0.53%        1.88%
Advisors Preferred      1.00%         0.25%        0.32%        1.57%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           1.00%         N/A          0.01%        1.01%
Select                  1.00%         0.10%        0.29%        1.39%
Preferred               1.00%         N/A          0.27%        1.27%
Advisors Select         1.00%         0.30%        0.46%        1.76%
Advisors Signature      1.00%         0.35%        0.54%        1.89%
Advisors Preferred      1.00%         0.25%        0.33%        1.58%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional      $102     $318   $552   $1,225     $102  $318    $552  $1,225
Select             $140     $437   $755   $1,657     $140  $437    $755  $1,657
Preferred          $128     $400   $692   $1,523     $128  $400    $692  $1,523
Advisors Select    $178     $551   $949   $2,062     $178  $551    $949  $2,062
Advisors Signature $191     $591 $1,016   $2,201     $191  $591  $1,016  $2,201
Advisors Preferred $160     $496   $855   $1,867     $160  $496    $855  $1,867

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional      $103     $322   $558   $1,236     $103  $322    $558  $1,236
Select             $142     $440   $761    $1669     $142  $440    $761   $1669
Preferred          $129     $403   $697    $1534     $129  $403    $697   $1534
Advisors Select    $179     $554   $954    $2073     $179  $554    $954   $2073
Advisors Signature $192     $594  $1021    $2212     $192  $594   $1021   $2212
Advisors Preferred $161     $499   $860    $1878     $161  $499    $860   $1878
________________

PARTNERS SMALLCAP BLEND FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           1.00%         N/A          N/A          1.00%
Select                  1.00%         0.10%        0.28%        1.38%
Preferred               1.00%         N/A          0.26%        1.26%
Advisors Select         1.00%         0.30%        0.45%        1.75%
Advisors Signature      1.00%         0.35%        0.53%        1.88%
Advisors Preferred      1.00%         0.25%        0.32%        1.57%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           1.00%         N/A          0.01%        1.01%
Select                  1.00%         0.10%        0.29%        1.39%
Preferred               1.00%         N/A          0.27%        1.27%
Advisors Select         1.00%         0.30%        0.46%        1.76%
Advisors Signature      1.00%         0.35%        0.54%        1.89%
Advisors Preferred      1.00%         0.25%        0.33%        1.58%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional      $102     $318   $552   $1,225    $102  $318    $552  $1,22
Select             $140     $437   $755   $1,657    $140  $437    $755  $1,65
Preferred          $128     $400   $692   $1,523    $128  $400    $692  $1,523
Advisors Select    $178     $551   $949   $2,062    $178  $551    $949  $2,062
Advisors Signature $191     $591 $1,016   $2,201    $191  $591  $1,016  $2,201
Advisors Preferred $160     $496   $855   $1,867    $160  $496    $855  $1,867

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional      $103     $322   $558   $1,236     $103  $322    $558  $1,236
Select             $142     $440   $761    $1669     $142  $440    $761   $1669
Preferred          $129     $403   $697    $1534     $129  $403    $697   $1534
Advisors Select    $179     $554   $954    $2073     $179  $554    $954   $2073
Advisors Signature $192     $594  $1021    $2212     $192  $594   $1021   $2212
Advisors Preferred $161     $499   $860    $1878     $161  $499    $860   $1878
________________

PARTNERS SMALLCAP GROWTH FUND I
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           1.10%         N/A          N/A          1.10%         -                1.10%
Select                  1.10%         0.10%        0.28%        1.48%         -                1.48%
Preferred               1.10%         N/A          0.26%        1.36%         -                1.36%
Advisors Select         1.10%         0.30%        0.45%        1.85%         -                1.85%
Advisors Signature      1.10%         0.35%        0.53%        1.98%         -                1.98%
Advisors Preferred      1.10%         0.25%        0.32%        1.67%         -                1.67%
Class J[ (1)]           1.10%         0.50%        0.61%        2.21%         0.16%            2.05%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           1.10%         N/A          0.02%        1.12%         -                1.12%
Select                  1.10%         0.10%        0.30%        1.50%         -                1.50%
Preferred               1.10%         N/A          0.28%        1.38%         -                1.38%
Advisors Select         1.10%         0.30%        0.47%        1.87%         -                1.87%
Advisors Signature      1.10%         0.35%        0.55%        2.00%         -                2.00%
Advisors Preferred      1.10%         0.25%        0.34%        1.69%         -                1.69%
Class J[ (1)]           1.10%         0.50%        0.63%        2.23%         0.18%            2.05%

_______________
[(1)] The Manager has contractually agreed to limit the expenses paid by the
  Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 2.05%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional      $112     $350   $606   $1,340    $112  $350    $606  $1,340
Select             $151     $468   $808   $1,768    $151  $468    $808  $1,768
Preferred          $138     $431   $745   $1,635    $138  $431    $745  $1,635
Advisors Select    $188     $582 $1,001   $2,169    $188  $582  $1,001  $2,169
Advisors Signature $201     $621 $1,068   $2,306    $201  $621  $1,068  $2,306
Advisors Preferred $170     $526   $907   $1,976    $170  $526    $907  $1,976
Class J            $308     $673 $1,168   $2,530    $208  $673  $1,168  $2,530

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional      $114     $356   $617   $1,363    $114  $356    $617  $1,363
Select             $153     $474   $818    $1791    $153  $474    $818   $1791
Preferred          $140     $437   $755    $1657    $140  $437    $755   $1657
Advisors Select    $190     $588  $1011    $2190    $190  $588   $1011   $2190
Advisors Signature $203     $627  $1078    $2327    $203  $627   $1078   $2327
Advisors Preferred $172     $533   $918    $1998    $172  $533    $918   $1998
Class J            $308     $677 $1,176   $2,548    $208  $677  $1,176  $2,548

PARTNERS SMALLCAP GROWTH FUND II
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           1.00%         N/A          N/A          1.00%         -                1.00%
Select                  1.00%         0.10%        0.28%        1.38%         -                1.38%
Preferred               1.00%         N/A          0.26%        1.26%         -                1.26%
Advisors Select         1.00%         0.30%        0.45%        1.75%         -                1.75%
Advisors Signature      1.00%         0.35%        0.53%        1.88%         -                1.88%
Advisors Preferred      1.00%         0.25%        0.32%        1.57%         -                1.57%
Class J[ (1)]           1.00%         0.50%        0.64%        2.14%         0.09%            2.05%
Class A [(2)]           1.00%         0.25%        0.70%        1.95%         0.00%            1.95%
Class B[ (2)]           1.00%         0.91%        0.92%        2.83%         0.13%            2.70%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           1.00%         N/A          0.01%        1.01%         -                1.01%
Select                  1.00%         0.10%        0.29%        1.39%         -                1.39%
Preferred               1.00%         N/A          0.27%        1.27%         -                1.27%
Advisors Select         1.00%         0.30%        0.46%        1.76%         -                1.76%
Advisors Signature      1.00%         0.35%        0.54%        1.89%         -                1.89%
Advisors Preferred      1.00%         0.25%        0.33%        1.58%         -                1.58%
Class J[ (1)]           1.00%         0.50%        0.65%        2.15%         0.10%            2.05%
Class A[ (2)]           1.00%         0.25%        0.71%        1.96%         0.01%            1.95%
Class B[ (2)]           1.00%         1.00%        0.93%        2.93%         0.23%            2.70%

_______________
[(1)] The Manager has contractually agreed to limit the expenses paid by the
  Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 2.05%
[(2) ]The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending June 30, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class) not to exceed 1.95% for Class A shares and 2.70% for Class B shares.

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional      $102     $318   $552   $1,225     $102  $318    $552  $1,225
Select             $140     $437   $755   $1,657     $140  $437    $755  $1,657
Preferred          $128     $400   $692   $1,523     $128  $400    $692  $1,523
Advisors Select    $178     $551   $949   $2,062     $178  $551    $949  $2,062
Advisors Signature $191     $591 $1,016   $2,201     $191  $591  $1,016  $2,201
Advisors Preferred $160     $496   $855   $1,867     $160  $496    $855  $1,867
Class J            $317     $670 $1,149   $2,472     $217  $670  $1,149  $2,472
Class A            $762   $1,152 $1,567   $2,719     $762$1,152  $1,567  $2,719
Class B[ (1)]      $673   $1,145 $1,664   $2,824     $273  $845  $1,464  $2,824

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional      $103     $322   $558   $1,236    $103  $322    $558  $1,236
Select             $142     $440   $761   $1,669    $142  $440    $761  $1,669
Preferred          $129     $403   $697   $1,534    $129  $403    $697  $1,534
Advisors Select    $179     $554   $954   $2,073    $179  $554    $954  $2,073
Advisors Signature $192     $594 $1,021   $2,212    $192  $594  $1,021  $2,212
Advisors Preferred $161     $499   $860   $1,878    $161  $499    $860  $1,878
Class J            $308     $662 $1,144   $2,473    $208  $662  $1,144  $2,473
Class A            $762   $1,153 $1,569   $2,727    $762$1,153  $1,569  $2,727
Class B[ (1)]      $673   $1,150 $1,690   $2,871    $273  $850  $1,490  $2,871
________________
[(1) ]Reflects the conversion of Class B shares to Class A shares after 7 years.

PARTNERS SMALLCAP GROWTH FUND III
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           1.10%         N/A          N/A          1.10%
Select                  1.10%         0.10%        0.28%        1.48%
Preferred               1.10%         N/A          0.26%        1.36%
Advisors Select         1.10%         0.30%        0.45%        1.85%
Advisors Signature      1.10%         0.35%        0.53%        1.98%
Advisors Preferred      1.10%         0.25%        0.32%        1.67%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           1.10%         N/A          0.02%        1.12%
Select                  1.10%         0.10%        0.30%        1.50%
Preferred               1.10%         N/A          0.28%        1.38%
Advisors Select         1.10%         0.30%        0.47%        1.87%
Advisors Signature      1.10%         0.35%        0.55%        2.00%
Advisors Preferred      1.10%         0.25%        0.34%        1.69%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional      $112     $350   $606   $1,340    $112  $350    $606  $1,340
Select             $151     $468   $808   $1,768    $151  $468    $808  $1,768
Preferred          $138     $431   $745   $1,635    $138  $431    $745  $1,635
Advisors Select    $188     $582 $1,001   $2,169    $188  $582  $1,001  $2,169
Advisors Signature $201     $621 $1,068   $2,306    $201  $621  $1,068  $2,306
Advisors Preferred $170     $526   $907   $1,976    $170  $526    $907  $1,976

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional      $114     $356   $617   $1,363    $114  $356    $617  $1,363
Select             $153     $474   $818   $1,791    $153  $474    $818  $1,791
Preferred          $140     $437   $755   $1,657    $140  $437    $755  $1,657
Advisors Select    $190     $588 $1,011   $2,190    $190  $588  $1,011  $2,190
Advisors Signature $203     $627 $1,078   $2,327    $203  $627  $1,078  $2,327
Advisors Preferred $172     $533   $918   $1,998    $172  $533    $918  $1,998

PARTNERS SMALLCAP VALUE FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           1.00%         N/A          N/A          1.00%         -                1.00%
Select                  1.00%         0.10%        0.28%        1.38%         -                1.38%
Preferred               1.00%         N/A          0.26%        1.26%         -                1.26%
Advisors Select         1.00%         0.30%        0.45%        1.75%         -                1.75%
Advisors Signature      1.00%         0.35%        0.53%        1.88%         -                1.88%
Advisors Preferred      1.00%         0.25%        0.32%        1.57%         -                1.57%
Class J[ (1)]           1.00%         0.50%        0.55%        2.05%         0.10%            1.95%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           1.00%         N/A          0.01%        1.01%         -                1.01%
Select                  1.00%         0.10%        0.29%        1.39%         -                1.39%
Preferred               1.00%         N/A          0.27%        1.27%         -                1.27%
Advisors Select         1.00%         0.30%        0.46%        1.76%         -                1.76%
Advisors Signature      1.00%         0.35%        0.54%        1.89%         -                1.89%
Advisors Preferred      1.00%         0.25%        0.33%        1.58%         -                1.58%
Class J[ (1)]           1.00%         0.50%        0.56%        2.06%         0.11%            1.95%

_______________
[(1) ]The Manager has contractually agreed to limit the expenses paid by the
  Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 1.95%
                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional      $102     $318   $552   $1,225    $102  $318    $552  $1,225
Select             $140     $437   $755   $1,657    $140  $437    $755  $1,657
Preferred          $128     $400   $692   $1,523    $128  $400    $692  $1,523
Advisors Select    $178     $551   $949   $2,062    $178  $551    $949  $2,062
Advisors Signature $191     $591 $1,016   $2,201    $191  $591  $1,016  $2,201
Advisors Preferred $160     $496   $855   $1,867    $160  $496    $855  $1,867
Class J            $298     $631 $1,093   $2,370    $198  $631  $1,093  $2,370

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional      $103     $322   $558   $1,236    $103  $322    $558  $1,236
Select             $142     $440   $761   $1,669    $142  $440    $761  $1,669
Preferred          $129     $403   $697   $1,534    $129  $403    $697  $1,534
Advisors Select    $179     $554   $954   $2,073    $179  $554    $954  $2,073
Advisors Signature $192     $594 $1,021   $2,212    $192  $594  $1,021  $2,212
Advisors Preferred $161     $499   $860   $1,878    $161  $499    $860  $1,878
Class J            $298     $633 $1,097   $2,379    $198  $633  $1,097  $2,379

PARTNERS SMALLCAP VALUE FUND I
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           1.00%         N/A          N/A          1.00%
Select                  1.00%         0.10%        0.28%        1.38%
Preferred               1.00%         N/A          0.26%        1.26%
Advisors Select         1.00%         0.30%        0.45%        1.75%
Advisors Signature      1.00%         0.35%        0.53%        1.88%
Advisors Preferred      1.00%         0.25%        0.32%        1.57%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           1.00%         N/A          0.02%        1.02%
Select                  1.00%         0.10%        0.30%        1.40%
Preferred               1.00%         N/A          0.28%        1.28%
Advisors Select         1.00%         0.30%        0.47%        1.77%
Advisors Signature      1.00%         0.35%        0.55%        1.90%
Advisors Preferred      1.00%         0.25%        0.34%        1.59%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional      $102     $318   $552   $1,225     $102  $318    $552  $1,225
Select             $140     $437   $755   $1,657     $140  $437    $755  $1,657
Preferred          $128     $400   $692   $1,523     $128  $400    $692  $1,523
Advisors Select    $178     $551   $949   $2,062     $178  $551    $949  $2,062
Advisors Signature $191     $591 $1,016   $2,201     $191  $591  $1,016  $2,201
Advisors Preferred $160     $496   $855   $1,867     $160  $496    $855  $1,867

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional      $104     $325   $563   $1,248    $104  $325    $563  $1,248
Select             $143     $443   $766   $1,680    $143  $443    $766  $1,680
Preferred          $130     $406   $702   $1,545    $130  $406    $702  $1,545
Advisors Select    $180     $557   $959   $2,084    $180  $557    $959  $2,084
Advisors Signature $193     $597 $1,026   $2,222    $193  $597  $1,026  $2,222
Advisors Preferred $162     $502   $866   $1,889    $162  $502    $866  $1,889

PARTNERS SMALLCAP VALUE FUND II
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           1.00%         N/A          N/A          1.00%
Select                  1.00%         0.10%        0.28%        1.38%
Preferred               1.00%         N/A          0.26%        1.26%
Advisors Select         1.00%         0.30%        0.45%        1.75%
Advisors Signature      1.00%         0.35%        0.53%        1.88%
Advisors Preferred      1.00%         0.25%        0.32%        1.57%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           1.00%         N/A          0.01%        1.01%
Select                  1.00%         0.10%        0.29%        1.39%
Preferred               1.00%         N/A          0.27%        1.27%
Advisors Select         1.00%         0.30%        0.46%        1.76%
Advisors Signature      1.00%         0.35%        0.54%        1.89%
Advisors Preferred      1.00%         0.25%        0.33%        1.58%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional      $102     $318   $552   $1,225     $102  $318    $552  $1,225
Select             $140     $437   $755   $1,657     $140  $437    $755  $1,657
Preferred          $128     $400   $692   $1,523     $128  $400    $692  $1,523
Advisors Select    $178     $551   $949   $2,062     $178  $551    $949  $2,062
Advisors Signature $191     $591 $1,016   $2,201     $191  $591  $1,016  $2,201
Advisors Preferred $160     $496   $855   $1,867     $160  $496    $855  $1,867

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional      $103     $322   $558   $1,236    $103  $322    $558  $1,236
Select             $142     $440   $761   $1,669    $142  $440    $761  $1,669
Preferred          $129     $403   $697   $1,534    $129  $403    $697  $1,534
Advisors Select    $179     $554   $954   $2,073    $179  $554    $954  $2,073
Advisors Signature $192     $594 $1,021   $2,212    $192  $594  $1,021  $2,212
Advisors Preferred $161     $499   $860   $1,878    $161  $499    $860  $1,878

PREFERRED SECURITIES FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.75%         N/A          N/A          0.75%         -                0.75%
Select                  0.75%         0.10%        0.28%        1.13%         -                1.13%
Preferred               0.75%         N/A          0.26%        1.01%         -                1.01%
Advisors Select         0.75%         0.30%        0.45%        1.50%         -                1.50%
Advisors Signature      0.75%         0.35%        0.53%        1.63%         -                1.63%
Advisors Preferred      0.75%         0.25%        0.32%        1.32%         -                1.32%
Class J[ (1)]           0.75%         0.50%        0.38%        1.63%         0.03%            1.60%
Class A[ (2)            ]0.75%        0.25%        4.23%        5.23%         4.23%            1.00%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.75%         N/A          0.01%        0.76%         -                0.76%
Select                  0.75%         0.10%        0.29%        1.14%         -                1.14%
Preferred               0.75%         N/A          0.27%        1.02%         -                1.02%
Advisors Select         0.75%         0.30%        0.46%        1.51%         -                1.51%
Advisors Signature      0.75%         0.35%        0.54%        1.64%         -                1.64%
Advisors Preferred      0.75%         0.25%        0.33%        1.33%         -                1.33%
Class J[ (1)]           0.75%         0.50%        0.39%        1.64%         0.04%            1.60%
Class A[ (2)]           0.75%         0.25%        4.24%        5.24%         4.24%            1.00%

_______________
[(1) ]The Manager has contractually agreed to limit the expenses paid by the
  Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 1.60%
[(2) ] The Manager has contractually agreed to limit the expenses paid by the
  Class A shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to such share class) not to exceed 1.00%.
                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $77     $240   $417     $930      $77  $240    $417    $930
Select             $115     $359   $622   $1,375     $115  $359    $622  $1,375
Preferred          $103     $322   $558   $1,236     $103  $322    $558  $1,236
Advisors Select    $153     $474   $818   $1,791     $153  $474    $818  $1,791
Advisors Signature $166     $514   $887   $1,933     $166  $514    $887  $1,933
Advisors Preferred $134     $418   $723   $1,590     $134  $418    $723  $1,590
Class J            $263     $511   $883   $1,930     $163  $511    $883  $1,930
Class A            $572   $1,543 $2,579   $5,149     $572$1,543  $2,579  $5,149

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $78     $243   $422     $942      $78  $243    $422    $942
Select             $116     $362   $628   $1,386     $116  $362    $628  $1,386
Preferred          $104     $325   $563   $1,248     $104  $325    $563  $1,248
Advisors Select    $154     $477   $824   $1,802     $154  $477    $824  $1,802
Advisors Signature $167     $517   $892   $1,944     $167  $517    $892  $1,944
Advisors Preferred $135     $421   $729   $1,601     $135  $421    $729  $1,601
Class J            $263     $513   $887   $1,940     $163  $513    $887  $1,940
Class A            $572   $1,545 $2,583   $5,156     $572$1,545  $2,583  $5,156

PRINCIPAL LIFETIME 2010 FUND
                       ANNUAL FUND OPERATING EXPENSES (1)
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.12 %        N/A          N/A          0.12%         -                0.12%
Select                  0.12 %        0.10%        0.28%        0.50%         -                0.50%
Preferred               0.12 %        N/A          0.26%        0.38%         -                0.38%
Advisors Select         0.12 %        0.30%        0.45%        0.87%         -                0.87%
Advisors Signature      0.12 %        0.35%        0.53%        1.00%         -                1.00%
Advisors Preferred      0.12 %        0.25%        0.32%        0.69%         -                0.69%
Class J[ (2)]           0.12 %        0.50%        0.11%        0.73%         -                0.73%
Class A[ (3)]           0.12 %        0.25%        3.48%        3.85%         3.35%            0.50%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.12 %        N/A          0.01%        0.13%         -                0.13%
Select                  0.12 %        0.10%        0.29%        0.51%         -                0.51%
Preferred               0.12 %        N/A          0.27%        0.39%         -                0.39%
Advisors Select         0.12 %        0.30%        0.46%        0.88%         -                0.88%
Advisors Signature      0.12 %        0.35%        0.54%        1.01%         -                1.01%
Advisors Preferred      0.12 %        0.25%        0.33%        0.70%         -                0.70%
Class J [(2)]           0.12 %        0.50%        0.12%        0.74%         -                0.13%
Class A[ (3)]           0.12 %        0.25%        3.49%        3.86%         3.36%            0.50%

_______________
[(1)  ]The Fund is a fund of funds which invests in other PIF Funds ("underlying funds"). The Fund as a shareholder in the underlying funds indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00% and on a pro forma basis from 0.17% to 1.04%.
[(2) ]The Manager has contractually agreed to limit the expenses paid by the
  Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 0.75%
[(3) ] The Manager has contractually agreed to limit the expenses paid by the Class A shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to such share class) not to exceed 0.50%.

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $13      $40    $69     $157      $13   $40     $69    $157
Select              $51     $161   $281     $631      $51  $161    $281    $631
Preferred           $39     $123   $215     $484      $39  $123    $215    $484
Advisors Select     $89     $278   $484   $1,075      $89  $278    $484  $1,075
Advisors Signature $102     $319   $554   $1,228     $102  $319    $554  $1,228
Advisors Preferred  $71     $221   $386     $862      $71  $221    $386    $862
Class J            $175     $234   $407     $909      $75  $234    $407    $909
Class A            $623   $1,340 $2,129   $4,182     $623$1,340  $2,129  $4,182

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $14      $43    $75     $170      $14   $43     $75    $170
Select              $52     $164   $287     $644      $52  $164    $287    $644
Preferred           $40     $126   $220     $496      $40  $126    $220    $496
Advisors Select     $90     $281   $489   $1,087      $90  $281    $489  $1,087
Advisors Signature $103     $322   $559   $1,239     $103  $322    $559  $1,239
Advisors Preferred  $72     $225   $391     $874      $72  $225    $391    $874
Class J            $176     $237   $413     $921      $76  $237    $413    $921
Class A            $623   $1,342 $2,133   $4,192     $623$1,342  $2,133  $4,192

PRINCIPAL LIFETIME 2020 FUND
                      ANNUAL FUND OPERATING EXPENSES[(1)]
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.12 %        N/A          N/A          0.12%         -                0.12%
Select                  0.12 %        0.10%        0.28%        0.50%         -                0.50%
Preferred               0.12 %        N/A          0.26%        0.38%         -                0.38%
Advisors Select         0.12 %        0.30%        0.45%        0.87%         -                0.87%
Advisors Signature      0.12 %        0.35%        0.53%        1.00%         -                1.00%
Advisors Preferred      0.12 %        0.25%        0.32%        0.69%         -                0.69%
Class J [(2)]           0.12 %        0.50%        0.11%        0.73%         -                0.73%
Class A [(3)]           0.1225%       0.25%        3.64%        4.0125%       3.52%            0.50%
Class B[ (3)]           0.1225%       1.00%        11.66%       12.7825%      11.54%           1.25%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.12 %        N/A          0.01%        0.13%         -                0.13%
Select                  0.12 %        0.10%        0.29%        0.51%         -                0.51%
Preferred               0.12 %        N/A          0.27%        0.39%         -                0.39%
Advisors Select         0.12 %        0.30%        0.46%        0.88%         -                0.88%
Advisors Signature      0.12 %        0.35%        0.54%        1.01%         -                1.01%
Advisors Preferred      0.12 %        0.25%        0.33%        0.70%         -                0.70%
Class J[ (2)]           0.12 %        0.50%        0.12%        0.74%         -                0.74%
Class A[ (3)]           0.12 %        0.25%        3.65%        4.02%         3.52%            0.50%
Class B[ (3)]           0.12 %        1.00%        11.67%       12.79%        11.54%           1.25%

_______________
[(1)]  The Fund is a fund of funds which invests in other PIF Funds ("underlying funds"). The Fund as a shareholder in the underlying funds indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00% and on a pro forma basis from 0.17% to 1.04%.
[(2)] The Manager has contractually agreed to limit the expenses paid by the
  Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 0.75%
[(3) ] The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending February 28, 2007. The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class) not to exceed 0.50% for Class A shares and 1.25% for Class B shares.

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10

Institutional       $13      $40    $69     $157      $13   $40     $69    $157
Select              $51     $161   $281     $631      $51  $161    $281    $631
Preferred           $39     $123   $215     $484      $39  $123    $215    $484
Advisors Select     $89     $278   $484   $1,075      $89  $278    $484  $1,075
Advisors Signature $102     $319   $554   $1,228     $102  $319    $554  $1,228
Advisors Preferred  $71     $221   $386     $862      $71  $221    $386    $862
Class J            $175     $234   $407     $909      $75  $234    $407    $909
Class A            $623   $1,368 $2,186   $4,304     $623$1,368  $2,186  $4,304
Class B[ (1)]      $527   $2,695 $4,704   $7,153     $127$2,425  $4,551  $7,153

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $14      $43    $75     $170      $14   $43     $75    $170
Select              $52     $164   $287     $644      $52  $164    $287    $644
Preferred           $40     $126   $220     $496      $40  $126    $220    $496
Advisors Select     $90     $281   $489   $1,087      $90  $281    $489  $1,087
Advisors Signature $103     $322   $559   $1,239     $103  $322    $559  $1,239
Advisors Preferred  $72     $225   $391     $874      $72  $225    $391    $874
Class J            $176     $237   $413     $921      $76  $237    $413    $921
Class A            $623   $1,370 $2,191   $4,313     $623$1,370  $2,191  $4,313
Class B[ (1)]      $527   $2,697 $4,707   $7,159     $127$2,427  $4,554  $7,159
________________
[(1) ]Reflects the conversion of Class B shares to Class A shares after 7 years.

PRINCIPAL LIFETIME 2030 FUND
                      ANNUAL FUND OPERATING EXPENSES[ (1)]
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.12 %        N/A          N/A          0.12%         -                0.12%
Select                  0.12 %        0.10%        0.28%        0.50%         -                0.50%
Preferred               0.12 %        N/A          0.26%        0.38%         -                0.38%
Advisors Select         0.12 %        0.30%        0.45%        0.87%         -                0.87%
Advisors Signature      0.12 %        0.35%        0.53%        1.00%         -                1.00%
Advisors Preferred      0.12 %        0.25%        0.32%        0.69%         -                0.69%
Class J[ (2)]           0.12 %        0.50%        0.17%        0.79%         0.04%            0.75%
Class A[ (3)]           0.12 %        0.25%        5.67%        6.04%         5.54%            0.50%
Class B[ (3)]           0.12 %        1.00%        11.46%       12.58%        11.33%           1.25%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.12 %        N/A          0.01%        0.12%         -                0.12%
Select                  0.12 %        0.10%        0.29%        0.50%         -                0.50%
Preferred               0.12 %        N/A          0.27%        0.38%         -                0.38%
Advisors Select         0.12 %        0.30%        0.46%        0.87%         -                0.87%
Advisors Signature      0.12 %        0.35%        0.54%        1.00%         -                1.00%
Advisors Preferred      0.12 %        0.25%        0.33%        0.69%         -                0.69%
Class J[ (2)]           0.12 %        0.50%        0.18%        0.79%         0.04%            0.75%
Class A [(3)]           0.12 %        0.25%        5.68%        6.04%         5.54%            0.50%
Class B[ (3)]           0.12 %        1.00%        11.47%       12.58%        11.33%           1.25%

_______________
[(1)  ]The Fund is a fund of funds which invests in other PIF Funds ("underlying funds"). The Fund as a shareholder in the underlying funds indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00% and on a pro forma basis from 0.17% to 1.04%.
[(2)]The Manager has contractually agreed to limit the expenses paid by the
  Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 0.75%
[(3)]
  The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending February 28, 2007. The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class) not to exceed 0.50% for Class A shares and 1.25% for Class B shares.

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional       $13      $40    $69     $157     $13   $40     $69    $157
Select              $51     $161   $281     $631     $51  $161    $281    $631
Preferred           $39     $123   $215     $484     $39  $123    $215    $484
Advisors Select     $89     $278   $484   $1,075     $89  $278    $484  $1,075
Advisors Signature $102     $319   $554   $1,228    $102  $319    $554  $1,228
Advisors Preferred  $71     $221   $386     $862     $71  $221    $386    $862
Class J            $177     $248   $435     $976     $77  $248    $435    $976
Class A            $623   $1,720 $2,884   $5,688    $623$1,720  $2,884  $5,688
Class B[ (1)]      $527   $2,665 $4,653   $7,473    $127$2,394  $4,499  $7,473

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional       $13      $40    $69     $157     $13   $40     $69    $157
Select              $51     $161   $281     $631     $51  $161    $281    $631
Preferred           $39     $123   $215     $484     $39  $123    $215    $484
Advisors Select     $89     $278   $484   $1,075     $89  $278    $484  $1,075
Advisors Signature $102     $319   $554   $1,228    $102  $319    $554  $1,228
Advisors Preferred  $71     $221   $386     $862     $71  $221    $386    $862
Class J            $177     $248   $435     $976     $77  $248    $435    $976
Class A            $623   $1,721 $2,885   $5,690    $623$1,721  $2,885  $5,690
Class B[ (1)]      $527   $2,665 $4,654   $7,474    $127$2,394  $4,499  $7,474
________________
[(1)] Reflects the conversion of Class B shares to Class A shares after 7 years.

PRINCIPAL LIFETIME 2040 FUND
                      ANNUAL FUND OPERATING EXPENSES[ (1)]
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.12 %        N/A          N/A          0.12%         -                0.12%
Select                  0.12 %        0.10%        0.28%        0.50%         -                0.50%
Preferred               0.12 %        N/A          0.26%        0.38%         -                0.38%
Advisors Select         0.12 %        0.30%        0.45%        0.87%         -                0.87%
Advisors Signature      0.12 %        0.35%        0.53%        1.00%         -                1.00%
Advisors Preferred      0.12 %        0.25%        0.32%        0.69%         -                0.69%
Class J[ (2)            ]0.12 %       0.50%        0.25%        0.87%         0.12%            0.75%
Class A [(3)            ]0.12 %       0.25%        8.02%        8.39%         7.89%            0.50%
Class B[ (3)            ]0.12 %       1.00%        13.34%       14.46%        13.21%           1.25%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.12 %        N/A          0.01%        0.13%         -                0.13%
Select                  0.12 %        0.10%        0.29%        0.51%         -                0.51%
Preferred               0.12 %        N/A          0.27%        0.39%         -                0.39%
Advisors Select         0.12 %        0.30%        0.46%        0.88%         -                0.88%
Advisors Signature      0.12 %        0.35%        0.54%        1.01%         -                1.01%
Advisors Preferred      0.12 %        0.25%        0.33%        0.70%         -                0.70%
Class J[ (2)]           0.12 %        0.50%        0.26%        0.88%         0.13%            0.75%
Class A[ (3)]           0.12 %        0.25%        8.03%        8.40%         7.90%            0.50%
Class B[ (3)]           0.12 %        1.00%        13.35%       14.47%        13.22%           1.25%

_______________
[(1)  ]The Fund is a fund of funds which invests in other PIF Funds ("underlying funds"). The Fund as a shareholder in the underlying funds indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00% and on a pro forma basis from 0.17% to 1.04%.
[(2) ]The Manager has contractually agreed to limit the expenses paid by the
  Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 0.75%
[(3) ] The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending February 28, 2007. The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class) not to exceed 0.50% for Class A shares and 1.25% for Class B shares.

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $13      $40    $69     $157      $13   $40     $69    $157
Select              $51     $161   $281     $631      $51  $161    $281    $631
Preferred           $39     $123   $215     $484      $39  $123    $215    $484
Advisors Select     $89     $278   $484   $1,075      $89  $278    $484  $1,075
Advisors Signature $102     $319   $554   $1,228     $102  $319    $554  $1,228
Advisors Preferred  $71     $221   $386     $862      $71  $221    $386    $862
Class J            $177     $264   $470   $1,062      $77  $264    $470  $1,062
Class A            $623   $2,112 $3,622   $6,972     $623$2,112  $3,622  $6,972
Class B[ (1)]      $527   $2,945 $5,112   $8,241     $127$2,684  $4,969  $8,241

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $14      $43    $75     $170      $14   $43     $75    $170
Select              $52     $164   $287     $644      $52  $164    $287    $644
Preferred           $40     $126   $220     $496      $40  $126    $220    $496
Advisors Select     $90     $281   $489   $1,087      $90  $281    $489  $1,087
Advisors Signature $103     $322   $559   $1,239     $103  $322    $559  $1,239
Advisors Preferred  $72     $225   $391     $874      $72  $225    $391    $874
Class J            $177     $266   $474   $1,073      $77  $266    $474  $1,073
Class A            $623   $2,114 $3,626   $6,978     $623$2,114  $3,626  $6,978
Class B[ (1)]      $527   $2,947 $5,115   $8,245     $127$2,686  $4,972  $8,245
________________
[(1)] Reflects the conversion of Class B shares to Class A shares after 7 years.

PRINCIPAL LIFETIME 2050 FUND
                      ANNUAL FUND OPERATING EXPENSES[ (1)]
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.12 %        N/A          N/A          0.12%         -                0.12%
Select                  0.12 %        0.10%        0.28%        0.50%         -                0.50%
Preferred               0.12 %        N/A          0.26%        0.38%         -                0.38%
Advisors Select         0.12 %        0.30%        0.45%        0.87%         -                0.87%
Advisors Signature      0.12 %        0.35%        0.53%        1.00%         -                1.00%
Advisors Preferred      0.12 %        0.25%        0.32%        0.69%         -                0.69%
Class J (2)             0.12 %        0.50%        0.59%        1.21%         0.46%            0.75%
Class A (3)             0.12 %        0.25%        19.54%       19.91%        19.41%           0.50%
Class B (3)             0.12 %        1.00%        3.23%        4.35%         3.10%            1.25%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.12 %        N/A          0.01%        0.13%         -                0.13%
Select                  0.12 %        0.10%        0.29%        0.51%         -                0.51%
Preferred               0.12 %        N/A          0.27%        0.39%         -                0.39%
Advisors Select         0.12 %        0.30%        0.46%        0.88%         -                0.88%
Advisors Signature      0.12 %        0.35%        0.54%        1.01%         -                1.01%
Advisors Preferred      0.12 %        0.25%        0.33%        0.70%         -                0.70%
Class J[ (2)]           0.12 %        0.50%        0.60%        1.22%         0.47%            0.75%
Class A[ (3)            ]0.12 %       0.25%        19.55%       19.92%        19.42%           0.50%
Class B[ (3)]           0.12 %        1.00%        3.24%        4.36%         3.11%            1.25%

_______________
[(1)]
  The Fund is a fund of funds which invests in other PIF Funds ("underlying funds"). The Fund as a shareholder in the underlying funds indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00% and on a pro forma basis from 0.17% to 1.04%.
[(2)]
  The Manager has contractually agreed to limit the expenses paid by the Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 0.75%
[(3)]
  The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending February 28, 2007. The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class) not to exceed 0.50% for Class A shares and 1.25% for Class B shares.

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10        1     3        5      10
Institutional       $13      $40    $69     $157       $13   $40     $69    $157
Select              $51     $161   $281     $631       $51  $161    $281    $631
Preferred           $39     $123   $215     $484       $39  $123    $215    $484
Advisors Select     $89     $278   $484   $1,075       $89  $278    $484  $1,075
Advisors Signature $102     $319   $554   $1,228      $102  $319    $554  $1,228
Advisors Preferred  $71     $221   $386     $862       $71  $221    $386    $862
Class J            $177     $331   $614   $1,421       $77  $331    $614  $1,421
Class A            $623   $3,779 $6,301   $9,965      $623$3,779  $6,301  $9,965
Class B[ (1)]      $527   $1,287 $2,112   $7,992      $127  $987  $1,912  $7,992

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $14      $43    $75     $170      $14   $43     $75    $170
Select              $52     $164   $287     $644      $52  $164    $287    $644
Preferred           $40     $126   $220     $496      $40  $126    $220    $496
Advisors Select     $90     $281   $489   $1,087      $90  $281    $489  $1,087
Advisors Signature $103     $322   $559   $1,239     $103  $322    $559  $1,239
Advisors Preferred  $72     $225   $391     $874      $72  $225    $391    $874
Class J            $177     $333   $618   $1,431      $77  $333    $618  $1,431
Class A            $623   $3,781 $6,303   $9,967     $623$3,781  $6,303  $9,967
Class B[ (1)]      $527   $1,289 $2,117   $7,997     $127  $989  $1,917  $7,997
________________
[(1)] Reflects the conversion of Class B shares to Class A shares after 7 years.

PRINCIPAL LIFETIME STRATEGIC INCOME FUND[ (1)]

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.12 %        N/A          N/A          0.12%         -                0.12%
Select                  0.12 %        0.10%        0.28%        0.50%         -                0.50%
Preferred               0.12 %        N/A          0.26%        0.38%         -                0.38%
Advisors Select         0.12 %        0.30%        0.45%        0.87%         -                0.87%
Advisors Signature      0.12 %        0.35%        0.53%        1.00%         -                1.00%
Advisors Preferred      0.12 %        0.25%        0.32%        0.69%         -                0.69%
Class J[ (2)]           0.12 %        0.50%        0.15%        0.77%         0.02%            0.75%
Class A [(3)]           0.12 %        0.25%        4.39%        4.76%         4.26%            0.50%
Class B[ (3)]           0.12 %        1.00%        3.26%        4.38%         3.13%            1.25%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.12 %        N/A          0.01%        0.13%         -                0.13%
Select                  0.12 %        0.10%        0.29%        0.51%         -                0.51%
Preferred               0.12 %        N/A          0.27%        0.39%         -                0.39%
Advisors Select         0.12 %        0.30%        0.46%        0.88%         -                0.88%
Advisors Signature      0.12 %        0.35%        0.54%        1.01%         -                1.01%
Advisors Preferred      0.12 %        0.25%        0.33%        0.70%         -                0.70%
Class J [(2)]           0.12 %        0.50%        0.16%        0.78%         0.03%            0.75%
Class A [(3)]           0.12 %        0.25%        4.40%        4.77%         4.27%            0.50%
Class B[ (3)]           0.12 %        1.00%        3.27%        4.39%         3.14%            1.25%

_______________
[(1)]The Fund is a fund of funds which invests in other PIF Funds ("underlying funds"). The Fund as a shareholder in the underlying funds indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00% and on a pro forma basis from 0.17% to 1.04%.
[(2)]
  The Manager has contractually agreed to limit the expenses paid by the Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 0.75%
[(3)]The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending February 28, 2007. The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class) not to exceed 0.50% for Class A shares and 1.25% for Class B shares.

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $13      $40    $69     $157      $13   $40     $69    $157
Select              $51     $161   $281     $631      $51  $161    $281    $631
Preferred           $39     $123   $215     $484      $39  $123    $215    $484
Advisors Select     $89     $278   $484   $1,075      $89  $278    $484  $1,075
Advisors Signature $102     $319   $554   $1,228     $102  $319    $554  $1,228
Advisors Preferred  $71     $221   $386     $862      $71  $221    $386    $862
Class J            $177     $244   $427     $955      $77  $244    $427    $955
Class A            $524   $1,410 $2,371   $4,793     $524$1,410  $2,371  $4,793
Class B[ (1)]      $527   $1,293 $2,123   $4,416     $127  $993  $1,923  $4,416

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $14      $43    $75     $170      $14   $43     $75    $170
Select              $52     $164   $287     $644      $52  $164    $287    $644
Preferred           $40     $126   $220     $496      $40  $126    $220    $496
Advisors Select     $90     $281   $489   $1,087      $90  $281    $489  $1,087
Advisors Signature $103     $322   $559   $1,239     $103  $322    $559  $1,239
Advisors Preferred  $72     $225   $391     $874      $72  $225    $391    $874
Class J            $177     $246   $431     $965     $177  $246    $431    $965
Class A            $524   $1,412 $2,375   $4,802     $524$1,412  $2,375  $4,802
Class B[ (1)]      $527   $1,295 $2,128   $4,425     $127  $995  $1,928  $4,425
________________
[(1) ]Reflects the conversion of Class B shares to Class A shares after 7 years.

REAL ESTATE SECURITIES FUND
                      ANNUAL FUND OPERATING EXPENSES[ (1)]
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.85%         N/A          N/A          0.85%
Select                  0.85%         0.10%        0.28%        1.23%
Preferred               0.85%         N/A          0.26%        1.11%
Advisors Select         0.85%         0.30%        0.45%        1.60%
Advisors Signature      0.85%         0.35%        0.53%        1.73%
Advisors Preferred      0.85%         0.25%        0.32%        1.42%
Class J                 0.85%         0.50%        0.28%        1.63%
Class A                 0.85%         0.25%        0.39%        1.49%
Class B                 0.85%         0.95%        0.58%        2.38%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.85%         N/A          0.01%        0.86%
Select                  0.85%         0.10%        0.29%        1.24%
Preferred               0.85%         N/A          0.27%        1.12%
Advisors Select         0.85%         0.30%        0.46%        1.61%
Advisors Signature      0.85%         0.35%        0.54%        1.74%
Advisors Preferred      0.85%         0.25%        0.33%        1.43%
Class J                 0.85%         0.50%        0.29%        1.64%
Class A                 0.85%         0.25%        0.40%        1.50%
Class B                 0.85%         1.00%        0.59%        2.44%
__________________
[(1)] If shareholders of the WM REIT Fund approve the proposed combination of that fund into the Real Estate Securities Fund pursuant to the PIF-WM Funds Reorganization (the "Combination"), the Combination is expected to occur as of the close of regular trading on the New York Stock Exchange on January 12, 2007. The Manager has contractually agreed to limit the expenses attributable to the Class A and Class B shares of the Real Estate Securities Fund following the Combination, through the period ending February 28, 2008, to 1.28% for Class A shares and 2.08% for Class B shares. Assuming the Combination had occurred at the beginning of the fiscal year ended October 31, 2005, and Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Real Estate Securities Fund under the Current Management Arrangements would have been as follows: Institutional - 0.83%, 0.00% and 0.83%; Select - 0.83%, 0.28% and 1.21%; Preferred - 0.83%, 0.26% and 1.09%; Advisors
Select - 0.83%, 0.45% and 1.58%; Advisors Signature - 0.83%, 0.53% and 1.71%;
Advisors Preferred - 0.83%, 0.32% and 1.40%; Class J - 0.83%, 0.28% and 1.61%;
Class A - 0.83%, 0.28% and 1.36%; and Class B - 0.83%, 0.37% and 2.15%. Under
the Proposed Management Arrangements, the pro forma Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Fund would have been as follows: Institutional - 0.83%, 0.01% and 0.84%; Select - 0.83%, 0.29% and 1.22%; Preferred - 0.83%, 0.27% and 1.10%; Advisors
Select - 0.83%, 0.46% and 1.59%; Advisors Signature - 0.83%, 0.54% and 1.72%;
Advisors Preferred - 0.83%, 0.33% and 1.41%; Class J - 0.83%, 0.29% and 1.62%;
Class A - 0.83%, 0.29% and 1.37%; and Class B - 0.83%, 0.38% and 2.21%. Giving
effect to the expense limitation described above, the total net operating expenses for Class A and Class B shares, respectively, would have been 1.28% and 2.08% under the Current Management Arrangements and 1.28% and 2.08% under the Proposed Management Arrangements.

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                      IF YOU SELL YOUR SHARES     IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10        1     3        5      10
Institutional       $87     $271   $471   $1,049       $87  $271    $471  $1,049
Select             $125     $390   $676   $1,489      $125  $390    $676  $1,489
Preferred          $113     $353   $612   $1,352      $113  $353    $612  $1,352
Advisors Select    $163     $505   $871   $1,900      $163  $505    $871  $1,900
Advisors Signature $176     $545   $939   $2,041      $176  $545    $939  $2,041
Advisors Preferred $145     $449   $776   $1,702      $145  $449    $776  $1,702
Class J            $266     $514   $887   $1,933      $166  $514    $887  $1,933
Class A            $718   $1,019 $1,341   $2,252      $718$1,019  $1,341  $2,252
Class B[ (1)]      $641   $1,042 $1,470   $2,391      $241  $742  $1,270  $2,391

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                      IF YOU SELL YOUR SHARES     IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $88     $274   $477   $1,061      $88  $274    $477  $1,061
Select             $126     $393   $681   $1,500     $126  $393    $681  $1,500
Preferred          $114     $356   $617   $1,363     $114  $356    $617  $1,363
Advisors Select    $164     $508   $876   $1,911     $164  $508    $876  $1,911
Advisors Signature $177     $548   $944   $2,052     $177  $548    $944  $2,052
Advisors Preferred $146     $452   $782   $1,713     $146  $452    $782  $1,713
Class J            $267     $517   $892   $1,944     $267  $517    $892  $1,944
Class A            $719   $1,022 $1,346   $2,263     $719$1,022  $1,346  $2,263
Class B[ (1)]      $647   $1,061 $1,501   $2,434     $247  $761  $1,301  $2,434
________________
[(1) ]Reflects the conversion of Class B shares to Class A shares after 7 years.

SHORT-TERM BOND FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.40%         N/A          0.13%        0.53%
Select                  0.40%         0.10%        0.44%        0.94%
Preferred               0.40%         N/A          0.39%        0.79%
Advisors Select         0.40%         0.30%        0.59%        1.29%
Advisors Signature      0.40%         0.35%        0.68%        1.43%
Advisors Preferred      0.40%         0.25%        0.46%        1.11%
Class J                 0.40%         0.50%        0.37%        1.27%
Class A                 0.40%         0.15%        0.25%        0.80%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.40%         N/A          0.15%        0.55%
Select                  0.40%         0.10%        0.46%        0.96%
Preferred               0.40%         N/A          0.41%        0.81%
Advisors Select         0.40%         0.30%        0.61%        1.31%
Advisors Signature      0.40%         0.35%        0.70%        1.45%
Advisors Preferred      0.40%         0.25%        0.48%        1.13%
Class J                 0.40%         0.50%        0.39%        1.29%
Class A                 0.40%         0.15%        0.27%        0.82%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                      IF YOU SELL YOUR SHARES     IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $54     $170   $296     $665      $54  $170    $296    $665
Select              $96     $300   $520   $1,155      $96  $300    $520  $1,155
Preferred           $81     $252   $439     $978      $81  $252    $439    $978
Advisors Select    $131     $409   $708   $1,556     $131  $409    $708  $1,556
Advisors Signature $146     $452   $782   $1,713     $146  $452    $782  $1,713
Advisors Preferred $113     $353   $612   $1,352     $113  $353    $612  $1,352
Class J            $229     $403   $697   $1,534     $129  $403    $697  $1,534
Class A            $230     $402   $588   $1,125     $230  $402    $588  $1,125

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                      IF YOU SELL YOUR SHARES     IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $56     $176   $307     $689      $56  $176    $307    $689
Select              $98     $306   $531   $1,178      $98  $306    $531  $1,178
Preferred           $83     $259   $450   $1,002      $83  $259    $450  $1,002
Advisors Select    $133     $415   $718   $1,579     $133  $415    $718  $1,579
Advisors Signature $148     $459   $792   $1,735     $148  $459    $792  $1,735
Advisors Preferred $115     $359   $622   $1,375     $115  $359    $622  $1,375
Class J            $231     $409   $708   $1,556     $131  $409    $708  $1,556
Class A            $232     $408   $598   $1,148     $232  $408    $598  $1,148

SMALLCAP BLEND FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional            0.75%         N/A          N/A          0.75%
Select                   0.75%        0.10%        0.28%         1.13%
Preferred                0.75%         N/A         0.26%         1.01%
Advisors Select          0.75%        0.30%        0.45%         1.50%
Advisors Signature       0.75%        0.35%        0.53%         1.63%
Advisors Preferred       0.75%        0.25%        0.32%         1.32%
Class J                  0.75%        0.50%        0.25%         1.50%
Class A                  0.75%        0.23%        0.39%         1.37%
Class B                  0.75%        0.93%        0.54%         2.22%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.75%         N/A          0.01%        0.76%
Select                  0.75%         0.10%        0.29%        1.14%
Preferred               0.75%         N/A          0.27%        1.02%
Advisors Select         0.75%         0.30%        0.46%        1.51%
Advisors Signature      0.75%         0.35%        0.54%        1.64%
Advisors Preferred      0.75%         0.25%        0.33%        1.33%
Class J                 0.75%         0.50%        0.26%        1.51%
Class A                 0.75%         0.25%        0.40%        1.40%
Class B                 0.75%         1.00%        0.55%        2.30%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                      IF YOU SELL YOUR SHARES     IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $77     $240   $417     $930      $77  $240    $417    $930
Select             $115     $359   $622   $1,375     $115  $359    $622  $1,375
Preferred          $103     $322   $558   $1,236     $103  $322    $558  $1,236
Advisors Select    $153     $474   $818   $1,791     $153  $474    $818  $1,791
Advisors Signature $166     $514   $887   $1,933     $166  $514    $887  $1,933
Advisors Preferred $134     $418   $723   $1,590     $134  $418    $723  $1,590
Class J            $253     $474   $818   $1,791     $153  $474    $818  $1,791
Class A            $706     $984 $1,282   $2,127     $706  $984  $1,282  $2,127
Class B[ (1)]      $625     $994 $1,390   $2,239     $225  $694  $1,190  $2,239

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                      IF YOU SELL YOUR SHARES     IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $78     $243   $422     $942      $78  $243    $422    $942
Select             $116     $362   $628   $1,386     $116  $362    $628  $1,386
Preferred          $104     $325   $563   $1,248     $104  $325    $563  $1,248
Advisors Select    $154     $477   $824   $1,802     $154  $477    $824  $1,802
Advisors Signature $167     $517   $892   $1,944     $167  $517    $892  $1,944
Advisors Preferred $135     $421   $729   $1,601     $135  $421    $729  $1,601
Class J            $254     $477   $824   $1,802     $154  $477    $824  $1,802
Class A            $709     $993 $1,297   $2,158     $709  $993  $1,297  $2,158
Class B[ (1)]      $633   $1,018 $1,430   $2,304     $233  $718  $1,230  $2,304
________________
[(1) ]Reflects the conversion of Class B shares to Class A shares after 7 years.

SMALLCAP GROWTH FUND
                      ANNUAL FUND OPERATING EXPENSES[ (1)]
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.75%         N/A          N/A          0.75%
Select                  0.75%         0.10%        0.28%        1.13%
Preferred               0.75%         N/A          0.26%        1.01%
Advisors Select         0.75%         0.30%        0.45%        1.50%
Advisors Signature      0.75%         0.35%        0.53%        1.63%
Advisors Preferred      0.75%         0.25%        0.32%        1.32%
Class J                 0.75%         0.50%        0.34%        1.59%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.75%         N/A          0.12%        0.87%
Select                  0.75%         0.10%        0.40%        1.25%
Preferred               0.75%         N/A          0.38%        1.13%
Advisors Select         0.75%         0.30%        0.57%        1.62%
Advisors Signature      0.75%         0.35%        0.65%        1.75%
Advisors Preferred      0.75%         0.25%        0.44%        1.44%
Class J                 0.75%         0.50%        0.46%        1.71%
______________
[(1) ]If shareholders of the WM Small Cap Growth Fund approve the proposed combination of that fund into the SmallCap Growth Fund pursuant to the PIF-WM Funds Reorganization (the "Combination"), the Combination is expected to occur as of the close of regular trading on the New York Stock Exchange on January 12, 2007. Assuming the Combination had occurred at the beginning of the fiscal year ended October 31, 2005, and Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the SmallCap Growth Fund under the Current Management Arrangements would have been as follows: Institutional - 0.75%, 0.00% and 0.75%; Select - 0.75%, 0.28% and 1.13%; Preferred - 0.75%, 0.26% and 1.01%; Advisors Select - 0.75%, 0.45% and
  1.50%; Advisors Signature - 0.75%, 0.53% and 1.63%; Advisors Preferred - 0.75%, 0.32% and 1.32%; and Class J - 0.75%, 0.34% and 1.59%. Under the
  Proposed Management Arrangements, the pro forma Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Fund would have been as follows: Institutional - 0.75%, 0.12% and 0.87%; Select - 0.75%, 0.40% and 1.25%; Preferred - 0.75%, 0.38% and 1.13%; Advisors
  Select - 0.75%, 0.57% and 1.62%; Advisors Signature - 0.75%, 0.65% and 1.75%;
  Advisors Preferred - 0.75%, 0.44% and 1.44%; and Class J - 0.75%, 0.46% and 1.71%.

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                      IF YOU SELL YOUR SHARES     IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $77     $240   $417     $930      $77  $240    $417    $930
Select             $115     $359   $622   $1,375     $115  $359    $622  $1,375
Preferred          $103     $322   $558   $1,236     $103  $322    $558  $1,236
Advisors Select    $153     $474   $818   $1,791     $153  $474    $818  $1,791
Advisors Signature $166     $514   $887   $1,933     $166  $514    $887  $1,933
Advisors Preferred $134     $418   $723   $1,590     $134  $418    $723  $1,590
Class J            $262     $502   $866   $1,889     $162  $502    $866  $1,889

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                      IF YOU SELL YOUR SHARES     IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $89     $278   $482   $1,073      $89  $278    $482  $1,073
Select             $127     $397   $686   $1,511     $127  $397    $686  $1,511
Preferred          $115     $359   $622   $1,375     $115  $359    $622  $1,375
Advisors Select    $165     $511   $881   $1,922     $165  $511    $881  $1,922
Advisors Signature $178     $551   $943   $2,062     $178  $551    $943  $2,062
Advisors Preferred $147     $456   $787   $1,724     $147  $456    $787  $1,724
Class J            $274     $539   $928   $2,019     $174  $539    $928  $2,019

SMALLCAP S&P 600 INDEX FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.15%         N/A          N/A          0.15%
Select                  0.15%         0.10%        0.28%        0.53%
Preferred               0.15%         N/A          0.26%        0.41%
Advisors Select         0.15%         0.30%        0.45%        0.90%
Advisors Signature      0.15%         0.35%        0.53%        1.03%
Advisors Preferred      0.15%         0.25%        0.32%        0.72%
Class J                 0.15%         0.50%        0.35%        1.00%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                              TOTAL FUND
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES
Institutional           0.15%         N/A          0.02%        0.17%
Select                  0.15%         0.10%        0.30%        0.55%
Preferred               0.15%         N/A          0.28%        0.43%
Advisors Select         0.15%         0.30%        0.47%        0.92%
Advisors Signature      0.15%         0.35%        0.55%        1.05%
Advisors Preferred      0.15%         0.25%        0.34%        0.74%
Class J                 0.15%         0.50%        0.37%        1.02%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                      IF YOU SELL YOUR SHARES     IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional       $15      $48    $85     $192     $15   $48     $85    $192
Select              $54     $170   $296     $665     $54  $170    $296    $665
Preferred           $42     $132   $230     $518     $42  $132    $230    $518
Advisors Select     $92     $287   $498   $1,108     $92  $287    $498  $1,108
Advisors Signature $105     $328   $569   $1,259    $105  $328    $569  $1,259
Advisors Preferred  $74     $230   $401     $894     $74  $230    $401    $894
Class J            $202     $318   $552   $1,225    $102  $318    $552  $1,225

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                      IF YOU SELL YOUR SHARES     IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional       $17      $55    $96     $217     $17   $55     $96    $217
Select              $55     $176   $307     $689     $55  $176    $307    $689
Preferred           $44     $138   $241     $542     $44  $138    $241    $542
Advisors Select     $94     $293   $509   $1,131     $94  $293    $509  $1,131
Advisors Signature $107     $334   $579   $1,283    $107  $334    $579  $1,283
Advisors Preferred  $79     $237   $411     $918     $79  $237    $411    $918
Class J            $204     $325   $563   $1,248    $104  $325    $563  $1,248
________________

SMALLCAP VALUE FUND
                      ANNUAL FUND OPERATING EXPENSES[ (1)]
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.75%         N/A          N/A          0.75%         -                0.75%
Select                  0.75%         0.10%        0.28%        1.13%         -                1.13%
Preferred               0.75%         N/A          0.26%        1.01%         -                1.01%
Advisors Select         0.75%         0.30%        0.45%        1.50%         -                1.50%
Advisors Signature      0.75%         0.35%        0.53%        1.63%         -                1.63%
Advisors Preferred      0.75%         0.25%        0.32%        1.32%         -                1.32%
Class J                 0.75%         0.50%        0.31%        1.56%         -                1.56%
Class A[ (2)]           0.75%         0.25%        7.89%        8.89%         7.44%            1.45%
Class B [(2)]           0.75%         1.00%        28.26%       30.01%        27.81%           2.20%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.75%         N/A          0.03%        0.78%         -                0.78%
Select                  0.75%         0.10%        0.31%        1.16%         -                1.16%
Preferred               0.75%         N/A          0.29%        1.04%         -                1.04%
Advisors Select         0.75%         0.30%        0.48%        1.53%         -                1.53%
Advisors Signature      0.75%         0.35%        0.56%        1.66%         -                1.66%
Advisors Preferred      0.75%         0.25%        0.35%        1.35%         -                1.35%
Class J                 0.75%         0.50%        0.34%        1.59%         -                1.59%
Class A [(2)]           0.75%         0.25%        7.92%        8.92%         7.47%            1.45%
Class B[ (2)]           0.75%         1.00%        28.29%       30.04%        27.84%           2.20%

_______________
[(1) ]If shareholders of the WM Small Cap Value Fund approve the proposed combination of that fund into the SmallCap Value Fund pursuant to the PIF-WM Funds Reorganization (the "Combination"), the Combination is expected to occur as of the close of regular trading on the New York Stock Exchange on January 12, 2007. The Manager has contractually agreed to limit the expenses attributable to the Class A and Class B shares of the SmallCap Value Fund following the Combination, through the period ending February 28, 2008, to 1.35% for Class A shares and 2.29% for Class B shares. Assuming the Combination had occurred at the beginning of the fiscal year ended October 31, 2005, and Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the SmallCap Value Fund under the Current Management Arrangements would have been as follows: Institutional - 0.75%, 0.00% and 0.75%; Select - 0.75%, 0.28% and 1.13%; Preferred - 0.75%, 0.26% and
  1.01%; Advisors Select - 0.75%, 0.45% and 1.50%; Advisors Signature - 0.75%, 0.53% and 1.63%; Advisors Preferred - 0.75%, 0.32% and 1.32%; Class J - 0.75%,
  0.31% and 1.56%; Class A - 0.75%, 0.40% and 1.40%; and Class B - 0.75%, 1.03%
  and 2.78%. Under the Proposed Management Arrangements, the pro forma Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Fund would have been as follows: Institutional
  - 0.75%, 0.01% and 0.76%; Select - 0.75%, 0.31% and 1.16%; Preferred - 0.75%,
  0.29% and 1.04%; Advisors Select - 0.75%, 0.48% and 1.53%; Advisors Signature
  - 0.75%, 0.56% and 1.66%; Advisors Preferred - 0.75%, 0.35% and 1.35%; Class J
  - 0.75%, 0.34% and 1.44%; Class A - 0.75%, 0.41% and 1.41%; and Class B -
  0.75%, 1.04% and 2.79%. Giving effect to the expense limitation described above, the total net operating expenses for Class A and Class B shares, respectively, would be 1.35% and 2.29% under the Current Management Arrangements and 1.35% and 2.29% under the Proposed Management Arrangements.
[(2) ]The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending February 28, 2007. The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class) not to exceed 1.45% for Class A shares and 2.20% for Class B shares.


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                      IF YOU SELL YOUR SHARES     IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $77     $240   $417     $930      $77  $240    $417    $930
Select             $115     $359   $622   $1,375     $115  $359    $622  $1,375
Preferred          $103     $322   $558   $1,236     $103  $322    $558  $1,236
Advisors Select    $153     $474   $818   $1,791     $153  $474    $818  $1,791
Advisors Signature $166     $514   $887   $1,933     $166  $514    $887  $1,933
Advisors Preferred $134     $418   $723   $1,590     $134  $418    $723  $1,590
Class J            $259     $493   $850   $1,856     $159  $493    $850  $1,856
Class A            $714   $2,282 $3,843   $7,242     $714$2,282  $3,843  $7,242
Class B[ (1)]      $623   $4,906 $7,607   $9,608     $223$4,722  $7,538  $9,608

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                      IF YOU SELL YOUR SHARES     IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Institutional       $80     $249   $433     $966      $80  $249    $433    $966
Select             $118     $368   $638   $1,409     $118  $368    $638  $1,409
Preferred          $106     $331   $574   $1,271     $106  $331    $574  $1,271
Advisors Select    $156     $483   $834   $1,824     $156  $483    $834  $1,824
Advisors Signature $169     $523   $902   $1,965     $169  $523    $902  $1,965
Advisors Preferred $137     $428   $739   $1,624     $137  $428    $739  $1,624
Class J            $262     $502   $866   $1,889     $162  $502    $866  $1,889
Class A            $714   $2,287 $3,851   $7,256     $714$2,287  $3,851  $7,256
Class B[ (1)]      $623   $4,909 $7,610   $9,610     $223$4,724  $7,541  $9,610
________________
[(1) ]Reflects the conversion of Class B shares to Class A shares after 7 years.

TAX-EXEMPT BOND FUND
                      ANNUAL FUND OPERATING EXPENSES[ (1)]
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Class A[ (2)]           0.50%         0.21%        0.07%        0.78%         0.02%           0.76%
Class B [(2)]           0.50%         0.40%        0.37%        1.27%         0.12%           1.15%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Class A [(2)]           0.50%         0.25%        0.08%        0.83%         0.07%           0.76%
Class B [(2)]           0.50%         1.00%        0.38%        1.88%         0.73%           1.15%

_______________
[(1)  ]If, pursuant to the PIF-WM Funds Reorganization, shareholders of the WM
  Tax-Exempt Bond Fund approve the proposed combination of that fund into the newly-organized PIF Tax-Exempt Bond Fund I, and shareholder of the Tax-Exempt Bond Fund approve the combination of that fund into the Tax-Exempt Bond Fund I, the fund combinations (the "Combinations") are expected to occur as of the close of regular trading on the New York Stock Exchange on January 12, 2007. The Manager has contractually agreed to limit the expenses attributable to the Class A and Class B shares of the Tax-Exempt Bond Fund I following the Combinations, through the period ending February 28, 2008, to 0.76% for Class A shares and 1.15% for Class B shares. Assuming the Combinations had occurred at the beginning of the fiscal year ended October 31, 2005, and Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Tax-Exempt Bond Fund under the Current Management Arrangements would have been as follows: Class A - 0.50%, 0.21% and 0.05%; and Class B - 0.50%, 0.40% and 0.14%. Under the Proposed Management Arrangements, the pro forma Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Fund would have been as follows: Class A - 0.50%, 0.25% and 0.06%; and Class B - 0.50%, 1.00% and
  0.15%. Giving effect to the expense limitation described above, the total net operating expenses for Class A and Class B shares, respectively, would have been 0.76% and 1.04% under the Current Management Arrangements and 0.76% and 1.15% under the Proposed Management Arrangements.
[(2) ]The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending June 30, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class) not to exceed 0.76% for Class A shares and 1.15% for Class B shares.

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                      IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10       1     3        5      10
Class A            $549     $707   $883   $1,391     $549  $707    $883  $1,391
Class B [(1)]      $517     $672   $867   $1,307     $117  $372    $667  $1,307

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                      IF YOU SELL YOUR SHARES     IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10        1     3        5      10
Class A            $549     $710   $897   $1,436      $549  $710    $897  $1,436
Class B[ (1)]      $517     $706 $1,038   $1,633      $117  $406    $838  $1,633
________________
[(1)] Reflects the conversion of Class B shares to Class A shares after 7 years.

ULTRA SHORT BOND FUND
                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.40%         N/A          N/A          0.40%         -                0.40%
Select                  0.40%         0.10%        0.28%        0.78%         -                0.78%
Preferred               0.40%         N/A          0.26%        0.66%         -                0.66%
Advisors Select         0.40%         0.30%        0.45%        1.15%         -                1.15%
Advisors Signature      0.40%         0.35%        0.53%        1.28%         -                1.28%
Advisors Preferred      0.40%         0.25%        0.32%        0.97%         -                0.97%
Class J[ (1)]           0.40%         0.50%        0.26%        1.16%         -                1.16%
Class A[ (2)]           0.40%         0.15%        0.70%        1.25%         0.50%            0.75%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND     EXPENSE
                      MANAGEMENT   RULE 12B-1      OTHER       OPERATING    REIMBURSE-         NET
SHARE CLASS              FEES         FEES       EXPENSES      EXPENSES       MENT          EXPENSES
Institutional           0.40%         N/A          0.03%        0.43%         -                0.43%
Select                  0.40%         0.10%        0.31%        0.81%         -                0.81%
Preferred               0.40%         N/A          0.29%        0.69%         -                0.69%
Advisors Select         0.40%         0.30%        0.48%        1.18%         -                1.18%
Advisors Signature      0.40%         0.35%        0.56%        1.31%         -                1.31%
Advisors Preferred      0.40%         0.25%        0.35%        1.00%         -                1.00%
Class J[ (1)]           0.40%         0.50%        0.29%        1.19%         -                1.19%
Class A[ (2)]           0.40%         0.15%        0.73%        1.28%         0.53%            0.75%

_______________
[(1) ]The Manager has contractually agreed to limit the expenses paid by the
  Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 1.20%
[(2) ]The Manager has contractually agreed to limit the expenses paid by the Class A shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to such share class) not to exceed 0.75%.

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                      IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10     1     3        5      10
Institutional       $41     $128   $224     $505    $41  $128    $224    $505
Select              $80     $249   $433     $966    $80  $249    $433    $966
Preferred           $67     $211   $368     $822    $67  $211    $368    $822
Advisors Select    $117     $365   $633   $1,398   $117  $365    $633  $1,398
Advisors Signature $130     $406   $702   $1,545   $130  $406    $702  $1,545
Advisors Preferred  $99     $309   $536   $1,190    $99  $309    $536  $1,190
Class J            $218     $368   $638   $1,409   $118  $368    $638  $1,409
Class A            $176     $435   $724   $1,545   $176  $435    $724  $1,545

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                      IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                      NUMBER OF YEARS YOU OWN YOUR SHARES
                     1        3      5       10      1     3        5      10
Institutional       $44     $138   $241     $542     $44  $138    $241    $542
Select              $83     $259   $450    $1002     $83  $259    $450   $1002
Preferred           $70     $221   $384     $859     $70  $221    $384    $859
Advisors Select    $120     $375   $649    $1432    $120  $375    $649   $1432
Advisors Signature $133     $415   $718    $1579    $133  $415    $718   $1579
Advisors Preferred $102     $318   $552    $1225    $102  $318    $552   $1225
Class J            $221     $378   $654   $1,443    $121  $378    $654  $1,443
Class A            $176     $441   $736   $1,576    $176  $441    $736  $1,576

                                                                  Appendix D

                      FORM OF AMENDED MANAGEMENT AGREEMENT

                         PRINCIPAL INVESTORS FUND, INC.
                              AMENDED AND RESTATED
                              MANAGEMENT AGREEMENT


AGREEMENT to be effective __________________, by and between PRINCIPAL INVESTORS FUND, INC., a Maryland corporation (hereinafter called the "Fund") and PRINCIPAL MANAGEMENT CORPORATION, an Iowa corporation (hereinafter called the "Manager").

                              W I T N E S S E T H:

WHEREAS, The Fund has furnished the Manager with copies properly certified or authenticated of each of the following:

(a)    Articles of Incorporation of the Fund;

(b)    Bylaws of the Fund as adopted by the Board of Directors; and

(c) Resolutions of the Board of Directors of the Fund selecting the Manager as investment adviser and approving the form of this Agreement.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the Fund hereby appoints the Manager to act as investment adviser and manager of the Fund, and the Manager agrees to act, perform or assume the responsibility therefore in the manner and subject to the conditions hereinafter set forth. The Fund will furnish the Manager from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

1.       INVESTMENT ADVISORY SERVICES

The Manager will regularly perform the following services for the Fund:

(a)    Provide investment research, advice and supervision;

(b) Provide investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work;

(c) Furnish to the Board of Directors of the Fund (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for the portfolio of each Series of the Fund consistent with each Series' investment objective and policies;

(d) Implement such of its recommended investment program as the Fund shall approve, by placing orders for the purchase and sale of securities, subject always to the provisions of the Fund's Articles of Incorporation and Bylaws and the requirements of the Investment Company Act of 1940 (the "1940 Act"), and the Fund's Registration Statement, current Prospectus and Statement of Additional Information, as each of the same shall be from time to time in effect;

(e) Advise and assist the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors and any appropriate committees of such Board regarding the general conduct of the investment business of the Fund; and

(f) Report to the Board of Directors of the Fund at such times and in such detail as the Board may deem appropriate in order to enable it to determine that the investment policies of the Fund are being observed.

2.     ACCOUNTING SERVICES

he Manager will provide all accounting services customarily required by investment companies, in accordance with the requirements of applicable laws, rules and regulations and with the policies and practices of the Fund as communicated to the Manager from time to time, including, but not limited to, the following:

(a)    Maintain fund general ledger and journal;

(b)    Prepare and record disbursements for direct Fund expenses;

(c)    Prepare daily money transfer;

(d)    Reconcile all Fund bank and custodian accounts;

(e)    Assist Fund independent auditors as appropriate;

(f)    Prepare daily projection of available cash balances;

(g) Record trading activity for purposes of determining net asset values and daily dividend;

(h) Prepare daily portfolio valuation report to value portfolio securities and determine daily accrued income;

(i) Determine the net asset value per share daily or at such other intervals as the Fund may reasonably request or as may be required by law;

(j)    Prepare monthly, quarterly, semi-annual and annual financial statements;

(k) Provide financial information for reports to the Securities and Exchange Commission in compliance with the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, the Internal Revenue Service and any other regulatory or governmental agencies as required;

(l) Provide financial, yield, net asset value, and similar information to National Association of Securities Dealers, Inc., and other survey and statistical agencies as instructed from time to time by the Fund;

(m) Investigate, assist in the selection of and conduct relations with custodians, depositories, accountants, legal counsel, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the Fund's operations; and

(n) Obtain and keep in effect fidelity bonds and directors and officers/errors and omissions insurance policies for the Fund in accordance with the requirements of the Investment Company Act of 1940 and the rules thereunder, as such bonds and policies are approved by the Fund's Board of Directors.

3.     CORPORATE ADMINISTRATIVE SERVICES

The Manager will provide the following corporate administrative services for the
Fund:

(a) furnish the services of such of the Manager's officers and employees as may be elected officers or directors of the Fund, subject to their individual consent to serve and to any limitations imposed by law;

(b) furnish office space, and all necessary office facilities and equipment, for the general corporate functions of the Fund (i.e., functions other than (i) underwriting and distribution of Fund shares; (ii) custody of Fund assets, (iii) transfer and paying agency services; and (iv) corporate and portfolio accounting services); and

(c) furnish the services of executive and clerical personnel necessary to perform the general corporate functions of the Fund.

4.     RESERVED RIGHT TO DELEGATE DUTIES AND SERVICES TO OTHERS

The Manager in assuming responsibility for the various services as set forth in this Agreement reserves the right to enter into agreements with others for the performance of certain duties and services or to delegate the performance of some or all of such duties and services to Principal Life Insurance Company, or one or more affiliates thereof; provided, however, that entry into any such agreements shall not relieve the Manager of its duty to review and monitor the performance of such persons to the extent provided in the agreements with such persons or as determined from time to time by the Board of Directors.

5.       EXPENSES BORNE BY THE MANAGER

The Manager will pay:

(a) the organizational expenses of the Fund and its portfolios and share classes, including the Fund's registration under the Investment Company Act of 1940, and the initial registration of its Capital Stock for sale under the Securities Act of 1933 with the Securities and Exchange Commission;

(b) Compensation of personnel, officers and directors who are also affiliated with the Manager; and

(c) Expenses and compensation associated with furnishing office space, and all necessary office facilities and equipment, and personnel necessary to perform the general corporate functions of the Fund.

6.     COMPENSATION OF THE MANAGER BY FUND

For all services to be rendered and payments made as provided in Sections 1, 2 and 4 hereof, the Fund will accrue daily and pay the Manager monthly, or at such other intervals as the Fund and Manager may agree, a fee based on the average of the values placed on the net assets of each Series of the Fund as of the time of determination of the net asset value on each trading day throughout the month in accordance with Schedule 1 attached hereto.

Net asset value shall be determined pursuant to applicable provisions of the Articles of Incorporation of the Fund. If pursuant to such provisions the determination of net asset value is suspended, then for the purposes of this
Section 5 the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets for each day the suspension continues.

The Manager may, at its option, waive all or part of its compensation for such period of time as it deems necessary or appropriate.

7.       EXPENSES BORNE BY FUND

The Fund will pay, without reimbursement by the Manager, all expenses attributable to the operation of the Fund or the services described in this Agreement and not specifically identified in this Agreement as being paid by the Manager.

8.       AVOIDANCE OF INCONSISTENT POSITION

In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Manager nor any of the Manager's directors, officers or employees will act as a principal or agent or receive any commission.

9.       LIMITATION OF LIABILITY OF THE MANAGER

The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Manager's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

10.      COPIES OF CORPORATE DOCUMENTS

The Fund will furnish the Manager promptly with properly certified or authenticated copies of amendments or supplements to its Articles of Incorporation or Bylaws. Also, the Fund will furnish the Manager financial and other corporate information as needed, and otherwise cooperate fully with the Manager in its efforts to carry out its duties and responsibilities under this Agreement.

11.      DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall remain in force and in effect from year to year following its execution provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by vote of a majority of the directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, or the Fund cast in person at a meeting called for the purpose of voting on such approval. This Agreement may, on sixty days written notice, be terminated at any time without the payment of any penalty, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Series, or by the Manager. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the Investment Company Act of 1940 (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

12.      AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Series to which such amendment relates and by vote of a majority of the directors who are not interested persons of the Manager, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

13.      ADDRESS FOR PURPOSE OF NOTICE

Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Fund and that of the Manager for this purpose shall be the Principal Financial Group, Des Moines, Iowa 50392-2080.

14.      MISCELLANEOUS

The captions in this Agreement are included for convenience of reference only, and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized.

                Principal Investors Fund, Inc.


                By _____________________________________________
                   Ralph C. Eucher, President and Chief Executive Officer Principal Management Corporation


                By _____________________________________________
                    Michael J. Beer, Executive Vice President

                                                                      Appendix E

                          ADDITIONAL INFORMATION ABOUT
                    THE MANAGEMENT AGREEMENT AND THE MANAGER

     This  Appendix  contains   additional   information  about  the  Management
Agreement and the Manager and its affiliates and should be read in conjunction with Proposals 2, 4 and 5.

Information About the Manager

     The Manager serves as the manager of each of the Funds pursuant to a Management Agreement between the Manager and PIF with respect to the Fund.

     The Manager was organized on January 10, 1969 and since that time has managed various mutual funds sponsored by Principal Life. At December 31, 2005 the mutual funds it manages had assets of approximately $25.1 billion.

     The following table lists the principal executive officers and directors of the Manager, their positions with PIF, if any, and their principal occupations. The address of each such person is the Principal Financial Group, Des Moines, Iowa 50392-2080.

Name and Position
with the Manager                       Position with PIF                           Principal Occupation
John E. Aschenbrenner                  None                                        Director, the Manager and Princor;
Director                                                                           President, Insurance and Financial Services,
                                                                                   Principal Financial Group, Inc.

Craig L. Bassett                       Treasurer                                   Vice President and Treasurer, Principal
Treasurer                                                                          Financial Group, Inc.

Michael J. Beer                        Executive Vice President and                Executive Vice President/Chief Operating
Executive Vice President/Chief         Principal Accounting Officer                Officer -- Mutual Funds, the Manager;
Operating Officer -- Mutual Funds                                                   Director and President, Princor

David J. Brown                         Chief Compliance Officer                    Vice President, Product & Distribution
Senior Vice President                                                              Compliance, Principal Life Insurance
                                                                                   Company; Senior Vice President, the
                                                                                   Manager and Princor

Jill R. Brown                          Vice President and Chief                    Senior Vice President and Chief
Senior Vice President and Chief         Financial Officer                          Financial Officer, the Manager and Princor
Financial Officer

Ralph C. Eucher                        Director, President and                     Director and President, the Manager;
Director and President                 Chief Executive Officer                     Director, Princor; Senior Vice President,
                                                                                   Principal Financial Group, Inc.

Ernest H. Gillum                       Vice President and Assistant Secretary      Vice President and Chief Compliance
Vice President and Chief                                                           Officer, the Manager
Compliance Officer

Layne H. Rasmussen                     Vice President and Controller               Vice President and Controller -- Mutual
Vice President and Controller --                                                    Funds, the Manager
Mutual Funds

Michael D. Roughton                    Counsel                                     Vice President and Senior Securities
Senior Vice President and Counsel                                                  Counsel, Principal Financial Group, Inc.;
                                                                                   Senior Vice President and Counsel, the
                                                                                   Manager and Princor; and Vice President/
                                                                                   Senior Securities Counsel,  Principal Global
                                                                                   Investors LLC

James F. Sager                         Assistant Secretary                         Vice President, the Manager and Princor
Vice President

Larry D. Zimpleman                     Director and Chairman of the Board          Chairman and Director, the Manager and
Director and Chairman of the Board                                                 Princor; President, and Chief Operating
                                                                                   Officer, Principal Financial Group, Inc.

Dates and Prior Approvals of Management Agreement for Each Fund

     Date. The date of the Management Agreement with respect to each of the Funds is September 30, 2005.

     Approval by the Board. The Managements Agreement with respect to each of the Funds was most recently approved by the Board of Directors on September 11, 2006 in connection with the annual continuance thereof.

     Approval by Shareholders. Shareholders of Class J shares of the Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, and Partners SmallCap Value Funds approved the Agreements on June 15, 2001. Shareholders of the other share classes (except Advisors Signature) of these Funds approved the Agreements on March 1, 2001. The Agreements for the Ultra Short Bond Fund were approved by its shareholders (except Advisors Signature) on June 15, 2001. The Agreements for the Preferred Securities Fund were approved by its Institutional Class shareholders on May 1, 2002 and its Class J shareholders on December 30, 2003. Shareholders of each Class (except Advisors Signature) of the Disciplined LargeCap Blend, Partners LargeCap Growth, Partners SmallCap Blend and Partners SmallCap Value I Funds approved the Agreements on December 30, 2002. Shareholders of each of the Institutional class shares of the Partners International, Partners MidCap Growth I and Partners MidCap Value I Funds approved the Agreements on December 29, 2003. Shareholders of each Class (except Advisors Signature) of the Partners LargeCap Value I, Partners SmallCap Growth III and Partners SmallCap Value II Funds approved the Agreements on June 1, 2004. Shareholders of the Advisors Preferred, Advisors Select, Select and Preferred share classes of the Partners International, Partners MidCap Growth I, Partners MidCap Value and Preferred Securities Funds approved the Agreements on June 1, 2004. The Agreements for the other Funds were approved by their shareholders (except Advisors Signature Class shareholders) on December 5, 2000. The Advisors Signature Class shareholders of all Funds approved the Agreements on November 1, 2004.

Payments to the Manager and its Affiliates

     Management Agreement. During the fiscal year ended October 31, 2005, the Manager served as the investment manager to each of the 55 PIF Funds then in existence. As compensation for its services, the Manager received fees from the Funds computed separately for each Fund. For the fiscal year ended October 31, 2005, the PIF Funds paid the Manager aggregate management fees of $106,782,788. The table below sets forth the amount paid by each Fund.

     Service Agreement. Pursuant to a Service Agreement with PIF, the Manager provides certain personal services to shareholders (plan sponsors) and beneficial owners (plan members) of the following shares classes of the PIF
Funds: (Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select. These personal services include: (i) responding to plan sponsor and plan member inquiries; (ii) providing information regarding plan sponsor and plan member investments; and (iii) providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by National Association of Securities Dealers (NASD) Rule 2830.

     As compensation for these services under the Service Agreement, each of the PIF Funds pays the Manager service fees equal to 0.25% of the average daily net assets attributable to the Advisors Select Class; 0.25% of the average daily net assets attributable to the Advisors Signature Class; 0.17% of the average daily net assets attributable to the Advisors Preferred Class; and 0.15% of the average daily net assets attributable to each of the Select Class and Preferred Class. For the fiscal year ended October 31, 2005, the PIF Funds paid the Manager aggregate service fees of $3,648,626. The amount of such fees paid by each of the Funds is set forth in the table below.

     Administrative Services Agreement. Pursuant to an Administrative Service Agreement with PIF, the Manager provides services to beneficial owners of the following shares classes of the PIF Funds: Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select. Such services include: (i) receiving, aggregating and processing purchase, exchange and redemption requests from plan shareholders; (ii) providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre-authorized instructions submitted by plan members; (iii) processing dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations; (iv) acting as shareholder of record and nominee for plans; (v) maintaining account records for shareholders and/or other beneficial owners; (vi) providing notification  to plan  shareholders  of  transactions  affecting their accounts;
(vii) forwarding prospectuses, financial reports, tax information and other communications from the Fund to beneficial owners; (viii) distributing, receiving, tabulating and transmitting proxy ballots of plan shareholders; and
(ix) other similar administrative services.

     As compensation for these services under the Administrative Services Agreement, each of the PIF Funds pays the Manager service fees equal to: 0.20% of the average daily net assets attributable to the Advisors Select Class; 0.28% of the average daily net assets attributable to the Advisors Signature Class; 0.15% of the average daily net assets attributable to the Advisors Preferred Class; 0.13% of the average daily net assets attributable to the Select Class; and 0.11% of the average daily net assets attributable to the Preferred Class. For the fiscal year ended October 31, 2005, the PIF Funds paid the Manager aggregate service fees of $2,761,735. The amount of such fees paid by each of the Funds is set forth in the table below.

     Rule 12b-1 Fees. Princor, an indirect wholly-owned subsidiary of Principal Life, is the principal underwriter for shares of the PIF Funds. For the fiscal year ended October 31, 2005, the PIF Funds paid aggregate Rule 12b-1 distribution fees to Princor of $17,663,182. The aggregate amounts of such fees paid by each of the Funds with respect to all of its share classes that are subject to Rule 12b-1 are set forth in the table below.

     Underwriting Fees. During the fiscal year ended October 31, 2005, Princor also received aggregate underwriting fees from the sale of shares of the PIF Funds of $4,245,627. The amounts of such fees as allocated among each of the Funds are set forth in the table below:

                                                  Fees Paid to the Manager                          Fees Paid to Princor
                                       Management          Service       Administrative       Rule 12b-1           Underwriting
Fund                                      Fees              Fees          Service Fees           Fees                  Fees
Bond & Mortgage Securities               $5,132,094        $242,169         $193,366            $1,328,708(5)           $294,296
Disciplined LargeCap Blend               $2,484,913            $390             $329               $89,922(5)            $77,696(1)
Diversified International                $2,283,907         $58,755          $47,131              $752,897(5)           $286,335
Equity Income                              $564,610(1)         -                -                 $315,521(1)           $116,876(1)
Government & High Quality Bond             $916,595         $38,600          $30,735              $873,767(5)           $214,484
High Quality Intermediate-Term Bond        $370,871        $106,469          $88,376              $249,221                $8,681
High Yield                                 $245,108(2)         -                -                     -                     -
Inflation Protection                       $152,501(2)         $151(1)          $129(1)             $8,135(2)            $22,590(3)
International Emerging Markets           $1,077,236         $22,314          $18,153              $322,288(5)           $127,886
International Growth                     $5,444,797         $44,792          $36,993              $208,269               $18,248
LargeCap Growth                          $1,766,507         $13,347          $11,083              $343,939(5)           $199,805
LargeCap S&P 500 Index                     $948,572        $557,638         $447,926            $1,915,640(5)           $152,974
LargeCap Value                           $1,282,322         $14,267          $11,073              $313,368(5)           $190,577
MidCap Blend                             $2,079,396         $40,378          $31,591            $1,002,803(5)           $438,134
Midcap Growth                              $124,298          $2,507           $2,035               $85,940                $8,293
MidCap S&P 400 Index                       $120,885         $99,293          $78,831              $193,848                $5,459
MidCap Value                               $654,579          $5,395           $4,609              $490,545               $35,082
Money Market                             $1,601,301         $83,547          $67,264              $480,149(5)            $78,061
Partners Global Equity                      $69,130(3)         $581(2)          $505(2)               $418(4)               -
Partners International                   $4,289,099         $40,481          $32,434               $30,982                  -
Partners LargeCap Blend                  $5,180,187        $182,209         $146,016              $561,917(5)           $181,269
Partners LargeCap Blend I                  $408,998         $17,844          $14,357              $284,248(5)           $108,625
Partners LargeCap Growth                 $1,317,923         $10,494           $8,769               $48,109                $7,396
Partners LargeCap Growth I               $6,070,305        $158,580         $128,896              $352,927(5)            $84,307
Partners LargeCap Growth II              $5,283,105         $97,555          $78,816              $121,599(5)             $9,534
Partners LargeCap Value                 $12,192,603        $305,359         $246,992              $665,276(5)           $175,752
Partners LargeCap Value I                $1,151,198          $2,779           $2,236                  $881                  -
Partners LargeCap Value II                 $896,443(2)         $683(1)          $530(1)               $250(2)               -
Partners MidCap Growth                   $1,615,525         $63,392          $51,972              $216,498(5)            $56,596
Partners MidCap Growth I                 $2,011,387          $4,422           $3,651                $4,277(5)             $2,207(2)
Partners MidCap Growth II                $2,330,011(2)       $1,763(1)        $1,456(1)             $1,287(2)               -
Partners MidCap Value                    $4,369,396         $90,536          $73,609              $372,254(5)            $65,667
Partners MidCap Value I                  $4,266,927          $3,100           $2,651                $3,486                  -
Partners SmallCap Blend                  $2,040,434          $4,239           $3,604                $5,176                  -
Partners SmallCap Growth I               $1,142,276         $10,787           $8,694               $49,811                $3,248
Partners SmallCap Growth  II             $3,800,328         $57,526          $46,564              $125,767(5)            $54,077
Partners SmallCap Growth III               $763,865          $2,480           $1,912                  $952                  -
Partners SmallCap Value                  $3,094,810         $42,786          $33,469               $67,251                  $819
Partners SmallCap Value I                $1,934,248         $61,184          $49,687               $61,374                  -
Partners SmallCap Value II               $1,471,842          $3,880           $3,332                $5,186                  -
Preferred Securities                     $2,067,479            $101              $88              $110,406(5)            $40,193
Principal LifeTime 2010                    $549,232         $91,753          $74,632              $498,312(5)            $38,655
Principal LifeTime 2020                    $860,943        $147,613         $119,966              $830,450(5)           $115,301
Principal LifeTime 2030                    $727,582        $128,055         $103,943              $733,069(5)           $178,579
Principal LifeTime 2040                    $292,998         $53,429          $43,867              $242,378(5)           $171,240
Principal LifeTime 2050                    $131,676         $22,351          $18,195               $56,106(5)            $82,520
Principal LifeTime Strategic Income        $264,658         $40,490          $33,126              $244,677(5)            $15,703
Real Estate Securities                   $4,924,525        $167,777         $134,474              $889,105(5)           $214,854
Short-Term Bond                            $393,548         $11,938           $9,221              $295,168(5)            $73,893
SmallCap Blend                           $1,293,621         $17,942          $14,151              $659,358              $148,121
SmallCap Growth                            $220,898            $655             $510              $144,933               $12,788
SmallCap S&P 600 Index                     $310,146        $146,312         $115,807              $339,003               $25,294
SmallCap Value                             $654,297         $28,295          $22,634              $210,445(5)            $42,446
Tax-Exempt Bond                            $816,158(4)         -                -                 $382,570(3)            $42,123(1)
Ultra Short Bond                           $324,495        $299,243          $61,345               $72,316               $18,943

______________________
Management Fees

(1) Portion of the amount shown is that of Principal Equity Income Fund, Inc. (predecessor to Equity Income Fund).

(2) Period from December 29, 2004 (date operations commenced) through October 31, 2005.

(3) Period from March 1, 2005 (date operations commenced) through October 31, 2005.

(4) Portion of the amount shown is that of Principal Tax-Exempt Bond Fund, Inc. (predecessor to Tax-Exempt Bond Fund.)

Service Fees and Administrative Service Fees

(1) Period from December 29, 2004 (date operations commenced) through October 31, 2005.

(2) Period from March 1, 2005 (date operations commenced) through October 31, 2005.

12b-1 Fees

(1) Portion of the amount shown is that of Principal Equity Income Fund, Inc. (predecessor to Equity Income Fund).

(2) Period from December 29, 2004 (date operations commenced) through October 31, 2005.

(3) Portion of the amount show is that of Principal Tax-Exempt Bond Fund, Inc. (predecessor to Tax-Exempt Bond Fund).

(4) Period from March 1, 2005 (date operations commenced) through October 31, 2005.

(5) Period from June 28, 2005 (date operations commenced for Class A and/or Class B shares through October 31, 2005)

Underwriting Fees

(1) Period from June 28, 2005 (date operations commenced for Class A and Class B shares) through October 31, 2005.

(2) Period from June 28, 2005 (date operations commenced for Class A shares) through October 31, 2005.

(3) Period from December 29, 2004 (date operations commenced) through October 31, 2005.

Payments by the Manager to Affiliated Sub-Advisors

     Each of the sub-advisors named in the table below is an affiliate of the Manager. During the fiscal year ended October 31, 2005, the Manager paid each of these sub-advisors, pursuant to sub-advisory agreements, the sub-advisory fees stated below for sub-advisory services to the Funds indicated.

Sub-Advisor                          Fund                                           Sub-Advisory Fee
Columbus Circle Investors            LargeCap Growth Fund                                $420,546
                                     MidCap Growth Fund                                   $57,498

Post Advisory Group, LLC             High Yield Fund                                      $97,221

Principal Global Investors, LLC      Bond & Mortgage Securities Fund                     $965,821
                                     Disciplined LargeCap Blend Fund                     $737,975
                                     Diversified International Fund                      $253,035
                                     Equity Income Fund                                   $57,334
                                     Government & High Quality Bond Fund                 $237,361
                                     High Quality Intermediate-Term Bond Fund             $95,143
                                     Inflation Protection Fund                            $37,515
                                     International Emerging Markets Fund                 $381,019
                                     International Growth Fund                           $540,383
                                     LargeCap S&P 500 Index Fund                          $92,098
                                     LargeCap Value Fund                                 $388,294
                                     MidCap Blend Fund                                   $456,095
                                     MidCap S&P 400 Index Fund                            $11,626
                                     MidCap Value Fund                                   $189,498
                                     Money Market Fund                                   $285,990
                                     Principal LifeTime 2010 Fund                        $181,571
                                     Principal LifeTime 2020 Fund                        $283,309
                                     Principal LifeTime 2030 Fund                        $240,712
                                     Principal LifeTime 2040 Fund                         $96,223
                                     Principal LifeTime 2050 Fund                         $43,085
                                     Principal LifeTime Strategic Income Fund             $86,547
                                     Short-Term Bond Fund                                $101,559
                                     SmallCap Blend Fund                                 $325,799
                                     SmallCap Growth Fund                                 $83,660
                                     SmallCap S&P 600 Index Fund                          $29,737
                                     SmallCap Value Fund                                 $247,839
                                     Tax-Exempt Bond Fund                                 $58,208
                                     Ultra Short Bond Fund                                $69,929

Principal Real Estate Investors, LLC Real Estate Securities Fund                       $3,046,527

Spectrum Asset Management, Inc.      Preferred Securities Fund                           $922,498

                                                                     Appendix F

                         PAYMENTS TO AFFILIATED BROKERS


Certain broker-dealers are considered to be affiliates of PIF.
o Archipelago Securities, LLC, Goldman Sachs Asset Management, Goldman Sachs Execution & Clearing, LP (f/k/a Spear, Leeds & Kellogg) and Goldman Sachs JBWere are affiliates of Goldman Sachs & Co. Goldman Sachs Asset Management acts as a sub-advisor for the Partners LargeCap Blend Fund I and Partners MidCap Value Fund I.
o CDC IXIS Asset Management Distributors, L.P. is an affiliate of Vaughan Nelson which acts as sub-advisor to the Partners SmallCap Value Fund II.
o J.P Morgan Securities and JP Morgan/Chase are affiliates of J.P.Morgan Investment Management Inc. which acts as a sub-advisor for Partners SmallCap Value I, Partners Global Equity and an account of Principal Variable Contracts Fund, Inc.
o J.P. Morgan Securities and JP Morgan Cazenove Limited ("Cazenove Inc.") are affiliates of American Century Investment Management, Inc. which acts as sub-advisor for the Partners LargeCap Growth Fund II, Partners LargeCap Value Fund II and an Account of the Principal Variable Contracts Fund, Inc.
o Lehman Brothers, Inc. and Neuberger Berman Management, Inc. are affiliates of Neuberger Berman LLC. Neuberger Berman Management Inc. acts as a sub-advisor for the Partners MidCap Value Fund and an account of Principal Variable Contracts Fund, Inc.
o Morgan Stanley DW Inc. and Dean Witter Reynolds, Inc. are affiliated with Morgan Stanley Asset Management, which acts as sub-advisor to one account of the Principal Variable Contracts Fund, Inc.
o Fidelity Brokerage Services, LLC and National Financial Services LLC are affiliates of Fidelity Management & Research Company which acts as sub-advisor to the Partners MidCap Growth Fund II.
o Advest, Inc. and Sanford C. Bernstein & Co., LLC are affiliates of AllianceBernstein L.P. which sub-advises Partners LargeCap Value Fund, Partners SmallCap Growth Fund I and an account of Principal Variable Contracts Fund, Inc.
o Spectrum Asset Management, Inc. is an affiliate of the Principal Global Investors which serves as sub-advisor for several accounts of the Principal Variable Contracts Fund, Inc. and portfolios of the Principal Investors Fund.
o UBS Financial Services Inc. and UBS Securities LLC are affiliates of UBS Global AM which acts as sub-advisor to the Partners SmallCap Growth Fund II, Partners LargeCap Value I and an account of the Principal Variable Contracts Fund, Inc.
o Pershing LLC is an affiliate of BNY Investment Advisors, a division of the Bank of New York, which acts as sub-advisor to the Partners LargeCap Growth Fund II and the Partners LargeCap Value Fund.

         Brokerage commissions paid to affiliates during the fiscal year ended October 31, 2005 were as follows:

                                                     Commissions Paid to Advest Co.

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Partners MidCap Value
          2005                                  665                     0.10                             0.06
  Partners SmallCap Growth II
         2005                                 2,320                     0.28                             0.42
  Partners SmallCap Value
         2005                                 1,433                     0.27                             0.21
  Partners SmallCap Value I
         2005                                   396                     0.13                             0.26

                                             Commissions Paid to Archipelago Securities, LLC

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Partners LargeCap Blend
         2005                                   422                     0.05                             0.14
  Partners LargeCap Growth I
         2005                                    44                     0.00                             0.03
  Partners LargeCap Growth II
         2005                                   854                     0.11                             0.50
  Partners LargeCap Value II
         2005                                    28                     0.04                             0.38
  Partners MidCap Growth I
         2005                                 2,622                     0.55                             1.14
  Partners SmallCap Blend
         2005                                 3,855                     0.53                             0.87
  Partners SmallCap Value I
         2005                                   819                     0.27                             0.39

                       Commissions Paid to Cazenove, Inc.

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Diversified International
         2005                                 5,278                     0.40                             0.42
  International Emerging Markets
         2005                                   784                     0.09                             0.12
  International Growth
         2005                                23,016                     0.92                             0.73
  Partners International
         2005                                13,758                     1.37                             0.79

                                             Commissions Paid to CDC IXIS Asset Management Distributors, LP

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Partners International
         2005                                 1,176                     0.12                             0.08

                                             Commissions Paid to Dean Witter Reynolds, Inc.

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  SmallCap Growth II
         2005                                 4,376                     0.53                             0.50

                                             Commissions Paid to Fidelity Brokerage Services, LLC

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Equity Income
         2005                                   372                     0.17                             0.13
  Partners International
         2005                                     1                     0.00                             0.00
  Partners LargeCap Blend I
         2005                                    48                     0.17                             0.25
  Partners MidCap Growth II
         2005                                29,948                     4.20                             8.99
  SmallCap Blend
         2005                                   661                     0.09                             0.09
  SmallCap Growth
         2005                                   145                     0.07                             0.08
  SmallCap Value
         2005                                   191                     0.04                             0.03

                                             Commissions Paid to Goldman Sachs & Co.

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Disciplined LargeCap Blend
         2005                                16,071                     3.66                             1.17
  Diversified International
         2005                                81,387                     6.24                             5.41
  International Emerging Markets
         2005                                20,748                     2.34                             2.23
  Equity Income
         2005                                 5,665                     2.53                             2.19
  International Growth
         2005                                93,939                     3.76                             2.86
  LargeCap Growth
         2005                                30,865                     3.84                             3.06
  LargeCap S&P 500 Index
         2005                                   133                     0.28                             0.27
  LargeCap Value
         2005                                80,821                    10.23                             6.13
  MidCap Blend
         2005                                10,209                     1.99                             2.06
  MidCap Growth
         2005                                 4,374                     4.85                             3.83
  MidCap S&P 400 Index
         2005                                   168                     0.60                             0.56
  MidCap Value
         2005                                12,937                     3.31                             2.61
  Partners SmallCap Growth III
         2005                                28,727                     7.09                             6.28
  Partners Global Equity
         2005                                   324                     2.75                             1.83
  Partners International
         2005                                84,903                     8.48                            14.78
  Partners LargeCap Blend
         2005                                23,814                     3.06                             4.00
  Partners LargeCap Blend I
         2005                                   783                     2.73                             1.38
  Partners LargeCap Growth
         2005                                19,245                    17.74                            14.77
  Partners LargeCap Growth I
         2005                                28,376                     2.50                             3.49
  Partners LargeCap Growth II
         2005                                46,395                     5.76                             3.24
  Partners LargeCap Value
         2005                               267,727                    26.04                            22.59
  Partners LargeCap Value I
         2005                                 2,540                     0.87                             0.42
  Partners LargeCap Value II
         2005                                 1,951                     2.93                             1.76
  Partners MidCap Growth
         2005                                66,605                    11.85                             9.36
  Partners MidCap Growth I
         2005                               136,955                    28.49                            25.63
  Partners MidCap Value
         2005                                11,227                     1.63                             1.51
  Partners MidCap Value I
         2005                                30,402                     4.62                             4.90
  Partners SmallCap Blend
         2005                                31,884                     4.38                             4.81
  Partners SmallCap Growth I
         2005                                18,377                     5.43                             5.57
  Partners SmallCap Growth II
         2005                                 4,515                     0.54                             0.90
  Partners SmallCap Value I
         2005                                 4,832                     1.60                             1.21
  Partners SmallCap Value II
         2005                                    22                     0.01                             0.01
  Real Estate Securities
         2005                                 3,945                     0.93                             1.11
  SmallCap Blend
         2005                                17,655                     2.49                             1.05
  SmallCap Growth
         2005                                 3,471                     1.79                             1.34
  SmallCap S&P 600 Index
         2005                                   730                     0.79                             0.68
  SmallCap Value
         2005                                26,887                     5.53                             3.67

                                       Commissions Paid to Goldman Sachs Execution & Clearing, LP
                                                         (f/k/a Speer, Leeds & Kellogg)

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Partners LargeCap Blend
         2005                                 3,466                     0.45                             1.01
  Partners LargeCap Blend I
         2005                                 1,758                     6.13                            21.78
  Partners LargeCap Growth I
         2005                                 5,154                     0.45                             0.83
  Partners LargeCap Growth II
         2005                                34,360                     4.27                            10.32
  Partners LargeCap Value I
         2005                                 5,469                     1.86                             4.61
  Partners LargeCap Value II
         2005                                 1,992                     2.99                             7.70
  Partners MidCap Growth
         2005                                25,955                     4.62                             9.17
  Partners MidCap Value
         2005                                 1,815                     0.26                             0.11
  Partners SmallCap Growth II
         2005                                 3,354                     0.40                             2.07
  Partners SmallCap Value I
         2005                                   557                     0.18                             0.18

                                             Commissions Paid to Goldman Sachs JBWere

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Partners International
         2005                                   969                     0.10                             0.05

                       Commissions Paid to JP Morgan/Chase

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  International Emerging Markets
         2005                                    49                     0.01                             0.01
  MidCap Value
         2005                                 2,636                     0.67                             0.34
  Partners International
         2005                                 1,455                     0.15                             0.13
  Partners LargeCap Blend I
         2005                                   431                     1.50                             0.72
  Partners LargeCap Growth
         2005                                 8,556                     7.89                             6.90
  Partners LargeCap Growth II
         2005                                14,338                     1.78                             1.39
  Partners LargeCap Value I
         2005                                   100                     0.03                             0.14
  Partners LargeCap Value II
         2005                                    96                     0.14                             0.04
  Partners MidCap Growth
         2005                                 1,348                     0.24                             0.15
  Partners MidCap Growth II
         2005                                15,530                     2.18                             1.28
  Partners MidCap Value I
         2005                                 2,190                     0.33                             0.70
  Partners SmallCap Growth I
         2005                                23,977                     7.09                             4.94
  Partners SmallCap Growth II
         2005                                26,080                     3.13                             2.23
  Partners SmallCap Growth III
         2005                                     4                     0.00                             0.00
  Partners SmallCap Value
         2005                                   239                     0.04                             0.04
  Partners SmallCap Value II
         2005                                   102                     0.03                             0.03

                                             Commissions Paid to J.P. Morgan Securities

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Diversified International
         2005                                33,868                     2.60                             2.01
  Equity Income
         2005                                 3,388                     1.51                             1.24
  International Emerging Markets
         2005                                35,095                     3.96                             3.42
  International Growth
         2005                               153,151                     6.13                             4.67
  LargeCap Growth
         2005                                 1,312                     0.16                             0.11
LargeCap Value
         2005                                14,320                     1.81                             1.26
  MidCap Blend
         2005                                10,543                     2.05                             2.19
  MidCap Growth
         2005                                 1,972                     2.19                             1.73
  MidCap Value
         2005                                 3,609                     0.92                             0.83
  Partners International
         2005                                53,801                     5.37                             5.59
  Partners LargeCap Blend
         2005                                21,365                     2.75                             2.27
  Partners LargeCap Blend I
         2005                                    26                     0.09                             0.34
  Partners LargeCap Growth I
         2005                                30,229                     2.66                             2.58
  Partners LargeCap Growth II
         2005                                   126                     0.02                             0.02
  Partners LargeCap Value I
         2005                                 7,615                     2.59                             1.19
  Partners MidCap Growth
         2005                                23,692                     4.21                             3.52
  Partners MidCap Growth I
         2005                                20,405                     4.24                             3.74
  Partners MidCap Value
         2005                                11,345                     1.65                             1.38
  Partners MidCap Value I
         2005                                 8,607                     1.31                             0.99
  Partners SmallCap Blend
         2005                                27,888                     3.83                             3.78
  Partners SmallCap Growth I
         2005                                 3,443                     1.02                             1.82
  Partners SmallCap Growth II
         2005                                   865                     0.10                             0.09
  Partners SmallCap Growth III
         2005                                55,313                    13.66                            13.88
  Partners SmallCap Value I
         2005                                 1,820                     0.60                             0.28
  Partners SmallCap Value II
         2005                                    32                     0.01                             0.02
  Real Estate Securities
         2005                                 8,564                     2.02                             1.30
  SmallCap Blend
         2005                                 1,904                     0.27                             0.29
  SmallCap Growth
         2005                                 3,779                     1.95                             1.61
  SmallCap Value
         2005                                 2,928                     0.60                             0.48

                       Commissions Paid to Lehman Brothers

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Disciplined LargeCap Blend
         2005                                23,210                     5.28                             6.10
  Diversified International
         2005                                47,886                     3.67                             3.34
  Equity Income
         2005                                 9,628                     4.29                             8.16
  International Emerging Markets
         2005                                33,577                     3.79                             3.32
  International Growth
         2005                                72,740                     2.91                             3.17
  LargeCap Growth
         2005                               108,088                    13.45                            10.51
  LargeCap S&P 500 Index
         2005                                14,223                    29.79                            59.24
  LargeCap Value
         2005                                46,629                     5.90                             5.29
  MidCap Blend
         2005                                55,007                    10.72                            10.05
MidCap Growth
         2005                                 4,761                     5.28                             3.64
  MidCap S&P 400 Index
         2005                                 3,692                    13.33                            20.07
  MidCap Value
         2005                                19,805                     5.07                             5.60
  Partners Global Equity Fund
         2005                                   931                     7.89                             3.96
  Partners International
         2005                               106,440                    10.63                            10.22
  Partners LargeCap Blend
         2005                                38,876                     5.00                             5.73
  Partners LargeCap Blend I
         2005                                   443                     1.55                             1.96
  Partners LargeCap Growth
         2005                                 5,456                     5.03                             4.49
  Partners LargeCap Growth I
         2005                                34,552                     3.04                             3.52
  Partners LargeCap Growth II
         2005                                15,985                     1.99                             1.26
  Partners LargeCap Value I
         2005                                 4,722                     1.61                             1.08
  Partners LargeCap Value II
         2005                                   168                     0.25                             0.11
  Partners MidCap Growth
         2005                                22,244                     3.96                             3.86
  Partners MidCap Growth I
         2005                                27,952                     5.81                             5.95
  Partners MidCap Growth II
         2005                                41,885                     5.88                             6.67
  Partners MidCap Value
         2005                               106,573                    15.46                            15.29
  Partners MidCap Value I
         2005                                34,204                     5.19                             5.15
  Partners SmallCap Blend
         2005                                40,825                     5.60                             4.33
  Partners SmallCap Growth I
         2005                                24,275                     7.18                             6.86
  Partners SmallCap Growth II
         2005                                 6,420                     0.77                             0.71
  Partners SmallCap Growth III
         2005                                21,754                     5.37                             4.26
  Partners SmallCap Value
         2005                                   885                     0.17                             0.12
  Partners SmallCap Value I
         2005                                 6,404                     2.12                             1.90
  Partners SmallCap Value II
         2005                                   247                     0.07                             0.07
  Real Estate Securities
         2005                                65,908                    15.52                            27.62
  SmallCap Blend
         2005                                26,262                     3.71                             3.71
  SmallCap Growth
         2005                                12,361                     6.39                             5.24
  SmallCap S&P 600 Index
         2005                                42,675                    46.06                            42.28
  SmallCap Value
         2005                                29,549                     6.08                             6.44

                                             Commissions Paid to Morgan Stanley DW, Inc.

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Disciplined LargeCap Blend
         2005                                39,290                     8.94                             5.98
  Diversified International
         2005                                81,905                     6.28                             5.88
  Equity Income
         2005                                 6,148                     2.74                             3.20
  International Emerging Markets
         2005                                70,173                     7.92                             8.86
  LargeCap Growth
         2005                                15,839                     1.97                             1.84
  LargeCap S&P 500 Index
         2005                                14,711                    30.81                            26.59
  LargeCap Value
         2005                                50,076                     6.34                            11.48
  MidCap Blend
         2005                                37,713                     7.35                             3.84
  MidCap Growth
         2005                                 1,350                     1.50                             1.37
  MidCap S&P 400 Index
         2005                                 5,219                    18.84                            21.39
  MidCap Value
         2005                                13,759                     3.52                             5.09
  Partners Global Equity
         2005                                 1,142                     9.67                             5.18
  Partners International
         2005                                60,233                     6.61                             5.64
  Partners LargeCap Blend
         2005                                38,900                     5.01                             5.75
  Partners LargeCap Blend I
         2005                                 3,618                    12.62                            16.12
  Partners LargeCap Growth
         2005                                 1,739                     1.60                             1.49
  Partners LargeCap Growth I
         2005                                76,581                     6.74                             5.90
  Partners LargeCap Growth II
         2005                                 3,279                     0.41                             0.24
  Partners LargeCap Value
         2005                                    58                     0.01                             0.01
  Partners LargeCap Value I
         2005                                 4,648                     1.58                             3.03
  Partners LargeCap Value II
         2005                                   135                     0.20                             0.37
  Partners MidCap Growth
         2005                                15,727                     2.80                             2.59
  Partners MidCap Growth I
         2005                                24,505                     5.10                             4.43
  Partners MidCap Growth Ii
         2005                                83,440                    11.71                            10.09
  Partners MidCap Value
         2005                                15,530                     2.25                             3.05
  Partners MidCap Value I
         2005                                18,104                     2.75                             3.01
  Partners SmallCap Blend
         2005                                38,170                     5.24                             3.88
  Partners SmallCap Growth I
         2005                                12,060                     3.57                             2.77
  Partners SmallCap Growth II
         2005                                 7,342                     0.88                             2.01
  Partners SmallCap Value
         2005                                   810                     0.15                             0.08
  Partners SmallCap Value I
         2005                                26,943                     8.94                            11.14
  Partners SmallCap Value II
         2005                                 2,092                     0.57                             0.20
  Real Estate Securities
         2005                                 3,880                     0.91                             1.02
  SmallCap Blend
         2005                                15,668                     2.21                             2.48
  SmallCap Growth
         2005                                11,936                     6.17                            10.09
  SmallCap S&P 600 Index
         2005                                13,696                    14.78                            19.26
  SmallCap Value
         2005                                32,681                     6.72                             7.43

                                             Commissions Paid to National Financial Services

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Partners MidCap Growth Fund II
         2005                                 1,645                     0.23                             0.20
  Partners SmallCap Value I
         2005                                   397                     0.13                             0.13
  Partners SmallCap Value II
         2005                                   623                     0.17                             0.12

                                             Commissions Paid to Neuberger Berman, LLC

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Partners MidCap Growth II
         2005                                 2,265                     0.32                             0.57
  Partners MidCap Value
         2005                                 2,710                     0.39                             0.24
  Partners SmallCap Value II
         2005                                 1,871                     0.51                             0.23

                        Commissions Paid to Pershing LLC

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Partners SmallCap Value II
         2005                                   713                     0.19                             0.19

                                             Commissions Paid to Sanford C. Bernstein & Co., LLC

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Disciplined LargeCap Blend
         2005                                15,010                     3.42                             1.75
  Equity Income
         2005                                 1,345                     0.60                             0.78
  LargeCap Growth
         2005                                 5,067                     0.63                             0.66
  LargeCap Value
         2005                                10,195                     1.29                             0.70
  MidCap Blend
         2005                                 8,009                     1.56                             1.25
  MidCap Growth
         2005                                    94                     0.10                             0.13
  MidCap Value
         2005                                 1,994                     0.51                             0.41
  Partners Global Equity
         2005                                   760                     6.44                             3.74
  Partners International
         2005                                   451                     0.05                             0.04
  Partners LargeCap Blend
         2005                                30,046                     3.87                             3.20
  Partners LargeCap Growth I
         2005                                20,738                     1.83                             1.12
  Partners LargeCap Growth II
         2005                                48,496                     6.03                             8.15
  Partners LargeCap Value
         2005                               590,920                    57.48                            54.85
  Partners LargeCap Value I
         2005                                   538                     0.18                             0.13
  Partners LargeCap Value II
         2005                                 4,424                     6.63                             9.89
  Partners MidCap Growth
         2005                                 3,955                     0.70                             0.36
  Partners MidCap Growth I
         2005                                   527                     0.11                             0.18
  Partners MidCap Value
         2005                                28,860                     4.19                             3.66
  Partners MidCap Value I
         2005                                33,305                     5.06                             6.91
  Partners SmallCap Blend
         2005                                   792                     0.11                             0.12
  Partners SmallCap Growth II
         2005                                 1,555                     0.19                             0.36
  Partners SmallCap Value I
         2005                                 9,991                     3.31                             4.09
  Real Estate Securities
         2005                                   210                     0.05                             0.06
  SmallCap Blend
         2005                                 4,428                     0.63                             0.97
  SmallCap Growth
         2005                                   452                     0.23                             0.28
  SmallCap Value
         2005                                 2,574                     0.53                             0.47

                                             Commissions Paid to Spectrum Asset Management

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Equity Income
         2005                                16,457                     7.34                             8.63
  Preferred Securities
         2005                               191,079                   100.00                           100.00

                                             Commissions Paid to UBS Financial Services

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Partners LargeCap Blend
         2005                                   115                     0.01                             0.01
  Partners SmallCap Growth II
         2005                                 1,720                     0.21                             0.18
  Partners SmallCap Value
         2005                                 7,022                     1.31                             1.13
  Partners SmallCap Value II
         2005                                 1,102                     0.30                             0.34

                                             Commissions Paid to UBS Securities LLC

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Disciplined LargeCap Blend
         2005                                21,359                     4.86                             4.35
  Diversified International
         2005                               199,103                    15.27                            21.82
  Equity Income
         2005                                30,436                    13.57                            15.65
  International Emerging Markets
         2005                               107,366                    12.12                            14.60
  International Growth
         2005                               265,102                    10.62                            22.68
  LargeCap Growth
         2005                                29,522                     3.67                             3.06
  LargeCap S&P 500 Index
         2005                                   303                     0.63                             0.70
  LargeCap Value
         2005                                68,115                     8.62                             8.84
  MidCap Blend
         2005                                24,246                     4.73                             4.54
  MidCap Growth
         2005                                 1,081                     1.20                             0.95
  MidCap S&P 400 Index
         2005                                 1,869                     6.75                             7.86
  MidCap Value
         2005                                31,806                     8.14                             8.99
  Partners International
         2005                               104,532                    10.44                            11.15
  Partners Global Equity
         2005                                   587                     4.97                             2.36
  Partners LargeCap Blend
         2005                                51,392                     6.61                             5.87
  Partners LargeCap Blend I
         2005                                 1,343                     4.69                             3.11
  Partners LargeCap Growth
         2005                                 4,297                     3.96                             2.86
  Partners LargeCap Growth I
         2005                                98,554                     8.68                             9.04
Partners LargeCap Growth II
         2005                                 8,269                     1.03                             0.79
  Partners LargeCap Value
         2005                                36,713                     3.57                             8.38
  Partners LargeCap Value I
         2005                                 7,800                     2.66                             2.19
  Partners LargeCap Value II
         2005                                   793                     1.19                             0.44
  Partners MidCap Growth
         2005                                51,264                     9.12                             7.80
  Partners MidCap Growth I
         2005                                 4,112                     0.86                             0.76
  Partners MidCap Growth II
         2005                                10,476                     1.47                             1.32
  Partners MidCap Value
         2005                                 8,684                     1.26                             1.15
  Partners MidCap Value I
         2005                                21,555                     3.27                             3.08
  Partners SmallCap Growth I
         2005                                38,040                    11.25                            14.58
  Partners SmallCap Growth II
         2005                                 7,589                     0.91                             1.74
  Partners SmallCap Growth III
         2005                                 3,746                     0.93                             0.92
  Partners SmallCap Value
         2005                                 8,271                     1.54                             0.91
  Partners SmallCap Value I
         2005                                10,338                     3.43                             2.22
  Partners SmallCap Value II
         2005                                18,866                     5.14                             2.75
  Real Estate Securities
         2005                                14,706                     3.46                             5.72
  SmallCap Blend
         2005                                28,548                     4.03                             5.01
  SmallCap Growth
         2005                                14,810                     7.65                             7.51
  SmallCap S&P 600 Index
         2005                                   272                     0.29                             0.74
  SmallCap Value
         2005                                69,871                    14.37                            17.74

                                                                      Appendix G


                          FORMS OF AMENDED 12b-1 PLANS

                         PRINCIPAL INVESTORS FUND, INC.
                              AMENDED AND RESTATED
                         DISTRIBUTION PLAN AND AGREEMENT
                                 CLASS A SHARES

         DISTRIBUTION PLAN AND AGREEMENT made as of (date), by and between PRINCIPAL INVESTORS FUND, INC., a Maryland corporation (the "Fund"), and PRINCOR FINANCIAL SERVICES CORPORATION, an Iowa corporation (the " Distributor ").

1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") for the Class A shares of each Series identified in Appendix A, attached hereto (the "Series"), a class of shares of Principal Investors Fund, Inc. (the "Fund").

2. The Fund has entered into a Distribution Agreement on behalf of the Fund with Princor Financial Services Corporation (the "Distributor"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers of shares of each Series of the Fund (the "Shares"). Such efforts may include, but neither are required to include nor are limited to, the following: (1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; (2) preparation, printing and distribution of sales literature provided to the Fund's shareholders and prospective shareholders; (3) preparation, printing and distribution of prospectuses and statements of additional information of the Fund and reports to recipients other than existing shareholders of the Fund; (4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; (5) making payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Shares pursuant to Selling Agreements;
(6) paying compensation to registered representatives or other employees of the Distributor who engage in or support distribution of the Fund's Shares; (7) paying compensation to, and expenses (including overhead and telephone expenses) of, the Distributor; (8) providing training, marketing and support to dealers and others with respect to the sale of Shares; (9) receiving and answering correspondence from prospective shareholders including distributing prospectuses, statements of additional information, and shareholder reports;
(10) providing of facilities to answer questions from prospective investors about Shares; (11) complying with federal and state securities laws pertaining to the sale of Shares; (12) assisting investors in completing application forms and selecting dividend and other account options; (13) providing of other reasonable assistance in connection with the distribution of the Fund's shares;
(14) organizing and conducting of sales seminars and making payments in the form of transactional compensation or promotional incentives; and (15) such other distribution and services activities as the Fund determines may be paid for by the Fund pursuant to the terms of this Plan and in accordance with Rule 12b-1 of the Act.

3. The Distribution Agreement also authorizes the Distributor to enter into Service Agreements with other selling dealers and with banks or other financial institutions to provide shareholder services to existing Class A shareholders, including without limitation, services such as furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting Class A shareholders with tax information.

4. In consideration for the services described above, and the expenses incurred by the Distributor pursuant to the Distribution Agreement and Paragraphs 2 and 3 hereof, all with respect to Class A shares of a Series of the Fund, Class A shares of each Series shall pay to the Distributor a fee at the annual rate as shown on Appendix A (or such lesser amount as the Fund Directors may, from time to time, determine) of the average daily net assets of Class A shares of such Series. This fee shall be accrued daily and paid monthly or at such other intervals, as the Fund Directors shall determine. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Fund's then current Prospectus for the determination of the net asset value of the Fund's Class A shares.

5. The Fund presently pays, and will continue to pay, a management fee to Principal Management Corporation (the "Manager") pursuant to a Management Agreement between the Fund and the Manager (the "Management Agreement"). It is recognized that the Manager may use its management fee revenue, as well as its past profits or its resources from any other source, to make payment to the Distributor with respect to any expenses incurred in connection with the distribution of Class A shares, including the activities referred to in Paragraph 2 hereof. To the extent that the payment of management fees by the Fund to the Manager should be deemed to be indirect financing of any activity primarily intended to result in the sale of Class A shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.

6. This Plan shall not take effect until it has been approved (a) by a vote of at least a majority (as defined in the Act) of the outstanding Class A shares of the Series of the Fund and (b) by votes of the majority of both (i) the Board of Directors of the Fund, and (ii) those Directors of the Fund who are not "interested persons" (as defined in the Act) of the Fund and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to this Plan (the "Disinterested Directors"), cast in person at a meeting called for the purpose of voting on this Plan or such agreements.

7. Unless sooner terminated pursuant to Paragraph 6, this Plan shall continue in effect for a period of twelve months from the date it takes effect and thereafter shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Paragraph 6(b).

8. A representative of the Distributor shall provide to the Board and the Board shall review at least quarterly a written report of the amounts so expended and the purposes for which such expenditures were made.

9. This Plan may be terminated at any time by vote of a majority of the Disinterested Directors, or by vote of a majority (as defined in the Act) of the outstanding Class A shares of the Series of the Fund.

10. Any agreement of the Fund related to this Plan shall be in writing and shall provide:

A. That such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Disinterested Directors or by a vote of a majority (as defined in the Act) of the outstanding Class A shares of the Series of the Fund on not more than sixty (60) days' written notice to any other party to the agreement); and

B. That such agreement shall terminate automatically in the event of its assignment.

11. While the Plan is in effect, the Fund's board of directors shall satisfy the fund governance standards as defined in Securities and Exchange Commission Rule 0-1(a)(7).

12. This Plan does not require the Manager or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Class A shares.

13. The Fund shall preserve copies of this Plan and any related agreements and all reports made pursuant to Paragraph 8, for a period of not less than six years from the date of the Plan, or the agreements or such report, as the case may be, the first two years in an easily accessible place.

14. This Plan may not be amended to increase materially the amount of Fees provided for in Paragraph 4 hereof unless such amendment is approved in the manner provided for initial approval in Paragraph 6 hereof and no other material amendment to this Plan shall be made unless approved in the manner provided for initial approval in Paragraph 6(b) hereof.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Plan as of the first date written above.

                     Principal Investors Fund, Inc.

                     By: ______________________________
                         Ralph C. Eucher, President and Chief Executive Officer

                     Princor Financial Services Corporation

                     By: ______________________________
                         Michael J. Beer, President

                          FORMS OF AMENDED 12b-1 PLANS

                         PRINCIPAL INVESTORS FUND, INC.
                              AMENDED AND RESTATED
                         DISTRIBUTION PLAN AND AGREEMENT
                                 CLASS B SHARES

         DISTRIBUTION PLAN AND AGREEMENT made as of (date), by and between PRINCIPAL INVESTORS FUND, INC., a Maryland corporation (the "Fund"), and PRINCOR FINANCIAL SERVICES CORPORATION, an Iowa corporation (the " Distributor ").

1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") for the Class B shares of each Series identified in Appendix A, attached hereto (the "Series"), a class of shares of Principal Investors Fund, Inc. (the "Fund").

2. The Fund has entered into a Distribution Agreement on behalf of the Fund with Princor Financial Services Corporation (the "Distributor"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers of shares of each Series of the Fund (the "Shares"). Such efforts may include, but neither are required to include nor are limited to, the following: (1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; (2) preparation, printing and distribution of sales literature provided to the Fund's shareholders and prospective shareholders; (3) preparation, printing and distribution of prospectuses and statements of additional information of the Fund and reports to recipients other than existing shareholders of the Fund; (4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; (5) making payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Shares pursuant to Selling Agreements;
(6) paying compensation to registered representatives or other employees of the Distributor who engage in or support distribution of the Fund's Shares; (7) paying compensation to, and expenses (including overhead and telephone expenses) of, the Distributor; (8) providing training, marketing and support to dealers and others with respect to the sale of Shares; (9) receiving and answering correspondence from prospective shareholders including distributing prospectuses, statements of additional information, and shareholder reports;
(10) providing of facilities to answer questions from prospective investors about Shares; (11) complying with federal and state securities laws pertaining to the sale of Shares; (12) assisting investors in completing application forms and selecting dividend and other account options; (13) providing of other reasonable assistance in connection with the distribution of the Fund's shares;
(14) organizing and conducting of sales seminars and making payments in the form of transactional compensation or promotional incentives; and (15) such other distribution and services activities as the Fund determines may be paid for by the Fund pursuant to the terms of this Plan and in accordance with Rule 12b-1 of the Act.

3. The Distribution Agreement also authorizes the Distributor to enter into Service Agreements with other selling dealers and with banks or other financial institutions to provide shareholder services to existing Class B shareholders, including without limitation, services such as furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting Class B shareholders with tax information.

4. In consideration for the services described above, and the expenses incurred by the Distributor pursuant to the Distribution Agreement and Paragraphs 2 and 3 hereof, all with respect to Class B shares of a Series of the Fund, Class B shares of each Series shall pay to the Distributor a fee at the annual rate as shown on Appendix A (or such lesser amount as the Fund Directors may, from time to time, determine) of the average daily net assets of Class B shares of such Series. This fee shall be accrued daily and paid monthly or at such other intervals, as the Fund Directors shall determine. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Fund's then current Prospectus for the determination of the net asset value of the Fund's Class B shares.


5. The Fund presently pays, and will continue to pay, a management fee to Principal Management Corporation (the "Manager") pursuant to a Management Agreement between the Fund and the Manager (the "Management Agreement"). It is recognized that the Manager may use its management fee revenue, as well as its past profits or its resources from any other source, to make payment to the Distributor with respect to any expenses incurred in connection with the distribution of Class B shares, including the activities referred to in Paragraph 2 hereof. To the extent that the payment of management fees by the Fund to the Manager should be deemed to be indirect financing of any activity primarily intended to result in the sale of Class B shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.

6. This Plan shall not take effect until it has been approved (a) by a vote of at least a majority (as defined in the Act) of the outstanding Class B shares of the Series of the Fund and (b) by votes of the majority of both (i) the Board of Directors of the Fund, and (ii) those Directors of the Fund who are not "interested persons" (as defined in the Act) of the Fund and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to this Plan (the "Disinterested Directors"), cast in person at a meeting called for the purpose of voting on this Plan or such agreements.

7. Unless sooner terminated pursuant to Paragraph 6, this Plan shall continue in effect for a period of twelve months from the date it takes effect and thereafter shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Paragraph 6(b).

8. A representative of the Distributor shall provide to the Board and the Board shall review at least quarterly a written report of the amounts so expended and the purposes for which such expenditures were made.

9. This Plan may be terminated at any time by vote of a majority of the Disinterested Directors, or by vote of a majority (as defined in the Act) of the outstanding Class B shares of the Series of the Fund.

10. Any agreement of the Fund related to this Plan shall be in writing and shall provide:

         A. That such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Disinterested Directors or by a vote of a majority (as defined in the Act) of the outstanding Class B shares of the Series of the Fund on not more than sixty (60) days' written notice to any other party to the agreement); and

         B. That such agreement shall terminate automatically in the event of its assignment.

11. While the Plan is in effect, the Fund's board of directors shall satisfy the fund governance standard in Securities and Exchange Commission Rule 0-1(a)(7).

12. This Plan does not require the Manager or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Class B shares.

13. The Fund shall preserve copies of this Plan and any related agreements and all reports made pursuant to Paragraph 8, for a period of not less than six years from the date of the Plan, or the agreements or such report, as the case may be, the first two years in an easily accessible place.

14. This Plan may not be amended to increase materially the amount of Fees provided for in Paragraph 4 hereof unless such amendment is approved in the manner provided for initial approval in Paragraph 6 hereof and no other material amendment to this Plan shall be made unless approved in the manner provided for initial approval in Paragraph 6(b) hereof.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Plan as of the first date written above.


                 Principal Investors Fund, Inc.


                 By: _______________________________
                     Ralph C. Eucher, President and Chief Executive Officer


                 Princor Financial Services Corporation


                 By: _______________________________
                     Michael J. Beer, President

                                                               Appendix H

                     FORM OF SUB-ADVISORY AGREEMENT WITH CCI

                         PRINCIPAL INVESTORS FUND, INC.
                             SUB-ADVISORY AGREEMENT
                  COLUMBUS CIRCLE INVESTORS SUB-ADVISED SERIES

         AGREEMENT executed as of ___________, 2006, by and between PRINCIPAL MANAGEMENT CORPORATION (hereinafter called "the Manager"), and COLUMBUS CIRCLE INVESTORS ("CCI") (hereinafter called "the Sub-Advisor").

                              W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment adviser to each Series of Principal Investors Fund, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Manager desires to retain the Sub-Advisor to furnish it with portfolio selection and related research and statistical services in connection with the investment advisory services for each Series of the Fund identified in Appendix A hereto (hereinafter called "Series"), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and


WHEREAS, The Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

     (a) Management Agreement (the "Management Agreement") with the Fund;

     (b) The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission; and

     (c) Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

     1.  Appointment of Sub-Advisor

         In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in
         Section 2 below for investment and reinvestment of the securities and other assets of each Series, subject to the control and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

     2. Obligations of and Services to be Provided by the Sub-Advisor

         The Sub-Advisor will:

         (a) Provide investment advisory services, including but not limited to research, advice and supervision for each Series.

         (b) Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for each Series consistent with each Series investment objective and policies.

         (c) Implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund's registration statement, Articles of Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

         (d) Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of each Series.

         (e) Maintain, in connection with the Sub-Advisor's investment advisory services obligations, compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission thereunder and the Series' investment strategies and restrictions as stated in the Fund's prospectus and statement of additional information.

         (f) Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of each Series are being observed.

         (g) Upon request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund's Board of Directors.

         (h) Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and
               (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of each Series.

          (i) Open accounts with broker-dealers and futures commission merchants ("broker-dealers"), select broker-dealers to effect all transactions for each Series, place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for each Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund's Board of Directors providing such information as the number of aggregated trades to which each Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for each Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to each Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Series. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

          (j) Maintain all accounts, books and records with respect to each Series as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940 (the "Investment Advisers Act"), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for each Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a Series upon request by the Fund or the Manager. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Advisor provides to a Series.


         (k) Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor's Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Advisor's current Code of Ethics. Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor's Code of Ethics along with certification that the Sub-Advisor has implemented procedures for administering the Sub-Advisor's Code of Ethics.

         (l) From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by a Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund's Board of Directors at the Fund's principal place of business on due notice to review the investments of a Series.

         (m) Provide such information as is customarily provided by a sub-advisor and may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the 1940 Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act"), and any state securities laws, and any rule or regulation thereunder.

         (n) Perform quarterly and annual tax compliance tests to monitor each Series' compliance with Subchapter M of the Code. The Sub-Advisor shall notify the Manager immediately upon having a reasonable basis for believing that a Series has ceased to be in compliance or that it might not be in compliance in the future. If it is determined that a Series is not in compliance with the requirements noted above, the Sub-Advisor, in consultation with the Manager, will take prompt action to bring the Series back into compliance (to the extent possible) within the time permitted under the Code.

         (o) Provide a copy of the Sub-Advisor's Form ADV and any amendments thereto contemporaneously with the filing of such documents with the Securities and Exchange Commission or other regulatory agency.

         (p) Vote proxies received on behalf of the Series in a manner consistent with Sub-Advisor's proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Series to file Form N-PX as required by SEC rule.

         (q) Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities held by the Fund and complete and file notices of claims in connection with class action lawsuits concerning securities owned by the Fund.

     3.  Prohibited Conduct

         In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the Fund in securities or other assets.

     4.  Compensation

         As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to each Series, the Manager shall pay the compensation specified in Appendix A to this Agreement.

     5.  Liability of Sub-Advisor

         Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor's investment discretion in connection with selecting investments for a Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents, or affiliates.

     6.  Supplemental Arrangements

         The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub- Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund.

     7.  Regulation

         The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

     8.  Duration and Termination of This Agreement

         This Agreement shall become effective on the latest of (i) the date of its execution, (ii) the date of its approval by a majority of the Board of Directors of the Fund, including approval by the vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval or (iii) if required by the 1940 Act, the date of its approval by a majority of the outstanding voting securities of the Series. It shall continue in effect thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

         If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or sub-advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Series during such period is in compliance with Rule 15a-4 under the 1940 Act.

         This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 8, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

     9.  Amendment of this Agreement

         No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

     10. General Provisions

         (a) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (b) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392-2080, and the address of the Sub-Advisor shall be Columbus Circle Investors, Metro Center, One Station Place, Stamford CT 06902.

         (c) The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

              (1) the Sub-Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

              (2) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Series.

         (d) The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

         (e) This Agreement contains the entire understanding and agreement of the parties.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

                             PRINCIPAL MANAGEMENT CORPORATION

                             By __________________________________________
                                A. S. Filean, Senior Vice President

                             COLUMBUS CIRCLE INVESTORS

                             By ___________________________________________
                                Frank A. Cuttita, Managing Director and
                               Chief Administrative Officer

PROXY                                                                      PROXY
                         PRINCIPAL INVESTORS FUND, INC.
                SPECIAL MEETING OF SHAREHOLDERS DECEMBER 15, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder appoints Jill R. Brown, Ernest H. Gillum and Michael
J. Beer, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held December 15, 2006 at 2:00 p.m., Central Standard Time, and any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate box on the ballot, date the ballot and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement, both dated November 16, 2006. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposals listed. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

                    VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192


                    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                    Signature(s)

                    Signature(s)
                    ____________________________________________________________
                    Date





FUNDS                      FUNDS                     FUNDS
Fundname Drop In 1         Fundname Drop In 2        Fundname Drop In 3
Fundname Drop In 4         Fundname Drop In 5        Fundname Drop In 6
Fundname Drop In 7         Fundname Drop In 8        Fundname Drop In 9
Fundname Drop In 10        Fundname Drop In 11       Fundname Drop In 12
Fundname Drop In 13        Fundname Drop In 14       Fundname Drop In 15
Fundname Drop In 16        Fundname Drop In 17       Fundname Drop In 18
Fundname Drop In 19        Fundname Drop In 20       Fundname Drop In 21
Fundname Drop In 22        Fundname Drop In 23       Fundname Drop In 24




                                 VOTING OPTIONS
           Read your proxy statement and have it at hand when voting.

[GRAPHIC OMITTED]                       [GRAPHIC OMITTED]                [GRAPHIC OMITTED]                   [GRAPHIC OMITTED]

VOTE ON THE INTERNET                      VOTE BY PHONE                     VOTE BY MAIL                       VOTE IN PERSON
Log on to:                              Call 1-866-241-6192         Vote, sign and date this Proxy      Attend Shareholder Meeting
https://vote.proxy-direct.com           Follow the recorded             Card and return in the                 Des Moines, IA
Follow the on-screen instructions          instructions                  postage-paid envelope              on December 15, 2006
   available 24 hours                   available 24 hours


If you vote on the Internet or by telephone, you need not return this proxy card.


The Board of Directors unanimously recommends that shareholders vote FOR the election of all nominees for Director and FOR all Proposals. Sign the proxy ballot and return it as soon as possible in the enclosed envelope.


PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK
AS FOLLOWS.  Example: (Black filled-in box)

(Empty box) To vote FOR all Porposals for all Funds mark this box. No other vote is necessary.



1. Election of the following twelve nominees as Directors of Principal Investors Fund, Inc.:

     01.  Elizabeth Ballantine 02.  Kristianne Blake    03.  Richard W. Gilbert
     04.  Mark A. Grimmett     05.  Fritz S. Hirsch     06.  William C. Kimball
     07.  Barbara A. Lukavsky  08.  Daniel Pavelich     09.  Richard Yancey
     10.  Ralph C. Eucher      11.  William G. Papesh   12.  Larry D. Zimpleman

        FOR ALL____     WITHHOLD ALL____     FOR ALL EXCEPT____

     INSTRUCTIONS: To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

2. Approval of Amendment to the Management Agreement to Provide for Fund Accounting Services.

                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST  ABSTAIN                     FOR   AGAINST   ABSTAIN
Fundname Drop In 1                            Fundname Drop In 2                         Fundname Drop In 3
Fundname Drop In 4                            Fundname Drop In 5                         Fundname Drop In 6
Fundname Drop In 7                            Fundname Drop In 8                         Fundname Drop In 9
Fundname Drop In 10                           Fundname Drop In 11                        Fundname Drop In 12
Fundname Drop In 13                           Fundname Drop In 14                        Fundname Drop In 15
Fundname Drop In 16                           Fundname Drop In 17                        Fundname Drop In 18
Fundname Drop In 19                           Fundname Drop In 20                        Fundname Drop In 21
Fundname Drop In 22                           Fundname Drop In 23                        Fundname Drop In 24

3. Approval of Amendments Changing Rule 12b-1 Plans for Class A and Class B Shares from "Reimbursement" to "Compensation" Plans.

                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST  ABSTAIN                     FOR   AGAINST   ABSTAIN
Fundname Drop In 1                            Fundname Drop In 2                         Fundname Drop In 3
Fundname Drop In 4                            Fundname Drop In 5                         Fundname Drop In 6
Fundname Drop In 7                            Fundname Drop In 8                         Fundname Drop In 9
Fundname Drop In 10                           Fundname Drop In 11                        Fundname Drop In 12
Fundname Drop In 13                           Fundname Drop In 14                        Fundname Drop In 15
Fundname Drop In 16                           Fundname Drop In 17                        Fundname Drop In 18
Fundname Drop In 19                           Fundname Drop In 20                        Fundname Drop In 21
Fundname Drop In 22                           Fundname Drop In 23                        Fundname Drop In 24


4. Approval of Amendment to the Management Agreement for the LargeCap Growth Fund Increasing Management Fees.

Fundname Drop In 1         ___FOR    ___AGAINST      ___ABSTAIN

5. Approval of Sub-Advisory Agreement with CCI for Partners SmallCap Growth Fund III.


Fundname Drop In 1         ___FOR    ___AGAINST      ___ABSTAIN


6.   Approval   of   Reclassifying   the  Real  Estate   Securities   Fund  from
     "Diversified" to "Non-Diversified."

Fundname Drop In 1         ___FOR    ___AGAINST      ___ABSTAIN



           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
                                    PIF_16946